Exhibit 10.95

CUSIP NUMBER 50060JAA8

$500,000,000 REVOLVING CREDIT FACILITY

$300,000,000 TERM LOAN FACILITY

CREDIT AGREEMENT

by and among

KOPPERS INC.,

as Borrower,

THE GUARANTORS PARTY HERETO,

THE LENDERS PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

PNC CAPITAL MARKETS LLC,

WELLS FARGO SECURITIES, LLC,

MERRILL LYNCH PIERCE FENNER & SMITH INC.,

CITIZENS BANK, N.A.,

FIFTH THIRD BANK,

DEUTSCHE BANK SECURITIES INC.,

and

BARCLAYS BANK PLC,

as Joint Lead Arrangers and Joint Bookrunners,

WELLS FARGO BANK, NA,

BANK OF AMERICA, N.A.,

and

CITIZENS BANK OF PENNSYLVANIA,

as Co-Syndication Agent,

and

FIFTH THIRD BANK,

DEUTSCHE BANK SECURITIES INC.,

and

BARCLAYS BANK PLC,

as Co-Documentation Agents

Dated as of August 15, 2014

TABLE OF CONTENTS

1.			CERTAIN DEFINITIONS	1
	1.1		Certain Definitions	1
	1.2		Construction	41
	1.3		Accounting Principles; Changes in GAAP	41
	1.4		Currency Calculations	42
2.			REVOLVING CREDIT AND SWING LOAN FACILITIES	42
	2.1		Revolving Credit Commitments	42
		2.1.1	Revolving Credit Loans; Optional Currency Loans	42
		2.1.2	Swing Loan Commitment	42
	2.2		Nature of Lenders’ Obligations with Respect to Revolving Credit Loans	43
	2.3		Commitment Fees	43
	2.4		Termination or Reduction of Revolving Credit Commitments	43
	2.5		Loan Requests	44
		2.5.1	Revolving Credit Loan Requests	44
		2.5.2	Swing Loan Requests	44
	2.6		Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans	45
		2.6.1	Making Revolving Credit Loans	45
		2.6.2	Presumptions by the Administrative Agent	45
		2.6.3	Making Swing Loans	45
		2.6.4	Repayment of Revolving Credit Loans	46
		2.6.5	Borrowings to Repay Swing Loans	46
		2.6.6	Swing Loans Under Cash Management Agreements	46
	2.7		Notes	47
	2.8		Use of Proceeds	47
	2.9		Letter of Credit Subfacility	47
		2.9.1	Issuance of Letters of Credit	47
		2.9.2	Letter of Credit Fees	48
		2.9.3	Disbursements, Reimbursement	48
		2.9.4	Repayment of Participation Advances	50
		2.9.5	Documentation	50
		2.9.6	Determinations to Honor Drawing Requests	51

i

		2.9.7	Nature of Participation and Reimbursement Obligations	51
		2.9.8	Indemnity	52
		2.9.9	Liability for Acts and Omissions	53
		2.9.10	Issuing Lender Reporting Requirements	54
		2.9.11	Cash Collateral	54
	2.10		Defaulting Lenders	55
	2.11		Increase in Revolving Credit Commitments	56
		2.11.1	Increasing Lenders and New Lenders	56
		2.11.2	Treatment of Outstanding Loans and Letters of Credit	57
	2.12		Utilization of Commitments in Optional Currencies	58
		2.12.1	Periodic Computations of Dollar Equivalent Amounts of Revolving Credit Loans that are Optional Currency Loans and Letters of Credit Outstanding; Repayment in Same Currency	58
		2.12.2	Notices From Lenders That Optional Currencies Are Unavailable to Fund New Loans	58
		2.12.3	Notices From Lenders That Optional Currencies Are Unavailable to Fund Renewals of the Euro-Rate Option	58
		2.12.4	European Monetary Union	59
3.			TERM LOANS	60
	3.1		Term Loan Commitments	60
	3.2		Nature of Lenders’ Obligations with Respect to Term Loans; Repayment Terms	60
4.			INTEREST RATES	60
	4.1		Interest Rate Options	60
		4.1.1	Revolving Credit Interest Rate Options; Swing Line Interest Rate	61
		4.1.2	Term Loan Interest Rate Options	61
		4.1.3	Rate Quotations	61
	4.2		Interest Periods	61
		4.2.1	Amount of Borrowing Tranche	61
		4.2.2	Renewals	61
	4.3		Interest After Default	62
		4.3.1	Letter of Credit Fees, Interest Rate	62
		4.3.2	Other Obligations	62
		4.3.3	Acknowledgment	62

	4.4		Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available	62
		4.4.1	Unascertainable	62
		4.4.2	Illegality; Increased Costs; Deposits Not Available	63
		4.4.3	Administrative Agent’s and Lender’s Rights	63
	4.5		Selection of Interest Rate Options	64
5.			PAYMENTS	65
	5.1		Payments	65
	5.2		Pro Rata Treatment of Lenders	65
	5.3		Sharing of Payments by Lenders	66
	5.4		Presumptions by Administrative Agent	67
	5.5		Interest Payment Dates	67
	5.6		Voluntary Prepayments	67
		5.6.1	Right to Prepay	67
		5.6.2	Replacement of a Lender	68
		5.6.3	Designation of a Different Lending Office	69
	5.7		Mandatory Prepayments	69
		5.7.1	Asset Sales and Recovery Events	69
		5.7.2	Note Issuance	69
		5.7.3	Currency Fluctuations	70
		5.7.4	Application Among Loans and Interest Rate Options	70
	5.8		Increased Costs	70
		5.8.1	Increased Costs Generally	70
		5.8.2	Capital Requirements	71
		5.8.3	Certificates for Reimbursement; Repayment of Outstanding Loans; Borrowing of New Loans	71
		5.8.4	Delay in Requests	71
	5.9		Taxes	72
		5.9.1	Issuing Lender	72
		5.9.2	Payments Free of Taxes	72
		5.9.3	Payment of Other Taxes by the Loan Parties	72
		5.9.4	Indemnification by the Loan Parties	72
		5.9.5	Indemnification by the Lenders	72
		5.9.6	Evidence of Payments	73
		5.9.7	Status of Lenders	73
		5.9.8	Treatment of Certain Refunds	75
		5.9.9	Survival	75

	5.10		Indemnity	76
	5.11		Settlement Date Procedures	77
	5.12		Collections; Administrative Agent’s Right to Notify Account Debtors	77
	5.13		Currency Conversion Procedures for Judgments	77
	5.14		Indemnity in Certain Events	77
6.			REPRESENTATIONS AND WARRANTIES	78
	6.1		Representations and Warranties	78
		6.1.1	Organization and Qualification	78
		6.1.2	Osmose Acquisition	78
		6.1.3	Subsidiaries	78
		6.1.4	Power and Authority	79
		6.1.5	Validity and Binding Effect	79
		6.1.6	No Conflict	79
		6.1.7	Litigation	79
		6.1.8	Title to Properties	79
		6.1.9	Financial Statements	80
		6.1.10	Use of Proceeds; Margin Stock	81
		6.1.11	Full Disclosure	81
		6.1.12	Taxes	81
		6.1.13	Consents and Approvals	82
		6.1.14	No Event of Default; Compliance with Instruments	82
		6.1.15	Patents, Trademarks, Copyrights, Licenses, Etc.	82
		6.1.16	Security Interests	82
		6.1.17	Status of the Pledged Collateral	83
		6.1.18	Insurance	83
		6.1.19	Compliance with Laws	83
		6.1.20	Material Contracts	83
		6.1.21	Investment Companies; Regulated Entities	84
		6.1.22	Plans and Benefit Arrangements	84
		6.1.23	Employment Matters	85
		6.1.24	Environmental Matters and Safety Matters	85
		6.1.25	Senior Debt Status	88

		6.1.26	Solvency	88
		6.1.27	Anti-Terrorism Laws	88
	6.2		Updates to Schedules	89
7.			CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT	89
	7.1		First Loans and Letters of Credit	89
		7.1.1	Deliveries	89
		7.1.2	Payment of Fees	92
	7.2		Subsequent Loan or Letter of Credit	92
8.			COVENANTS	93
	8.1		Affirmative Covenants	93
		8.1.1	Preservation of Existence, Etc.	93
		8.1.2	Payment of Liabilities, Including Taxes, Etc.	93
		8.1.3	Maintenance of Insurance	93
		8.1.4	Maintenance of Properties and Leases	93
		8.1.5	Maintenance of Patents, Trademarks, Etc.	93
		8.1.6	Visitation Rights	94
		8.1.7	Keeping of Records and Books of Account	94
		8.1.8	Plans and Benefit Arrangements	94
		8.1.9	Compliance with Laws	94
		8.1.10	Use of Proceeds	94
		8.1.11	Further Assurances	95
		8.1.12	Subordination of Intercompany Loans	95
		8.1.13	Anti-Terrorism Laws; International Trade Law Compliance	95
		8.1.14	Keepwell	95
		8.1.15	Joinder of Osmose Guarantors	95
	8.2		Negative Covenants	96
		8.2.1	Indebtedness	96
		8.2.2	Liens; Lien Covenants	97
		8.2.3	Guaranties	97
		8.2.4	Loans and Investments	98
		8.2.5	Restricted Payments	99
		8.2.6	Liquidations, Mergers, Consolidations, Acquisitions	100
		8.2.7	Dispositions of Assets or Subsidiaries	101

v

		8.2.8	Affiliate Transactions	102
		8.2.9	Subsidiaries, Partnerships and Joint Ventures	102
		8.2.10	Continuation of or Change in Business	103
		8.2.11	Plans and Benefit Arrangements	103
		8.2.12	Fiscal Year	104
		8.2.13	Issuance of Stock	104
		8.2.14	Changes in Organizational Documents 2009 Senior Note Debt Documents, New Note Indentures, and Transaction Documents	104
		8.2.15	Minimum Fixed Charge Coverage Ratio	105
		8.2.16	Maximum Total Secured Leverage Ratio	106
	8.3		Reporting Requirements	106
		8.3.1	Quarterly Financial Statements	106
		8.3.2	Annual Financial Statements	107
		8.3.3	Certificate of the Borrower	107
		8.3.4	Notice of Default	108
		8.3.5	Notice of Litigation	108
		8.3.6	Certain Events	108
		8.3.7	Budgets, Forecasts, Other Reports and Information	108
		8.3.8	Notices Regarding Plans and Benefit Arrangements	109
9.			DEFAULT	110
	9.1		Events of Default	110
		9.1.1	Payments Under Loan Documents	110
		9.1.2	Breach of Warranty	110
		9.1.3	Anti-Terrorism Laws	110
		9.1.4	Breach of Negative and Certain Other Covenants, Visitation Rights or Anti-Terrorism Laws	111
		9.1.5	Breach of Other Covenants	111
		9.1.6	Defaults in Other Agreements or Indebtedness	111
		9.1.7	Final Judgments or Orders	111
		9.1.8	Loan Document Unenforceable	111
		9.1.9	Uninsured Losses; Proceedings Against Assets	111
		9.1.10	Notice of Lien or Assessment	111
		9.1.11	Insolvency	112
		9.1.12	Events Relating to Plans and Benefit Arrangements	112

		9.1.13	Cessation of Business	112
		9.1.14	Change of Control	112
		9.1.15	Beazer East Default	112
		9.1.16	Involuntary Proceedings	113
		9.1.17	Voluntary Proceedings	113
	9.2		Consequences of Event of Default	113
		9.2.1	Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings	113
		9.2.2	Bankruptcy, Insolvency or Reorganization Proceedings	114
		9.2.3	Set-off	114
		9.2.4	Application of Proceeds	114
		9.2.5	Collateral Sharing	115
		9.2.6	Other Rights and Remedies	116
		9.2.7	Notice of Sale	116
10.			ADMINISTRATIVE AGENT; COLLATERAL AGENT	116
	10.1		The Administrative Agent	116
		10.1.1	Appointment and Authority	116
		10.1.2	Rights as a Lender	116
		10.1.3	Exculpatory Provisions	117
		10.1.4	Reliance by Administrative Agent	118
		10.1.5	Delegation of Duties	118
		10.1.6	Resignation of Administrative Agent	118
		10.1.7	Non-Reliance on Administrative Agent and Other Lenders	119
		10.1.8	No Other Duties, etc.	119
		10.1.9	Administrative Agent’s Fee	119
		10.1.10	Authorization to Release Collateral and Guarantors	120
		10.1.11	No Reliance on Administrative Agent’s Customer Identification Program	120
	10.2		The Collateral Agent	120
		10.2.1	Appointment and Authority	120
		10.2.2	Rights as a Lender	120
		10.2.3	Exculpatory Provisions	121
		10.2.4	Reliance by Collateral Agent	122
		10.2.5	Delegation of Duties	122
		10.2.6	Resignation of Collateral Agent	122

		10.2.7	Non-Reliance on Collateral Agent and Other Lenders	123
		10.2.8	Authorization to Release Collateral and Guarantors	123
11.			MISCELLANEOUS	123
	11.1		Modifications, Amendments or Waivers	123
		11.1.1	Increase of Commitment	123
		11.1.2	Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment	123
		11.1.3	Release of Collateral or Guarantor	124
		11.1.4	Miscellaneous	124
	11.2		No Implied Waivers; Cumulative Remedies	125
	11.3		Expenses; Indemnity; Damage Waiver	125
		11.3.1	Costs and Expenses	125
		11.3.2	Indemnification by the Borrower	125
		11.3.3	Reimbursement by Lenders	126
		11.3.4	Waiver of Consequential Damages, Etc.	126
		11.3.5	Payments	126
	11.4		Holidays	126
	11.5		Notices; Effectiveness; Electronic Communication	127
		11.5.1	Notices Generally	127
		11.5.2	Electronic Communications	127
		11.5.3	Change of Address, Etc.	127
	11.6		Severability	128
	11.7		Duration; Survival	128
	11.8		Successors and Assigns	128
		11.8.1	Successors and Assigns Generally	128
		11.8.2	Assignments by Lenders	128
		11.8.3	Register	130
		11.8.4	Participations	130
		11.8.5	Certain Pledges; Successors and Assigns Generally	131
	11.9		Confidentiality	131
		11.9.1	General	131
		11.9.2	Sharing Information With Affiliates of the Lenders	132
	11.10		Counterparts; Integration; Effectiveness	132
		11.10.1	Counterparts; Integration; Effectiveness	132

11.11		CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL	133
	11.11.1	Governing Law	133
	11.11.2	SUBMISSION TO JURISDICTION	133
	11.11.3	WAIVER OF VENUE	133
	11.11.4	SERVICE OF PROCESS	134
	11.11.5	WAIVER OF JURY TRIAL	134
11.12		USA Patriot Act Notice	134
11.13		Joinder of Guarantors	134
11.14		Funding by Branch, Subsidiary or Affiliate	134
	11.14.1	Notional Funding	134
	11.14.2	Actual Funding	135
	11.14.3	Collateral Trust Agreement	135
	11.14.4	Right to Realize on Collateral and Enforce Guaranty	135

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)	-	PRICING GRID
SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(E)	-	EXCLUDED SUBSIDIARIES
SCHEDULE 1.1(L)	-	LANDLORD’S WAIVERS - LOCATIONS
SCHEDULE 1.1(P)	-	PERMITTED LIENS
SCHEDULE 2.9.1	-	EXISTING LETTERS OF CREDIT
SCHEDULE 6.1.1	-	QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.1.3	-	SUBSIDIARIES
SCHEDULE 6.1.7	-	LITIGATION
SCHEDULE 6.1.8	-	OWNED AND LEASED REAL PROPERTY
SCHEDULE 6.1.13	-	CONSENTS AND APPROVALS
SCHEDULE 6.1.15	-	PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 6.1.17	-	PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 6.1.18	-	INSURANCE POLICIES
SCHEDULE 6.1.20		MATERIAL CONTRACTS
SCHEDULE 6.1.22		EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 6.1.24	-	ENVIRONMENTAL DISCLOSURES
SCHEDULE 8.1.3	-	INSURANCE REQUIREMENTS RELATING TO COLLATERAL
SCHEDULE 8.2.1	-	PERMITTED INDEBTEDNESS
SCHEDULE 8.2.3	-	GUARANTIES
SCHEDULE 8.2.4	-	PERMITTED LOANS AND INVESTMENTS
SCHEDULE 8.2.9	-	PERMITTED PARTNERSHIPS, LLCs, JOINT VENTURES
SCHEDULE 8.2.10	-	BUSINESS DESCRIPTIONS

x

EXHIBITS

EXHIBIT 1.1(A)	-	ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(C)(1)	-	COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS
EXHIBIT 1.1(C)(2)	-	COLLATERAL TRUST AGREEMENT
EXHIBIT 1.1(G)(1)	-	GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)	-	GUARANTY AGREEMENT
EXHIBIT 1.1(I)	-	INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(N)(1)	-	REVOLVING CREDIT NOTE
EXHIBIT 1.1(N)(2)	-	SWING LOAN NOTE
EXHIBIT 1.1(N)(3)	-	TERM NOTE
EXHIBIT 1.1(P)(1)	-	PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT
EXHIBIT 1.1(P)(2)	-	PLEDGE AGREEMENT
EXHIBIT 1.1(S)	-	SECURITY AGREEMENT
EXHIBIT 2.5.1	-	LOAN REQUEST
EXHIBIT 2.5.2	-	SWING LOAN REQUEST
EXHIBIT 2.11	-	LENDER JOINDER
EXHIBIT 5.9.7(A)	-	U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT 5.9.7(B)	-	U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT 5.9.7(C)	-	U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT 5.9.7(D)	-	U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT 7.1.1	-	FORM OF SOLVENCY CERTIFICATE
EXHIBIT 7.1.1(vii)	-	LANDLORD’S WAIVER
EXHIBIT 8.2.6	-	ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 8.3.3	-	QUARTERLY COMPLIANCE CERTIFICATE

CREDIT AGREEMENT

THIS CREDIT AGREEMENT (as hereafter amended, restated, modified or supplemented from time to time, the “Agreement”) is dated as of August 15, 2014 and is made by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower has requested the Lenders to provide a (i) revolving credit facility to the Borrower in an aggregate principal amount not to exceed $500,000,000, and (ii) a term loan facility to the Borrower in an aggregate principal amount not to exceed $300,000,000; and

WHEREAS, the Lenders are willing to provide such credit facilities upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. CERTAIN DEFINITIONS

1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

Account shall mean any account, contract right, general intangible, chattel paper, instrument or document representing any right to payment for goods sold or services rendered, whether or not earned by performance and whether or not evidenced by a contract, instrument or document, which is now owned or hereafter acquired by the Borrower or any other Loan Party. All Accounts of the Loan Parties shall be subject to the Administrative Agent’s Prior Security Interest for the benefit of the Lenders and their respective Affiliates.

Account Debtor shall mean any Person who is or who may become obligated to the Borrower or to any other Loan Party, with respect to, or on account of, an Account.

Acquisition Compliance Certificate shall have the meaning specified in Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] hereof.

Administrative Agent shall have the meaning specified in the introductory paragraph, and shall include its successors and assigns.

Administrative Agent’s Fee shall have the meaning specified in Section 10.1.9 [Administrative Agent’s Fee].

Administrative Agent’s Letter shall have the meaning specified in Section 10.1.9 [Administrative Agent’s Fee].

Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

Agreement shall have the meaning specified in the introductory paragraph.

Alternate Source shall have the meaning specified in the definition of Euro-Rate.

Anti-Terrorism Laws shall mean any applicable Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery (including Laws comprising or implementing the Canadian Anti-Money Laundering & Anti-Terrorism Legislation), any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

Applicable Commitment Fee Rate shall mean, as applicable, the percentage rate per annum based on the Total Secured Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Commitment Fee”.

Applicable Letter of Credit Fee Rate shall mean the percentage rate per annum based on the Total Secured Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Letter of Credit Fee.”

Applicable Margin shall mean, as applicable:

(i) the percentage spread to be added to the Base Rate applicable to Loans under the Base Rate Option based on the Total Secured Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Base Rate Spread”, or

(ii) the percentage spread to be added to the Euro-Rate applicable to Loans under the Euro-Rate Option based on the Total Secured Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Euro-Rate Spread”.

Approved Fund shall mean any fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

Arranger shall mean PNC Capital Markets LLC.

As-Offered Rate shall mean an interest rate per annum (computed on the basis of a year of 360 days and actual days elapsed) applicable to the Swing Loans offered by the Swing Loan Lender, as determined by the Swing Loan Lender in its sole discretion.

Asset Sale shall mean any disposition or series of dispositions by the Borrower or any of its Subsidiaries after the date hereof of the type described in clause (vi) of Section 8.2.7 [Dispositions of Assets or Subsidiaries].

Assigned Collateral shall mean all of the contract rights described in the Collateral Assignment of Contract Rights.

Assignment and Assumption Agreement shall mean an assignment and assumption agreement entered into by a Lender and an assignee permitted under Section 11.8 [Successors and Assigns], in substantially the form of Exhibit 1.1(A).

Australian Dollars shall mean the lawful currency of Commonwealth of Australia.

Authorized Officer shall mean, with respect to any Loan Party, Chief Executive Officer, President, Chief Financial Officer, Treasurer, or Director of such Loan Party, any manager or the members (as applicable) in the case of any Loan Party which is a limited liability company, or such other individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of such Loan Party required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

Base Rate shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Federal Funds Open Rate, plus 0.5%, (ii) the Prime Rate, and (iii) the Daily LIBOR Rate, plus 100 basis points (1.0%). Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs.

Base Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in either Section 4.1.1(i) [Revolving Credit Base Rate Options] or Section 4.1.2(i) [Term Loan Base Rate Options], as applicable.

Beazer Acquisition Agreement shall mean the Asset Purchase Agreement dated as of December 28, 1988, as amended as of July 15, 2004, by and between the Borrower and Beazer East.

Beazer Acquisition Agreement Guarantee shall mean the Guarantee of Beazer Limited of all of Beazer East’s liabilities and obligations under Article VII of the Beazer Acquisition Agreement.

Beazer East shall mean Beazer East, Inc., a Delaware corporation.

Beazer Limited shall mean Beazer Limited, an English corporation.

Benefit Arrangement shall mean at any time an “employee benefit plan”, within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

Borrower shall have the meaning specified in the introductory paragraph.

Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in New York, New York and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the Relevant Interbank Market.

Canadian Anti-Money Laundering & Anti-Terrorism Legislation shall mean the Criminal Code, R.S.C. 1985, c. C 46, The Proceeds of Crime (Money Laundering) and Terrorist Financing Act, S.C. 2000, c. 17 and the United Nations Act, R.S.C. 1985, c. U 2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act.

Canadian Dollar means lawful money of Canada.

Capital Expenditures shall mean for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a consolidated balance sheet of such Person.

Cash Collateralize means to pledge and deposit with or deliver to Collateral Agent, for the benefit of each Issuing Lender and the Lenders, as collateral for the Letter of Credit Obligations, or obligations of the Lenders to fund participations in respect of Letter of Credit Obligations, cash or deposit account balances pursuant to documentation satisfactory to Administrative Agent and each Issuing Lender (which documents are hereby consented to by the Lenders). Cash Collateral shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support.

Cash Equivalents shall mean, at any time, (i) Indebtedness with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof), (ii) certificates of deposit or acceptances with a maturity of one year or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000, (iii) commercial paper with a maturity of 270 days or less issued by a corporation (except an Affiliate of the Borrower) organized under the laws of any state of the United States or the District of Columbia or of the Commonwealth of Australia or any state thereof or of England and rated at least A 1 by Standard & Poor’s or at least P 1 by Moody’s, (iv) repurchase agreements with institutions described in clause (ii) with respect to investments described in clause (i), and (v) money market mutual funds or cash management trusts rated in the highest rating by Standard & Poor’s or Moody’s (and not rated other than in the highest rating by Standard & Poor’s or Moody’s) or investing solely in investments described in clauses (i) through (iv) above.

Cash Management Agreements shall have the meaning specified in Section 2.6.6 [Swing Loans Under Cash Management Agreements].

CDOR Rate shall have the meaning specified in the definition of Euro-Rate.

CEA shall mean the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute.

CFTC shall mean the Commodity Futures Trading Commission.

Change in Law shall mean the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any Law, (ii) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

Change of Control shall mean (i) any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 35% or more of the voting capital stock of Holdings, (ii) Holdings shall cease to own 100% of the outstanding capital stock of the Borrower, (iii) a “Change of Control” as defined in the 2009 Senior Note Indenture or, if applicable, any change of control under any New Note Indenture shall occur, or (iv) the Borrower shall cease to own directly or indirectly 100% of the outstanding capital stock, member interests or partnership interests of any Loan Party except as permitted in this Agreement or following the consent of the Required Lenders.

China JV Letters of Credit shall mean those certain letters of credit, denominated in Renminbi and issued by an Issuing Lender, for the account of Koppers Jiangsu.

CIP Regulations shall have the meaning specified in Section 10.1.11 [No Reliance on Administrative Agent’s Customer Identification Program].

Closing Date shall mean the Business Day on which the first Loans shall be made, which shall be August 15, 2014.

Collateral shall mean the Pledged Collateral, the UCC Collateral, the Assigned Collateral and the Intellectual Property Collateral.

Collateral Agent shall mean (i) prior to the 2009 Senior Note Redemption, the Collateral Trustee, and (ii) after the 2009 Senior Note Redemption, the Administrative Agent.

Collateral Assignment of Contract Rights shall mean the Collateral Assignment of Contract Rights in substantially the form of Exhibit 1.1(C)(1) hereto pursuant to which the Borrower shall grant the Collateral Agent an assignment of its rights under the Osmose Acquisition Documents.

Collateral Documents shall have the meaning specified in Section 9.2.5 [Collateral Sharing].

Collateral Trustee shall mean Wells Fargo Bank, National Association.

Collateral Trust Agreement shall mean the Collateral Trust Agreement in substantially the form of Exhibit 1.1(C)(2) hereto by and among the Collateral Trustee, the Administrative Agent, and the 2009 Trustee.

Commitment shall mean as to any Lender the aggregate of its Revolving Credit Commitment and Term Loan Commitment, and, in the case of the Swing Loan Lender, its Swing Loan Commitment, and Commitments shall mean the aggregate, without duplication, of the Revolving Credit Commitments, the Term Loan Commitments and Swing Loan Commitment of all of the Lenders.

Commitment Fee shall have the meaning specified in Section 2.3 [Commitment Fees].

Compliance Certificate shall have the meaning specified in Section 8.3.3 [Certificate of the Borrower].

Computation Date shall have the meaning specified in Section 2.12.1 [Periodic Computations of Dollar Equivalent amounts of Revolving Credit Loans and Letters of Credit Outstanding, Etc.].

Connection Income Taxes shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

Consideration shall mean with respect to any Permitted Acquisition, the aggregate of (i) the cash paid by the Borrower or any of its respective Subsidiaries, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by Borrower or any of its Subsidiaries, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by the Borrower or any of its respective Subsidiaries in connection therewith, and (iv) any other consideration given or obligation incurred by the Borrower or any of its respective Subsidiaries in connection therewith.

Consolidated EBITDA for any period of determination shall mean (i) the sum of, without duplication, (a) Consolidated Net Income, (b) depreciation, (c) depletion, (d) amortization, (e) other non-recurring, non-cash charges to net income, (f) losses on the sale of assets outside the ordinary course of business, (g) interest expense, (h) income tax expense, (i) cash dividends received from Affiliates to the extent not included in determining Consolidated Net Income, (j) equity losses of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, (k) non-recurring cash and non-cash charges to net income in an aggregate cumulative amount during the term of this Agreement not greater than $75,000,000 related to discontinuation or sale of business operations of Holdings and its Subsidiaries as such charges are incurred, (l) non-cash stock-based compensation expense, and (m) all unamortized financing costs written off, and premiums paid, gains/losses incurred, and/or charges and fees paid and not capitalized, in each case, by the Loan Parties in connection with any (x) Osmose Diligence, (y) early extinguishment of the 2009 Notes or (z) exchange, redemption, repurchase, tender or retirement of the 2009 Notes, minus (ii) the sum of non-recurring, non-cash credits to net income, gains on the sale of assets outside the ordinary course of business, gains on non-cash equity-based compensation and equity earnings of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, in each case of Holdings and its Subsidiaries for such period determined and consolidated in accordance with GAAP. For purposes of determining Consolidated EBITDA, items related to Excluded Subsidiaries shall be excluded, except that cash dividends paid by an Excluded Subsidiary to a wholly-owned Subsidiary of Holdings (other than Koppers Beijing, Koppers Mauritius or any of their respective subsidiaries) shall be included in Consolidated EBITDA, but only to the extent that such dividends paid by the Excluded Subsidiaries exceed the loans, advances and investments made by the Loan Parties in or to such Excluded Subsidiaries and their respective subsidiaries during the period of measurement. For purposes of this definition, with respect to a business acquired by the Loan Parties pursuant to a Permitted Acquisition and/or the Osmose Acquisition, Consolidated EBITDA as reported in the maximum Total Secured Leverage Ratio shall be calculated on a pro forma basis, using (i) historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period or (ii) financial effects that are reasonably identifiable and factually supportable, as projected by Holdings in good faith, and agreed to by the Administrative Agent, and set forth in a certificate delivered by an Authorized Officer of Holdings to the Administrative Agent (which certificate shall also set forth in reasonable detail the calculation of such financial effects). Additionally, for purposes of this definition, with respect to a business or assets disposed of by the Loan Parties pursuant to Section 8.2.7 [Disposition of Assets or Subsidiaries] hereof, Consolidated EBITDA as reported in the maximum Total Secured Leverage Ratio shall be calculated as if such disposition had been consummated at the beginning of such period. In addition, Consolidated EBITDA shall be adjusted to the extent that the computation of Consolidated EBITDA includes a gain or loss with respect to any commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device (including, for the avoidance of doubt, obligations under such commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device that are secured as well as those that are unsecured) as follows: Consolidated EBITDA shall be (1) increased by any non-cash items of loss arising from such swap, agreement or other device, in each case, net of any actual cash payments related to the items giving rise to the loss and (2) decreased by any non-cash items of gain arising from such swap, agreement or other device, in each case, net of any actual cash payments related to items giving rise to the gain.

Consolidated Net Income for any period of determination shall mean the consolidated net income (or loss) after taxes of Holdings and its Consolidated Subsidiaries determined and consolidated in accordance with GAAP.

Consolidated Net Tangible Assets shall mean, at any time, the total assets of Holdings and its Subsidiaries, less all Intangible Assets, as set forth on the consolidated balance sheet of Holdings as of the end of the most recently concluded fiscal quarter of Holdings (but excluding the assets and Intangible Assets of the Excluded Subsidiaries and their respective subsidiaries).

Consolidated Subsidiaries of Holdings shall mean those Subsidiaries whose accounts are or should be consolidated with those of Holdings at such time.

Contamination shall mean the presence or release or threat of release of Regulated Substances in, on, under or migrating to or from the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the performance of a Remedial Action or which otherwise constitutes a violation of Environmental Laws.

Covered Entity shall mean (a) the Borrower, each of Borrower’s Subsidiaries, all Guarantors and all pledgors of Collateral, and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

Credit Arrangement Liabilities shall have the meaning specified in the definition of the term “Lender-Provided Credit Arrangement”.

Currency/Commodity Agreement shall mean any foreign exchange contract, currency swap agreement, commodity swap agreement, commodity forward purchase agreement, commodity hedging agreement or other similar agreement or arrangement, among the Borrower or any of its Subsidiaries, on the one hand, and one or more financial institutions, on the other hand, designed to protect the Borrower or any of its Subsidiaries against fluctuations in currency or commodity, as the case may be, values and that is documented in a reasonable and customary manner.

Daily LIBOR Rate shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the Euro-Rate Reserve Percentage on such day.

Defaulting Lender shall mean any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swing Loans or (iii) pay over to the Administrative Agent, the Issuing Lenders, PNC (as the Swing Loan Lender) or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within two Business Days after request by the Administrative Agent or the Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s or the Borrower’s receipt of such certification in form and substance satisfactory to the Administrative Agent or the Borrower, as the case may be, (d) has become the subject of a Bankruptcy Event or (e) has failed at any time to comply with the provisions of Section 5.3 [Sharing of Payments by Lenders] with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its Ratable Share of such payments due and payable to all of the Lenders.

As used in this definition and in Section 2.10 [Defaulting Lenders], the term “Bankruptcy Event” means, with respect to any Person, such Person or such Person’s direct or indirect parent company becoming the subject of a bankruptcy or insolvency proceeding, or having had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect parent company by an Official Body or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Official Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

Dollar Equivalent shall mean, with respect to any amount of any currency, as of any Computation Date, the Equivalent Amount of such currency expressed in Dollars.

Drawing Date shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Due Authorization Limitation Provision shall have the meaning specified in Section 8.1.15.

Effective Date means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

Eligible Contract Participant shall mean an “eligible contract participant” as defined in the CEA and regulations thereunder.

Eligibility Date shall mean, with respect to each Loan Party and each Swap, the date on which this Agreement or any other Loan Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap if this Agreement or any other Loan Document is then in effect with respect to such Loan Party, and otherwise it shall be the Effective Date of this Agreement and/or such other Loan Document(s) to which such Loan Party is a party).

Environmental Complaint shall mean any (i) notice of non-compliance or violation, citation or order relating in any way to any Environmental Law, Environmental Permit, Contamination or Regulated Substance; (ii) civil, criminal, administrative or regulatory investigation instituted by an Official Body relating in any way to any Environmental Law, Environmental Permit, Contamination or Regulated Substance; (iii) administrative, regulatory or judicial action, suit, claim or proceeding instituted by any Person or Official Body or any written notice of liability or potential liability from any Person or Official Body, in either instance, setting forth allegations relating to or a cause of action for personal injury (including but not limited to death), property damage, natural resource damage, contribution or indemnity for the costs associated with the performance of Remedial Actions, direct recovery for the costs associated with the performance of Remedial Actions, liens or encumbrances attached to or recorded or levied against property for the costs associated with the performance of Remedial Actions, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws; or (iv) subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Laws.

Environmental Laws shall mean all federal, territorial, tribal, state, local and foreign Laws (including, but not limited to, the Comprehensive Environmental Response,

Compensation and Liability Act, 42 U.S.C. § § 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § § 1251 et seq., the Federal Safe Drinking Water Act, 42 U.S.C. § § 300f-300j, the Federal Air Pollution Control Act, 42 U.S.C. § 7401 et seq., the Oil Pollution Act, 33 U.S.C. § 2701 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. § § 136 to 136y, each as amended, and any regulations promulgated thereunder or any equivalent state or local Law, each as amended, and any regulations promulgated thereunder) and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health from exposure to Regulated Substances (iii) protection of the environment and/or natural resources; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, sale, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

Environmental Permits shall mean all permits, licenses, bonds or other forms of financial assurances, consents, registrations, identification numbers, approvals or authorizations required under Environmental Laws (i) to own, occupy or maintain the Property; (ii) for the operations and business activities of the Loan Parties or any Subsidiaries of any Loan Party; or (iii) for the performance of a Remedial Action.

Environmental Records shall mean all notices, reports, records, plans, applications, forms or other filings relating or pertaining to the Property, Contamination, the performance of a Remedial Action and the operations and business activities of the Loan Parties or any Subsidiaries of any Loan Party which pursuant to Environmental Laws, Required Environmental Permits or at the request or direction of an Official Body either must be submitted to an Official Body or which otherwise must be maintained.

Environmentally Sensitive Area shall mean (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; (v) wilderness or refuge areas as defined or designated by applicable Laws, including Environmental Laws; or (vi) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

Equivalent Amount shall mean, at any time, as determined by Administrative Agent (which determination shall be conclusive absent manifest error), with respect to an amount of any currency (the “Reference Currency”) which is to be computed as an equivalent amount of another currency (the “Equivalent Currency”), the amount of such Equivalent Currency converted from such Reference Currency at Administrative Agent’s spot selling rate (based on the market rates then prevailing and available to Administrative Agent) for the sale of such Equivalent Currency for such Reference Currency at a time determined by Administrative Agent on the second Business Day immediately preceding the event for which such calculation is made.

Notwithstanding the other provisions in this definition, in the case of the China JV Letters of Credit, the determinations set forth above shall be made by the Issuing Lender of the China JV Letters of Credit rather than the Administrative Agent.

Equivalent Currency shall have the meaning specified in the definition of “Equivalent Amount”.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

Euro shall refer to the lawful currency of the Participating Member States.

European Interbank Market shall mean the European interbank market for Euro operating in Participating Member States.

Euro Alternate Source shall have the meaning specified in the definition of Euro-Rate.

Euro-Rate shall mean the following:

(a) with respect to Dollar Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum): (i) the rate which appears on the Bloomberg Page BBAM1 (or such other substitute Bloomberg page that displays rates at which US Dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Administrative Agent as an authorized information vendor for the purpose of displaying rates at which U.S. Dollar deposits are offered by leading banks in the London interbank deposit market (for purposes of this definition, an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the Relevant Interbank Market offered rate for U.S. Dollars, for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

(b) with respect to Optional Currency Loans in Euros comprising any Borrowing Tranche for any Interest Period, the interest rate per annum determined by Administrative Agent by dividing (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which deposits in the relevant Optional Currency are offered by leading banks in the Relevant Interbank Market), or the rate which is quoted by another source selected by the Administrative Agent as an authorized information vendor for the purpose of displaying rates at which deposits in Euros are offered by leading banks in the London interbank deposit market (for purposes of this definition, a “Euro Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the Relevant Interbank Market offered rate for deposits in Euros for an amount comparable to the principal amount of such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Euro Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

(c) with respect to Optional Currency Loans in Canadian Dollars comprising any Borrowing Tranche, the interest rate per annum (the “CDOR Rate”) as determined by the Administrative Agent, equal to the arithmetic average rate applicable to Canadian Dollar bankers’ acceptances (C$BAs) for the applicable Interest Period appearing on the Bloomberg page BTMM CA, rounded to the nearest 1/100th of 1% (with .005% being rounded up), at approximately 11:00 a.m. Eastern Time, two Business Days prior to the commencement of such Interest Period, or if such day is not a Business Day, then on the immediately preceding Business Day, provided that if such rate does not appear on the Bloomberg page BTMM CA on such day the CDOR Rate on such day shall be the rate for such period applicable to Canadian Dollar bankers’ acceptances quoted by a bank listed in Schedule I of the Bank Act (Canada), as selected by the Administrative Agent, as of 11:00 a.m. Eastern Time on such day or, if such day is not a Business Day, then on the immediately preceding Business Day.

(d) with respect to Optional Currency Loans in Australian Dollars comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the rate per annum equal to the Australian Bank Bill Swap Bid Rate or the successor thereto as approved by the Administrative Agent as published by Bloomberg (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time) at approximately 10:00 a.m., Sydney, Australia time, two (2) Business Days prior to the commencement of such Interest Period, as the rate for deposits in Australian Dollars with a maturity comparable to such Interest Period; provided that if such rate is not available at such time for any reason, the Administrative Agent may substitute such rate with a reasonably acceptable alternative published interest rate that adequately reflects the all-in-cost of funds to the Administrative Agent for funding such Optional Currency Loans in Australian Dollars.

(e) If, at any time, the Administrative Agent and all of the Lenders approve an additional Optional Currency pursuant to Section 2.12.4(iii) [Requests for Additional Optional Currencies], any reference in this Agreement to the Euro-Rate applicable to any Optional Currency Loan in such additional Optional Currency shall be a reference to a rate to be mutually agreed upon between the Administrative Agent and the Borrower.

The Euro-Rate for any Loans shall be based upon the Euro-Rate for the currency in which such Loans are requested. Without duplication of the Euro-Rate Reserve Percentage set forth in clauses (a) and (b) above, the Borrower shall pay to each Lender (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits (currently known as “Eurocurrency Liabilities”), additional interest on the unpaid principal amount of each Loan in an Optional Currency equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans in an Optional Currency, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan; provided the Borrower shall have received at least ten days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice ten days prior to the relevant Payment Date, such additional interest or costs shall be due and payable ten days from the date of receipt of such notice.

Euro-Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1.1(ii) [Revolving Credit Euro-Rate Option] or Section 4.1.2(ii) [Term Loan Euro-Rate Option], as applicable.

Euro-Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, (i) as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”); and (ii) to be maintained by a Lender as required for reserve liquidity, special deposit, or similar purpose by any governmental or monetary authority of any country or political subdivision thereof (including any central bank), against (A) any category of liabilities that includes deposits by reference to which a Euro-Rate is to be determined, or (B) any category of extension of credit or other assets that includes Loans or Borrowing Tranches to which a Euro-Rate applies.

Event of Default shall mean any of the events described in Section 9.1 [Events of Default] and referred to therein as an “Event of Default.”

Excluded Hedge Liability or Liabilities shall mean, with respect to each Loan Party, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any other Loan Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, regulation or order of the CFTC, solely by virtue of such Loan Party’s failure to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any other Loan Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty or security interest is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by such Loan Party for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap, (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of the guaranty but not for purposes of the grant of the security interest, and (c) if there is more than one Loan Party executing this Agreement or the other Loan Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Persons, but not all of them, the definition of Excluded Hedge Liability or Liabilities with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Hedge Liabilities.

Excluded Subsidiary shall collectively mean (a) Koppers Mauritius, (b) Koppers Beijing, (c) Koppers Jiangsu, (d) KCCC, (e) Koppers India, (f) Koppers Tianjin, (g) TKK (h) Subsidiaries identified on Schedule 1.1(E) and (i) any Foreign Subsidiary created or acquired after the Closing Date which meets the following requirements:

(1)	Such Foreign Subsidiary is not wholly-owned, directly or indirectly, by a Loan Party or a Subsidiary of a Loan Party, and

(2)	The investment in such Foreign Subsidiary by the Loan Parties, together with all other loans, advances and investments to and in all of the Loan Parties’ Foreign Subsidiaries, must not exceed the amount permitted under clause (vi) of Section 8.2.4 [Loans and Investments].

Any Foreign Subsidiary meeting the foregoing requirements may be designated by the Loan Parties as an “Excluded Subsidiary” by delivering written notice to the Administrative Agent prior to the creation of such Foreign Subsidiary, together with an updated Schedule 1.1(E).

Excluded Taxes shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (a) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6.2 [Replacement of a Lender]) or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.9.7 [Status of Lenders], amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 5.9.7 [Status of Lenders], and (iv) any U.S. federal withholding Taxes imposed under FATCA (except to the extent imposed due to the failure of the Borrower to provide documentation or information to the IRS).

Expiration Date shall mean August 15, 2019.

FATCA shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

Federal Funds Open Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (for purposes of this definition, an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any

Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Borrower, effective on the date of any such change.

Financial Projections shall have the meaning specified in Section 6.1.9(ii).

Fitch shall mean Fitch IBCA, Duff & Phelps, a division of Fitch, Inc., and its successors.

Fixed Charge Coverage Ratio shall mean the ratio of (i) Consolidated EBITDA minus Capital Expenditures of Holdings and its Subsidiaries minus cash taxes of Holdings and its Subsidiaries, to (ii) Fixed Charges.

Fixed Charges shall mean for any period of determination the sum of interest expense, contractual principal installments on Indebtedness, contractual principal payments on capitalized leases, and dividends and distributions, in each case of Holdings and its Subsidiaries for such period determined and consolidated in accordance with GAAP; except that payments made by the Borrower to redeem the 2009 Senior Notes as permitted under Section 8.2.5 [Restricted Payments] shall be excluded from the calculation of Fixed Charges.

Foreign Lender shall mean (i) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (ii) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

Foreign Subsidiary shall mean a Subsidiary of a Loan Party organized under the laws of a jurisdiction outside of the United States of America, any State thereof or the District of Columbia.

GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles; Changes in GAAP], and applied on a consistent basis both as to classification of items and amounts.

Guarantor shall mean each of the parties to this Agreement which is designated as a “Guarantor” on the signature pages hereof and each other Person which joins this Agreement as a Guarantor after the date hereof.

Guarantor Joinder shall mean a joinder by a Person as a Guarantor under the Loan Documents in the form of Exhibit 1.1(G)(1).

Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

Guaranty Agreement shall mean the Continuing Agreement of Guaranty and Suretyship in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors to the Administrative Agent for the benefit of the Lenders.

Hedge Liabilities shall have the meaning given to such term in the definition of the term “Lender-Provided Hedge”.

Historical Statements shall have the meaning specified in Section 6.1.9(i) [Historical Statements].

Holdings shall mean Koppers Holdings Inc., a Pennsylvania corporation.

ICC shall have the meaning specified in Section 11.11.1 [Governing Law].

Increasing Lender shall have the meaning assigned to that term in Section 2.11 [Increase in Revolving Credit Commitments].

Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, commodity swap agreement, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

Indemnified Taxes shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes.

Indemnitee shall have the meaning specified in Section 11.3.2 [Indemnification by the Borrower].

Information shall mean all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of such Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a non-confidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries.

Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors; undertaken under any Law.

Intangible Assets shall mean, at any date, the amount (if any) stated under the heading “Goodwill and Other Intangible assets, net” or under any other heading relating to intangible assets separately listed, in each case, on the face of a balance sheet of Holdings and its Subsidiaries organized under the laws of the United States or any state thereof, prepared on a consolidated basis as of such date.

Intellectual Property Collateral shall mean all of the property described in the Patent, Trademark and Copyright Security Agreement.

Intercompany Subordination Agreement shall mean a Subordination Agreement among the Loan Parties in the form attached hereto as Exhibit 1.1(I).

Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans or Term Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be one Month with respect to Optional Currency Loans and one, two, three or six Months with respect to all other Revolving Credit Loans and Term Loans. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

Interest Rate Hedge shall mean an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements entered into by the Loan Parties or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantors and/or their Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

Interest Rate Option shall mean any Euro-Rate Option or Base Rate Option.

Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

IRS shall mean the United States Internal Revenue Service.

ISP98 shall have the meaning specified in Section 11.11.1 [Governing Law].

Issuing Lender shall mean (i) PNC, in its individual capacity as issuer of Letters of Credit hereunder, (ii) solely with respect to certain China JV Letters of Credit, The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its individual capacity as issuer of such China JV Letters of Credit, and (iii) any other Lender that Borrower, Administrative Agent and such other Lender may agree may from time to time issue Letters of Credit hereunder.

Joint Lead Arrangers shall mean PNC Capital Markets LLC, Wells Fargo Securities, LLC, Merrill Lynch Pierce Fenner & Smith Inc., Citizens Bank, N.A., Fifth Third Bank, Deutsche Bank Securities Inc., and Barclays Bank PLC.

Joint Venture shall mean a corporation, partnership, limited liability company or other entity in which any Person other than the Loan Parties and their Subsidiaries holds, directly or indirectly, an equity interest.

KCCC shall mean Koppers (China) Carbon & Chemical Co, Ltd, a limited liability company organized under the laws of the People’s Republic of China.

Koppers Assurance shall mean Koppers Assurance, Inc., a South Carolina corporation and successor by merger to KHC Assurance, Inc., a Vermont corporation.

Koppers Beijing shall mean Koppers (Beijing) Chemical Co, Ltd, a limited liability company organized under the laws of the People’s Republic of China.

Koppers India shall mean Koppers India Carbon Materials and Chemicals Pte Ltd, a company organized under the laws of India.

Koppers Jiangsu shall mean Koppers (Jiangsu) Carbon Chemical Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China.

Koppers Mauritius shall mean Koppers Mauritius, a company organized under the laws of the Republic of Mauritius.

Koppers Tianjin shall mean Koppers (Tianjin) Trading Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China.

Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

Landlord’s Waiver shall mean a Landlord’s Waiver in favor of the Collateral Agent in substantially the form attached hereto as Exhibit 7.1.1(vii).

Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Official Body.

Lender-Provided Credit Arrangement shall mean any obligation or liability of the Borrower or any of its Subsidiaries to the Administrative Agent or any of the Lenders or their Affiliates howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with (i) line of credit facilities provided to Subsidiaries of the Borrower which are not Guarantors, and (ii) letters of credit, bank guaranties and bid guaranties issued for the account of Subsidiaries of the Borrower which are not Guarantors (and for which the Borrower is not a co-applicant); and in any case under clause (i) or (ii), either the applicable documents that create or evidence any such facilities, letters of credit or guaranties shall designate the same as a Lender-Provided Credit Arrangements, or the Borrower shall have provided the Administrative Agent prior written notice of such designation. The liabilities of the Loan Parties and any Subsidiary of the Loan Parties to the provider of any Lender-Provided Credit Arrangement (the “Credit Arrangement Liabilities”) shall be “Obligations” hereunder, guaranteed obligations under the Guaranty Agreement and secured obligations under the Collateral Documents and otherwise treated as Obligations for purposes of each of the other Loan Documents, except to the extent constituting Excluded Hedge Liabilities of such Person. The Liens securing the Credit Arrangement Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents, subject to the express provisions of Section 9.2.4 [Application of Proceeds].

Lender-Provided Hedge shall mean: (a) an Interest Rate Hedge which is provided by a Lender or an Affiliate of a Lender to any Loan Party or any Subsidiary of a Loan Party, whether or not such Subsidiary is a Guarantor, and which (i) is documented in a standard International Swaps and Derivatives Association Master Agreement, or another reasonable and customary manner (ii) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes, and (b) the following transactions which are provided by a Lender or an Affiliate of a Lender to any Loan Party, any Excluded Subsidiary or any Subsidiary of a Loan Party, whether or not such Subsidiary is a Guarantor: foreign currency exchange transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions entered into for hedging (rather than speculative) purposes, and (c) the following transactions which are provided by a Lender or an Affiliate of a Lender to any Loan Party or any Subsidiary of a Loan Party, whether or not such Subsidiary is a Guarantor: commodity swaps, commodity options, forward commodity contracts and any other similar transactions entered into for hedging (rather than speculative) purposes. The liabilities of the Loan Parties and any such Subsidiaries or Excluded Subsidiaries to the provider of any Lender-Provided Hedge (the “Hedge Liabilities”) shall be “Obligations” hereunder, guaranteed obligations under the Guaranty Agreement and secured obligations under the Collateral Documents and otherwise treated as Obligations for purposes of each of the other

Loan Documents, except to the extent constituting Excluded Hedge Liabilities of such Person. The Liens securing the Hedge Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents, subject to the express provisions of Section 9.2.4 [Application of Proceeds].

Lender-Provided Treasury Arrangement shall mean any obligation or liability of the Borrower or any of its Subsidiaries to the Administrative Agent or any of the Lenders or their Affiliates howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with treasury management services, depository services, overdraft protection arrangement, and cash management services, including, without limitation all arrangements with the Administrative Agent, or any Lender or its Affiliates to provide company paid credit cards that permit employees to make purchases on behalf of any Loan Party, including all fees and expenses of the Loan Parties payable to the Administrative Agent, any Lender or its Affiliates related to any of the foregoing. The liabilities of the Loan Parties and any Subsidiary of the Loan Parties to the provider of any Lender-Provided Treasury Arrangement (the “Treasury Liabilities”) shall be “Obligations” hereunder, guaranteed obligations under the Guaranty Agreement and secured obligations under the Collateral Documents and otherwise treated as Obligations for purposes of each of the other Loan Documents, except to the extent constituting Excluded Hedge Liabilities of such Person. The Liens securing the Treasury Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents, subject to the express provisions of Section 9.2.4 [Application of Proceeds].

Lenders shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. For the purpose of any Loan Document which provides for the granting of a security interest or other Lien to the Lenders or to the Collateral Agent for the benefit of the Lenders as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed.

Letter of Credit shall have the meaning specified in Section 2.9.1 [Issuance of Letters of Credit].

Letter of Credit Borrowing shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Letter of Credit Fee shall have the meaning specified in Section 2.9.2 [Letter of Credit Fees].

Letter of Credit Obligation shall mean, as of any date of determination, the aggregate Dollar Equivalent amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate Dollar Equivalent amount of Reimbursement Obligations and Letter of Credit Borrowings on such date.

Letter of Credit Sublimit shall have the meaning specified in Section 2.9.1 [Issuance of Letters of Credit].

Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, hypothec, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

LLC Interests shall have the meaning specified in Section 6.1.3 [Subsidiaries].

Loan Documents shall mean this Agreement, the Continuing Agreement of Guaranty and Suretyship of the Borrower in favor of the Administrative Agent, for the benefit of each Hedge/Treasury/Credit Provider (as defined therein), the Guaranty Agreement, the Intercompany Subordination Agreement, the Notes, the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Security Agreement, the Collateral Assignment of Contract Rights, agreements related to Lender-Provided Hedges, Lender-Provided Treasury Arrangements and Lender-Provided Credit Arrangements, fee letters between the Borrower and the Administrative Agent, the Collateral Trust Agreement, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

Loan Parties shall mean the Borrower and the Guarantors.

Loan Request shall have the meaning specified in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests].

Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans, Term Loans and Swing Loans or any Revolving Credit Loan, Term Loan or Swing Loan.

Material Adverse Change shall mean any set of circumstances or events which (a) has a material adverse effect upon the validity or enforceability of this Agreement or any other Loan Document, (b) is material and adverse to the business, properties, assets, financial condition, or results of operations of the Loan Parties taken as a whole, (c) impairs materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform its Indebtedness, or (d) impairs materially the ability of the Collateral Agent, Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

Month, with respect to an Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

Moody’s shall mean Moody’s Investors Service, Inc. and its successors.

Multiemployer Plan shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

Net Cash Proceeds shall mean in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received), net of attorneys’ fees, accountants’ fees, investment banking and other customary advisor fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Collateral Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).

New Lender shall have the meaning assigned to that term in Section 2.11 [Increase in Revolving Credit Commitments].

New Note Indenture shall mean any indenture or similar agreement entered into by the Borrower after the Closing Date to the extent permitted by Section 8.2.14(ii) [Limitations on New Note Indentures] under which unsecured Indebtedness in an amount not less than $300,000,000 shall be issued for any purpose set forth in such indenture or agreement, together with any refinancings, refundings, amendments, modifications, replacements and restatements, or the like thereto from time to time to the extent permitted by Section 8.2.14(ii) [Changes in 2009 Senior Note Debt Documents; New Note Indentures].

Non-Consenting Lender shall have the meaning specified in Section 11.1 [Modifications, Amendments or Waivers].

Non-Qualifying Party shall mean any Loan Party that fails for any reason to qualify as an Eligible Contract Participant on the Effective Date of the applicable Swap.

Notes shall mean collectively, and Note shall mean separately, the promissory notes in the form of Exhibit 1.1(N)(1) evidencing the Revolving Credit Loans, in the form of Exhibit 1.1(N)(2) evidencing the Swing Loan and Exhibit 1.1(N)(3) evidencing the Term Loans.

Obligations shall mean (i) any and all obligations, liabilities, and indebtedness from time to time of the Borrower, any Guarantor or any other Subsidiary of the Borrower to the Collateral Agent, the Administrative Agent, any of the Lenders or any Affiliate of any Lender

under or in connection with this Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganizations, or similar proceeding with respect to the Borrower, any Guarantor or any other Subsidiary of the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to an extension of credit is not satisfied); (ii) all Reimbursement Obligations of each Loan Party and any other Subsidiary of the Borrower with respect to any one or more Letters of Credit issued by any Issuing Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each Loan Party, each Excluded Subsidiary or any other Subsidiary of the Borrower to the Administrative Agent, the Collateral Agent, or any of the Lenders, or any of their respective Affiliates, arising out of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement provided by the Administrative Agent, any of the Lenders or such Affiliates pursuant to this Agreement; (iv) any sums advanced by or owing to the Administrative Agent, the Collateral Agent, or any of the Lenders for any reason relating to this Agreement, any other Loan Document, or any collateral relating thereto, including for indemnification, for maintenance, preservation, protection or enforcement of, or realization upon, the Collateral or other collateral security or any one or more guaranties, and for enforcement, collection, or preservation of the rights of the Administrative Agent, the Collateral Agent, and the Lenders, and regardless whether before or after default or the entry of any judgment; (v) any obligation or liability of any Loan Party or any other Subsidiary of the Borrower arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (vi) any amendments, extensions, renewals and increases of or to any of the foregoing. Notwithstanding the foregoing provisions in this definition, Obligations shall not include Excluded Hedge Liabilities.

Official Body shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

Optional Currency shall mean the following lawful currencies: the Euro, Australian Dollars, and Canadian Dollars and, solely with respect to Letters of Credit issued hereunder, Chinese Renminbi, Danish Krone, and Brazilian Real and any other currency approved by the Administrative Agent and all of the Lenders pursuant to Section 2.12.4(iii) [European Monetary Union; Requests for Additional Optional Currencies]. Subject to Section 2.12.4 [European Monetary Union], each Optional Currency must be the lawful currency of the specified country.

Optional Currency Loans shall have the meaning specified in Section 2.1.1 [Revolving Credit Loans; Optional Currency Loans].

Optional Currency Sublimit shall have the meaning specified in Section 2.1.1 [Revolving Credit Loans; Optional Currency Loans].

Order shall have the meaning specified in Section 2.9.9 [Liability for Acts and Omissions].

Original Currency shall have the meaning specified in Section 5.13 [Currency Conversion Procedures for Judgments].

Osmose Acquisition shall mean the acquisition by the Borrower of outstanding capital stock of the Osmose Entities in accordance with the terms of Osmose Acquisition Documents.

Osmose Acquisition Documents shall mean the Osmose Purchase Agreement, and all other instruments, certificates or documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith.

Osmose Diligence shall mean the due diligence and related evaluations undertaken in contemplation of or in connection with the Osmose Transactions.

Osmose Entities shall collectively mean Osmose, Inc., a New York corporation and Osmose Railroad Services, Inc., a Delaware corporation.

Osmose Guarantors shall collectively mean the Osmose Entities and Osmose-Nevada Limited Liability Company, a Nevada limited liability company, Wood Protection Management LLC, a Nevada limited liability company, Wood Protection LP, a Texas limited partnership, and Osmose NZ, LLC, a New York limited liability company.

Osmose Material Adverse Effect shall mean a “Material Adverse Effect” as defined in and determined pursuant to the Osmose Acquisition Documents.

Osmose Purchase Agreement shall mean the Stock Purchase Agreement by and among Seller, Osmose, Inc., Osmose Railroad Services, Inc., and Borrower, dated as of April 13, 2014 as amended by that certain Amendment No. 1 to Stock Purchase Agreement by and among Seller, Osmose, Inc., Osmose Railroad Services, Inc., and Borrower, dated as of August 15, 2014.

Osmose Transactions shall mean the transactions contemplated by the Osmose Acquisition Documents.

Other Currency shall have the meaning specified in Section 5.13 [Currency Conversion Procedures for Judgments].

Other Connection Taxes shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient (or an agent or affiliate thereof) and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

Other Taxes shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6.2 [Replacement of a Lender]).

Overnight Rate shall mean for any day with respect to any Loans in an Optional Currency, the rate of interest per annum as determined by the Administrative Agent at which overnight deposits in such currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day in the Relevant Interbank Market.

Participant has the meaning specified in Section 11.8.4 [Participations].

Participant Register shall have the meaning specified in Section 11.8.4 [Participations].

Participating Member State shall mean any member State of the European Communities that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

Participation Advance shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Partnership Interests shall have the meaning specified in Section 6.1.3 [Subsidiaries].

Patent, Trademark and Copyright Security Agreement shall mean the Patent, Trademark and Copyright Security Agreement in substantially the form of Exhibit 1.1(P)(1) executed and delivered by each of the Loan Parties to the Collateral Agent.

Payment Date shall mean initially, November 1, 2014, and thereafter the first day of each February, May, August and November, and on the Expiration Date or upon acceleration of the Notes.

Payment In Full and Paid In Full shall mean the indefeasible payment in full in cash of the Loans and other Obligations hereunder (other than contingent indemnification obligations which by their terms survive such termination of the Commitments, payment of the Loans and the other Obligations), termination of the Commitments and expiration or termination of all Letters of Credit.

PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

Permitted Acquisitions shall have the meaning specified in Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions].

Permitted Investments shall mean:

(i) direct obligations of the United States of America, the Commonwealth of Australia, a State of the Commonwealth of Australia, or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America or the Commonwealth of Australia or a State of the Commonwealth of Australia maturing in twelve (12) months or less from the date of acquisition;

(ii) commercial paper with a maturity of 270 days or fewer issued by a corporation (except an Affiliate of the Borrower) organized under the laws of any state of the United States or the District of Columbia or of the Commonwealth of Australia or any state thereof or of England and rated at least A-1, by Standard & Poor’s, at least F1 by Fitch, or at least P-1 by Moody’s on the date of acquisition;

(iii) demand deposits, time deposits, term deposits, or certificates of deposit maturing within one year in commercial banks of the United States or Europe, or banks constituted under the legislation of a State of the Commonwealth of Australia whose obligations are given a short-term rating of A-1, or a long-term senior unsecured rating of A or the equivalent or better by Standard & Poor’s or given a short-term rating of P-1, or a long-term senior unsecured rating of A2 or the equivalent or better by Moody’s, or a short-term rating of F1, or a long-term senior unsecured rating of A or the equivalent or better by Fitch on the date of acquisition;

(iv) notes or bonds with a maturity or mandatory put or call of 365 days or less from the date of investment issued by a corporation (except an Affiliate of the Borrower) organized under the laws of any state of the United States or the District of Columbia or of the Commonwealth of Australia or any state thereof or of England and rated at least AA by Standard & Poor’s, at least AA by Fitch or at least Aa by Moody’s; and

(v) money market mutual funds or cash management trusts rated in the highest rating by Standard & Poor’s, Fitch or Moody’s (and not rated other than the highest rating by Standard & Poor’s, Fitch or Moody’s) or money market mutual funds or cash management trusts investing at least ninety percent (90%) of its assets in investments described in clauses (i) through (iv) of the definition of Cash Equivalents; and

(vi) investments made under the Cash Management Agreements or under cash management agreements with any other Lenders.

Permitted Liens shall mean:

(i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

(ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs;

(iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

(iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

(v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, or minor irregularities in title thereto and other immaterial liens that do not secure the payment of money, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi) Liens, security interests and mortgages in favor of the Administrative Agent for the benefit of the Lenders or any Affiliates of any Lender securing the Obligations including liabilities under any Lender-Provided Hedge, Lender-Provided Treasury Arrangement or Lender-Provided Credit Arrangement;

(vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital and operating leases securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

(viii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), and any extension, replacement or renewal thereof, provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

(ix) Purchase Money Security Interests, capitalized leases and Liens on tangible property (excluding inventory) to the extent that the Indebtedness secured thereby is permitted under Section 8.2.1(vii);

(x) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

(1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

(2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

(3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

(4) Liens resulting from final judgments or orders described in Section 9.1.6;

(xi) Pledges or deposits in margin accounts made in the ordinary course of business to secure Currency/Commodity Agreements permitted under Section 8.2.1(ix); provided that the amount of such pledges or deposits are not in excess of the aggregate amount required to be so pledged or deposited under such Currency/Commodity Agreements and that no additional assets become subject to a Lien to secure such Currency/Commodity Agreements;

(xii) Liens granted to the Collateral Trustee in accordance with the Collateral Trust Agreement to secure the 2009 Senior Note Debt; and

(xiii) Liens securing obligations in an aggregate amount not to exceed $10,000,000 at any one time outstanding.

Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Sections 412, 430 and 436 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

Pledge Agreement shall mean the Pledge Agreement in substantially the form of Exhibit 1.1(P)(2) executed and delivered by each of the Loan Parties to the Collateral Agent.

Pledged Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Pledge Agreement.

PNC shall mean PNC Bank, National Association, its successors and assigns.

Potential Default shall mean any event or condition which with notice or passage of time, or a determination by the Administrative Agent or the Required Lenders, or any combination of the foregoing, would constitute an Event of Default.

Prime Rate shall mean the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged commercial borrowers or others by the Administrative Agent. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced.

Principal Office shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania.

Principal Payment Amount shall mean, (a) prior to the Re-Amortization Event, an amount determined by the following formula: Principal Payment Amount = amount of Term Loans made on the Closing Date * 0.025, and (b) following the Re-Amortization Event, an amount determined by the following formula: Principal Payment Amount = Reduced Term Loan Balance * 0.025.

Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to (i) Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute, (ii) Purchase Money Security Interests as permitted hereunder, (iii) Permitted Liens on tangible property (excluding inventory) acquired pursuant to Permitted Acquisitions, and (iv) other Permitted Liens to the extent given priority by statute, excluding Liens created by consensual security interests granted under the Uniform Commercial Code.

Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

Property A shall have the meaning specified in the Osmose Purchase Agreement.

Pro Forma Financial Information shall have the meaning specified in Section 6.1.9(ii).

Pro Forma Financial Statements shall have the meaning specified in Section 6.1.9(ii).

Published Rate shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period as published in another publication selected by the Administrative Agent).

Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property, which Liens do not encumber any other property.

Qualified ECP Loan Party shall mean each Loan Party that on the Eligibility Date is (a) a corporation, partnership, proprietorship, organization, trust, or other entity other than a “commodity pool” as defined in Section 1a(10) of the CEA and CFTC regulations thereunder that has total assets exceeding $10,000,000, or (b) an Eligible Contract Participant that can cause another person to qualify as an Eligible Contract Participant on the Eligibility Date under Section 1a(18)(A)(v)(II) of the CEA by entering into or otherwise providing a “letter of credit or keepwell, support, or other agreement” for purposes of Section 1a(18)(A)(v)(II) of the CEA.

Qualified Note Issuance shall mean the first issuance of unsecured Indebtedness under a New Note Indenture to occur after the Closing Date in an amount greater than or equal to $300,000,000 as permitted pursuant to Section 8.2.1(x) [Indebtedness].

Ratable Share shall mean:

(i) with respect to a Lender’s obligation to make Revolving Credit Loans, participate in Letters of Credit and other Letter of Credit Obligations, and receive payments, interest, and fees related thereto, the proportion that such Lender’s Revolving Credit Commitment bears to the Revolving Credit Commitments of all of the Lenders, provided however that if the Revolving Credit Commitments have terminated or expired, the Ratable Shares for purposes of this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments.

(ii) with respect to a Lender’s obligation to make Term Loans and receive payments, interest, and fees related thereto, the proportion that such Lender’s Term Loans bears to the Term Loans of all of the Lenders.

(iii) with respect to all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, plus outstanding Term Loan by (ii) the sum of the aggregate amount of the Revolving Credit Commitments plus outstanding Term Loans of all Lenders; provided however that if the Revolving Credit

Commitments have terminated or expired, the computation in this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments, and not on the current amount of the Revolving Credit Commitments and provided further in the case of Section 2.10 [Defaulting Lenders] when a Defaulting Lender shall exist, “Ratable Share” shall mean the percentage of the aggregate Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment.

Re-Amortization Event shall occur upon the first mandatory prepayment of the Loans made pursuant to Section 5.7.2 [Note Issuance].

Real Property shall mean the real estate owned by the Loan Parties listed on Schedule 6.1.8 hereto.

Recipient shall mean (i) the Administrative Agent, (ii) any Lender and (iii) any Issuing Lender, as applicable.

Recovery Event shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries, including any event described in clause (c) of Schedule 8.1.3 hereof.

Reduced Term Loan Balance shall mean the outstanding principal balance of the Term Loans immediately after the occurrence of the Re-Amortization Event.

Reduced Ratio shall mean the applicable ratio determined by reference to the amount of the Qualified Note Issuance according to the table set forth below:

Amount of Qualified Note Issuance	Reduced Ratio
Greater than or equal to $300,000,000, but less than $350,000,000	4.00 to 1.00
Greater than or equal to $350,000,000, but less than $425,000,000	3.75 to 1.00
Greater than or equal to $425,000,000, but less than $450,000,000	3.50 to 1.00
Greater than or equal to $450,000,000, but less than or equal to $475,000,000	3.25 to 1.00
Greater than or equal to $475,000,000, but less than or equal to $500,000,000	3.00 to 1.00

Reference Currency shall have the meaning specified in the definition of “Equivalent Amount.”

Regulated Substances shall mean, without limitation, any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a “hazardous substance”, “pollutant”, “pollution”, “contaminant”, “hazardous or toxic substance”, “extremely hazardous substance”, “toxic chemical”, “toxic substance”, “toxic waste”, “hazardous waste”, “special handling waste”, “industrial waste”, “residual waste”, “solid waste”, “municipal waste”,

“mixed waste”, “infectious waste”, “chemotherapeutic waste”, “medical waste”, “pesticide” or “regulated substance” or any other substance, material or waste, regardless of its form or nature, which is regulated, controlled or governed by Environmental Laws due to its radioactive, ignitable, corrosive, reactive, explosive, toxic, carcinogenic or infectious properties or nature or any other material, substance or waste, regardless of its form or nature, which otherwise is regulated, controlled or governed by Environmental Laws including without limitation, petroleum and petroleum products (including crude oil and any fractions thereof), natural gas, synthetic gas and any mixtures thereof, asbestos, urea formaldehyde, polychlorinated biphenlys, mercury, radon and radioactive materials.

Reimbursement Obligation shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Reinvestment Notice shall mean a written notice executed by an Authorized Officer of the Borrower stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets useful in its business, other than current assets.

Related Parties shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

Relevant Interbank Market shall mean in relation to Euro, the European Interbank Market, in relation to Australian Dollars, the Australian Financial Markets Association, and, in relation to any other currency, the London interbank market or other applicable offshore interbank market.

Remedial Action shall mean any investigation, identification, preliminary assessment, characterization, delineation, feasibility study, cleanup, corrective action, removal, remediation, risk assessment, fate and transport analysis, in-situ treatment, containment, operation and maintenance or management in-place, control or abatement of or other response actions to Regulated Substances and any closure or post-closure measures associated therewith.

Reportable Compliance Event shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

Reportable Event shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan for which notice has not been waived by regulation of the PBGC.

Required Lenders shall mean Lenders (other than any Defaulting Lender) having more than 50% of the sum of (a) the aggregate amount of the Revolving Credit Commitments of the Lenders (excluding any Defaulting Lender) or, after the termination of the Revolving Credit

Commitments, the outstanding Revolving Credit Loans and Ratable Share of Letter of Credit Obligations of the Lenders (excluding any Defaulting Lender), and (b) the aggregate outstanding amount of any Term Loans.

Required Share shall have the meaning assigned to such term in Section 5.11 [Settlement Date Procedures].

Restricted Payment shall mean with respect to any Person (i) the declaration or payment of any dividend or other distribution on account of any shares of such Person’s capital stock, (ii) any payment on account of the purchase, redemption, retirement or other acquisition of (a) any shares of such Person’s capital stock or (b) any option, warrant or other right to acquire shares of such Person’s capital stock, (iii) any voluntary prepayment or defeasance, redemption, repurchase or other acquisition or retirement for value of any Indebtedness ranked subordinate in right of payment to the Obligations, or (iv) any payment made for the purpose of redemption or repurchase of the 2009 Senior Notes or any notes issued in connection with a New Note Indenture prior to the stated maturity. Notwithstanding the foregoing, “Restricted Payment” shall not include (i) any dividend on shares of capital stock payable solely in shares of capital stock or in options, warrants or other rights to purchase capital stock; (ii) any dividend or other distribution or payment in respect of redemption of capital stock payable to the Borrower by any of its Subsidiaries or by a Subsidiary to another Subsidiary or the retirement of any shares of the Borrower held by any wholly-owned Subsidiary of the Borrower; (iii) the repurchase or other acquisition or retirement for value of any shares of the Borrower’s capital stock, or any option, warrant or other right to purchase shares of the Borrower’s capital stock with additional shares of, or out of the net proceeds of a substantial contemporaneous issuance of, capital stock; and (iv) the retirement of any shares of capital stock by conversion into, or by exchange for, additional shares of capital stock, or out of the net proceeds of the substantial contemporaneous issuance (other than to a Subsidiary of the Borrower) of other shares of capital stock.

Revolving Credit Commitment shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned or modified and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Lenders.

Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or Section 2.9.3 [Disbursements, Reimbursement].

Revolving Facility Usage shall mean at any time the sum of the Dollar Equivalent amount of the outstanding Revolving Credit Loans, the outstanding Swing Loans, and the Letter of Credit Obligations.

Safety Complaints shall mean any (i) notice of non-compliance or violation, citation or order relating in any way to any Safety Law; (ii) civil, criminal, administrative or regulatory investigation instituted by an Official Body relating in any way to any Safety Law; (iii) administrative, regulatory or judicial action, suit, claim or proceeding instituted by any

Person or Official Body or any written notice of liability or potential liability from any Person or Official Body, in either instance, setting forth allegations relating to or a cause of action for civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Safety Laws; or (iv) subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Safety Laws.

Safety Filings and Records shall mean all notices, reports, records, plans, applications, forms, logs, programs, manuals or other filings or documents relating or pertaining to compliance with Safety Laws, including, but not limited to, employee safety in the workplace, employee injuries or fatalities, employee training, or the protection of employees from exposure to Regulated Substances which pursuant to Safety Laws or at the direction or order of any Official Body the Loan Parties or any Subsidiaries of any Loan either must be submit to an Official Body or otherwise must maintain in their records.

Safety Laws shall mean the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., as amended, and any regulations promulgated thereunder or any equivalent foreign, territorial, provincial state or local Law, each as amended, and any regulations promulgated thereunder or any other foreign, territorial, provincial, federal, state or local Law, each as amended, and any regulations promulgated thereunder, pertaining or relating to the protection of employees from exposure to Regulated Substances in the workplace (but excluding workers compensation and wage and hour laws).

Sanctioned Country shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law.

Sanctioned Person shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

Security Agreement shall mean the Security Agreement in substantially the form of Exhibit 1.1(S) executed and delivered by certain of the Loan Parties to the Collateral Agent.

Seller shall mean Osmose Holdings, Inc., a Delaware corporation.

Settlement Date shall mean the Business Day on which the Administrative Agent elects to effect settlement pursuant Section 5.11 [Settlement Date Procedures].

Solvent shall mean, with respect to any Person on any date of determination, taking into account any right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Specified Osmose Purchase Agreement Representations shall mean the representations and warranties with respect to the Osmose Entities in the Osmose Purchase Agreement as are material to the interests of the Lenders or the Arranger, but only to the extent that the Borrower has (or the applicable affiliate of the Borrower has) the right to terminate its obligations under the Osmose Purchase Agreement or decline to consummate the Osmose Acquisition as a result of a breach of such representations and warranties.

Specified Representations shall mean the representations and warranties set forth in Sections 6.1.1 [Organization and Qualification], 6.1.4 [Power and Authority], 6.1.5 [Validity and Binding Effect], 6.1.6 [No Conflict], 6.1.10 [Use of Proceeds; Margin Stock], 6.1.16 [Security Interests], 6.1.17 [Status of the Pledged Collateral], 6.1.19 [Compliance with Laws], 6.1.21 [Investment Companies; Regulated Entities], 6.1.25 [Senior Debt Status], 6.1.26 [Solvency], and 6.1.27 [Anti-Terrorism Laws].

Standard & Poor’s shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Statements shall have the meaning specified in Section 6.1.9 [Financial Statements].

Subsidiary of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, (iii) any limited liability company of which such Person is a member or of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries; provided, that Excluded Subsidiaries and their respective subsidiaries shall not be a “Subsidiary” for purposes of this Agreement or any other Loan Document.

Subsidiary Shares shall have the meaning specified in Section 6.1.3 [Subsidiaries].

Swap shall mean any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder, other than (a) a swap entered into, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

Swap Obligation shall mean any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap which is also a Lender-Provided Hedge.

Swing Loan Commitment shall mean the Swing Loan Lender’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] hereof in an aggregate principal amount up to $25,000,000.

Swing Loan Lender shall mean PNC, in its capacity as a lender of Swing Loans.

Swing Loan Note shall mean the Swing Loan Note of the Borrower in the form of Exhibit 1.1(N)(2) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.5.2 [Swing Loan Requests] hereof.

Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by the Swing Loan Lender to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] hereof.

Taxes shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

Term Loan shall have the meaning specified in Section 3.1 [Term Loan Commitments]; Term Loans shall mean collectively all of the Term Loans.

Term Loan Commitment shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Term Loans,” as such Commitment is thereafter assigned or modified and Term Loan Commitments shall mean the aggregate Term Loan Commitments of all of the Lenders.

TKK shall mean Tangshan Koppers Kailuan Carbon Chemical Co., Ltd (China), a limited liability company organized under the laws of the People’s Republic of China.

Total Secured Debt shall mean, as of any date of determination, without duplication, any and all Indebtedness in respect of (i) borrowed money that is on such date secured by a Lien on assets of a Loan Party, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility that are on such date secured by a Lien on assets of a Loan Party, (iii) the unreimbursed amount of all drafts drawn under letters of credit issued for the account of Holdings or its Subsidiaries and the undrawn stated amount of all letters of credit issued for the account of Holdings and its Subsidiaries, in each case, that are on such date secured by a Lien on assets of a Loan Party, (iv) obligations with respect to capitalized leases that are on such date secured by a Lien on assets of a Loan Party, and (v) net obligations requiring any actual cash payment or settlement under any commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device (including, for the avoidance of doubt, obligations under such commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device that are secured as well as those that are unsecured), in each case of Holdings and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

Total Secured Leverage Ratio shall mean, as of any date of determination, the ratio of (i) Total Secured Debt, to (ii) Consolidated EBITDA for the four fiscal quarters ending on such date.

Treasury Liabilities shall have the meaning specified in the definition of the term “Lender-Provided Treasury Arrangement”.

Triggering Event shall have the meaning attributed to such term in the Collateral Trust Agreement.

UCP shall have the meaning specified in Section 11.11.1 [Governing Law].

UCC Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Security Agreement.

Unavailable Currency shall mean a currency that is not available outside the country of issuance of such currency, as determined by the Administrative Agent, in its sole discretion, on any Computation Date.

Undrawn Availability shall mean, as of any date of determination, an amount equal to (a) the Revolving Credit Commitments, minus (b) the sum of (i) the Revolving Facility Usage plus (ii) all amounts due and owing to Borrower’s trade creditors which are outstanding beyond normal trade terms, plus (iii) fees and expenses then due from the Borrower hereunder which have not been paid or charged to the account of the Borrower.

Uniform Commercial Code shall have the meaning specified in Section 6.1.16 [Security Interests].

Unpaid Drawing shall mean, with respect to any Letter of Credit, the aggregate Dollar Equivalent amount of the draws made on such Letters of Credit that have not been reimbursed by the Borrower.

USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

U.S. Person shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

U.S. Tax Compliance Certificate shall have the meaning specified in Section 5.9.7 [Status of Lenders].

Withholding Agent shall mean any Loan Party and the Administrative Agent.

2009 Senior Note Debt shall mean the Indebtedness of the Borrower under the 2009 Senior Notes.

2009 Senior Note Debt Documents shall mean the 2009 Senior Note Indenture and the 2009 Senior Notes substantially in the form as delivered to the Administrative Agent and the Lenders.

2009 Senior Note Indenture shall mean the Indenture dated as of December 1, 2009 among the Borrower, the Guarantors and Wells Fargo Bank, N.A., as trustee, relating to the 2009 Senior Notes, as the same may be amended, restated, supplemented or otherwise modified in accordance with this Agreement.

2009 Senior Note Redemption shall have the meaning attributed to such term in the Collateral Trust Agreement.

2009 Senior Notes shall mean the Borrower’s Senior Unsecured Notes Due 2019 issued pursuant to the 2009 Senior Note Indenture, as the same may be amended, restated, supplemented or otherwise modified in accordance with this Agreement.

2009 Trustee shall mean Wells Fargo Bank, N.A., and its permitted successors and assigns under the 2009 Senior Note Indenture.

1.2 Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (i) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (iii) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (iv) reference to any Person includes such Person’s successors and assigns; (v) reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated; (vi) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (viii) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document, and (ix) unless otherwise specified, all references herein to times of day shall constitute references to Eastern Time.

1.3 Accounting Principles; Changes in GAAP. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Historical Statements referred to in Section 6.1.9 [Financial Statements]. Notwithstanding the foregoing, if the Borrower notifies the Administrative Agent in writing that the Borrower wishes to amend any financial covenant in Section 8.2 of this Agreement, any related definition and/or the definition of the term Total Secured Leverage Ratio for purposes of interest, Letter of Credit Fee and Commitment Fee determinations to eliminate the effect of any change in GAAP occurring after the Closing Date affecting the operation of such financial covenants and/or interest, Letter of Credit Fee or Commitment Fee determinations (or if the Administrative Agent notifies the Borrower in writing that the Required Lenders wish to amend any financial covenant in Section 8.2, any related definition and/or the definition of the term Total Secured Leverage Ratio for purposes of interest, Letter of Credit Fee and Commitment Fee determinations to eliminate the effect of any such change in GAAP), then the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratios or requirements to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, the Loan Parties’ compliance with such covenants and/or the definition of the term Total Secured Leverage Ratio for purposes of interest and Letter of Credit Fee determinations shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenants or definitions are amended in a manner satisfactory to the Borrower and the Required Lenders, and the Loan Parties shall provide to the Administrative Agent, when they deliver their financial statements pursuant to Section 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements] of this Agreement, such reconciliation statements as shall be reasonably requested by the Administrative Agent. Without limiting the foregoing, leases (including, for greater certainty, all leases entered into before, on and after the Closing Date) shall continue to be classified and accounted for on a basis consistent with that reflected in the Historical Statements referred to in Section 6.1.9 for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

1.4 Currency Calculations. All financial statements and Compliance Certificates shall be set forth in Dollars. For purposes of preparing the financial statements, calculating financial covenants and determining compliance with covenants expressed in Dollars, Optional Currencies shall be converted to Dollars on a weighted average in accordance with GAAP.

2. REVOLVING CREDIT AND SWING LOAN FACILITIES

2.1 Revolving Credit Commitments.

2.1.1 Revolving Credit Loans; Optional Currency Loans. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans in either Dollars or one or more Optional Currencies to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate Dollar Equivalent amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letter of Credit Obligations and outstanding Swing Loans, (ii) the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments of the Lenders, (iii) no Revolving Credit Loan to which the Base Rate Option applies shall be made in an Optional Currency, and (iv) the aggregate Dollar Equivalent principal amount of Revolving Credit Loans made in an Optional Currency (each, an “Optional Currency Loan”) shall not exceed $75,000,000 (the “Optional Currency Sublimit”). Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

2.1.2 Swing Loan Commitment. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, the Swing Loan Lender may, at its option, cancelable at any time for any reason whatsoever, make swing loans in Dollars (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $25,000,000, provided that after giving effect to such Loan, the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments of the Lenders. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans. Each Lender shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] in accordance with its Ratable Share. The aggregate Dollar Equivalent of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the outstanding Swing Loans and Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

2.3 Commitment Fees. Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) multiplied by the average daily difference between the amount of (i) the Revolving Credit Commitments and (ii) the Revolving Facility Usage (provided however, that solely in connection with determining the share of each Lender in the Commitment Fee, the Revolving Facility Usage with respect to the portion of the Commitment Fee allocated to PNC shall include the full amount of the outstanding Swing Loans, and with respect to the portion of the Commitment Fee allocated by the Administrative Agent to all of the Lenders other than PNC, such portion of the Commitment Fee shall be calculated (according to each such Lender’s Ratable Share) as if the Revolving Facility Usage excludes the outstanding Swing Loans); provided, further, that any Commitment Fee accrued with respect to the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall accrue with respect to the Revolving Credit Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Subject to the proviso in the directly preceding sentence, all Commitment Fees shall be payable in arrears on each Payment Date.

2.4 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than five (5) Business Days’ notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments (ratably among the Lenders in proportion to their Ratable Shares); provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Revolving Facility Usage would exceed the aggregate Revolving Credit Commitments of the Lenders. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect. Any such reduction or termination shall be accompanied by prepayment of the Notes, together with outstanding Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof) to the extent necessary to cause the aggregate Revolving

Facility Usage after giving effect to such prepayments to be equal to or less than the Revolving Credit Commitments as so reduced or terminated. Any notice to reduce the Revolving Credit Commitments under this Section 2.4 shall be irrevocable.

2.5 Loan Requests.

2.5.1 Revolving Credit Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans or Term Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 12:00 p.m., (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Loans in Dollars to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans in Dollars; (ii) four (4) Business Days prior to the proposed Borrowing Date with respect to the making of Optional Currency Loans or the date of renewal of the Euro-Rate Option for any Optional Currency Loan; and (iii) the same Business Day of the proposed Borrowing Date with respect to the making of a Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a “Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (A) the aggregate amount of the proposed Loans (expressed in the currency in which such Loans shall be funded) comprising each Borrowing Tranche, and, if applicable, the Interest Period, which amount shall be in (1) integral multiples of $500,000 (or the Dollar Equivalent thereof) and not less than $1,000,000 (or the Dollar Equivalent thereof) for each Borrowing Tranche under the Euro-Rate Option, and (2) not less than the lesser of $100,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies, (B) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche, (C) the currency in which such Loans shall be funded if the Borrower elects the Euro-Rate Option, and (D) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche. No Optional Currency Loan may be converted into a Base Rate Loan or a Loan denominated in a different Optional Currency.

2.5.2 Swing Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Swing Loan Lender to make Swing Loans in Dollars by delivery to the Swing Loan Lender not later than 11:00 a.m. on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.5.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a “Swing Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be in integral multiples of $100,000 and not less than $500,000.

2.6 Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans.

2.6.1 Making Revolving Credit Loans. The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests], notify the Lenders of its receipt of such Loan Request specifying the information provided by the Borrower, including the currency in which the Revolving Credit Loan is requested, and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit the principal amount of each Revolving Credit Loan in the requested Optional Currency (or in Dollars if so requested by the Administrative Agent) to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 7.2 [Subsequent Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars or the requested Optional Currency (as applicable) and immediately available funds at the Principal Office prior to 2:00 p.m., on the applicable Borrowing Date; provided that if any Lender fails to remit such funds to the Administrative Agent (or fails to remit such funds in the applicable Optional Currency) in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds, including funds in the requested Optional Currency, the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 2.6.2 [Presumptions by the Administrative Agent].

2.6.2 Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Loan that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6.1 [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate (or, for payment in an Optional Currency, the Overnight Rate) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If such Lender pays its share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

2.6.3 Making Swing Loans. So long as the Swing Loan Lender elects to make Swing Loans, the Swing Loan Lender shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5.2, [Swing Loan Requests] fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m. on the Borrowing Date.

2.6.4 Repayment of Revolving Credit Loans. The Borrower shall repay the Revolving Credit Loans together with all outstanding interest thereon on the Expiration Date.

2.6.5 Borrowings to Repay Swing Loans. PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of Letter of Credit Obligations. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 [Revolving Credit Loan Requests] without regard to any of the requirements of that provision. PNC shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.6.5 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5.1 [Revolving Credit Loan Requests] are then satisfied) by the time PNC so requests, which shall not be earlier than 2:00 p.m. on the Business Day next after the date the Lenders receive such notice from PNC.

2.6.6 Swing Loans Under Cash Management Agreements. In addition to making Swing Loans pursuant to the foregoing provisions of Section 2.6.3 [Making Swing Loans], without the requirement for a specific request from the Borrower pursuant to Section 2.5.2 [Swing Loan Requests], the Swing Loan Lender may make Swing Loans to the Borrower in accordance with the provisions of the agreements between the Borrower and such Swing Loan Lender relating to the Borrower’s deposit, sweep and other accounts at such Swing Loan Lender and related arrangements and agreements regarding the management and investment of the Borrower’s cash assets as in effect from time to time (the “Cash Management Agreements”) to the extent of the daily aggregate net negative balance in the Borrower’s accounts which are subject to the provisions of the Cash Management Agreements. Swing Loans made pursuant to this Section 2.6.6 in accordance with the provisions of the Cash Management Agreements shall (i) be subject to the limitations as to aggregate amount set forth in Section 2.1.2 [Swing Loan Commitment], (ii) not be subject to the limitations as to individual amount set forth in Section 2.5.2 [Swing Loan Requests], (iii) be payable by the Borrower, both as to principal and interest, at the rates and times set forth in the Cash Management Agreements (but in no event later than the Expiration Date), (iv) not be made at any time after such Swing Loan Lender has received written notice of the occurrence of an Event of Default and so long as such shall continue to exist, or, unless consented to by the Required Lenders, a Potential Default and so long as such shall continue to exist, (v) if not repaid by the Borrower in accordance with the provisions of the Cash Management Agreements, be subject to each Lender’s obligation pursuant to Section 2.6.5 [Borrowings to Repay Swing Loans], and (vi) except as provided in the foregoing subsections (i) through (v), be subject to all of the terms and conditions of this Section 2.

2.7 Notes. The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans, Term Loans and Swing Loans made to it by each Lender, together with interest thereon, may be evidenced upon the request of any Lender by a revolving credit Note, term Note and a swing Note, dated the Closing Date payable to the order of such Lender in a face amount equal to the Revolving Credit Commitment, Term Loan Commitment or Swing Loan Commitment, as applicable, of such Lender.

2.8 Use of Proceeds. The proceeds of the Loans shall be used (i) to refinance existing Indebtedness of the Borrower, (ii) to finance the Osmose Acquisition, (iii) to provide working capital to the Borrower, (iv) for Capital Expenditures and financing for Permitted Acquisitions, and (v) for general corporate purposes of Holdings and its Subsidiaries as permitted by the terms of this Agreement, including transaction costs and expenses, including costs and expenses in connection with the Osmose Acquisition, and dividends and distributions permitted by Section 8.2.5 [Restricted Payments] of this Agreement.

2.9 Letter of Credit Subfacility.

2.9.1 Issuance of Letters of Credit. The Borrower or any Loan Party may at any time prior to the Expiration Date request the issuance of a letter of credit (each, a “Letter of Credit”), which may be denominated in either Dollars or an Optional Currency, for its own account or the account of another Loan Party or on behalf of the Borrower and either an Excluded Subsidiary or a Subsidiary of the Borrower which is not a Loan Party (in which case the Borrower and such Excluded Subsidiary or Subsidiary, as applicable, shall be co-applicants with respect to such Letter of Credit), or the amendment or extension of an existing Letter of Credit, by delivering or transmitting electronically, or having such other Loan Party deliver or transmit electronically to an Issuing Lender (with a copy to the Administrative Agent) a completed application for letter of credit, or request for such amendment or extension, as applicable, in such form as such Issuing Lender may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by such Issuing Lender, in advance of the proposed date of issuance. The Borrower or any Loan Party shall authorize and direct such Issuing Lender to name the Borrower or any Loan Party or any Excluded Subsidiary or Subsidiary, as applicable, as the “Applicant” or “Account Party” of each Letter of Credit. Promptly after receipt of any letter of credit application, such Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, such Issuing Lender will provide the Administrative Agent with a copy thereof. All letters of credit which are identified on Schedule 2.9.1 hereto, which shall consist of all letters of credit outstanding on the Closing Date, shall be deemed to have been issued under this Agreement and shall constitute Letters of Credit, regardless of which Person is the applicant thereunder.

2.9.1.1 Unless such Issuing Lender has received notice from any Lender, the Administrative Agent or any Loan Party, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 7 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Issuing Lender or any of such Issuing Lender’s Affiliates will issue the proposed Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance (but may include a provision for the automatic extension of the Letter of Credit absent notice by such Issuing Lender to the beneficiary), and (B) in no event expire later than 364 days after the Expiration Date and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time, $125,000,000 (the “Letter of Credit Sublimit”) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Section 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

2.9.1.2 Notwithstanding Section 2.9.1.1, the Issuing Lenders shall not be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Official Body or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing the Letter of Credit, or any Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Official Body with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such Issuing Lender with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Lender in good faith deems material to it, or (ii) the issuance of the Letter of Credit would violate one or more policies of such Issuing Lender applicable to letters of credit generally.

2.9.2 Letter of Credit Fees. The Borrower shall pay in Dollars (i) to the Administrative Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Letter of Credit Fee Rate on the daily Dollar Equivalent amount available to be drawn under each Letter of Credit, and (ii) to each Issuing Lender for its own account a fronting fee which shall accrue at the rate or rates per annum separately agreed upon by the Borrower and such Issuing Lender. All Letter of Credit Fees and fronting fees shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable quarterly in arrears on each Payment Date following issuance of each Letter of Credit and on the Expiration Date. The Borrower shall also pay (in Dollars) to each Issuing Lender for such Issuing Lender’s sole account such Issuing Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as such Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

2.9.3 Disbursements, Reimbursement. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Lender a participation in such Letter of

Credit and each drawing thereunder in a Dollar Equivalent amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.9.3.1 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, such Issuing Lender will promptly notify the Borrower and the Administrative Agent thereof. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse such Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”) such Issuing Lender prior to 12:00 noon on each date that an amount is paid by such Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of such Issuing Lender an amount equal to the amount so paid by such Issuing Lender, in the same currency as paid, unless otherwise required by the Administrative Agent or such Issuing Lender, or unless such currency is an Unavailable Currency, in which case the Borrower shall pay the Dollar Equivalent amount of the amount paid by such Issuing Lender under the Letter of Credit. Notwithstanding the foregoing sentence, with respect to the China JV Letters of Credit, and subject to the approval of the Issuing Lender thereof, Borrower may repay, in Dollars, the Dollar Equivalent Amount paid by such Issuing Lender under the China JV Letters of Credit. In the event the Borrower fails to reimburse such Issuing Lender (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit by 12:00 noon on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made in a Dollar Equivalent Amount of such Reimbursement Obligations by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.2 [Subsequent Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent or Issuing Lender pursuant to this Section 2.9.3.1 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

2.9.3.2 Each Lender shall upon any notice pursuant to Section 2.9.3.1 make available to the Administrative Agent for the account of such Issuing Lender an amount in Dollars in immediately available funds equal to its Ratable Share of the Dollar Equivalent amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9.3 [Disbursements; Reimbursement]) each be deemed to have made a Revolving Credit Loan in Dollars under the Base Rate Option to the Borrower in that amount. If any Lender so notified fails to make available in Dollars to the Administrative Agent for the account of such Issuing Lender the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m. on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Revolving Credit Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent and such Issuing Lender will promptly give notice (as described in Section 2.9.3.1 above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or such Issuing Lender to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.9.3.2.

2.9.3.3 With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans in Dollars under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.1, because of the Borrower’s failure to satisfy the conditions set forth in Section 7.2 [Subsequent Loan or Letter of Credit] other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from such Issuing Lender a borrowing (each, a “Letter of Credit Borrowing”) in Dollars in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent for the account of such Issuing Lender pursuant to Section 2.9.3 [Disbursements, Reimbursement] shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing (each, a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.9.3.

2.9.4 Repayment of Participation Advances.

2.9.4.1 Upon (and only upon) receipt by the Administrative Agent for the account of such Issuing Lender of immediately available funds from the Borrower (i) in reimbursement of any payment made by such Issuing Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by such Issuing Lender under such a Letter of Credit, the Administrative Agent on behalf of such Issuing Lender will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain for the account of such Issuing Lender the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by such Issuing Lender.

2.9.4.2 If the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of any payment made by any Loan Party to the Administrative Agent for the account of such Issuing Lender pursuant to this Section in reimbursement of a payment made under any Letter of Credit or interest or fees thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent for the account of such Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate (or, for any payment in an Optional Currency, the Overnight Rate) in effect from time to time.

2.9.5 Documentation. Each Loan Party agrees to be bound by the terms of such Issuing Lender’s application and agreement for letters of credit and such Issuing Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, such Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.9.6 Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, such Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.9.7 Nature of Participation and Reimbursement Obligations. Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3 [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing Lenders upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 under all circumstances, including the following circumstances:

(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against such Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever, or which any Loan Party may have against such Issuing Lender or any of its Affiliates, any Lender or any other Person for any reason whatsoever;

(ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Sections 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests; Swing Loan Requests], 2.6 [Making Revolving Credit Loans and Swing Loans; Etc.] or 7.2 [Subsequent Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9.3 [Disbursements, Reimbursement];

(iii) any lack of validity or enforceability of any Letter of Credit;

(iv) any claim of breach of warranty that might be made by any Loan Party or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), such Issuing Lender or its Affiliates or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

(v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if such Issuing Lender or any of its Affiliates has been notified thereof;

(vi) payment by such Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(viii) any failure by such Issuing Lender or any of its Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless such Issuing Lender has received written notice from such Loan Party of such failure within three Business Days after such Issuing Lender shall have furnished such Loan Party and the Administrative Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

(ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(x) any breach of this Agreement or any other Loan Document by any party thereto;

(xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

(xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

(xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.9.8 Indemnity. The Borrower hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender and any of its Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender or any of its Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of such Issuing Lender as determined by a final non-appealable judgment of a court of competent jurisdiction, (B) failure by such Issuing Lender to comply with Section 2.9.6 [Determinations to Honor Drawing Requests] in a material manner, or (C) the wrongful dishonor by such Issuing Lender or any of its Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

2.9.9 Liability for Acts and Omissions. As between any Loan Party and each Issuing Lender, or such Issuing Lender’s Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for any of the following, including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if such Issuing Lender or its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender or its Affiliates, as applicable, including any act or omission of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender’s or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve such Issuing Lender from liability for such Issuing Lender’s gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall such Issuing Lender or its Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

Without limiting the generality of the foregoing, each Issuing Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by such Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit;

(iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by such Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on such Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each, an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by such Issuing Lender or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender or its Affiliates under any resulting liability to the Borrower or any Lender.

2.9.10 Issuing Lender Reporting Requirements. Each Issuing Lender shall, on the first Business Day of each month, provide to Administrative Agent and Borrower a schedule of the Letters of Credit issued by it, in form and substance satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), and the expiration date of any Letter of Credit outstanding at any time during the preceding month, and any other information relating to such Letter of Credit that the Administrative Agent may request.

2.9.11 Cash Collateral. (i) Upon the request of Administrative Agent, if any Issuing Lender has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Letter of Credit Borrowing, then Borrower shall immediately Cash Collateralize the then outstanding amount of the Letter of Credit Obligation relating to such Letter of Credit, or (ii) if, as of five (5) days prior to the Expiration Date, any Letter of Credit Obligation for any reason remains outstanding, Borrower shall immediately Cash Collateralize the then outstanding amount of all Letter of Credit Obligations. Borrower hereby grants to Collateral Agent, for the benefit of each Issuing Lender and the Lenders, a security interest in all Cash Collateral pledged pursuant to this Section or otherwise under this Agreement. All Cash Collateral shall be maintained in a deposit account at the Collateral Agent. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Collateral Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable obligations secured thereby, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Collateral Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

2.10 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.3 [Commitment Fees];

(ii) the Commitment and outstanding Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 11.1 [Modifications, Amendments or Waivers]); provided, that this clause (ii) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby;

(iii) if any Swing Loans are outstanding or any Letter of Credit Obligations exist at the time such Lender becomes a Defaulting Lender, then:

(a) all or any part of the outstanding Swing Loans and Letter of Credit Obligations of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Ratable Shares but only to the extent that (x) the Revolving Facility Usage does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments, and (y) no Potential Default or Event of Default has occurred and is continuing at such time;

(b) if the reallocation described in clause (a) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such outstanding Swing Loans, and (y) second, Cash Collateralize for the benefit of such Issuing Lender the Borrower’s obligations corresponding to such Defaulting Lender’s Letter of Credit Obligations (after giving effect to any partial reallocation pursuant to clause (a) above) in a deposit account held at the Administrative Agent for so long as such Letter of Credit Obligations are outstanding;

(c) if the Borrower Cash Collateralizes any portion of such Defaulting Lender’s Letter of Credit Obligations pursuant to clause (b) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.9.2 [Letter of Credit Fees] with respect to such Defaulting Lender’s Letter of Credit Obligations during the period such Defaulting Lender’s Letter of Credit Obligations are Cash Collateralized;

(d) if the Letter of Credit Obligations of the non-Defaulting Lenders are reallocated pursuant to clause (a) above, then the fees payable to the Lenders pursuant to Section 2.9.2 [Letter of Credit Fees] shall be adjusted in accordance with such non-Defaulting Lenders’ Ratable Share; and

(e) if all or any portion of such Defaulting Lender’s Letter of Credit Obligations are neither reallocated nor Cash Collateralized pursuant to clause (a) or (b) above, then, without prejudice to any rights or remedies of such Issuing Lender or any other Lender hereunder, all Letter of Credit Fees payable under Section 2.9.2 [Letter of Credit Fees]

with respect to such Defaulting Lender’s Letter of Credit Obligations shall be payable to such Issuing Lender (and not to such Defaulting Lender) until and to the extent that such Letter of Credit Obligations are reallocated and/or Cash Collateralized; and

(iv) so long as such Lender is a Defaulting Lender, PNC shall not be required to fund any Swing Loans and such Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless such Issuing Lender is satisfied that the related exposure and the Defaulting Lender’s then outstanding Letter of Credit Obligations will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders and/or Cash Collateral will be provided by the Borrower in accordance with Section 2.10(iii), and participating interests in any newly made Swing Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.10(iii)(a) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event with respect to a parent company of any Lender shall occur following the date hereof and for so long as such event shall continue, or (ii) PNC or an Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, PNC shall not be required to fund any Swing Loan and the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit, unless PNC or such Issuing Lender, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to PNC or such Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Borrower, PNC and the Issuing Lender agree in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Administrative Agent will so notify the parties hereto, and the Ratable Share of the Swing Loans and Letter of Credit Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment, and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swing Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Ratable Share.

2.11 Increase in Revolving Credit Commitments.

2.11.1 Increasing Lenders and New Lenders. The Borrower may, at any time prior to the Expiration Date, but not more often than two (2) times during the term of this Agreement, request that (1) the current Lenders increase their Revolving Credit Commitments (any current Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”) or (2) one or more new lenders reasonably satisfactory to the Borrower and the Administrative Agent (each, a “New Lender”) join this Agreement and provide a Revolving Credit Commitment hereunder, subject to the following terms and conditions:

(i) No Obligation to Increase. No current Lender shall be obligated to increase its Revolving Credit Commitment and any increase in the Revolving Credit Commitment by any current Lender shall be in the sole discretion of such current Lender.

(ii) Defaults. There shall exist no Events of Default or Potential Default on the effective date of such increase after giving effect to such increase.

(iii) Aggregate Revolving Credit Commitments. The aggregate amount of such additional increases shall not exceed $50,000,000, and after giving effect to such increase, the total Revolving Credit Commitments shall not exceed $550,000,000.

(iv) Resolutions; Opinion. The Loan Parties shall deliver to the Administrative Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Administrative Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by such Loan Parties, and (2) an opinion of counsel addressed to the Administrative Agent and the Lenders addressing the authorization and execution of the Loan Documents by, and enforceability of the Loan Documents against, the Loan Parties.

(v) Notes. The Borrower shall execute and deliver (1) to each Increasing Lender a replacement revolving credit Note reflecting the new amount of such Increasing Lender’s Revolving Credit Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated) and (2) to each New Lender a revolving credit Note reflecting the amount of such New Lender’s Revolving Credit Commitment.

(vi) Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Revolving Credit Commitment pursuant to an acknowledgement in a form acceptable to the Administrative Agent, signed by it and the Borrower and delivered to the Administrative Agent at least five (5) days before the effective date of such increase.

(vii) New Lenders—Joinder. Each New Lender shall execute a lender joinder in substantially the form of Exhibit 2.11 pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such lender joinder.

2.11.2 Treatment of Outstanding Loans and Letters of Credit.

(i) Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, the Borrower shall repay all Revolving Credit Loans then outstanding, subject to the Borrower’s indemnity obligations under Section 5.10 [Indemnity]; provided that it may borrow new Revolving Credit Loans with a Borrowing Date on such date. Each of the Lenders shall participate in any new Revolving Credit Loans made on or after such date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Section 2.11.

(ii) Outstanding Letters of Credit. On the effective date of such increase, each Increasing Lender and each New Lender (i) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (ii) will acquire, (and will pay to the Administrative Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.

2.12 Utilization of Commitments in Optional Currencies.

2.12.1 Periodic Computations of Dollar Equivalent Amounts of Revolving Credit Loans that are Optional Currency Loans and Letters of Credit Outstanding; Repayment in Same Currency. For purposes of determining utilization of the Revolving Credit Commitments, the Administrative Agent will determine the Dollar Equivalent amount of (i) the proposed Revolving Credit Loans that are Optional Currency Loans and Letters of Credit to be denominated in an Optional Currency as of the requested Borrowing Date or date of issuance, as the case may be, (ii) the outstanding Letter of Credit Obligations denominated in an Optional Currency as of the last Business Day of each month, (iii) the outstanding Revolving Credit Loans denominated in an Optional Currency as of the end of each Interest Period and (iv) any Revolving Credit Loan, Letter of Credit Obligation, fee, payment or other obligation under this Agreement or any other Loan Document on any date on which the Administrative Agent reasonably determines it is necessary or advisable to make such computation in its sole discretion (each such date under clauses (i) through (iv), is referred to as a “Computation Date”). Unless otherwise provided in this Agreement or agreed to by the Administrative Agent and the Borrower, each Loan and Reimbursement Obligation shall be repaid or prepaid in the same currency in which the Loan or Reimbursement Obligation was made.

2.12.2 Notices From Lenders That Optional Currencies Are Unavailable to Fund New Loans. The Lenders shall be under no obligation to make the Revolving Credit Loans requested by the Borrower which are denominated in an Optional Currency if any Lender notifies the Administrative Agent by 5:00 p.m. four (4) Business Days prior to the Borrowing Date for such Revolving Credit Loans that such Lender cannot provide its Revolving Credit Ratable Share of such Revolving Credit Loans in such Optional Currency. In the event the Administrative Agent timely receives a notice from a Lender pursuant to the preceding sentence, the Administrative Agent will notify the Borrower no later than 12:00 noon three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans that the Optional Currency is not then available for such Revolving Credit Loans, and the Administrative Agent shall promptly thereafter notify the Lenders of the same and the Lenders shall not make such Revolving Credit Loans requested by the Borrower under its Loan Request.

2.12.3 Notices From Lenders That Optional Currencies Are Unavailable to Fund Renewals of the Euro-Rate Option. If the Borrower delivers a Loan Request requesting that the Lenders renew the Euro-Rate Option with respect to an outstanding Borrowing Tranche of Revolving Credit Loans denominated in an Optional Currency, the Lenders shall be under no obligation to renew such Euro-Rate Option if any Lender delivers to the Administrative Agent a notice by 5:00 p.m. four (4) Business Days prior to the effective date of such renewal that such Lender cannot continue to provide Revolving Credit Loans in such Optional Currency. In the event the Administrative Agent timely receives a notice from a Lender pursuant to the preceding sentence, the Administrative Agent will notify the Borrower no later than 12:00 noon three (3) Business Days prior to the renewal date that the renewal of such Revolving Credit Loans in such Optional Currency is not then available, and the Administrative Agent shall promptly thereafter notify the Lenders of the same. If the Administrative Agent shall have so notified the Borrower that any such continuation of such Revolving Credit Loans in such Optional Currency is not then available, any notice of renewal with respect thereto shall be deemed withdrawn, and such Loans shall be redenominated into Loans in Dollars at the Base Rate Option or Euro-Rate Option, at the Borrower’s option (subject, in the case of the Euro-Rate Option, to compliance with Section 2.6.1 [Making Revolving Credit Loans, Etc.] and Section 4.1 [Interest Rate Options]), with effect from the last day of the Interest Period with respect to any such Loans. The Administrative Agent will promptly notify the Borrower and the Lenders of any such redenomination, and in such notice, the Administrative Agent will state the aggregate Dollar Equivalent amount of the redenominated Revolving Credit Loans in an Optional Currency as of the applicable Computation Date with respect thereto and such Lender’s Revolving Credit Ratable Share thereof.

2.12.4 European Monetary Union.

(i) Payments In Euros Under Certain Circumstances. If (i) any Optional Currency ceases to be lawful currency of the nation issuing the same and is replaced by the Euro or (ii) any Optional Currency and the Euro are at the same time recognized by any governmental authority of the nation issuing such currency as lawful currency of such nation and the Administrative Agent or the Required Lenders shall so request in a notice delivered to the Borrower, then any amount payable hereunder by any party hereto in such Optional Currency shall instead be payable in the Euro and the amount so payable shall be determined by translating the amount payable in such Optional Currency to the Euro at the exchange rate established by that nation for the purpose of implementing the replacement of the relevant Optional Currency by the Euro (and the provisions governing payments in Optional Currencies in this Agreement shall apply to such payment in the Euro as if such payment in the Euro were a payment in an Optional Currency). Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any Optional Currency will, except as otherwise provided herein, continue to be payable only in that currency.

(ii) Additional Compensation Under Certain Circumstances. The Borrower agrees, at the request of any Lender, to compensate such Lender for any loss, cost, expense or reduction in return that such Lender shall reasonably determine shall be incurred or sustained by such Lender as a result of the replacement of any Optional Currency by the Euro and that would not have been incurred or sustained but for the transactions provided for herein. A certificate of any Lender setting forth such Lender’s determination of the amount or amounts necessary to compensate such Lender shall be delivered to the Borrower and shall be conclusive absent manifest error so long as such determination is made on a reasonable basis. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(iii) Requests for Additional Optional Currencies. The Borrower may deliver to the Administrative Agent a written request that Revolving Credit Loans hereunder also be permitted to be made in any other lawful currency (other than Dollars), in addition to the currencies specified in the definition of “Optional Currency” herein, provided that such currency must be freely traded in the offshore interbank foreign exchange markets, freely transferable, freely convertible into Dollars and available to the Lenders in the Relevant Interbank Market. The Administrative Agent will promptly notify the Lenders of any such request promptly after the Administrative Agent receives such request. The Administrative Agent will promptly notify the Borrower of the acceptance or rejection by the Administrative Agent and each of the Lenders of the Borrower’s request. The requested currency shall be approved as an Optional Currency hereunder only if the Administrative Agent and all of the Lenders approve of the Borrower’s request.

3. TERM LOANS

3.1 Term Loan Commitments. Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Lender severally agrees to make a term loan (the “Term Loan”) to the Borrower on the Closing Date in Dollars in such principal amount as the Borrower shall request up to, but not exceeding such Lender’s Term Loan Commitment.

3.2 Nature of Lenders’ Obligations with Respect to Term Loans; Repayment Terms. The obligations of each Lender to make Term Loans to the Borrower shall be in the proportion that such Lender’s Term Loan Commitment bears to the Term Loan Commitments of all Lenders to the Borrower, but each Lender’s Term Loan to the Borrower shall never exceed its Term Loan Commitment. The failure of any Lender to make a Term Loan shall not relieve any other Lender of its obligations to make a Term Loan nor shall it impose any additional liability on any other Lender hereunder. The Lenders shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitments are not revolving credit commitments, and the Borrower shall not have the right to borrow, repay and reborrow under Section 3.1 [Term Loan Commitments]. The Term Loans shall be payable, with respect to principal, as follows (subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement): in consecutive quarterly installments, each in an amount equal to the Principal Payment Amount applicable as of such Payment Date, commencing on November 1, 2014 and continuing on each Payment Date thereafter, with all remaining outstanding principal on the Term Loans due and payable in full on the Expiration Date.

4. INTEREST RATES

4.1 Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than twelve (12) Borrowing Tranches in the aggregate among all of the Loans and provided further that if an Event of Default or Potential Default exists and is continuing, the Borrower may not request, convert to, or renew the Euro-Rate Option for any Loans and the Required Lenders may demand that all existing Borrowing Tranches bearing interest under the Euro-Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any indemnity under Section 5.10 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate. Interest on the principal amount of each Optional Currency Loan shall be paid by the Borrower in such Optional Currency. Notwithstanding anything to the contrary herein, the As-Offered Rate shall only apply to Swing Loans.

4.1.1 Revolving Credit Interest Rate Options; Swing Line Interest Rate. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans, provided that any Loan made in an Optional Currency shall bear interest at the Euro-Rate:

(i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii) Revolving Credit Euro-Rate Option: A rate per annum (computed (a) on the basis of a year of 360 days and actual days elapsed with respect to U.S. Dollar Loans and (b) on the basis of a year of 360, 365 or 366 days, as applicable, and actual days elapsed, with respect to Loans made in an Optional Currency) equal to the Euro-Rate as determined for each applicable Interest Period plus the Applicable Margin.

Subject to Section 4.3 [Interest After Default], only the Base Rate Option applicable to Revolving Credit Loans or the As-Offered Rate, as selected by the Borrower, shall apply to the Swing Loans.

4.1.2 Term Loan Interest Rate Options. The Borrower shall have the right to choose from the following Interest Rate Options applicable to Term Loans:

(i) Term Loan Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate;

(ii) Term Loan Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin;

4.1.3 Rate Quotations. The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

4.2 Interest Periods. At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof by delivering a Loan Request to the Administrative Agent (i) at least three (3) Business Days prior to the effective date of such Euro-Rate Option with respect to a Loan denominated in Dollars, and (ii) at least four (4) Business Days prior to the effective date of such Euro-Rate Option with respect to an Optional Currency Loan. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

4.2.1 Amount of Borrowing Tranche. Each Borrowing Tranche of Loans under the Euro-Rate Option shall be in integral multiples of, and not less than, the respective amounts set forth in Section 2.5.1 [Revolving Credit Loan Requests]; and

4.2.2 Renewals. In the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

4.3 Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived, at the discretion of the Administrative Agent or upon written demand by the Required Lenders to the Administrative Agent:

4.3.1 Letter of Credit Fees, Interest Rate. The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum;

4.3.2 Other Obligations. Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable to Revolving Credit Loans under the Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is Paid In Full; and

4.3.3 Acknowledgment. The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

4.4 Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

4.4.1 Unascertainable. If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

(i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

(ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate,

then the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent’s and Lender’s Rights].

4.4.2 Illegality; Increased Costs; Deposits Not Available. If at any time any Lender shall have determined that:

(i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

(iii) after making all reasonable efforts, deposits of the relevant amount in Dollars or in the Optional Currency, as applicable, for the relevant Interest Period for a Loan, or to banks generally, to which a Euro-Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent’s and Lender’s Rights].

4.4.3 Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 4.4.1 [Unascertainable] above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a Euro-Rate Option or select an Optional Currency, as applicable, shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 4.4.1 [Unascertainable] and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Administrative Agent of a determination under Section 4.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which a Euro-Rate Option applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate Option otherwise available with respect to such Loan or select a different Optional Currency or Dollars, or (ii) or prepay such Loan in accordance with Section 5.6 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

4.5 Selection of Interest Rate Options. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, as applicable to Revolving Credit Loans or Term Loans as the case may be, commencing upon the last day of the existing Interest Period, and any resulting currency conversion to U.S. Dollars shall be determined by the Administrative Agent at the time of such conversion.

The amount of the interest or fees eligible in applying this agreement shall not exceed the maximum rate permitted by Law. Where the amount of such interest or such fees is greater than the maximum rate, the amount shall be reduced to the highest rate which may be recovered in accordance with the applicable provisions of Law.

5. PAYMENTS

5.1 Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 12:00 p.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans or Term Loans in U.S. Dollars (unless otherwise provided herein) and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in immediately available funds; provided that in the event payments are received by 12:00 p.m. by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders interest at the Federal Funds Effective Rate in the case of Loans or other amounts due in Dollars, or the Overnight Rate in the case of Loans or other amounts due in an Optional Currency, with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement (including the Equivalent Amounts of the applicable currencies where such computations are required) and shall be deemed an “account stated”. All payments of principal and interest made in respect of the Loans must be repaid in the same currency (whether Dollars or the applicable Optional Currency) in which such Loan was made and all Unpaid Drawings with respect to each Letter of Credit shall be made in the same currency (whether Dollars or the applicable Optional Currency) in which such Letter of Credit was issued; provided that if the currency in which such Loan was made or in which such Letter of Credit was issued is an Unavailable Currency, then the Borrower shall pay the Dollar Equivalent amount of such payment. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the applicable Borrower with the Administrative Agent.

5.2 Pro Rata Treatment of Lenders. Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees and Letter of Credit Fees (but excluding the Administrative Agent’s Fee and each Issuing Lender’s fronting fee) shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Sections 4.4.3 [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 4.4 [Euro-Rate Unascertainable; Etc.], 5.6.2 [Replacement of a Lender] or 5.8 [Increased Costs]) be payable ratably among the Lenders entitled to such payment in accordance with the amount of principal, interest, Commitment Fees and Letter of Credit Fees, as set forth in this Agreement. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC according to Section 2.6.5 [Borrowings to Repay Swing Loans].

5.3 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the pro-rata share of the amount such Lender is entitled thereto, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and

(ii) the provisions of this Section 5.3 shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 5.3 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

5.4 Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate (or, for payments in an Optional Currency, the Overnight Rate) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

5.5 Interest Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on each Payment Date. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 5.7 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

5.6 Voluntary Prepayments.

5.6.1 Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.6.2 [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans or Term Loans denominated in Dollars, and at least four (4) Business Days prior to the date of prepayment of any Optional Currency Loans, or no later than 1:00 p.m. on the date of prepayment of Swing Loans, setting forth the following information:

(w) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(x) a statement indicating the application of the prepayment between the Revolving Credit Loans, Term Loans and Swing Loans;

(y) a statement indicating the application of the prepayment between Loans to which the Base Rate Option applies, Loans to which the Euro-Rate Option applies and Loans to which the As-Offered Rate applies; and

(z) the total principal amount of such prepayment, which shall not be less than the lesser of (i) the Revolving Facility Usage or (ii) $100,000 for any Swing Loan or $500,000 for any Revolving Credit Loan or Term Loan.

All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. All Term Loan prepayments permitted pursuant to this Section 5.6.1 [Right to Prepay] shall be applied to the unpaid installments of principal of the Term Loans in the inverse order of scheduled maturities. Except as provided in Section 4.4.3 [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Revolving Credit Loans and then to Term Loans; and (ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to the Revolving Credit Loans and Term Loans to which the Base Rate Option applies, then to Revolving Credit Loans which are not Optional Currency Loans and the Term Loans to which the Euro-Rate Option applies, then to Optional Currency Loans, then to Swing Loans to which the Base Rate Option applies, then to Swing Loans to which the As-Offered Rate applies. Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 5.10 [Indemnity]. Prepayments shall be made in the currency in which such Loan was made unless otherwise directed by the Administrative Agent or unless such currency is an Unavailable Currency, in which case the Borrower shall pay the Dollar Equivalent amount of such prepayment.

5.6.2 Replacement of a Lender. In the event any Lender (i) gives notice under Section 4.4 [Euro-Rate Unascertainable, Etc.], (ii) requests compensation under Section 5.8 [Increased Costs], or requires the Borrower to pay any Indemnified Taxes or additional amount to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], (iii) is a Defaulting Lender, (iv) becomes subject to the control of an Official Body (other than normal and customary supervision), or (v) is a Non-Consenting Lender referred to in Section 11.1 [Modifications, Amendments or Waivers], then in any such event the Borrower may, at its sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.8 [Successors and Assigns]), all of its interests, rights (other than existing rights to payments pursuant to Sections 5.8 [Increased Costs] or 5.9 [Taxes]) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.8 [Successors and Assigns];

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and Participation Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 5.8.1 [Increased Costs Generally] or payments required to be made pursuant to Section 5.9 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; and

(iv) such assignment does not conflict with applicable Law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

5.6.3 Designation of a Different Lending Office. If any Lender requests compensation under Section 5.8 [Increased Costs], or the Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.8 [Increased Costs] or Section 5.9 [Taxes], as the case may be, in the future, and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment

5.7 Mandatory Prepayments.

5.7.1 Asset Sales and Recovery Events. If the Borrower or any of its Subsidiaries receives Net Cash Proceeds from any Asset Sales or Recovery Events, the Borrower shall make a mandatory prepayment of principal on the Loans (a) if a Reinvestment Notice has been given with respect to such Asset Sales or Recovery Events, within one hundred eighty (180) days of the date of receipt by the Borrower or any of its Subsidiaries of such Net Cash Proceeds in an amount equal to the portion of such Net Cash Proceeds remaining un-reinvested at the expiration of such one hundred eighty (180) day period, and (b) if no Reinvestment Notice has been given with respect to such Asset Sales or Recovery Events, within sixty (60) days of the date of receipt by the Borrower or any of its Subsidiaries of such Net Cash Proceeds in an amount equal to 100% of such Net Cash Proceeds.

5.7.2 Note Issuance. Upon the issuance of any Indebtedness in excess of $300,000,000 pursuant to Section 8.2.1(x) [Indebtedness], if any Loans are outstanding, the Borrower shall prepay the Loans in an aggregate amount equal to (a) in the case that the amount of such Indebtedness is less than $350,000,000, the amount by which the proceeds of such Indebtedness exceed $300,000,000, and (b) in the case that the amount of such Indebtedness equals or exceeds $350,000,000, the amount by which the proceeds, net of reasonable and customary fees, costs and expenses actually incurred with the exchange, redemption, repurchase, tender or retirement of the 2009 Notes and amounts required to exchange, redeem, repurchase, tender or retire the 2009 Notes pursuant to the 2009 Senior Note Debt Documents, of such Indebtedness exceed $300,000,000, in each case such prepayment to be effected within five (5) Business Days following the receipt of such net proceeds thereof.

5.7.3 Currency Fluctuations. If on any Computation Date the Revolving Facility Usage is equal to or greater than the Revolving Credit Commitments as a result of a change in exchange rates between one (1) or more Optional Currencies and Dollars, then the Administrative Agent shall notify the Borrower of the same and the Borrower shall pay or prepay (subject to Borrower’s indemnity obligations under Sections 5.8 and 5.10) within one (1) Business Day after receiving such notice in an amount such that the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments after giving effect to such payments or prepayments.

5.7.4 Application Among Loans and Interest Rate Options. All prepayments pursuant to this Section 5.7 shall be first applied to the principal amount of the Term Loans by application to the unpaid installments of principal in the inverse order of scheduled maturities, then to the Revolving Credit Loans outstanding, if any, and the excess, if any, shall be returned to the Borrower. All prepayments required pursuant to this Section 5.7 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Loans denominated in Dollars and subject to the Euro-Rate Option, then to Optional Currency Loans. In accordance with Section 5.10 [Indemnity], the Borrower shall indemnify the Lenders for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

5.8 Increased Costs.

5.8.1 Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Euro-Rate) or any Issuing Lender;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender, an Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, such Issuing Lender or other Recipient, the Borrower will pay to such Lender, such Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

5.8.2 Capital Requirements. If any Lender or Issuing Lender determines that any Change in Law affecting such Lender or Issuing Lender or any lending office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by an Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company for any such reduction suffered.

5.8.3 Certificates for Reimbursement; Repayment of Outstanding Loans; Borrowing of New Loans. A certificate of a Lender or an Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender or its holding company, as the case may be, as specified in Sections 5.8.1 [Increased Costs Generally] or 5.8.2 [Capital Requirements] and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

5.8.4 Delay in Requests. Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

5.9 Taxes.

5.9.1 Issuing Lender. For purposes of this Section 5.9, the term “Lender” includes any Issuing Lender and the term “applicable Law” includes FATCA.

5.9.2 Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Official Body in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.9 [Taxes]) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

5.9.3 Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Official Body in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

5.9.4 Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.9 [Taxes]) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

5.9.5 Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8.4 [Participations] relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.9.5 [Indemnification by the Lenders].

5.9.6 Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to an Official Body pursuant to this Section 5.9 [Taxes], such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

5.9.7 Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.9.7(ii)(a), 5.9.7(ii)(b) and 5.9.7(ii)(d) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower,

(a) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(b) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of

IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 5.9.7(A) to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 5.9.7(B) or Exhibit 5.9.7(C), IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 5.9.7(D) on behalf of each such direct and indirect partner;

(c) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(d) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

5.9.8 Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.9 [Taxes] (including by the payment of additional amounts pursuant to this Section 5.9 [Taxes]), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.9 [Taxes] with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Official Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party incurred in connection with obtaining such refund, shall repay to such indemnified party the amount paid over pursuant to this Section 5.9.8 [Treatment of Certain Refunds] (plus any penalties, interest or other charges imposed by the relevant Official Body) in the event that such indemnified party is required to repay such refund to such Official Body. Notwithstanding anything to the contrary in this Section 5.9.8 [Treatment of Certain Refunds], in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.9.8 [Treatment of Certain Refunds] the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

5.9.9 Survival. Each party’s obligations under this Section 5.9 [Taxes] shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations.

5.10 Indemnity. In addition to the compensation or payments required by Section 5.8 [Increased Costs]or Section 5.9 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any:

(i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

(ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.6 [Voluntary Prepayments], or

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

5.11 Settlement Date Procedures. In order to minimize the transfer of funds between the Lenders and the Administrative Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC may make Swing Loans as provided in Section 2.1.2 [Swing Loan Commitments] hereof during the period between Settlement Dates. The Administrative Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each, a “Required Share”). On such Settlement Date, each Lender shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and on any mandatory prepayment date as provided for herein and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.11 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1.2 [Swing Loan Commitment]. The Administrative Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Administrative Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Administrative Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans.

5.12 Collections; Administrative Agent’s Right to Notify Account Debtors. After the occurrence of any Event of Default, the Administrative Agent may, and upon request of the Required Lenders, shall (i) notify any or all Account Debtors that the Accounts have been assigned to the Lenders and that the Lenders have a security interest therein, and (ii) direct such Account Debtors to make all payments due from them to the Borrower and the Guarantors upon the Accounts directly to the Administrative Agent or to a lockbox designated by the Administrative Agent. The Administrative Agent shall promptly furnish the Borrower with a copy of any such notice sent. Any such notice, in the Administrative Agent’s sole discretion, may be sent on the Borrower’s stationery, in which event the Borrower shall co-sign such notice with the Administrative Agent. To the extent that any Law or custom or any contract or agreement with any Account Debtor requires notice to or the approval of the Account Debtor in order to perfect such assignment of a security interest in Accounts, the Borrower agrees to give such notice or obtain such approval.

5.13 Currency Conversion Procedures for Judgments. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the “Original Currency”) into another currency (the “Other Currency”), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal lending procedures each Lender could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

5.14 Indemnity in Certain Events. The obligation of Borrower in respect of any sum due from Borrower to any Lender hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the

Business Day following receipt by any Lender of any sum adjudged to be so due in such Other Currency, such Lender may in accordance with normal lending procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Lender in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Lender against such loss.

6. REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties. The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

6.1.1 Organization and Qualification. Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 6.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except to the extent that any failure to be so qualified and in good standing would not constitute a Material Adverse Change.

6.1.2 Osmose Acquisition. The Borrower has delivered to the Administrative Agent for delivery to the Lenders true and correct executed copies of the Osmose Acquisition Documents and any amendments, waivers and other documents executed in connection therewith, and there has been no other amendment, waiver or modification of the Osmose Acquisition Documents. All representations and warranties of the Borrower and, to the best of the Borrower’s knowledge, of the Osmose Entities and Seller contained in the Osmose Acquisition Documents are true and correct in all material respects. Upon consummation of the Osmose Acquisition and thereafter, all of the issued and outstanding capital stock of the Osmose Entities shall be owned directly or indirectly by the Borrower.

6.1.3 Subsidiaries. Schedule 6.1.3 states as of the Closing Date the name of each of the Borrower’s Subsidiaries, its jurisdiction of organization, its authorized capital stock, the issued and outstanding shares (referred to herein as the “Subsidiary Shares”) and the owners thereof if it is a corporation, its outstanding partnership interests (the “Partnership Interests”) if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the “LLC Interests”) if it is a limited liability company. The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.3.

6.1.4 Power and Authority. Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

6.1.5 Validity and Binding Effect. This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

6.1.6 No Conflict. Neither the execution and delivery of this Agreement, the other Loan Documents, nor any of the Osmose Acquisition Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, constitution, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument (including, but not limited to the 2009 Senior Note Debt Documents and any New Note Indenture and document related thereto) or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

6.1.7 Litigation. Except as set forth on Schedule 6.1.7, there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body as to which there is a reasonable probability of such actions, suits, proceedings or investigations being adversely decided and, if adversely decided, which would reasonably be expected to have a Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

6.1.8 Title to Properties. The real property owned or leased by each Loan Party and each Subsidiary of each Loan Party as of the Closing Date is described on Schedule 6.1.8. Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all material properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All material leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

6.1.9 Financial Statements.

(i) Historical Statements. The Borrower has delivered to the Administrative Agent copies of its audited consolidated year-end financial statements for and as of the fiscal year ended December 31, 2013 and audited financial statements of the Osmose Entities, prepared on a combined basis and in accordance with GAAP, for the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013 (collectively, the “Historical Statements”). The Historical Statements were compiled from the books and records maintained by Holdings’ or the Osmose Entities’ management, as the case may be, are correct and complete and fairly represent the consolidated financial condition of Holdings and its Subsidiaries or the combined financial position of the Osmose Entities, as the case may be, as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

(ii) Pro Forma Financial Statements; Financial Projections. The Borrower has delivered to the Administrative Agent (a) a pro forma consolidated balance sheet and related pro forma consolidated statement of income (but not a pro forma statement of cash flows) of Holdings and its Subsidiaries (after giving effect to the transactions contemplated by the Loan Documents and the Osmose Acquisition Documents) as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 90 days prior to the Closing Date (if such period is a fiscal year or is the fourth fiscal quarter of any fiscal year) or at least 60 days prior to the Closing Date (if such period is a fiscal quarter other than the fourth fiscal quarter of any fiscal year), prepared after giving effect to the transactions contemplated by the Loan Documents and the Osmose Acquisition Documents as if such transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statement of income) (the “Pro Forma Statements”), and (b) pro forma projections (including a pro forma consolidated balance sheet, statements of income and cash flow and assumptions on which such projections are based) of Holdings and its Subsidiaries (after giving effect to the transactions contemplated by the Loan Documents and the Osmose Acquisition Documents) for the fiscal years 2014 through 2018 (the “Financial Projections” and, together with the Pro Forma Statements, the “Pro Forma Financial Information”). The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Borrower’s management. The Financial Projections accurately reflect the liabilities of Holdings and its Subsidiaries upon consummation of the transactions contemplated by the Loan Documents and the Osmose Acquisition Documents as of the Closing Date. The Pro Forma Financial Information has been prepared in good faith by Holdings, based upon assumptions that are made in good faith at the time made (it being understood that any such Pro Forma Financial Information is subject to uncertainties and contingencies, some of which are beyond Holdings’ control, that no assurance can be given that any particular Pro Forma Financial Information will be realized, and that actual results may differ and that such differences may be material).

(iii) Accuracy of Financial Statements. Neither the Borrower nor any Subsidiary of the Borrower had, as of the date of the Historical Statements, any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which would cause a Material Adverse Change. Since December 31, 2013, no Material Adverse Change has occurred.

6.1.10 Use of Proceeds; Margin Stock.

6.1.10.1 General.

The Loan Parties intend to use the proceeds of the Loans in accordance with Sections 2.8 [Use of Proceeds] and Section 8.1.10 [Use of Proceeds].

6.1.10.2 Margin Stock.

None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

6.1.11 Full Disclosure. Neither this Agreement nor any other Loan Document, nor any of the Osmose Acquisition Documents, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, in each case on the respective dates thereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. As of the Closing Date, there is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, or results of operations specific to any Loan Party or Subsidiary of any Loan Party which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby.

6.1.12 Taxes. All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. As of the Closing Date there are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

6.1.13 Consents and Approvals. Except for the filing of financing statements in the state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents and the Osmose Acquisition Documents by any Loan Party, except as listed on Schedule 6.1.13, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 6.1.13.

6.1.14 No Event of Default; Compliance with Instruments. No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents, or after the consummation of the Osmose Acquisition, which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument, including, but not limited to the 2009 Senior Note Debt Documents and any New Note Indenture and document related thereto, to which it is a party or by which it or any of its properties may be subject or bound where such violation constitutes a Material Adverse Change.

6.1.15 Patents, Trademarks, Copyrights, Licenses, Etc. Each Loan Party and each Subsidiary of each Loan Party owns or possesses or otherwise has the right to use all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party as of the Closing Date are listed and described on Schedule 6.1.15.

6.1.16 Security Interests. The Liens and security interests granted to the Collateral Agent for the benefit of the Lenders pursuant to the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Collateral Assignment of Contract Rights and the Security Agreement in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the “Uniform Commercial Code”) or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Collateral Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Collateral Assignment of Contract Rights and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing or registration fees and other expenses in connection with each such action have been or will be paid by the Borrower.

6.1.17 Status of the Pledged Collateral. All the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgors thereunder free and clear of any Lien or restriction on transfer, except for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or as otherwise provided by the Pledge Agreement and except as the right of the Lenders to dispose of such Subsidiary Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership agreements and limited liability company agreements described on Schedule 6.1.17. The Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Administrative Agent and Collateral Agent.

6.1.18 Insurance. Schedule 6.1.18 lists as of the Closing Date all insurance policies and other bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

6.1.19 Compliance with Laws. The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.24 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business.

6.1.20 Material Contracts. Schedule 6.1.20 lists as of the Closing Date all contracts relating to the business operations of each Loan Party and each Subsidiary of any Loan Party required to be filed by Item 601 of Regulation S-K of the Securities Act of 1933, as amended. All such material contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms.

Holdings and its Subsidiaries are not in material default with respect to any such material contracts, nor do the Loan Parties have knowledge of any material default with respect to the other parties to such material contracts.

6.1.21 Investment Companies; Regulated Entities. None of the Loan Parties or any Subsidiaries of any Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control”. None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

6.1.22 Plans and Benefit Arrangements.

Except as set forth on Schedule 6.1.22:

(1) The Borrower and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

(2) To the best of the Borrower’s knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

(3) Neither the Borrower nor any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan under Section 4041 of ERISA.

(4) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment has been made or is reasonably expected to be made to any Plan in violation of 436(c) of the Internal Revenue Code.

(5) Neither the Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any member of the ERISA Group has incurred or reasonably expects to incur any material liability under Section 4062(e) of ERISA with respect to cessation of operations at a facility. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer

Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

(6) To the extent that any Benefit Arrangement is insured, the Borrower and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

(7) All Plans, Benefit Arrangements and, to the knowledge of any Loan Party, Multiemployer Plans have been administered in accordance with their terms and applicable Law in all material respects.

6.1.23 Employment Matters. Each of the Loan Parties and each of their Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply constitutes a Material Adverse Change. As of the Closing Date, there are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrower has delivered to the Administrative Agent true and correct copies of each of the Labor Contracts.

6.1.24 Environmental Matters and Safety Matters.

Except as set forth on Schedule 6.1.24:

(1) None of the Loan Parties has received any Environmental Complaint which there is a reasonable probability of the same being adversely decided and, if adversely decided, would reasonably be expected to result whether individually or in the aggregate, in a Material Adverse Change, whether directed or issued to any Loan Party or relating or pertaining to any predecessor of any Loan Party or to any prior owner, operator or occupant of the Property, and none of the Loan Parties is aware of any acts or omissions or any conditions or circumstances, not subject to indemnification by Beazer East, which could reasonably be expected to give rise to such an Environmental Complaint;

(2) No activity or operation of any Loan Party at the Property is being or has been conducted in violation of any Environmental Law or Environmental Permit where such violation would reasonably be expected to result whether individually or in the aggregate in a Material Adverse Change, and to the knowledge of any Loan Party no activity or operation of any predecessor of any Loan Party or any prior owner, operator or occupant of the Property was conducted in material violation of any Environmental Law in effect as of the date such predecessor, prior owner, operator or occupant conducted such activity or operation where such violation would reasonably be expected to result, whether individually or in the aggregate, in a Material Adverse Change;

(3) To any Loan Party’s knowledge, all Regulated Substances which are or are likely to result in Contamination and are present on, in, under, or migrating from, or migrating to, the Property or any portion thereof are being managed, including pursuant to Remedial Action, either (A) by a Person (other than a Loan Party) in material compliance with applicable Environmental Laws and Environmental Permits issued to such Person (other than a Loan Party), or (B) by a Loan Party in compliance with applicable Environmental Laws and Environmental Permits, except (in the case of this clause (B)), where such failure to so manage would not reasonably be expected to result in Material Adverse Change;

(4) Each Loan Party in its current operations uses, generates, treats, collects, stores, disposes, deposits, emits, releases, discharges and transports to or from the Property all Regulated Substances in material compliance with applicable Environmental Laws and Environmental Permits;

(5) Each Loan Party has all Environmental Permits except for any such Environmental Permits the absence of which whether individually or in the aggregate, would result in a Material Adverse Change; all such Environmental Permits are in full force and effect, each Loan Party’s operations at the Property are conducted in compliance in all material respects with the terms and conditions of such Environmental Permits, and none of the Loan Parties has received any written notice from an Official Body that such Official Body has or intends to suspend, revoke or adversely alter, whether in whole or in part, any such Environmental Permit which would reasonably be expected to result whether individually or in the aggregate in a Material Adverse Change;

(6) Each Loan Party has submitted to an Official Body and/or maintains in its files, as applicable, all material Environmental Records;

(7) To the knowledge of any Loan Party, no structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks, operated or owned by any Loan Party, located on the Property contain or use, except in compliance in all material respects with Environmental Laws and Environmental Permits, Regulated Substances or otherwise are operated or owned except in compliance in all material respects with Environmental Laws and Environmental Permits.

(8) To the knowledge of each Loan Party, all structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks that contained or used Regulated Substances and were operated or maintained by prior owners, operators or occupants of the Property have been identified and/or located. To the knowledge of each Loan Party, any such structure, improvement, equipment, fixture, impoundment, pit, lagoon or aboveground or underground storage tank located on Property not acquired from Beazer East, the presence of which does not comply in all material respects with applicable Environmental Laws, or from which there has been or is a release of Regulated Substances which has or could result in Contamination, is the subject of a Remedial Action;

(9) To the knowledge of each Loan Party, no facility or site to which any Loan Party, either directly or indirectly by a third party, has sent Regulated Substances for storage, treatment, disposal or other management has been or is being operated in material violation of Environmental Laws or pursuant to Environmental Laws is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of a Remedial Action by an Official Body or any other Person (including any Loan Party), except where such violation, identification or designation would not reasonably be expected to result, whether individually or in the aggregate, in a Material Adverse Change;

(10) To the knowledge of each Loan Party, no portion of the Property is identified or to the knowledge of any Loan Party proposed to be identified on any Official Body’s list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of a Remedial Action by an Official Body or any other Person (including any Loan Party), nor to the knowledge of any Loan Party is any property adjoining or in the proximity of the Property identified or proposed to be identified on any such list or the subject of a Remedial Action;

(11) To the knowledge of each Loan Party, no portion of the Property constitutes an Environmentally Sensitive Area;

(12) To the knowledge of each Loan Party, no Official Body has filed or recorded a lien for the recovery of Remedial Action costs against the Property or any other assets of any Loan Party and none of the Loan Parties is aware of any acts or omissions by any Loan Party or any conditions or circumstances caused or created by any Loan Party which could reasonably be expected to result in the filing or recording by an Official Body of any such lien;

(13) Neither the transaction contemplated by the Loan Documents nor any other transaction involving the sale, transfer or exchange of the Property will trigger or has triggered any obligation under any applicable Environmental Laws to make a filing, provide a notice, provide other disclosure or take any other action the failure to accomplish which whether individually or in the aggregate would reasonably be expected to result in a Material Adverse Change, or in the event that any such transaction-triggered obligation does arise or has arisen under any Environmental Laws, all such actions required thereby have been taken in compliance with applicable Environmental Laws (it being understood that the foregoing does not constitute a representation or warranty that any transferee or creditor could conduct operations on any Property under existing Environmental Permits);

(14) The activities and operations of the Loan Parties are being conducted in compliance with applicable Safety Laws, except where the failure, whether individually or in the aggregate, to do so would not reasonably be expected to result in a Material Adverse Change;

(15) The Loan Parties have not received any Safety Complaints, the Loan Parties are not aware of any acts or omissions by any Loan Party or any conditions or circumstances caused or created by any Loan Party which could reasonably be expected to give rise to any Safety Complaints and, to the knowledge of the Loan Parties no Safety Complaints are being threatened in each case as to which there is a reasonable probability of the same being adversely decided and, if adversely decided, would reasonably be expected to result whether individually or in the aggregate in a Material Adverse Change; and

(16) Each Loan Party has submitted to an Official Body and/or maintains in its files, as applicable, all material Safety Filings and Records.

It is expressly understood and agreed that for purposes of this Section 6.1.24 only to the extent any of the preceding requires the Loan Parties to make representations and warranties which relate or pertain to: (a) any Person (other than a Loan Party); or (b) the operations and activities of any Person (other than a Loan Party), including Beazer East under the Beazer Acquisition Agreement, such representations and warranties are being made to the knowledge of the Loan Parties; it is further expressly understood and agreed that for purposes of this Section 6.1.24 only to the extent any of the preceding requires the Loan Parties to make representations and warranties which relate or pertain to portions of the Property leased by a Loan Party, such representations and warranties are limited to the operations conducted by the Loan Parties on such portions of the Property.

6.1.25 Senior Debt Status. The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreements and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures Indebtedness or other obligations of any Person except for Permitted Liens. The Obligations of the Borrower hereunder constitute and will constitute “Senior Indebtedness” within the meaning of such term in the 2009 Senior Note Indenture or, if applicable, any equivalent term under any New Note Indenture, and all or a portion of the Obligations of the Borrower hereunder constitute or will constitute “First Lien Obligations” within the meaning of such term in the 2009 Senior Note Indenture or, if applicable, any equivalent term under any New Note Indenture.

6.1.26 Solvency. Each of the Loan Parties is Solvent. After giving effect to the transactions contemplated by the Loan Documents and the Osmose Acquisition Documents, including all Indebtedness incurred thereby, the Liens granted by the Loan Parties in connection therewith and the payment of all fees related thereto, each of the Loan Parties will be Solvent, determined as of the Closing Date.

6.1.27 Anti-Terrorism Laws. (i) No Covered Entity is a Sanctioned Person, and (ii) no Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

6.2 Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto which are not limited to matters disclosed as of the Closing Date become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Lenders, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.

7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

The obligation of each Lender to make Loans and of each Issuing Lender to issue Letters of Credit hereunder is subject to the satisfaction, at or prior to the making of any such Loans or issuance of such Letters of Credit, of the following conditions:

7.1 First Loans and Letters of Credit.

7.1.1 Deliveries. On the Closing Date, the Administrative Agent and with respect to items (iv), (vii), and (viii), the Collateral Agent, shall have received each of the following in form and substance satisfactory to the Administrative Agent:

(i) The Osmose Acquisition Documents (including, but not limited to, all schedules and exhibits thereto) shall be in full force and effect and the Osmose Acquisition shall be consummated pursuant to the Osmose Acquisition Documents substantially concurrently with the making of the initial Loans hereunder without giving effect to any amendments, consents or waivers by the Borrower (or the Borrower’s Affiliates) thereto or modifications to the provisions thereof that, in any such case, are materially adverse to the interests of the Lenders without the consent of the Joint Lead Arrangers, such consent not to be unreasonably withheld, conditioned or delayed (it being understood and agreed that (a) any change in the definition of “Material Adverse Effect” (as defined in the Osmose Acquisition Documents) shall be deemed to be materially adverse to the interests of the Lenders, (b) any increase in the base aggregate cash purchase price (subject to adjustment as described in the Osmose Acquisition Documents and excluding any transaction expenses) under the Osmose Acquisition Documents shall be deemed to be materially adverse to the interests of the Lenders, and (c) any decrease in the base aggregate cash purchase price (subject to adjustment as described in the Osmose Acquisition Documents) under the Osmose Acquisition Documents shall be deemed to be materially adverse to the interests of the Lenders unless such decrease is used to reduce the original principal amount of the Term Loan on a dollar-for-dollar basis);

(ii) Since the date of the Osmose Purchase Agreement, there has not been an Osmose Material Adverse Effect;

(iii) The following shall be accurate in all material respects (or, if qualified by materiality, in all respects) (a) the Specified Osmose Purchase Agreement Representations and (b) the Specified Representations;

(iv) All documents (including the Collateral Documents) and instruments (including any Uniform Commercial Code financing statement) necessary to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of itself and the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.2.2), shall be executed and delivered (and, if applicable, in proper form for filing, registration or recordation); provided, however, that, to the extent any Collateral (other than to the extent that a Lien on such Collateral may be perfected (y) subject to the Due Authorization Limitation Provision, by the filing of a financing statement under the Uniform Commercial Code, or (z) subject to the Due Authorization Limitation Provision, by the delivery of stock certificates together with undated stock powers executed in blank) is not or cannot be perfected on the Closing Date after the Borrower’s use of commercially reasonable efforts to do so, the perfection of such Collateral shall not constitute a condition precedent to the making of Loans or the Issuance of Letters of Credit on Closing Date, but shall be required to be perfected within 60 days after the Closing Date, subject to extensions agreed to in writing by the Administrative Agent;

(v) The execution of the Collateral Trust Agreement and if and as applicable, a consent of the 2009 Trustee and/or amendment to the 2009 Senior Note Debt Documents;

(vi) Subject to the Due Authorization Limitation Provision, this Agreement and each of the other Loan Documents signed by an Authorized Officer; provided, however, that, to the extent any control agreements are required with respect to the deposit accounts, securities accounts and commodities accounts of the Osmose Entities, then the provision of any such control agreements shall not constitute a condition precedent to the making of Loans or the Issuance of Letters of Credit on the Closing Date, but may instead be provided within sixty (60) days after the Closing Date, subject to such extensions as are reasonably agreed by the Administrative Agent;

(vii) Landlord’s Waivers executed and delivered to the Collateral Agent, from the lessors of certain of the leased Collateral locations as identified on Schedule 1.1(L); provided, however, that, to the extent any such Landlord’s Waivers (other than with respect to the headquarters location of Holdings) are not or cannot be provided on the Closing Date after the Borrower’s use of commercially reasonable efforts to do so, then the provision of any such Landlord Waivers shall not constitute a condition precedent to the making of Loans or the Issuance of Letters of Credit on Closing Date, but may instead be provided within sixty (60) days after the Closing Date, subject to such extensions as are reasonably agreed by the Administrative Agent;

(viii) Evidence that adequate insurance required to be maintained under this Agreement is in full force and effect, with additional insured and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative

Agent and its counsel naming the Collateral Agent as additional insured and lender loss payee; provided, however, that, to the extent any such endorsements are not or cannot be provided on the Closing Date after the Borrower’s use of commercially reasonable efforts to do so, then the provision of any such endorsements shall not constitute a condition precedent to the making of Loans or the Issuance of Letters of Credit on Closing Date, but may instead be provided within sixty (60) days after the Closing Date, subject to such extensions as are reasonably agreed by the Administrative Agent;

(ix) At least five business days prior to the Closing Date (to the extent requested no later than 10 business days prior to the Closing Date), all documentation and other information requested by the Administrative Agent, the Arranger or any Lender that is required by U.S. regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act;

(x) A solvency certificate from an Authorized Officer of Holdings in substantially the form attached hereto as Exhibit 7.1.1;

(xi) Audited financial statements of the Osmose Entities, prepared on a combined basis and in accordance with GAAP, for the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013;

(xii) Subject to the Due Authorization Limitation Provision, a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (a) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents; (b) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (c) copies of its organizational documents as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized;

(xiii) Customary legal opinion(s) of counsel to the Loan Parties; provided that any opinion with respect to any entity subject to the Due Authorization Limitation Provision shall not be required to be delivered until such entity becomes a Loan Party, dated the Closing Date;

(xiv) Delivery of the Pro Forma Financial Information;

(xv) All material regulatory approvals, including Hart-Scott Rodino, and licenses necessary for the consummation of the transactions under the Osmose Acquisition Documents and the Loan Documents shall have been completed and there shall be an absence of any legal or regulatory prohibitions or restrictions upon the consummation of the transactions under the Loan Documents;

(xvi) Evidence that the Amended and Restated Credit Agreement, dated as of March 27, 2013, as amended, among the Borrower, the guarantors party thereto, the lenders party thereto and the Administrative Agent has been terminated and all outstanding obligations thereunder have been paid and all Liens securing such obligations have been released; and

(xvii) A duly completed Compliance Certificate as of the Closing Date, setting forth pro-forma compliance of Holdings and its Subsidiaries on a consolidated basis, after giving effect to the transactions under the Osmose Acquisition Documents and the Loan Documents, signed by an Authorized Officer of Holdings.

7.1.2 Payment of Fees. The Borrower shall have paid all fees and expenses payable on or before the Closing Date as required by this Agreement, the Administrative Agent’s Letter or any other Loan Document. Notwithstanding anything to the contrary contained herein, any fees and expenses required to be paid pursuant to this paragraph shall only be required to be paid on the Closing Date to the extent that an invoice for such fees and expenses is delivered to the Borrower at least two (2) business days prior to the Closing Date.

7.2 Subsequent Loan or Letter of Credit. At the time of making any Loans or issuing, extending or increasing any Letters of Credit (other than the Loans made and Letters of Credit issued on the Closing Date, which are subject to the conditions set forth in Section 7.1 [First Loans and Letters of Credit]) and after giving effect to the proposed extensions of credit: (i) all representations and warranties of the Loan Parties set forth in this Agreement (or, on the Closing Date, solely the Specified Osmose Purchase Agreement Representations and the Specified Representations) are true and correct in all material respects on such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), (ii) other than in the case of any Loans made or Letters of Credit issued on the Closing Date, no Event of Default or Potential Default shall have occurred and be continuing, (iii) the making of the Loans or issuance, extension or increase of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Lenders, (iv) the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or to an Issuing Lender an application for a Letter of Credit, as the case may be, (v) in the case of any Loan or Letter of Credit to be denominated in an Optional Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Optional Currency) or the Issuing Lender (in the case of any Letter of Credit to be denominated in an Optional Currency) would make it impracticable for such Loan or Letter of Credit to be denominated in the relevant Optional Currency, and (vi) each of the Loan Parties shall have performed all of its Obligations to be performed hereunder.

8. COVENANTS

The Loan Parties, jointly and severally, covenant and agree that until Payment In Full, the Loan Parties shall comply at all times with the following covenants:

8.1 Affirmative Covenants.

8.1.1 Preservation of Existence, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.] and except to the extent that any failure to be so licensed or qualified and in good standing would not constitute a Material Adverse Change.

8.1.2 Payment of Liabilities, Including Taxes, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would materially adversely affect the Collateral, provided that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose or enforce any Lien which may have attached as security therefor.

8.1.3 Maintenance of Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers’ compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Administrative Agent. The Loan Parties shall comply with the covenants and provide the endorsement set forth on Schedule 8.1.3 relating to property and related insurance policies covering the Collateral.

8.1.4 Maintenance of Properties and Leases. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof, except to the extent that the failure to so maintain, repair, renew or replace such properties would not constitute a Material Adverse Change.

8.1.5 Maintenance of Patents, Trademarks, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

8.1.6 Visitation Rights. Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that so long as an Event of Default has not occurred, each Lender shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection.

8.1.7 Keeping of Records and Books of Account. The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable Holdings and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

8.1.8 Plans and Benefit Arrangements. The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

8.1.9 Compliance with Laws. Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws and Safety Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Law would not result in fines, penalties, costs associated with the performance of any Remedial Actions, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause each of its Subsidiaries to, obtain, maintain, renew and comply with all Environmental Permits applicable to their respective operations and activities, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to do so would not result in cease and desist orders or fines, penalties or other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

8.1.10 Use of Proceeds. The Loan Parties will use the Letters of Credit and the proceeds of the Loans only in accordance with Section 2.8 [Use of Proceeds] as permitted by applicable Law.

8.1.11 Further Assurances. Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Collateral Agent’s Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent and/or Collateral Agent, in their reasonable discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

8.1.12 Subordination of Intercompany Loans. Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

8.1.13 Anti-Terrorism Laws; International Trade Law Compliance. (a) No Covered Entity will become a Sanctioned Person, (b) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (c) the funds used to repay the Obligations will not be derived from any unlawful activity, (d) each Covered Entity shall comply with all Anti-Terrorism Laws, and (e) the Borrower shall promptly notify the Administrative Agent in writing upon the occurrence of a Reportable Compliance Event.

8.1.14 Keepwell. Each Qualified ECP Loan Party jointly and severally (together with each other Qualified ECP Loan Party) hereby absolutely unconditionally and irrevocably (a) guarantees the prompt payment and performance of all Swap Obligations owing by each Non-Qualifying Party (it being understood and agreed that this guarantee is a guaranty of payment and not of collection), and (b) undertakes to provide such funds or other support as may be needed from time to time by any Non-Qualifying Party to honor all of such Non Qualifying Party’s obligations under this Agreement or any other Loan Document in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 8.1.14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.1.14, or otherwise under this Agreement or any other Loan Document, voidable under applicable law, including applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 8.1.14 shall remain in full force and effect until payment in full of the Obligations and termination of this Agreement and the other Loan Documents. Each Qualified ECP Loan Party intends that this Section 8.1.14 constitute, and this Section 8.1.14 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18(A)(v)(II)) of the CEA.

8.1.15 Joinder of Osmose Guarantors. The Borrower shall within two (2) hours of the time of the consummation of the Osmose Acquisition (such post-consummation two (2) hour period being referred to herein as the “Due Authorization Limitation Provision”) cause the Osmose Guarantors to execute a Guarantor Joinder and join this Agreement and the other Loan Documents pursuant to Section 11.13 [Joinder of Guarantors] and the Loan Parties, the Osmose Entities and their owners, as applicable, if the same are located in the United States, shall grant Liens in the assets of and stock or other ownership interests in such Osmose Entities and otherwise comply with Section 11.13 [Joinder of Guarantors].

8.2 Negative Covenants.

8.2.1 Indebtedness. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i) Indebtedness under the Loan Documents;

(ii) Existing Indebtedness as set forth on Schedule 8.2.1 (including any extensions, renewals or replacements thereof), provided (a) there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1, and (b) the terms of such Indebtedness do not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower’s Subsidiaries;

(iii) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans], and Indebtedness of Foreign Subsidiaries to the Loan Parties and their Subsidiaries to the extent permitted under Section 8.2.4(vi);

(iv) Indebtedness under any Lender-Provided Credit Arrangement; provided however, that the aggregate amount of all such Indebtedness under this Subsection 8.2.1(iv) shall not exceed $50,000,000 at any one time outstanding;

(v) Indebtedness under any Lender-Provided Treasury Arrangement or other cash management arrangement approved by the Administrative Agent;

(vi) Any Lender-Provided Hedge or other Interest Rate Hedge approved by the Administrative Agent;

(vii) Indebtedness secured by Purchase Money Security Interests and Indebtedness evidenced by capitalized leases and other Indebtedness for borrowed money, including without limitation, Indebtedness assumed in connection with Permitted Acquisitions; provided however, (i) the aggregate amount of all such Indebtedness under this Subsection 8.2.1(vii) (excluding for the purpose of this computation any Indebtedness described in Schedule 8.2.1) shall not exceed $25,000,000, and (ii) the terms of such Indebtedness shall not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower’s Subsidiaries;

(viii) Unsecured, non-speculative Currency/Commodity Agreements entered into in the ordinary course of business;

(ix) Non-speculative Currency/Commodity Agreements entered into in the ordinary course of business and consistent with past practice;

(x) The 2009 Senior Note Debt of the Borrower or Indebtedness of the Borrower arising under any New Note Indenture in an aggregate principal amount not to exceed $300,000,000; provided, however, that Borrower may incur Indebtedness under any New Note Indenture of up to $500,000,000, subject to the condition that to the extent that such Indebtedness exceeds $300,000,000, the Borrower shall prepay the outstanding principal balance of the Term Loan in accordance with Section 5.7.2 [Note Issuance], and Guaranties of the domestic Loan Parties executed in connection with the 2009 Senior Note Debt or Indebtedness under any New Note Indenture subject, however, to the requirements of Section 8.2.3 [Guaranties];

(xi) Guaranties permitted under Section 8.2.3 [Guaranties];

(xii) Indebtedness in respect of surety bonds, performance bonds, bid bonds, or similar obligations arising in the ordinary course of business up to an amount reasonably determined to be payable under all surety bonds then outstanding not to exceed at any time $40,000,000 in the aggregate; and

(xiii) Any other Indebtedness of any Loan Party or of any Subsidiary of any Loan Party; provided however, that the aggregate amount of all such Indebtedness under this Subsection 8.2.1(xiii) shall not exceed $10,000,000 at any one time outstanding; provided further that the terms of such Indebtedness shall not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower’s Subsidiaries.

8.2.2 Liens; Lien Covenants. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time directly or indirectly enter into or assume any agreement (other than this Agreement, the other Loan Documents, the 2009 Senior Note Indenture or any New Note Indenture), or adopt any charter or other governing document provision, prohibiting the creation or assumption of any Lien upon any of the property or assets of the Loan Parties and their Subsidiaries, other than (i) this Agreement and the other Loan Documents, (ii) the 2009 Senior Note Indenture, (iii) any New Note Indenture, and (iv) agreements which relate to purchase money financing and capital leases permitted under of Section 8.2.1(vii) [Indebtedness]; provided that the prohibitions on Liens in such agreements relate only to the assets subject to such financing or lease.

8.2.3 Guaranties. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries or any Excluded Subsidiary to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for:

(i) Guaranties of Indebtedness of the Loan Parties permitted hereunder;

(ii) Guaranties by the Borrower of Indebtedness of Subsidiaries of the Borrower and Excluded Subsidiaries under Lender-Provided Hedges, Lender-Provided Treasury Arrangements and Lender-Provided Credit Arrangements permitted hereunder;

(iii) Guaranties listed on Schedule 8.2.3 hereto;

(iv) Guaranties of Indebtedness incurred by any Excluded Subsidiary, and its subsidiaries, permitted Joint Ventures under Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] and non-Loan Party Subsidiaries, provided however, that the aggregate principal or stated amount of all such Guaranties under this Section 8.2.3(iv) shall not exceed $120,000,000 at any one time; and

(v) indemnifications by the Borrower or any of its Subsidiaries of the liabilities of its directors or officers pursuant to the provisions contained in such party’s respective organizational documents or bylaws.

Notwithstanding the foregoing, no Subsidiary shall execute any Guaranty of any Indebtedness of the 2009 Senior Notes or any notes issued under any New Note Indenture unless, prior to the date of such execution, such Subsidiary has executed and delivered a Guaranty Agreement in favor of the Administrative Agent.

8.2.4 Loans and Investments. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase or acquire any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

(i) trade credit extended on usual and customary terms, including extended repayment terms to the extent consistent with the current practices of the Loan Parties, in the ordinary course of business;

(ii) advances to employees to meet expenses incurred by such employees in the ordinary course of business;

(iii) Permitted Investments and investments in Permitted Acquisitions;

(iv) loans and advances to, and investments in, other Loan Parties organized under the laws of the United States or a state thereof, or, upon the Borrower’s request and the prior written consent of the Administrative Agent, any other country;

(v) loans and investments set forth on Schedule 8.2.4;

(vi) loans and advances to, and investments in, Foreign Subsidiaries created or acquired after the Closing Date, and additional loans and advances to, and investments in, Foreign Subsidiaries in existence on the Closing Date in excess of the amount of such investments in such Foreign Subsidiaries listed on Schedule 8.2.4, in an aggregate amount not exceeding $100,000,000 at any one time outstanding;

(vii) loans and advances to, and investments in, Joint Ventures not existing as of the Closing Date (excluding any loans and advances to, and investments in, Foreign Subsidiaries created after the Closing Date pursuant to clause (vi) of this Section 8.2.4), and additional loans, advances and investments in existing Joint Ventures above the amount of such investments in existing Joint Ventures listed on Schedule 8.2.4, which Joint Ventures (a) limit the liability of the Loan Party or Subsidiary to such party’s investment therein (except to the extent of liabilities under Guaranties otherwise permitted under this Agreement), and (b) are in the same or substantially similar lines of business as the Loan Parties’ business; provided that the aggregate amount of the sum of (y) such investments in Joint Ventures from and after the Closing Date pursuant to this clause (vii), and (z) advances under clause (ix) of this Section 8.2.4 shall not exceed $75,000,000 at any one time;

(viii) advances to subcontractors and suppliers of the Loan Parties or their Subsidiaries made in the ordinary course of business, provided that the aggregate amount of such advances shall not exceed $10,000,000 at any one time outstanding; and

(ix) advances not in excess of $10,000,000 at any one time outstanding to customers of the Loan Parties or their Subsidiaries to finance the construction of facilities for such customers which will use products supplied by the Loan Parties or their Subsidiaries, provided that the aggregate amount of the sum of (y) all such advances pursuant to this clause (ix), and (z) investments under clause (vii) of this Section 8.2.4 shall not exceed $75,000,000 at any one time.

8.2.5 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment, provided that the Borrower may make the following Restricted Payments:

(i) dividends and distributions by the Borrower to Holdings, including dividends and distributions which are used to redeem or repurchase the outstanding capital stock of Holdings, if prior to and after giving effect thereto, (A) no Event of Default or Potential Default will have occurred and be continuing or shall exist, and (B) the Loan Parties are in pro forma compliance with the Fixed Charge Coverage Ratio set forth in Section 8.2.15 [Minimum Fixed Charge Coverage Ratio] after giving effect to such dividend or distribution; and

(ii) payments made by the Borrower to repurchase the 2009 Senior Notes or any notes issued under any New Note Indenture so long as prior to and after giving effect to any such payments, (A) Undrawn Availability is at least $50,000,000, and (B) no Event of Default or Potential Default will have occurred and be continuing or shall exist.

8.2.6 Liquidations, Mergers, Consolidations, Acquisitions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that:

(i) any Loan Party other than the Borrower may consolidate or merge into the Borrower or into another Loan Party which is wholly-owned by one or more of the other Loan Parties;

(ii) any Subsidiary of a Loan Party may be liquidated or dissolved if it is inactive or if all of the assets of such Subsidiary have been sold or disposed of in compliance with the terms of this Agreement;

(iii) any Subsidiary of a Loan Party may be merged into any Person or may be liquidated and dissolved, in each case in connection with the sale or disposition of such Subsidiary, if the sale or disposition of all of the assets of such Subsidiary would have been otherwise permitted hereunder, and any Subsidiary of the Borrower which is not a Loan Party may be merged into any other Subsidiary of the Borrower which is not a Loan Party; and

(iv) any Loan Party or any Subsidiary of a Loan Party may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of the assets of another Person or of a business or division of another Person (each, a “Permitted Acquisition”), provided that each of the following requirements is met:

(a) if the Loan Parties are acquiring the ownership interests in such Person, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 11.13 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

(b) the Loan Parties, such Person and its owners, as applicable, if the same are located in the United States, shall grant Liens in the assets of or acquired from and stock or other ownership interests in such Person and otherwise comply with Section 11.13 [Joinder of Guarantors] on or before the date of such Permitted Acquisition;

(c) the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition;

(d) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be reasonably related to one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business];

(e) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

(f) in the case of any Permitted Acquisition, (1) the Borrower shall be in compliance with the covenants contained in Section 8.2 hereof after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition and income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition), and (2) after giving effect to such Permitted Acquisition, the Undrawn Availability is at least $50,000,000. In the case of any Permitted Acquisition in connection with which the aggregate Consideration exceeds $50,000,000, the Borrower shall demonstrate compliance with clauses (1) and (2) of this subsection (f) by delivering at least five (5) Business Days prior to such Permitted Acquisition a certificate in the form of Exhibit 8.2.6 (each, an “Acquisition Compliance Certificate”) evidencing compliance with such covenants on a pro forma basis and certifying as to such Undrawn Availability; and

(g) the Loan Parties or such Subsidiary, as applicable, shall deliver to the Administrative Agent (a) at least five (5) Business Days before such Permitted Acquisition drafts of any agreements proposed to be entered into by such Loan Parties and/or such Subsidiary, as applicable, in connection with such Permitted Acquisition, and (b) prior to the date of such Permitted Acquisition, execution copies of such agreements entered into by such Loan Parties and/or such Subsidiary, as applicable, in connection with such Permitted Acquisition, and shall deliver to the Administrative Agent such other information about such Person or its assets as any Loan Party may reasonably require.

8.2.7 Dispositions of Assets or Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

(i) transactions involving the sale of inventory in the ordinary course of business and casualty losses to inventory to the extent that the insurance proceeds therefrom are used (a) to repair or replace such inventory, which inventory shall be subject to the Lenders’ Prior Security Interest, or (b) to prepay the Loans in accordance with this Agreement;

(ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary’s business;

(iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of a Loan Party to another Loan Party;

(iv) subject to the provisions of Section 8.2.9, any transfer of the ownership interests in a wholly owned Subsidiary of the Borrower which is not a Loan Party to another wholly owned Subsidiary of the Borrower;

(v) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased, provided such substitute assets are subject to the Lenders’ Prior Security Interest if the assets so sold, transferred or leased were so subject;

(vi) provided no Event of Default or Potential Default exists, any sale of Property A; provided however, the Net Cash Proceeds (after deduction of the amount, if any, payable to Seller pursuant to Section 7.10 of the Osmose Purchase Agreement) of any such sale of Property A shall be applied as a mandatory prepayment in accordance with Section 5.7.1 hereof [Asset Sales and Recovery Events]; or

(vii) provided no Event of Default or Potential Default exists, any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (vi) above, which in any one sale, transfer or lease of assets, or in any number of sales, transfers or leases of assets, involves the sale, transfer, or lease of assets having a book value of not more than twenty-five percent (25%) of the Consolidated Net Tangible Assets during the term of this Agreement (in each case, measured with respect to a series of sales, transfers or leases of assets on the day of the first sale); provided however, the Net Cash Proceeds of any such sale, transfer or lease of assets under this clause (vi) shall be applied as a mandatory prepayment in accordance with Section 5.7.1 hereof [Asset Sales and Recovery Events].

8.2.8 Affiliate Transactions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate (other than a Loan Party or a wholly-owned Subsidiary of a Loan Party to the extent not otherwise prohibited by this Agreement) (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions which are of a type which are or have previously been fully disclosed to the Administrative Agent and is in accordance with all applicable Law.

8.2.9 Subsidiaries, Partnerships and Joint Ventures. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Guarantor on the Closing Date or which is listed on Schedule 6.1.3 hereto (excluding Koppers Assurance); (ii) any Subsidiary formed under the laws of the United States or a state thereof after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 11.13 [Joinder of Guarantors], provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Collateral Agent for the benefit of the Lenders (in form and substance satisfactory to the Administrative Agent) in the assets held by, and stock of or other ownership interests in, such Subsidiary; (iii) Excluded Subsidiaries and any subsidiary of an Excluded Subsidiary, (iv) Foreign Subsidiaries and any subsidiary of a Foreign Subsidiary, (v) Persons acquired in accordance with Section 8.2.6(iv) and, subject to the Due Authorization Limitation Provision, the Osmose Entities, which join this Agreement as Guarantors pursuant to Section 11.13 [Joinder of Guarantors], provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Collateral Agent for the benefit of the Lenders (in form and substance satisfactory to the Administrative Agent) in the assets held by, and stock of or other ownership interests in, such Subsidiary. Except as set forth on Schedule 8.2.9 and to the extent permitted by clause (vii) of Section 8.2.4 [Loans and Investments], each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a party to a Joint Venture.

8.2.10 Continuation of or Change in Business. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than as set forth on Schedule 8.2.10, substantially as conducted and operated by such Loan Party or Subsidiary during the present fiscal year and businesses reasonably related thereto, and such Loan Party or Subsidiary shall not permit any material change in the nature of such business. For avoidance of doubt, the parties recognize that sale or dispositions of assets or Subsidiaries otherwise permitted under this Agreement shall not violate this Section 8.2.10.

8.2.11 Plans and Benefit Arrangements. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

(1) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Plan;

(2) request a minimum funding waiver from the Internal Revenue Service with respect to any Plan;

(3) engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

(4) fail to make when due any contribution to any Multiemployer Plan that the Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

(5) withdraw (completely or partially) from any Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower or any member of the ERISA Group;

(6) terminate, or institute proceedings to terminate, any Plan under Section 4041 of ERISA, where such termination is likely to result in a material liability to the Borrower or any member of the ERISA Group;

(7) make any amendment to any Plan in violation of Section 436(c) of the Internal Revenue Code; or

(8) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

8.2.12 Fiscal Year. Holdings shall not, and shall not permit any Subsidiary of Holdings to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

8.2.13 Issuance of Stock. Neither Holdings nor the Borrower shall issue any capital stock, options or warrants, the effect of which would result in a Change of Control. Other than as permitted under Sections 8.2.5 and 8.2.9, each of the Loan Parties other than the Borrower and Holdings shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof.

8.2.14 Changes in Organizational Documents 2009 Senior Note Debt Documents, New Note Indentures, and Transaction Documents.

(i) Changes in Organizational Documents. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least ten (10) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event such change would be materially adverse to the Lenders as determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Lenders.

(ii) Changes in 2009 Senior Note Debt Documents; New Note Indenture Documents. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend, modify, supplement or restate any of the 2009 Senior Note Debt Documents or any New Note Indenture or related documents or waive compliance by any Person party thereto with any provision thereof without providing at least thirty (30) calendar days’ prior written notice to the Administrative Agent and, in the event such change could be adverse to the Lenders as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Lenders. Without limiting the generality of the foregoing, the Administrative Agent may deem any such amendment, modification, supplement or restatement to be adverse if the covenants which relate to Holdings and its Subsidiaries set forth in the terms and conditions of any such notes and related documents are more restrictive in any material respect than the covenants set forth in this Agreement.

(iii) Limitations on New Note Indentures. Each of the Loan Parties shall not agree to, permit, or suffer to exist any New Note Indenture, unless such New Note Indenture and the Indebtedness thereunder, meets all of the following criteria:

(a) after giving effect to any New Note Indenture, the Loan Parties shall be in compliance with the covenants and other requirements of this Agreement (including those set forth in Sections 8.2.15 [Minimum Fixed Charge Coverage Ratio] and 8.2.16 [Maximum Total Secured Leverage Ratio] of this Agreement) and no Event of Default or Potential Default shall exist or be continuing;

(b) the events of default and covenants set forth in any New Note Indenture, shall not be more restrictive, in any material respect, than the Events of Default and covenants set forth in this Agreement;

(c) the payment of the Indebtedness outstanding under any New Note Indenture, shall not be secured (other than to the extent of customary rights of set off) by any Lien on any property or assets of any Loan Party;

(d) no New Note Indenture shall prohibit any Loan Party from providing any Lien, now or hereafter, to the Administrative Agent or any Lender to secure the payment or performance of any or all of the Obligations;

(e) no Obligations of the Loan Parties under this Agreement and the other Loan Documents shall conflict with or violate the terms of any New Note Indenture, and any Loans outstanding or hereafter made to the Borrowers and any Letters of Credit issued or hereafter issued under this Agreement shall continue to be permitted to be incurred under such New Note Indenture;

(f) after giving effect to any New Note Indenture, (i) the 2009 Senior Note Debt Documents shall have been terminated or (ii) (A) the 2009 Senior Note Debt shall not be secured (other than to the extent of customary rights of set off) by any Lien on any property or assets of any Loan Party and (B) the Borrower shall call the outstanding 2009 Senior Notes on the earliest date permissible under the 2009 Senior Note Debt Documents and thereupon terminate the 2009 Senior Note Debt Documents; and

(g) the Indebtedness outstanding under any New Note Indenture, will not conflict with or violate the terms of this Agreement or any other Loan Document.

(iv) Changes in Other Transaction Documents. The Borrower shall not, and shall not permit any Subsidiary to, amend or modify any provisions of the Osmose Acquisition Documents without providing at least fifteen (15) calendar days’ prior written notice to the Administrative Agent and the Lenders and, in the event such change would be adverse to the Lenders as determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Lenders.

8.2.15 Minimum Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 1.1 to 1.0.

8.2.16 Maximum Total Secured Leverage Ratio. The Loan Parties shall not at any time permit the Total Secured Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the maximum ratio set forth below for the applicable period:

(i) Prior to the Qualified Note Issuance:

Fiscal Period-End	Maximum Total Secured Leverage Ratio
Closing Date through but not including December 31, 2014	5.50 to 1.00
December 31, 2014 through but not including December 31, 2015	5.25 to 1.00
December 31, 2015 through but not including December 31, 2016	5.00 to 1.00
December 31, 2016 through but not including December 31, 2017	4.50 to 1.00
December 31, 2017 through but not including December 31, 2018	4.25 to 1.00
December 31, 2018 and for all periods thereafter	4.00 to 1.00

(ii) Following the Qualified Note Issuance:

Fiscal Period-End	Maximum Total Secured Leverage Ratio
Date of consummation of the Qualified Note Issuance through but not including December 31, 2015	the ratio based on the amount of the Qualified Note Issuance according to the table set forth in the definition of Reduced Ratio
December 31, 2015 and for all periods thereafter	3.00 to 1.00

8.3 Reporting Requirements. The Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Lenders:

8.3.1 Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of Holdings and its Subsidiaries, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income and cash flows for the fiscal quarter then ended and the fiscal year through that date, which shall include in the notes thereto the condensed consolidating balance sheet and condensed consolidating statements of income and cash flows for Holdings and its Subsidiaries, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of Holdings as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. Simultaneously with the delivery of the financial statements referred to above, the Borrower shall also furnish to the Administrative Agent and the Lenders a report on environmental matters occurring during such fiscal quarter with such information and in form and scope satisfactory to the Administrative Agent.

8.3.2 Annual Financial Statements. As soon as available and in any event within ninety (90) calendar days after the end of each fiscal year of Holdings, financial statements of Holdings and its Subsidiaries consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, which shall include in the notes thereto the condensed consolidating balance sheet and condensed consolidating statements of income and cash flows for Holdings and its Subsidiaries, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. Simultaneously with the delivery of the financial statements referred to above, the Borrower shall also furnish to the Administrative Agent and the Lenders a report on environmental matters occurring during the fourth fiscal quarter of such year which contains such information and in form and scope satisfactory to the Administrative Agent.

8.3.3 Certificate of the Borrower. Concurrently with the financial statements of Holdings and its Subsidiaries furnished to the Administrative Agent and to the Lenders pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements] and , if Holdings elects to do so, as of the date of the consummation of the Qualified Note Issuance, a certificate (each, a “Compliance Certificate”) of Holdings signed by the Chief Executive Officer, President, Chief Financial Officer, or Treasurer of Holdings, in the form of Exhibit 8.3.3, to the effect that, except as described pursuant to Section 8.3.4 [Notice of Default], (i) the representations and warranties of the Borrower contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2 [Negative Covenants] and (iv) containing a listing as of the date of such financial statements of the identity and amount of (y) the outstanding Lender-Provided Credit Arrangements and (z) the outstanding Guaranties under Section 8.2.3(iv).

8.3.4 Notice of Default. Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer, or Director of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

8.3.5 Notice of Litigation. Promptly after the commencement thereof, notice of all (i) actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $5,000,000 or, (ii) Environmental Complaint, individually or in the aggregate which exceeds $5,000,000 or a Safety Complaint, individually or in the aggregate, which exceeds $5,000,000, which in any such case listed in clause (i) or (ii) would, if adversely determined, constitute a Material Adverse Change.

8.3.6 Certain Events. Written notice to the Administrative Agent:

(1) at least ten (10) Business Days prior thereto, with respect to any proposed sale or transfer of assets pursuant to clause (vi) of Section 8.2.7 [Dispositions of Assets or Subsidiaries],

(2) within the time limits set forth in Section 8.2.14(i) [Changes in Organizational Documents], any amendment to the organizational documents of any Loan Party; and

(3) at least ten (10) Business Days prior thereto, with respect to any change in any Loan Party’s locations from the locations set forth in Schedule A to the Security Agreement; and

(4) Immediately in the event that the Borrower or its accountants conclude or advise that any previously issued financial statement, audit report or interim review should no longer be relied upon or that disclosure should be made or action should be taken to prevent future reliance, notice in writing setting forth the details thereof and the action which the Borrower proposes to take with respect thereto.

8.3.7 Budgets, Forecasts, Other Reports and Information. Promptly upon their becoming available to the Borrower:

(1) Holdings’ consolidated annual budget, including a consolidated balance sheet, income statement and cash flow statement, and consolidated forecasts or projections of Holdings and its subsidiaries, to be supplied not later than sixty (60) days after the commencement of the fiscal year to which any of the foregoing may be applicable,

(2) any reports, notices or proxy statements generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

(3) regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

(4) a copy of any material order in any proceeding to which the Borrower or any of its Subsidiaries is a party issued by any Official Body,

(5) a duly completed copy of IRS Form 8886 or any successor form, in the event that the Borrower has notified the Administrative Agent of its intention to treat the Loans and/or Letters of Credit as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4); and

(6) such other reports and information as any of the Lenders may from time to time reasonably request. The Borrower shall also notify the Lenders promptly of the enactment or adoption of any Law which results in a Material Adverse Change.

8.3.8 Notices Regarding Plans and Benefit Arrangements.

8.3.8.1 Certain Events. Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

(1) any Reportable Event with respect to the Borrower or any other member of the ERISA Group,

(2) any Prohibited Transaction which could subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

(3) any assertion of material withdrawal liability with respect to any Multiemployer Plan,

(4) any partial or complete withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

(5) any cessation of operations (by the Borrower or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

(6) withdrawal by the Borrower or any other member of the ERISA Group from a Multiple Employer Plan,

(7) a failure by the Borrower or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

(8) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

(9) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

8.3.8.2 Notices of Involuntary Termination and Annual Reports. Promptly after receipt thereof, copies of (a) all notices received by the Borrower or any other member of the ERISA Group of the PBGC’s intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Administrative Agent or any Lender each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

8.3.8.3 Notice of Voluntary Termination. Promptly upon the filing thereof, copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan under Section 4041 of ERISA.

9. DEFAULT

9.1 Events of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

9.1.1 Payments Under Loan Documents. The Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit or Obligation or any interest on any Loan, Reimbursement Obligation or Letter of Credit Obligation or any other amount owing hereunder or under the other Loan Documents on the date on which such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

9.1.2 Breach of Warranty. Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

9.1.3 Anti-Terrorism Laws. Any representation or warranty contained in Section 6.1.27 [Anti-Terrorism Laws] is or becomes false or misleading at any time;

9.1.4 Breach of Negative and Certain Other Covenants, Visitation Rights or Anti-Terrorism Laws. Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 6.1.27 [Anti-Terrorism Laws], Section 8.1.6 [Visitation Rights], Section 8.1.15 [Joinder of Osmose Guarantors], or Section 8.2 [Negative Covenants];

9.1.5 Breach of Other Covenants. Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty calendar days after any officer of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Administrative Agent in its sole discretion);

9.1.6 Defaults in Other Agreements or Indebtedness. (i) A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $10,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (whether or not such right shall have been waived), (ii) the termination of any commitment to lend, or (iii) the occurrence of any Triggering Event;

9.1.7 Final Judgments or Orders. Any final judgments or orders for the payment of money (not covered by insurance for which there is no dispute with respect to coverage by the applicable insurance carrier) in excess of $10,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

9.1.8 Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

9.1.9 Uninsured Losses; Proceedings Against Assets. There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $10,000,000 or the Collateral or any other of the Loan Parties’ or any of their Subsidiaries’ assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

9.1.10 Notice of Lien or Assessment. A notice of Lien or assessment in excess of $5,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties’ or any of their Subsidiaries’ assets by the United States, Canada, Bermuda or any department, agency or instrumentality of the foregoing, or by any state, county, provincial, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

9.1.11 Insolvency. Any Loan Party or any Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature;

9.1.12 Events Relating to Plans and Benefit Arrangements. Any of the following occurs: (i) any Reportable Event, which the Administrative Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan under Section 4041 of ERISA; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Administrative Agent determines in good faith that the amount of the Borrower’s liability is likely to exceed $10,000,000; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix), the Administrative Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

9.1.13 Cessation of Business. Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7 [Dispositions of Assets or Subsidiaries], or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

9.1.14 Change of Control. A Change of Control shall have occurred;

9.1.15 Beazer East Default. (1) (a) A failure by Beazer East to pay any obligation or set of obligations under Article VII of the Beazer Acquisition Agreement (not covered by insurance for which there is no dispute with respect to coverage by the applicable insurance carrier) in excess of $10,000,000 in the aggregate, which failure shall have continued for a period of 30 days or more, or (b) any other failure by Beazer East to perform any obligation or set of obligations under Article VII of the Beazer Acquisition Agreement which the Required Lenders shall have determined in good faith has had, is having, or would be reasonably likely to have, a Material Adverse Change; and (2) a failure to perform by Beazer Limited under the Beazer Acquisition Agreement Guarantee with respect to such obligation or set of obligations; provided, however, that if an arbitration proceeding or arbitrations proceedings shall have been instituted under Article XI of the Beazer Acquisition Agreement with respect to such obligation or set of obligations, such failure by Beazer East to perform shall not constitute an Event of Default hereunder unless and until (w) a final decision shall have been rendered against Beazer East in such arbitration proceeding and Beazer East shall have failed to perform such obligation for a period of thirty days after such final decision has been rendered, (x) the Required Lenders shall have determined in good faith that such arbitration proceeding is not being diligently prosecuted, (y) a period of one year shall have passed since the commencement of such arbitration proceeding, or (z) the Borrower shall have expended more than $10,000,000 in the aggregate in unreimbursed expenditures as a result of such failure to perform by Beazer East and Beazer Limited;

9.1.16 Involuntary Proceedings. A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, receiver and manager, liquidator, provisional liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

9.1.17 Voluntary Proceedings. Any Loan Party or Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, receiver and manager, liquidator, provisional liquidator, assignee, custodian, trustee, sequestrator, administrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

9.2 Consequences of Event of Default.

9.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Sections 9.1.1 through 9.1.15 shall occur and be continuing, the Lenders and the Administrative Agent shall be under no further obligation to make Loans and the Issuing Lenders shall be under no obligation to issue Letters of Credit and the Administrative Agent may, and upon the request of the Required Lenders, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Collateral Agent, as Cash Collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Collateral Agent and the Lenders, and grants to the Collateral Agent and the Lenders a security interest in, all such cash as security for such Obligations. Upon the curing of all Events of Default to the satisfaction of the Required Lenders, the Collateral Agent shall return such Cash Collateral to the Borrower; and

9.2.2 Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Section 9.1.16 [Involuntary Proceedings] or Section 9.1.17 [Voluntary Proceedings] shall occur, the Lenders shall be under no further obligations to make Loans hereunder and the Issuing Lenders shall be under no obligation to issue Letters of Credit and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

9.2.3 Set-off. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, and each of their respective Affiliates and any participant of such Lender or Affiliate which has agreed in writing to be bound by the provisions of Section 5.3 [Sharing of Payments by Lenders] is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Lender or any such Affiliate or participant to or for the credit or the account of any Loan Party against any and all of the Obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender, Affiliate or participant, irrespective of whether or not such Lender, Issuing Lender, Affiliate or participant shall have made any demand under this Agreement or any other Loan Document and although such Obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or such Issuing Lender different from the branch or office holding such deposit or obligated on such Indebtedness. The rights of each Lender, each Issuing Lender and their respective Affiliates and participants under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender or their respective Affiliates and participants may have. Each Lender and each Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application; and

9.2.4 Application of Proceeds. From and after the date on which the Administrative Agent has taken any action pursuant to this Section 9.2 and until Payment in Full, any and all proceeds received by the Administrative Agent and/or Collateral Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall be applied as follows (and prior to the 2009 Senior Note Redemption, subject in all respects to the terms and conditions of the Collateral Trust Agreement):

(i) First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, each Issuing Lender in its capacity as such and the Swing Loan Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lenders and Swing Loan Lender in proportion to the respective amounts described in this clause First payable to them;

(ii) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

(iii) Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

(iv) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Lender-Provided Hedges, Lender-Provided Treasury Arrangements and Lender-Provided Credit Arrangements, ratably among the Lenders, the Issuing Lenders, and the Lenders or Affiliates of Lenders which provide Lender-Provided Hedges, Lender-Provided Treasury Arrangements and Lender-Provided Credit Arrangements, in proportion to the respective amounts described in this clause Fourth held by them;

(v) Fifth, to the Administrative Agent for the account of the Issuing Lenders, to Cash Collateralize any undrawn amounts under outstanding Letters of Credit; and

(vi) Last, the balance, if any, to the Loan Parties or as required by Law.

Notwithstanding anything to the contrary in this Section 9.2.4, no Swap Obligations of any Non-Qualifying Party shall be paid with amounts received from such Non-Qualifying Party under its Guaranty Agreement (including sums received as a result of the exercise of remedies with respect to such Guaranty Agreement) or from the proceeds of such Non-Qualifying Party’s Collateral if such Swap Obligations would constitute Excluded Hedge Liabilities; provided, however, that to the extent possible appropriate adjustments shall be made with respect to payments and/or the proceeds of Collateral from other Loan Parties that are Eligible Contract Participants with respect to such Swap Obligations to preserve the allocation to Obligations otherwise set forth above in this Section 9.2.4.

9.2.5 Collateral Sharing. All Liens granted under the Security Agreement, the Patent Trademark and Copyright Security Agreement, the Pledge Agreement, the Collateral Assignment of Contract Rights and any other Loan Document (the “Collateral Documents”) shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Administrative Agent and the Lenders hereunder, (ii) the Obligations incurred by any of the Loan Parties in favor of any Lender, or any Affiliate of any Lender, which provides a Lender-Provided Hedge, a Lender-Provided Treasury Arrangement or a Lender-Provided Credit Arrangement (the “Hedge/Treasury/Credit Provider”), and (iii) prior to the 2009 Senior Note Redemption, the holders of the 2009 Notes. The Collateral Agent under the Collateral Documents shall be deemed to serve and is appointed as the collateral agent for the Hedge/Treasury/Credit Provider and the Lenders hereunder, provided that subject to the terms and conditions of the Collateral Trust Agreement, if applicable, the Collateral Agent shall comply with the instructions and directions of the Administrative Agent (or the Lenders under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Lenders to direct the Administrative Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No Hedge/Treasury/Credit Provider (except in its capacity as a Lender hereunder) shall be entitled or have the power to direct or instruct the Collateral Agent on all matters relating to the Collateral, including the maintenance and disposition thereof or to control or direct in any manner the maintenance or disposition of the Collateral.

9.2.6 Other Rights and Remedies. In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Collateral Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Collateral Agent and/or the Administrative Agent may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Collateral Agent and/or the Administrative Agent and the Lenders under the Loan Documents or applicable Law.

9.2.7 Notice of Sale. Any notice required to be given by the Collateral Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Administrative Agent and/or Collateral Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower.

10. ADMINISTRATIVE AGENT; COLLATERAL AGENT

10.1 The Administrative Agent.

10.1.1 Appointment and Authority. Each of the Lenders and each Issuing Lender hereby irrevocably appoints PNC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 10 are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

10.1.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.

Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.1.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 [Modifications, Amendments or Waivers] and 9.2 [Consequences of Event of Default]) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent by the Borrower, a Lender or an Issuing Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 7 [Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.1.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, increase or renewal of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance, extension, increase or renewal of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.1.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 10 shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.1.6 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with approval from the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, such approval not to be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 10.1.6. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 10 and Section 11.3 [Expenses; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

If PNC resigns as Administrative Agent under this Section 10.1.6, PNC shall also resign as an Issuing Lender. Upon the appointment of a successor Administrative Agent hereunder, such successor shall (i) succeed to all of the rights, powers, privileges and duties of PNC as the retiring Issuing Lender and Administrative Agent and PNC shall be discharged from all of its respective duties and obligations as Issuing Lender and Administrative Agent under the Loan Documents, and (ii) issue letters of credit in substitution for the Letters of Credit issued by PNC, if any, outstanding at the time of such succession or make other arrangement satisfactory to PNC to effectively assume the obligations of PNC with respect to such Letters of Credit.

10.1.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.1.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Administrative Agent, the Joint Lead Arrangers, the Co-Syndication Agents, or the Co-Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder.

10.1.9 Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent the nonrefundable fees (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time.

10.1.10 Authorization to Release Collateral and Guarantors. The Lenders and Issuing Lenders authorize the Administrative Agent to release (i) any Collateral consisting of assets or equity interests sold or otherwise disposed of in a sale or other disposition or transfer permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries] or Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions], and (ii) any Guarantor from its obligations under the Guaranty Agreement if the ownership interests in such Guarantor are sold or otherwise disposed of or transferred to persons other than Loan Parties or Subsidiaries of the Loan Parties in a transaction permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries] or Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions].

10.1.11 No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws.

10.2 The Collateral Agent.

10.2.1 Appointment and Authority. Each of the Administrative Agent, Lenders and the Issuing Lender hereby irrevocably appoints the Collateral Agent to act on its behalf as the Collateral Agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 10.2 are solely for the benefit of the Lenders, the Administrative Agent, and the Issuing Lender, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions, except to the extent that such provisions expressly provide that the Borrower or any of its Subsidiaries have rights set forth below.

10.2.2 Rights as a Lender. After the 2009 Senior Note Redemption, the Person serving as Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Collateral Agent and the term “Lender”, or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to the Lenders.

10.2.3 Exculpatory Provisions. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Collateral Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Collateral Agent is required to exercise as directed in writing by the Administrative Agent or Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Loan Document or applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as Collateral Agent or any of its Affiliates in any capacity.

The Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Administrative Agent and/or Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Collateral Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 [Modifications, Amendments or Waivers] and 9.2 [Consequences of Event of Default]) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment. The Collateral Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Collateral Agent by the Borrower, the Administrative Agent, a Lender or the Issuing Lender.

The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 7 [Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

10.2.4 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.2.5 Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Collateral Agent. The Collateral Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 10.2 shall apply to any such sub agent and to the Related Parties of the Collateral Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Collateral Agent.

10.2.6 Resignation of Collateral Agent. The Collateral Agent may at any time give notice of its resignation to the Administrative Agent, the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Administrative Agents shall have the right, with approval from the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, such approval not to be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Administrative Agent and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, then the Collateral Agent may on behalf of the Administrative Agent, the Lenders and the Issuing Lender, appoint a successor Collateral Agent; provided that if the Collateral Agent shall notify the Borrower and Administrative Agent that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed). Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 10.2 and Section 11.3 [Expenses; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring Collateral Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

If the Person serving as Collateral Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Collateral Agent and, in consultation with the Borrower, appoint a successor.

10.2.7 Non-Reliance on Collateral Agent and Other Lenders. Each Lender, the Administrative Agent and the Issuing Lender acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender, the Administrative Agent and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.2.8 Authorization to Release Collateral and Guarantors. The Lenders and Issuing Lenders authorize the Collateral Agent, to release (i) any Collateral consisting of assets or equity interests sold or otherwise disposed of in a sale or other disposition or transfer permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries] or Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions], and (ii) any Guarantor from its obligations under the Guaranty Agreement if the ownership interests in such Guarantor are sold or otherwise disposed of or transferred to persons other than Loan Parties or Subsidiaries of the Loan Parties in a transaction permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries] or Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions].

11. MISCELLANEOUS

11.1 Modifications, Amendments or Waivers. With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder; provided, however, that only the consent of the Lender(s) party to any Lender-Provided Hedges, Lender-Provided Treasury Arrangements and Lender-Provided Credit Arrangements shall be required with respect to amendments, changes, waivers and consents to agreements related thereto. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made which will:

11.1.1 Increase of Commitment. Increase the amount of the Revolving Credit Commitment or Term Loan Commitment of any Lender hereunder without the consent of such Lender;

11.1.2 Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment. Whether or not any Loans are outstanding, extend the Expiration Date or the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan), the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby;

11.1.3 Release of Collateral or Guarantor. Except for sales of assets or capital stock permitted by Section 8.2.7 [Dispositions of Assets or Subsidiaries] and releases of Guarantors and Collateral authorized under Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures], release all or substantially all of the Collateral or any Guarantor from its Obligations under the Guaranty Agreement without the consent of all Lenders (other than Defaulting Lenders); or

11.1.4 Miscellaneous. Amend the definition of “Optional Currency” or Section 2.12.4(iii) [European Monetary Union; Requests for Additional Optional Currencies], Section 5.2 [Pro Rata Treatment of Lenders], Section 10.1.3 [Exculpatory Provisions] or Section 5.3 [Sharing of Payments by Lenders] or this Section 11.1, alter any provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or reduce any percentage specified in the definition of Required Lenders, in each case without the consent of all of the Lenders;

provided that no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent, the Issuing Lenders, or the Swing Loan Lender may be made without the written consent of the Administrative Agent, the Issuing Lenders or the Swing Loan Lender, as applicable, and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 11.1.1 through 11.1.4 above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each, a “Non-Consenting Lender”), then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 5.6.2 [Replacement of a Lender]. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

11.2 No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have.

11.3 Expenses; Indemnity; Damage Waiver.

11.3.1 Costs and Expenses. The Borrower shall pay (i) all out of pocket expenses incurred by the Administrative Agent, Collateral Agent and their Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Issuing Lenders in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out of pocket expenses incurred by the Administrative Agent and Collateral Agent, any Lender or any Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Lender), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent and Collateral Agent, any Lender or any Issuing Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable out-of-pocket expenses of the Administrative Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties.

11.3.2 Indemnification by the Borrower. The Borrower shall indemnify the Collateral Agent, the Administrative Agent (and any sub-agent thereof), each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance or nonperformance by the parties hereto of their respective obligations and enforcement hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) breach of representations, warranties or covenants of the Borrower under the Loan Documents, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, including any such items or losses relating to or arising under Environmental Laws or pertaining to environmental matters, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 11.3.2 [Indemnification by the Borrower] shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

11.3.3 Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Sections 11.3.1 [Costs and Expenses] or 11.3.2 [Indemnification by the Borrower] to be paid by it to the Collateral Agent or Administrative Agent (or any sub-agent thereof), the Issuing Lenders or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Collateral Agent and Administrative Agent (or any such sub-agent), the Issuing Lenders or such Related Party, as the case may be, such Lender’s Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent, the Administrative Agent (or any such sub-agent) or an Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or Issuing Lender in connection with such capacity.

11.3.4 Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 11.3.2 [Indemnification by Borrower] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

11.3.5 Payments. All amounts due under this Section shall be payable not later than ten (10) days after demand therefor.

11.4 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

11.5 Notices; Effectiveness; Electronic Communication.

11.5.1 Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.5.2 [Electronic Communications]), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier (i) if to a Lender, to it at its address set forth in its administrative questionnaire, or (ii) if to any other Person, to it at its address set forth on Schedule 1.1(B), or (iii) with respect to the Collateral Agent prior to the 2009 Senior Note Redemption, at the address of the Collateral Trustee set forth in the Collateral Trust Agreement.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 11.5.2 [Electronic Communications], shall be effective as provided in such Section.

11.5.2 Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent or Collateral Agent, as applicable; provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, Collateral Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent and/or Collateral Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

11.5.3 Change of Address, Etc. Any party hereto may change its address, e mail address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

11.6 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

11.7 Duration; Survival. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Section 11.3 [Expenses; Indemnity; Damage Waiver], shall survive Payment In Full. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment In Full.

11.8 Successors and Assigns.

11.8.1 Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, Collateral Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.8.2 [Assignments by Lenders], (ii) by way of participation in accordance with the provisions of Section 11.8.4 [Participations], or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.8.5 [Certain Pledges; Successors and Assigns Generally] (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.8.4 [Participations] and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

11.8.2 Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(a) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(b) in any case not described in clause (i)(a) of this Section 11.8.2, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, or $1,000,000, in the case of the Term Loan of such assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except for the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) and:

(a) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and

(b) the consent of the Issuing Lenders (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire provided by the Administrative Agent.

(v) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.8.3 [Register], from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4 [Euro-Rate Unascertainable; Etc.], 5.8 [Increased Costs], and 11.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.8.2 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.8.4 [Participations].

11.8.3 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a record of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time. Such register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is in such register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.8.4 Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders, and the Issuing Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree (other than as is already provided for herein) to any amendment, modification or waiver with respect to Sections 11.1.1 [Increase of Commitment], 11.1.2 [Extension of Payment, Etc.], or 11.1.3 [Release of Collateral or Guarantor] that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.4 [Euro-Rate Unascertainable, Etc.], 5.8 [Increased Costs], 5.10 [Indemnity] and 5.9 [Taxes] (subject to the requirements and limitations therein, including the requirements under

Section 5.9.7 [Status of Lenders] (it being understood that the documentation required under Section 5.9.7 [Status of Lenders] shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.8.2 [Assignments by Lenders]; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6.2 [Replacement of a Lender] and Section 5.6.3 [Designation of a Different Lending Office] as if it were an assignee under Section 11.8.2 [Assignments by Lenders]; and (B) shall not be entitled to receive any greater payment under Sections 5.8 [Increased Costs] or 5.9 [Taxes], with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6.2 [Replacement of a Lender] and Section 5.6.3 [Designation of Different Lending Office] with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.2.3 [Set-off] as though it were a Lender; provided that such Participant agrees to be subject to Section 5.3 [Sharing of Payments by Lenders] as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

11.8.5 Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

11.9 Confidentiality.

11.9.1 General. Each of the Administrative Agent, the Lenders and the Issuing Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (Y) becomes publicly available other than as a result of a breach of this Section or (Z) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or the other Loan Parties. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

11.9.2 Sharing Information With Affiliates of the Lenders. Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement to any such Subsidiary or Affiliate subject to the provisions of Section 11.9.1 [General].

11.10 Counterparts; Integration; Effectiveness.

11.10.1 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof including any prior confidentiality agreements and commitments. Except as provided in Section 7 [Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e mail shall be effective as delivery of a manually executed counterpart of this Agreement.

11.11 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

11.11.1 Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles. Each standby Letter of Credit issued under this Agreement shall be subject either to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lenders, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the State of New York without regard to its conflict of laws principles.

11.11.2 SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

11.11.3 WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

11.11.4 SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION]. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.11.5 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.12 USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act.

11.13 Joinder of Guarantors. Any Subsidiary of the Borrower which is required to join this Agreement as a Guarantor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Administrative Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) documents in the forms described in Section 7.1 [First Loans] modified as appropriate to relate to such Subsidiary; and (iii) documents necessary to grant and perfect Prior Security Interests to the Collateral Agent for the benefit of the Lenders in all Collateral held by such Subsidiary. Unless required to be delivered sooner pursuant to the provisions hereof, the Loan Parties shall deliver such Guarantor Joinder and related documents to the Administrative Agent within five (5) Business Days after the date of the filing of such Subsidiary’s articles of incorporation or constitution if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

11.14 Funding by Branch, Subsidiary or Affiliate.

11.14.1 Notional Funding. Each Lender shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.14 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 2.12.4(ii) [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Lender without regard to such Lender’s actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

11.14.2 Actual Funding. Each Lender shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Lender to make or maintain such Loan subject to the last sentence of this Section 11.14.2. If any Lender causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender, but in no event shall any Lender’s use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Lender (including any expenses incurred or payable pursuant to Section 2.12.4(ii) [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

11.14.3 Collateral Trust Agreement. Each Lender hereby authorizes the Administrative Agent and Collateral Agent on behalf of such Lender to execute the Collateral Trust Agreement. Each Lender by execution of this Agreement expressly agrees to the provisions of, and to be bound by the terms and provisions of, the Collateral Trust Agreement.

11.14.4 Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, the Collateral Agent and each Lender and each Issuing Lender hereby agree that no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under Collateral Documents may be exercised solely by Collateral Agent.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

KOPPERS INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

GUARANTORS:

KOPPERS HOLDINGS INC.
KOPPERS DELAWARE, INC.
KOPPERS ASIA LLC
KOPPERS CONCRETE PRODUCTS, INC.
CONCRETE PARTNERS, INC.

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:	/s/ Louann E. Tronsberg-Deihle
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Co-Syndication Agent

By:	/s/ J. Barrett Donovan
Name:	J. Barrett Donovan
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender and as Co-Syndication Agent

By:	/s/ Joseph E. Flynn
Name:	Joseph E. Flynn
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA,
as a Lender and as Co-Syndication Agent

By:	/s/ Philip R. Medsger
Name:	Philip R. Medsger
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

FIFTH THIRD BANK,
as a Lender and as Co-Documentation Agent

By:	/s/ Michael S. Barnett
Name:	Michael S. Barnett
Title:	Managing Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ann E. Sutton
Name:	Ann E. Sutton
Title:	Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mustafa Khan
Name:	Mustafa Khan
Title:	Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Edward McGuire
Name:	Edward McGuire
Title:	Managing Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

FIRST NIAGARA BANK, N. A.,
as a Lender

By:	/s/ Brad Johnston
Name:	Brad Johnston
Title:	Assistant Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Dennis F. Lennon
Name:	Dennis F. Lennon
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Michael Kiss
Name:	Michael Kiss
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK,
as a Lender

By:	/s/ Joseph P. Hynds
Name:	Joseph P. Hynds
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK,
as a Lender

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Senior Vice President

SCHEDULE 1.1(A)

PRICING GRID—

VARIABLE PRICING AND LETTER OF CREDIT

FEES BASED ON TOTAL SECURED LEVERAGE RATIO

Level	Total Secured Leverage Ratio	Commitment Fee	Letter of Credit Fee	Base Rate Spread	Euro-Rate Spread
I	Greater than or equal to 3.00 to 1.00	0.375%	3.25%	2.25%	3.25%
II	Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	0.375%	3.00%	2.00%	3.00%
III	Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	0.250%	2.75%	1.75%	2.75%
IV	Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	0.250%	2.50%	1.50%	2.50%
V	Less than 1.50 to 1.00	0.200%	2.25%	1.25%	2.25%

For purposes of determining the Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate:

(a) The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be determined on the Closing Date based on the Total Secured Leverage Ratio computed on such date (after giving effect to the Osmose Transactions) pursuant to a Compliance Certificate to be delivered on the Closing Date.

(b) The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be recomputed as of (i) the end of each fiscal quarter ending after the Closing Date and (ii) if Holdings elects to do so, the date of the consummation of the Qualified Note Issuance, based on the Total Secured Leverage Ratio as of such quarter end or date of consummation, as the case may be. Any increase or decrease in the Applicable Margin, Applicable Commitment Fee Rate or the Applicable Letter of Credit Fee Rate computed as of (i) a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3 [Certificate of Borrower] and (ii) the date of the consummation of the Qualified Note Issuance shall be effective on the date on which the Compliance Certificate evidencing such computation is delivered to the Administrative

Agent, except that any changes in pricing levels relating to outstanding Borrowing Tranches of Optional Currency Loans shall be effective upon the expiration of the current Interest Period with respect to such Borrowing Tranches. If a Compliance Certificate is not delivered when due in accordance with such Section 8.3.3, then the rates in Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

(c) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Total Secured Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Total Secured Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or any Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or any Issuing Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or Section 4.3 [Interest After Default] or Section 9 [Default]. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share

Name:	PNC Bank, National Association	$62,500,000	$37,500,000	$100,000,000	12.500000000%
Address:	Three PNC Plaza 225 Fifth Avenue Pittsburgh, Pennsylvania 15222
Attention:	Tracy J. DeCock, Senior Vice President
Email:	tracy.decock@pnc.com
Telephone: Telecopy:	412-762-9999 412-762-4718
with a copy to:
Name:	PNC Agency Services
Address:	PNC Bank, National Association PNC Firstside Center 500 First Avenue Pittsburgh, Pennsylvania 15219
Attention: Email: Telephone: Telecopy:	Trina Barkley trina.barkley@pnc.com 412-768-0423 412-762-8672

Name:	Wells Fargo Bank, National Association	$51,562,500	$30,937,500	$82,500,000	10.312500000%
Address:	Four Gateway Center 444 Liberty Avenue, Suite 1400 Pittsburgh, PA 15222
Attention: Email: Telephone:	J. Barrett Donovan Barrett.Donovan@wellsfargo.com (412) 454-4603
Telecopy:

Name:	Bank of America, N.A.	$51,562,500	$30,937,500	$82,500,000	10.312500000%
Address:	1600 JFK Blvd., Suite 1100 Philadelphia, PA 19103
Attention: Email: Telephone: Telecopy:	Joseph E. Flynn joseph.flynn@baml.com (267) 675-0214 (212) 909-8551

Lender		Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share

Name:	Citizens Bank of Pennsylvania	$51,562,500	$30,937,500	$82,500,000	10.312500000%
Address:	525 William Penn Place, PW 2625 Pittsburgh, PA 15219
Attention: Email: Telephone: Telecopy:	Philip R. Medsger philip.r.medsger@rbscitizens.com (412) 867-2384 (412) 867-2223

Name:	Fifth Third Bank	$51,562,500	$30,937,500	$82,500,000	10.312500000%
Address:	38 Fountain Square Plaza MD: 109058 Cincinnati, OH 45263
Attention: Email: Telephone: Telecopy:	Rachel Bonomo Rachel.Bonomo@53.com (513) 534-6169 (513) 534-6523

Name:	Deutsche Bank AG New York Branch	$51,562,500	$30,937,500	$82,500,000	10.312500000%
Address:	60 Wall Street New York, NY 10005-2836
Attention: Email: Telephone: Telecopy:	Marcus Tarkington marcus.tarkington@db.com (212) 250-6153 (212)553-3080

Name:	Barclays Bank PLC	$51,562,500	$30,937,500	$82,500,000	10.312500000%
Address:	745 Seventh Avenue, 27th Floor New York, NY 10019
Attention: Email: Telephone: Telecopy:	May Huang May.Huang@Barclays.com (212) 526-0787 (212) 526-5115
with a copy to:
Name:	US Loan Operations
Address:	Barclays Bank PLC 200 Park Avenue New York, NY 10166
Attention: Email:	Tunde Malomo 19725355728@tls.ldsprod.com tunde.malomo@barclays.com
Telephone: Telecopy:	(212) 320-7520 (972) 535-5728

Name:	The Bank of Tokyo-Mitsubishi UFJ, LTD.	$31,250,000	$18,750,000	$50,000,000	6.250000000%
Address:	1251 Avenue of the Americas New York, NY 10020-1104
Attention: Email: Telephone: Telecopy:	Mustafa Khan mukhan@us.mufg.jp (212) 782-4458

Name:	BMO Harris Bank N.A.	$21,875,000	$13,125,000	$35,000,000	4.375000000%
Address:	111 West Monroe Street Chicago, IL 60603
Attention: Email: Telephone: Telecopy:	Edward McGuire edward.mcguire@bmo.com (312) 293-8362 (312) 293-4327

Name:	First Niagara Bank, N.A.	$21,875,000	$13,125,000	$35,000,000	4.375000000%
Address:	726 Exchange Street, 9th Floor Buffalo, NY 14210
Attention: Email:	Paula Taggart / Amy Norsen paula.taggart@fnfg.com amy.norsen@fnfg.com
Telephone: Telecopy:	(716) 819-5754 / (716) 819-5808 (716) 819-5156

Name:	First National Bank of Pennsylvania	$18,750,000	$11,250,000	$30,000,000	3.750000000%
Address:	4148 East State Street Hermitage, PA 16148
Attention: Email: Telephone: Telecopy:	Dennis F. Lennon Lennon@fnb-corp.com (412) 395-2042 (412) 231-3584

Name:	The Huntington National Bank	$12,500,000	$7,500,000	$20,000,000	2.500000000%
Address:	801 West Big Beaver Road Troy, MI 48084
Attention: Email: Telephone: Telecopy:	Jackie Compau jackllyn.compau@huntington.com (248) 637-7426

Name:	First Commonwealth Bank	$12,500,000	$7,500,000	$20,000,000	2.500000000%
Address:	437 Grant Street Frick Building, Suite 1600 Pittsburgh, PA 15219
Attention: Email: Telephone: Telecopy:	Joseph P. Hynds JHynds@fcbanking.com (412) 690-2138 (412) 690-2206

Name:	TriState Capital Bank	$9,375,000	$5,625,000	$15,000,000	1.875000000%
Address:	One Oxford Centre Suite 2700 301 Grant Street Pittsburgh, PA 15219
Attention: Email: Telephone: Telecopy:	Paul J. Oris poris@tscbank.com (412) 304-0344 (412) 304-0391

TOTAL		$500,000,000	$300,000,000	$800,000,000	100.000000000%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT

Name:	PNC Bank, National Association
Address:	Three PNC Plaza
225 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Tracy J. DeCock, Senior Vice President
Email:	tracy.decock@pnc.com
Telephone:	412-762-9999
Telecopy:	412-762-4718

with a copy to:

Name:	PNC Agency Services
Address:	PNC Bank, National Association
PNC Firstside Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Trina Barkley
Email:	trina.barkley@pnc.com
Telephone:	412-762-0423
Telecopy:	412-762-8672

BORROWER:

Name:	Koppers Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Louann E. Tronsberg-Deihle
Email:	Tronsberg-DeihleLE@koppers.com
Telephone:	412-227-2472
Telecopy:	412-227-2159

GUARANTORS:

Name:	[Name]
c/o Koppers Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Louann E. Tronsberg-Deihle
Email:	Tronsberg-DeihleLE@koppers.com
Telephone:	412-227-2472
Telecopy:	412-227-2159

Schedule 1.1(E)

EXCLUDED SUBSIDIARIES

Koppers Mauritius

Koppers (Beijing) Chemical Co Ltd (China)

Koppers (China) Carbon & Chemical Co Ltd (China)

Tangshan Koppers Kailuan Carbon Chemical Co., Ltd (China)

Koppers India Carbon Materials and Chemicals Pte Ltd (China)

Koppers (Tianjin) Trading Co. Ltd (China)

Koppers (Jiangsu) Carbon Chemical Co. Ltd (China)

SIA Osmose Russia

Osmose Spain S.L.

Protim Abrasives Ltd.

Injecta Osmose Ltd.

Protim Ltd.

B.C. Clean Wood Preservers, Ltd.

Celcure Svenska AB

Celcure Ltd.

Protim International Ltd.

SCHEDULE 1.1(L)

LANDLORD’S WAIVERS - LOCATIONS

None

SCHEDULE 1.1(P)

PERMITTED LIENS

None

SCHEDULE 2.9.1

EXISTING LETTERS OF CREDIT

OUTSTANDING LETTERS OF CREDIT
As Of 8/4/14
LC #	Beneficiary	Issue Date	Expire Date	Outstanding Amount

Koppers Holdings, Inc
18116119-00-000	National Union Fire Insurance Company	05/12/03	11/01/15	4,883,658.00

Koppers Assurance
18100260	South Carolina Department of Insurance	07/28/04	11/01/15	2,250,000.00
257454	National Union Fire Insurance Company	05/12/03	11/01/15	1,948,364.00

Koppers Inc
S017929	Bank of Tokyo	11/05/13	11/05/18	32,011,524.15
S500037N	Bank of Tokyo		11/05/18	6,466,109.50

Osmose Holdings
LC #
SB1513350001	HSBC Brazil	8/16/2012	12/31/2014	1,200,000.00

	TOTAL US STANDBY and DOCUMENTARY LETTERS OF CREDIT			48,759,655.65

SCHEDULE 6.1.1

QUALIFICATIONS TO DO BUSINESS

	Jurisdiction of Incorporation/Organization	Certain Jurisdictions in which Qualified to do Business as Foreign Corporation
Koppers Inc.	Pennsylvania	Alabama, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota (as Koppers Inc.), Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New York (as Koppers Industries, Inc.), North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin
Koppers World-Wide Ventures Corporation	Delaware
Koppers Delaware, Inc.	Delaware
Koppers Assurance, Inc.	South Carolina
Koppers Asia LLC	Delaware
Koppers Holdings Inc.	Pennsylvania
Koppers Ventures LLC	Delaware
Koppers Concrete Products, Inc.	Delaware	Ohio
Concrete Partners, Inc.	Delaware
Koppers Australia Holding Company Pty Ltd	Australia (Victoria)
Koppers Australia Pty Limited	Australia (NSW)
Koppers Wood Products Pty. Ltd.	Australia (NWS)	Philippines
Koppers Carbon Materials & Chemicals Pty Ltd.	Australia (NSW)
Continental Carbon Australia Pty Ltd.	Australia (NSW)
[1]Koppers Shipping Pty Ltd.	Australia (NSW)
Koppers Ashcroft Inc.	Canada (British Columbia)
Koppers Europe ApS	Denmark
Koppers Denmark ApS	Denmark
Koppers Tar Tech International ApS (formerly Koppers Trading Denmark A/S)	Denmark
Koppers European Holdings ApS	Denmark
Koppers Poland Sp. z.o.o	Poland (limited liability company)
Koppers UK Holding Ltd.	English Limited Corporation
Koppers UK Limited	English Limited Corporation
Koppers UK Transport Limited	English Limited Corporation

	Jurisdiction of Incorporation/Organization	Certain Jurisdictions in which Qualified to do Business as Foreign Corporation
Koppers Specialty Chemicals Limited	English Limited Corporation
Koppers Luxembourg Sarl	Luxembourg
Koppers International B.V.	The Netherlands (private limited liability company)
Koppers Netherlands B.V.	The Netherlands (private limited liability company)
Koppers World-Wide Holdings C.V.	The Netherlands (Limited Partnership)
Tankrederij J.A. van Seumeren B.V.	The Netherlands (private limited liability company)

1	In process of being dissolved

Osmose Entity	Jurisdiction of Organization	Jurisdictions of Qualification
Osmose, Inc.	New York	Georgia
Michigan
South Carolina
Tennessee
Washington
Osmose Railroad Services, Inc.	Delaware	Alabama
Arizona
Arkansas
California
Colorado

Connecticut
District of Columbia
Florida
Georgia
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada

New Hampshire
New Jersey
New Mexico
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Vermont
Virginia
Washington
West Virginia
Wisconsin
Wyoming

Subsidiaries of Osmose, Inc.	Jurisdiction of Organization	Jurisdiction(s) of Qualification
Osmose-Nevada Limited-Liability Company	Nevada
Wood Protection Management LLC	Nevada
Osmose Denmark A/S	Denmark
Osmose Australia Pty Ltd.	Australia
Osmose Thailand Pty. Ltd.	Thailand
Protim Solignum Sdn Bhd	Malaysia
Osmose Chile Limitada	Chile
Protim Solignum Ltd.	United Kingdom
Osmose NZ, LLC	New York
Timber Specialties Co.	Nova Scotia, Canada	Registered agents in Ontario, Alberta, British Columbia, Manitoba, Newfoundland, Quebec and Saskatchewan
Wood Protection LP	Texas
AB Osmose Finland Oy	Finland
Osmose Sweden AB	Sweden
Osmose Norway AS	Norway

Osmose Deutschland GmbH	Germany
SIA Osmose Latvia	Latvia
Protim Solignum South Africa Pty Ltd.	South Africa
Osmose New Zealand	New Zealand
Mattersmiths Technologies Ltd.	New Zealand
Mattersmiths Holdings Ltd.	New Zealand
Protim Osmose Ltd.	Ireland
Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.	Brazil
1172 North Thomas, LLC	Delaware	Tennessee
Retratar Espana S.L. (inactive)	Spain

SCHEDULE 6.1.3

SUBSIDIARIES1

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Borrower’s United States Subsidiaries:
Concrete Partners, Inc.	Delaware Corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Concrete Partners, Inc.

Koppers Asia LLC	Delaware limited liability company	None	None	Koppers Inc. owns 100% of the membership interest in Koppers Asia LLC

Koppers Assurance, Inc.	South Carolina corporation	100,000 shares of common stock are currently authorized.	50,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers Assurance, Inc.

Koppers Concrete Products, Inc.	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers Concrete Products, Inc.

Koppers Delaware, Inc.	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers Delaware, Inc.

Koppers Ventures LLC	Delaware limited liability company	None	None	Koppers World-Wide Ventures Corporation owns 100% of the membership interest in Koppers Ventures LLC

Koppers World-Wide Ventures Corporation	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued.	Koppers Inc. owns 100% of the common stock of Koppers World-Wide Ventures Corporation

[1]	There are no options, warrants or other rights outstanding to purchase any of the Subsidiary Shares set forth on this Schedule 6.1.3.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Borrower’s Australian Subsidiaries:

Koppers Australia Holding Company Pty Ltd.	Australian corporation (Victoria)	12 Ordinary Shares	12 Ordinary Shares $1 each fully paid	Koppers World-Wide Ventures Corporation owns 100% of the common stock of Koppers Australia Holding Co. Pty Ltd.

Koppers Australia Pty Ltd.	Australian corporation (NSW)		12,375,000 of ordinary shares of common stock are currently issued and 2,183,824 non-voting C shares	Koppers Australia Holding Company Pty Ltd. currently owns 100% of the ordinary shares of common stock of Koppers Australia Pty. And 100% of non-voting C shares. Koppers World-Wide Ventures Corporation owns 100% of the non-voting “C” shares of common stock of Koppers Australia Pty. Limited.

Koppers Wood Products Pty Ltd.	Australian corporation (NSW)		3,500,000 shares of nominal common stock are currently issued.	Koppers Australia Pty. Limited currently owns 100% of the shares of nominal common stock of Koppers Wood Products Pty Ltd. currently issued.

Koppers Carbon Materials & Chemicals Pty Ltd.	Australian corporation (NSW)		2,000,000 shares of nominal common stock are currently issued.	Koppers Australia Pty. Limited currently owns 100% of the shares of nominal common stock of Koppers Carbon Materials & Chemicals Pty Ltd.

Continental Carbon Australia Pty Ltd.	Australian corporation (NSW)		8,000,000 shares of nominal common stock are currently issued.	Koppers Australia Pty Limited currently owns 100% of the shares of nominal common stock of Continental Carbon Australia Pty Ltd.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
[2]Koppers Shipping Pty Ltd.	Australian corporation (NSW)		2 shares of nominal common stock are currently issued.	Koppers Australia Pty Limited currently owns 100% of the shares of nominal common stock of Koppers Shipping Pty Ltd. currently issued.

Borrower’s Canadian Subsidiaries:
Koppers Ashcroft Inc.	Canadian corporation (British Columbia)	Unlimited shares of capital stock without par are currently authorized.	100 shares of common stock are currently issued.	Koppers World-Wide Ventures Corporation currently owns 100% of the issued shares of common stock of Koppers Ashcroft Inc.

Borrower’s European Subsidiaries:
Koppers Europe ApS	Danish corporation	DKK 8,375,000 shares of registered capital stock are currently authorized.	DKK 8,375,000 shares of registered capital stock are currently issued.	Koppers International B.V. Corporation currently owns 100% of the issued shares of registered capital stock of Koppers Europe ApS.

Koppers Denmark ApS	Danish corporation	DKK 70,000,000 shares of registered capital stock are currently authorized.	DKK 70,000,000 shares of registered capital stock are currently issued.	Koppers Europe ApS currently owns 100% of the issued shares of registered capital stock of Koppers Denmark ApS.

Koppers Tar Tech International ApS (formerly Koppers Trading Denmark A/S)	Danish corporation	DKK 70,000,000 shares of registered capital stock are currently authorized.	DKK 70,000,000 shares of registered capital stock are currently issued.	Koppers Denmark ApS currently owns 100% of the issued shares of registered capital stock of Koppers Tar Tech International ApS.

Koppers European Holdings ApS	Danish corporation	DKK 500,000 shares of registered capital stock are currently authorized.	DKK 500,000 shares of registered capital stock are currently issued.	Koppers Denmark ApS owns 100% of the issued shares of registered capital stock of Koppers European Holdings ApS.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Poland Sp. z.o.o.	Polish corporation (limited liability company)	PLN 1.700.000 (3,400 shares @ PLN 500 each) are currently authorized.	3,400 shares are currently issued.	Koppers European Holdings ApS currently owns 100% of the issued capital stock of Koppers Poland Sp. z.o.o.

Koppers UK Holding Ltd.	English limited corporation	3,900,000 shares of registered capital stock are currently authorized.	3,900,000 shares of registered capital stock are currently issued.	Koppers European Holdings ApS currently owns 100% of the issued capital stock of Koppers UK Holding Ltd.

Koppers UK Limited	English limited corporation	3,000,000 shares of registered capital stock are currently authorized.	1,560,000 shares of registered stock are currently issued.	Koppers UK Holding Limited currently owns 100% of the issued capital stock of Koppers UK Limited.

Koppers UK Transport Limited	English limited corporation	20,000 shares of registered capital stock are currently authorized.	16,150 shares of registered capital stock are currently issued.	Koppers UK Limited currently owns 100% of the issued capital stock of Koppers UK Transport Limited

Koppers Specialty Chemicals Limited	English limited corporation	100,000 ordinary shares of registered capital stock are currently authorized at £1.	1 ordinary share of registered capital stock is currently issued.	Koppers UK Limited currently owns 100% of the issued capital stock of Koppers Specialty Chemicals Limited.

Koppers Luxembourg Sarl	Limited Liability Company Grand Duchy of Luxembourg	USD$19,950 registered capital	399 shares of registered capital stock at USD$50 each are currently issued.	Koppers International B.V. currently owns 100% of the issued capital stock of Koppers Luxembourg Sarl.

Koppers International B.V.	The Netherlands – private limited liability company		18,000 shares are issued with a nominal value of EUR 1 per share	Koppers World-Wide Holdings C.V. owns 100% of the shares of Koppers International B.V.

Koppers Netherlands B.V.	The Netherlands – private limited liability company	EUR 6.750.000,00 divided into 15,000 shares with a par value of EUR 450 each are authorized.	EUR 3.150.000,00 divided into 7,000 shares with a par value of EUR 450 each are issued.	Koppers International B.V. owns 100% of the shares of Koppers Netherlands B.V.

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers World-Wide Holdings C.V.	The Netherlands – limited partnership	Koppers Ventures LLC- EUR 300 Koppers World-Wide Ventures Corporation EUR 29,700		Koppers Ventures LLC owns 1% of the shares and Koppers World-Wide Ventures Corporation owns 99% of the shares of Koppers World-Wide Holdings C.V.

Tankrederij J.A. van Seumeren B.V.	The Netherlands – private limited liability company	NLG 75,000 (Dutch guilders) divided into 75 shares of NLG at 1,000 each are authorized.	NLG 15,000 shares are issued.	Koppers Netherlands B.V. owns 100% of the shares of Tankrederij J.A. van Seumeren B.V.

Subsidiary	Owner	Jurisdiction of Organization	Authorized Capital Stock	Issued and Oustanding Shares/Units
Osmose, Inc.	Koppers Inc.	New York	2,250,000	774,254

Osmose Railroad Services, Inc.	Koppers Inc.	Delaware	3,000	100

Osmose-Nevada Limited-Liability Company	Osmose, Inc.	Nevada	N/A	N/A

Wood Protection Management LLC	Osmose, Inc.	Nevada	N/A	N/A

Osmose Denmark A/S	Osmose, Inc.	Denmark		10

Osmose Australia Pty Ltd.	Osmose, Inc.	Australia		4

Osmose Thailand Pty. Ltd.	Osmose, Inc. – 75% Protim Solignum Ltd. – 25%	Thailand		20,000

Subsidiary	Owner	Jurisdiction of Organization	Authorized Capital Stock	Issued and Outstanding Shares/Units
Protim Solignum Sdn Bhd	Osmose, Inc.	Malaysia		2

Osmose Chile Limitada	Osmose, Inc. – 99.9% Attorney in Chile - 0.1% (as Nominee)	Chile	N/A	N/A

Protim Solignum Ltd.	Osmose, Inc.	United Kingdom		2,020,001

Osmose NZ, LLC	Osmose, Inc.	New York	N/A	N/A

Timber Specialties Co.	Osmose-Nevada Limited-Liability Company	Nova Scotia, Canada		2

Wood Protection LP	Osmose-Nevada Limited-Liability Company – 99% Wood Protection Management LLC – 1%	Texas	N/A	N/A

AB Osmose Finland Oy	Osmose Denmark A/S	Finland		234

Osmose Sweden AB	Osmose Denmark A/S	Sweden		1 - 50000 SEK

Osmose Norway AS	Osmose Denmark A/S	Norway		1 - 50000 NOK

Osmose Deutschland GmbH	Osmose Denmark A/S	Germany		1 - 25.000 €

Subsidiary	Owner	Jurisdiction of Organization	Authorized Capital Stock	Issued and Outstanding Shares/Units
SIA Osmose Latvia	Osmose Denmark A/S	Latvia		1 - 2.000 LVL

Protim Solignum South Africa Pty Ltd.	Protim Solignum Ltd.	South Africa		120

Osmose New Zealand	Osmose NZ, LLC	New Zealand		5,071,900

Mattersmiths Technologies Ltd.	Osmose New Zealand	New Zealand		10,000

Mattersmiths Holdings Ltd.	Osmose New Zealand	New Zealand		1,000

Protim Osmose Ltd.	Protim Solignum Ltd.	Ireland		100

Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.	Osmose, Inc. – 99.99% Osmose-Nevada, Limited-Liability Company – .01%	Brazil		8,909,218 quotas

[2]	IN PROCESS OF BEING DISSOLVED.

SCHEDULE 6.1.7

LITIGATION

1.	Coal Tar Pitch Cases.

Koppers Inc., along with other defendants, is currently a defendant in lawsuits filed in three states in which the plaintiffs claim they suffered a variety of illnesses (including cancer) as a result of exposure to coal tar pitch sold by the defendants. There are approximately 113 plaintiffs in 62 cases pending as of June 30, 2014 as compared to 111 plaintiffs in 61 cases pending as of December 31, 2013. As of June 30, 2014,, there are a total of 58 cases pending in state court in Pennsylvania, three in Arkansas, and one case pending in state court in Tennessee.

The plaintiffs in all 62 pending cases seek to recover compensatory damages, while plaintiffs in 57 cases also seek to recover punitive damages. The plaintiffs in the 58 cases filed in Pennsylvania state court seek unspecified damages in excess of the court’s minimum jurisdictional limit. The plaintiffs in the Arkansas state court cases each seek compensatory damages in excess of $50,000 in addition to punitive damages. The plaintiffs in the Tennessee state court case each seek damages of $15.0 million. The other defendants in these lawsuits vary from case to case and include companies such as Beazer East, Inc., United States Steel Corporation, Honeywell International Inc., Vertellus Specialties Inc., Dow Chemical Company, UCAR Carbon Company, Inc., Exxon Mobil Corporation, SGL Carbon Corporation, and Alcoa, Inc. Discovery is proceeding in these cases. No trial dates have been set in any of these cases.

The Company has not provided a reserve for these lawsuits because, at this time, the Company cannot reasonably determine the probability of a loss, and the amount of loss, if any, cannot be reasonably estimated. The timing of resolution of these cases cannot be reasonably determined. The Company’s insurance carrier is paying defense costs relating to these actions. Although Koppers Inc. is vigorously defending these cases and there appears to be insurance coverage for them, an unfavorable resolution of these matters may have a material adverse effect on the Company’s business, financial condition, cash flows and results of operations.

2.	Gainesville.

Koppers Inc. operated a utility pole treatment plant in Gainesville from December 29, 1988 until its closure in 2009. The property upon which the utility pole treatment plant was located was sold by Koppers Inc. to Beazer East, Inc. in 2010.

In November 2010, a class action complaint was filed in the Circuit Court of the Eighth Judicial Circuit located in Alachua County, Florida by residential real property owners located in a neighborhood west of and immediately adjacent to the former utility pole treatment plant in Gainesville. The complaint named Koppers Holdings Inc., Koppers Inc., Beazer East and several other parties as defendants. . In a second amended complaint, plaintiffs define the putative class as consisting of all persons who are present record owners of residential real properties located in an area within a two-mile radius of the former Gainesville wood treating plant. Plaintiffs further allege that chemicals and contaminants from the Gainesville plant have contaminated real properties within the two mile geographical area, have caused property damage (diminution in value) and have placed residents and owners of the putative class properties at an elevated risk of exposure to and injury from the chemicals at issue. The second amended complaint seeks damages for diminution in property values, the establishment of a medical monitoring fund and punitive damages.

The case was removed to the United States District Court for the Northern District of Florida in December 2010. The district court dismissed Koppers Holdings Inc. in September 2013 on the ground that there was no personal jurisdiction. Plaintiffs’ appeal of the dismissal of Koppers Holdings Inc. was dismissed in December 2013. In May, 2014, the Court entered an amended scheduling order for class certification, which sets a deadline of November 21, 2014 for completion of class discovery. Discovery on the merits is stayed until further order of the court.

The Company has not provided a reserve for this matter because, at this time, it cannot reasonably determine the probability of a loss, and the amount of loss, if any, cannot be reasonably estimated. The timing of resolution of this case cannot be reasonably determined. Although the Company is vigorously defending this case, an unfavorable resolution of this matter may have a material adverse effect on the Company’s business, financial condition, cash flows and results of operations.

3.	Virgin Islands.

Osmose, Inc. is currently a defendant in a putative class action lawsuit filed in the United States District Court of the Virgin Islands. The plaintiffs claim, on behalf of themselves and others similarly situated, that Osmose, Inc.’s wood preservative products and formulas are defective, and the complaint alleges the following causes of action: breach of contract, negligence, strict liability, fraud and violation of Virgin Islands Consumer Fraud and Deceptive Business Practices statute. The putative class is defined as all users (residential or commercial) of wood products treated with Osmose wood preserving products in the United States who purchased such wood products from January 1, 2004 to the present. Alternatively, plaintiffs allege that the putative class should be all persons and entities that have owned or acquired buildings or other structures physically located in the U.S. Virgin Islands that contain wood products treated with Osmose wood preserving products from January 1, 2004 to the present. The complaint alleges plaintiffs are entitled to unspecified “economic and compensatory damages”, punitive damages, costs and disgorgement of profits. The complaint further requests a declaratory judgment and injunction to establish an inspection and disposal program for class members’ structures.

The lawsuit was filed on July 16, 2014 and Osmose Inc.’s responsive pleading is due on August 18, 2014. However, Koppers Inc. understands that Osmose, Inc. is seeking a 21-day extension of time to file its responsive pleading. Koppers Inc. understands that the Court has not yet scheduled a class certification hearing or trial. Koppers Holdings Inc. has not provided a reserve for this matter because it is not a party to this lawsuit. In addition, even if Koppers was a party, it cannot reasonably determine the probability of a loss, and the amount of loss, if any, cannot be reasonably estimated. The timing of resolution of this case cannot be reasonably determined.

SCHEDULE 6.1.8

OWNED AND LEASED REAL PROPERTY

The following real property is either owned or leased by the borrower

Owned/
Facility	City	County	State	Country	Leased	Division	Type	Status
Clairton	Clairton	Allegheny	PA	USA	O	CMC	PF	Operating
Denver	Denver	Denver	CO	USA	O	RUP	PF	Operating
Florence	Florence	Florence	SC	USA	O	RUP	PF	Operating
Follansbee	Follansbee	Brooke	WV	USA	O	CMC	PF	Operating
Galesburg	Galesburg	Knox	IL	USA	L	RUP	PF	Operating
Green Spring	Green Spring	Hampshire	WV	USA	O	RUP	PF	Operating
Grenada*	Tie Plant	Grenada	MS	USA	O	RUP	PF	Operating
Guthrie	Guthrie	Todd	KY	USA	O	RUP	PF	Operating
Harmarville	Harmarville	Allegheny	PA	USA	L	Admin	Office	Operating
Huntington	Huntington		WV	Joints	L	RUP	Huntington	Operating
North Little Rock	North Little Rock	Pulaski	AR	USA	O	RUP	PF	Operating
Pittsburgh	Pittsburgh	Allegheny	PA	USA	L	Admin	Office	Operating
Portland	Portland	Multnomah	OR	USA	L	CMC	PF	Operating
Portsmouth	Portsmouth	Scioto	OH	USA	O	RUP	TY/PY	Operating
Roanoke	Salem	Roanoke	VA	USA	O	RUP	PF	Operating
Somerville	Somerville	Burleson	TX	USA	O	RUP	PF	Operating
Stickney	Stickney	Cook	IL	USA	O	CMC	PF	Operating
Susquehanna	Susquehanna	Susquehanna	PA	USA	O	RUP	PF	Operating
Montgomery	Montgomery	Montgomery	AL	USA	O	RUP	PF	Closed

CMC- Carbon Materials & Chemicals

RUP – Railroad Utility Products

Admin – offices

PF – Production Facility

TY/PY – Tie Yard / Pole Yard

* Closed Facility

Facility	City	State	Owned/ Leased	Division	Type of Yard
Carey	Carey	OH	L	RUP	Main Distribution Yard
New Haven	New Haven	CT	L	RUP	Main Distribution Yard
Dubuque	Dubuque	IA	L	RUP	Main Distribution Yard

Oklahoma City	Oklahoma City	OK	L	RUP	Main Distribution Yard
Hagerstown	Hagerstown	MD	L	RUP	Main Distribution Yard
Topeka	Topeka	KS	L	RUP	Main Distribution Yard
Benton	Benton	KS	L	RUP	Main Distribution Yard
Green Bay	Green Bay	WI	L	RUP	Main Distribution Yard
Salem	Salem	NJ	L	RUP	Main Distribution Yard
Council Bluffs	Council Bluffs	IA	L	RUP	Main Distribution Yard
South Windham	South Windham	CT	L	RUP	Main Distribution Yard
Rochester Dist Yard	Rochester	NY	L	RUP	Main Distribution Yard
Poplar Bluff	Poplar Bluff	MO	L	RUP	Pole Procurement
Lordstown	Lordstown	OH	L	RUP	Pole Procurement
Allendale	Allendale	SC	L	RUP	Pole Procurement
Morrison	Morrison	TN	L	RUP	Pole Procurement
Loogootee	Loogootee	IN	L	RUP	Pole Procurement
Fordyce	Fordyce	AR	L	RUP	Pole Procurement
Superior	Superior	WI	L	RUP	Pole Procurement
Corinth	Corinth	MS	L	RUP	Pole Procurement
Florence	Florence	AL	L	RUP	Pole Procurement
Portsmouth	Portsmouth	OR	L	RUP	Pole Procurement
Evergreen	Evergreen	SC	L	RUP	Pole Procurement
Loudonville	Loudonville	OH	L	RUP	Pole Procurement
Jackson	Jackson	TN	L	RUP	Pole Procurement

West Plains	West Plains	MO	L	RUP	Pole Procurement
Paducah	Paducah	KY	L	RUP	Pole Procurement
Orange	Orange	VA	L	RUP	Pole Procurement
Sedalia	Sedalia	MO	L	RUP	Pole Procurement
Mitchell	Mitchell	IN	L	RUP	Pole Procurement
Dillwyn	Dillwyn	VA	L	RUP	Pole Procurement
Crewe	Crewe	VA	L	RUP	Pole Procurement
Paintsville	Paintsville	KY	L	RUP	Pole Procurement
Beaver Dam	Beaver Dam	KY	L	RUP	Pole Procurement
South Alabama	South Alabama	AL	L	RUP	Pole Procurement
Smarr	Smarr	GA	L	RUP	Pole Procurement
Sedalia	Sedalia	MO	L	RUP	Tie Producer
Calico Rock	Calico Rock	AR	L	RUP	Tie Producer
Piedmont	Piedmont	MO	L	RUP	Tie Producer

Australian Subsidiaries

Facility	City	State	Country	Owned/ Leased	Division
Brisbane	Brisbane	Queensland	AU	Leased	Wood
Bunbury	Bunbury	Western Australia	AU	Owned/Leased	Wood
Grafton	Grafton	New South Wales	AU	Owned	Wood
Longford	Longford	Tasmania	AU	Owned	Wood
Mayfield	Mayfield, New Castle	New South Wales	AU	Owned	CMC
Port of Portland	Port of Portland	Victoria	AU	Leased	CMC
Takura	Takura	Queensland	AU	Leased	Wood
Sydney	Sydney	Wales	AU	Leased	Wood
Manilla	Manilla	Phillipines	Phillipines	Leased	Wood

European Subsidiaries

Stettin	Stettin	Poland	Poland	Leased	CMC
Scunthorpe	Scunthorpe	England	UK	Owned	CMC
Port Clarence	Port Clarence	England	UK	Owned	CMC
Nyborg	Nyborg	Nyborg	Denmark	Owned / Leased	CMC
Uithoorn	Uithoorn	Uithoorn	The Netherlands	Leased	CMC

Canadian Subsidiaries

Facility	City	State	Country	Owned/ Leased	Division
Ashcroft	Ashcroft	BC	Canada	Owned	Wood

China Subsidiaries

Facility	City	State	Country	Owned/ Leased	Division
Tianjin	Tianjin	PROC	China	Owned	CMC
Tangshan	Hebei	PBOC	China	Leased	CMC
Pizhou	Jiangsu	PBOC	China	Owned /Leased	Wood

1.	Leased Real Property

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
100 New Hermitage Drive, Office 2B Hermitage, MO 65668	Osmose Railroad Services, Inc. / J.P. Perry, LLC

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
302 Platte Clay Way Suites 201A, 201B 201C and Storage Space 3 Kearney, MO 64060	Osmose Railroad Services, Inc. / Waldo Properties, L.L.C.

184 A & B West Independence Blvd Mount Airy, NC 27030	Osmose Railroad Services, Inc. / Willow Centre Properties, LLC

11925 Pearl Road, Suite 207 Strongsville, OH	Osmose Railroad Services, Inc. / Strongsville Professional Building

52430 Duncan Avenue, Torch Lake Township, Houghton County, Michigan and Government Lot 3, Section 7, T55N, R32W, Torch Lake Township, Houghton County, Michigan with such exact boundaries as set forth in that certain Lease Agreement, dated September 2, 2008, by and between MSL Development, LLC and Peninsula Copper Industries, Inc.	Osmose, Inc. / MSL Development, LLC Osmose, Inc. sublets 2270.541 square feet of building space at 52430 Duncan Avenue, Hubbell, Michigan to Peninsula Copper Industries, Inc.

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
Tamarack Warehouse Tamarack City, MI	Osmose, Inc./ Harrington Ridge Coal & Stove LLC

3691 Tulane Road, Memphis, TN 372 Titan St. Memphis, TN 3183 Tranquility Dr. Memphis, TN 3333Asteroid Rd. Memphis, TN	Osmose, Inc./ Nickey Warehouse All locations owned by same landlord.

35 Crawford Crescent, Campbellville, Ontario, Canada L09 1B0	Timber Specialties Co./ Stonegate Properties Inc. in trust for 1540392 Ontario Inc.

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
9190 (& 9184) Twiss Road, Campbellville, ON L0P 1B0	1212814 Ontario Limited (aka Timber Preservatives and now amalgamated with Timber Specialties Co.) / 527049 Ontario Limited / Osmose Inc. is Guarantor

1212814 Ontario Limited (aka Timber Preservatives and now amalgamated with Timber Specialties Co.) subleases 9184 Twiss & a portion of 9190 Twiss to Goodfellow Inc.

Unit 697-2-4 Desa Kiaira Condominium 60000 Kuala Lumpur Jalan Damansara Malaysia	Protim Solignum Sdn Bhd / Tan Hui Chuan

6, Jalan 5, Kawasan Perusahaan, Bandar Sultan Sulaiman, Pelabuhan Klang, Selangor, 42000, Malaysia	Mastra Industries Sdn Bhd / Protim Solignum Sdn Bhd

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
19 Lebuh Sultan Mohamed 2, Bandar Sultan Sulaiman, Pelabuhan Klang, Selangor, 42000, Malaysia	Bumi Marine Sdn Bhd / Protim Solignum Sdn Bhd

152 Unit 1607, 16th Floor Chartered Square Building North Sathorn Road Silom Bangkok 10500, Thailand	Osmose (Thailand) Ltd. / Chartered Square Holding Co., Ltd.

Product warehouse space	Thep Siam Co. Ltd / Osmose Thailand Pty Ltd

Suite 5, Level 2 460 Church St. Parramatta NSW 2150 Australia	Osmose Australia Pty Ltd / Stourton Properties Pty Ltd

Unit 12/ 49 Jijaws St., Sumner Park, QLD, Australia	Osmose Australia Pty Ltd./ Binnalong Downs Pastoral Co. Pty Ltd

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
11 Jamestown Rd.	Protim Solignum Ltd / Burgess Galvin & Co. Ltd.
Inchicore

Dublin 8

Ireland

Kilmacraddock, Leixlip,	Protim Osmose Limited / Mrs. Mary O’Flaherty

County Kildare

Ireland

Plot 8 (Fieldhouse Lane) Marlow, Bucks, United Kingdom SL7 1LS	Protim Solignum Limited / the Urban District Council of Marlow / Wycombe District Council

Osmose, Inc. is guarantor

Lundinkatu 10 B 35, FI-061000 Porvoo	Ab Osmose Finland Oy / Henrik Osterman

Finland

Premises No 30-11- 2011/001	Ab Osmose Finland Oy. /
Ltd. NP Business centre
Sampetera Str. 2

1046 Riga, Latviacadastral No. 0100 076 0184

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
Lilla Garnisonsgatan 36	Osmose Sweden AB /

25467 Helsingborg	Nitton71 Fastighet & kapitalforvaltning AB

Sweden

Lilla Garnisonsgatan 33	Osmose Sweden AB /

25467 Helsingborg	JUMO Mat-och Reglerteknik AB

Sweden

Ekvandan 6	Osmose Sweden AB /

N. Vala	Humlans Minilager AB

Helsingborg

Sweden

Merkurius 3	Osmose Sweden AB / Nipstadens
Apt 0312, 2nd Floor	Fastighetsforvaltning AB

Storgatan 50

Solleftea

Sweden

St. Petri.g. 7	Holship Norway AS / Osmose Norway AS

NO-3003 Drammen

Norway

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
Myklerudveien	Univar AS / Osmose Norway AS

NO-1454 Fagerstrand

Norway

Espa	Jan Erik Johansen / Osmose Norway AS

Heidtun 2

NO-2338 Espa

Norway

Am Sagewerk 26 D- D-68526 Ladenburg Germany	Marion Zajonc /. Osmose Deutschland GmbH

Rua Alexandre Schlemm 531, Sala 02	Tecnologias De Madeiras Brasileiras Comercio de Preservantes Ltda. /

Barrio Anita Garibaldi, CEP 89202-181	Ironildo Osellame

Joinville

Estado do Santa Catarina

Brazil

Address	Osmose Entity Tenant / Landlord (as such names appear on the Leases)
Americo Vespucio Norte 2680 Oficina “62” complejo El Cortijo Comuna de Conchali	Comercial Osmose Chile Limitada / Patagonica Immobiliaria S.A. (sublessor) / Banco Santander-Chile

Código postal 8551378

Santiago – Region Metropolitanta

Paseo de la Castellana	Torre Europa / Osmose Spain S.L.
95-15

28046 Madrid Spain (virtual office)

2.	Owned Real Property

Property Address	Osmose Entity Record Title Owner/Holder	Lease or Use Rights Granted	Notes
Beardstown Township, Cass County, IL / 03-013-008-00	Osmose, Inc.	Use rights granted to Kevin Massie (no written lease)

1016 Everee Inn Road, Griffin, GA 30224	Osmose, Inc.

Property Address	Osmose Entity Record Title Owner/Holder	Lease or Use Rights Granted	Notes
Vacant Land, Everee Inn Road, Griffin, GA 30224	Osmose, Inc.

1141 Anne Street, Griffin, GA 30224	Osmose, Inc.	License for Right of Entry between Earthgrains Baking Companies, Inc. and Osmose Wood Preserving, Inc. dated November 17, 1997, filed for record November 26, 1997, recorded at Deed Book 1488, Page 347, Spalding County, Georgia Records.
1142 Anne Street, Griffin, GA 30224	Osmose, Inc.

1143 Anne Street, Griffin, GA 30224	Osmose, Inc.

1145 Anne Street, Griffin, GA 30224	Osmose, Inc.

5150-5151 South Loop East, Houston, TX 77033	Wood Protection LP

4518 Tompkins Drive, Madison, WI 53716	Osmose Railroad Services, Inc.

4546 Tompkins Drive, Madison, WI 53716	Osmose Railroad Services, Inc.

4602 Tompkins Drive, Madison, WI 53716	Osmose Railroad Services, Inc.

3450 Fite Rd, Millington TN 38053-8310	Osmose, Inc.

103 Robertson Rd, Rock Hill, SC 29730	Osmose, Inc.

Property Address	Osmose Entity Record Title Owner/Holder	Lease or Use Rights Granted	Notes
Cafpirco Rd. Mt. Gambier, SA 5290 Australia	Osmose Australia Pty Ltd.

25 Buckley Grove, Moolap, Victoria 3219 Australia	Osmose Australia Pty Ltd.

8 Mayo Road Wiri, Manukau Auckland New Zealand	Osmose New Zealand

14 Mayo Road Wiri, Manukau Auckland New Zealand	Osmose New Zealand

23 Yukon Place Hornby, Christchurch New Zealand	Osmose New Zealand

Fieldhouse Lane, Marlow, Bucks SL7 1LS UK	Protim Solignum Limited

Lingfield Way Yarm Road Industrial Estate Darlington, County Durham DL14QA UK	Protim Solignum Limited

Property Address	Osmose Entity Record Title Owner/Holder	Lease or Use Rights Granted	Notes
Stan Robinson (Stafford) Limited Darlington Road, Darlington, County Durham United Kingdom Postal Code: DL1 4PT	Protim Solignum Limited

SCHEDULE 6.1.13

CONSENTS AND APPROVALS

None

SCHEDULE 6.1.15

PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.

Patents:

The report (Patent Property Report) which is attached to this Schedule is incorporated by reference into this Schedule 6.1.15.

Trademarks:

The report (Trademark Property Report) which is attached to this Schedule is incorporated by reference into this Schedule 6.1.15.

Copyrights:

None

Tradenames and Common Law Marks:2

CARBOMOD

KFOAM

KOPPERS

KOPPERS (IN CHINESE)

KOPPERS (IN CHINESE-IN INTAGLIO)

KOPPERS (STYLIZED)

KOPPERS (STYLIZED-IN INTAGLIO)

KOPPERS AND DESIGN

KOPPERS AND DESIGN (FULL CIRCLE)

KOPPERS AND DESIGN (OCTAGONAL)

KOPPERS AND DESIGN (SEMI-CIRCULAR)

NORSlP

TAR-GLAS – abandoned

ONYX

ORGOL

Licenses:

1.	The Borrower and/or its Subsidiaries hold various software and/or technology licenses for the use of software and/or technology at locations around the world.

2.	The Borrower and/or its Subsidiaries hold various environmental, health and safety licenses issued by local, state, federal or other regulatory authorities related to the operation of their facilities.

3.	The Borrower and/or its Subsidiaries hold various licenses related to the operation of certain equipment at locations around the world.

2	To the extent registered or pending registration, recorded owners of such tradenames are set forth on the Trademark Property Report attached to this Schedule.

KOPPERS DELAWARE, INC.

Trademark Report By Mark Family	Printed: 3/7/2013

Search Criteria

Client	280714

Status	ACTIVE

Display Options

Goods	All

Images	All

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

CARBOMOD

EUROPEAN UNION (C	12-126-CT	10/6/2003	3393741	4/19/2005	3393741	REGISTERED	01, 04, 19

	CLASS	DESCRIPTION

	01	EVT (EQUI-VISCOUS TEMPERATURES) TAR, PHTHALIC ANHYDRIDE

	04	BENZENE, CRUDE BENZOLE, BASE OILS, CARBOLIC OIL, BENZOLE ABSORBING OIL, COAL TAR OIL MIXTURES

	19	ALUMINUM PITCH SOLIDS, ALUMINUM PITCH LIQUIDS, LIQUID PITCHES, PENCIL PITCH, SPECIAL PITCHES, ANTHRACENE PASTE

KFOAM

UNITED STATES	05-214-US	9/13/2005	78/711,858	10/16/2007	3,313,879	REGISTERED	17

	CLASS	DESCRIPTION

	17	CARBON, GRAPHITE AND COMPOSITE FOAM MATERIALS USED FOR HEAT TRANSFER AND THERMAL MANAGEMENT APPLICATIONS

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

KOPPERS (IN CHINESE)

CHINA	02-131-CN-1	8/27/1998	9800098184	1/14/2000	1352569	REGISTERED	01

	CLASS	DESCRIPTION

	01	CHEMICALS USED IN INDUSTRY (INCLUDES CARBON BLACK FEEDSTOCK AND NAPHTHALENE); CHEMICALS USED IN AGRICULTURE (EXCLUDING PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES); CHEMICALS USED IN HORTICULTURE (EXCLUDING PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES); CHEMICALS USED IN FORESTRY (EXCLUDING PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES)

CHINA	02-131-CN-2	8/27/1998	9800098148	2/28/2000	1368007	REGISTERED	02

	CLASS	DESCRIPTION

	02	DYESTUFFS; PAINT; WOOD PRESERVING AGENTS (INCLUDES CREOSOTE); COLOURING AGENTS

CHINA	02-131-CN-3	8/27/1998	9800098149	1/28/2000	1358056	REGISTERED	04

	CLASS	DESCRIPTION

	04	FUELS; DUST LAYING COMPOSITIONS

CHINA	02-131-CN-5	10/16/1998	9800116941	1/28/2000	1358307	REGISTERED	05

	CLASS	DESCRIPTION

	05	PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES

CHINA	02-131-CN-6	11/9/1998	9800126487	3/28/2000	1378347	REGISTERED	19

	CLASS	DESCRIPTION

	19	TREATED WOODEN FRAMES; TREATED WOODEN DECKING; TREATED CONSTRUCTION TIMBER; TREATED WOODEN TELEGRAPH POLES; TREATED TIMBER FOR BRIDGES; TREATED WOODEN FOUNDATION PILING; TREATED WOODEN MARINE PILING; BINDING MATERIALS FOR ROAD REPAIR; ROAD COATING MATERIALS; SEMI-WORKED WOOD (INCLUDES PITCH)

CHINA	02-131-CN-7	8/27/1998	9800098148	2/28/2000	1367822	REGISTERED	19

	CLASS	DESCRIPTION

	19	NON-METALLIC BUILDING MATERIALS; ASPHALT; TAR; PORTABLE NON-METALLIC BUILDING STRUCTURES (INCLUDES PITCH)

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

CHINA	02-131-CN-9	8/27/1998	9800098154	1/28/2000	1359827	REGISTERED	39

	CLASS	DESCRIPTION

	39	TRANSPORT, STORAGE

CHINA	02-131-CN-10	8/27/1998	9800098155	1/21/2000	1357381	REGISTERED	42

	CLASS	DESCRIPTION

	42	ENGINEERING, NON-TRADE PROFESSIONAL CONSULTING

CHINA	02-131-CN-4	8/27/1998	9800098150	12/21/1999	1345845	REGISTERED	05

	CLASS	DESCRIPTION

	05	PHARMACEUTICALS; DISINFECTANTS

KOPPERS (IN CHINESE-IN INTAGLIO)

CHINA	02-132-CN-4	8/27/1998	9800098178	12/21/1999	1345844	REGISTERED	05

	CLASS	DESCRIPTION

	05	PHARMACEUTICALS; DISINFECTANTS

KOPPERS (STYLIZED)

CHINA	02-123-CN-9	8/27/1998	980098163	1/28/2000	1359825	REGISTERED	39

	CLASS	DESCRIPTION

	39	TRANSPORT, STORAGE

CHINA	02-123-CN-7	11/9/1998	9800126488	3/28/2000	1378208	REGISTERED	19

	CLASS	DESCRIPTION

	19	TREATED WOODEN FRAMES; TREATED WOODEN DECKING; TREATED CONSTRUCTION TIMBER; TREATED WOODEN TELEGRAPH POLES, TREATED TIMBER FOR BRIDGES; TREATED WOODEN FOUNDATION PILING; TREATED WOODEN MARINE PILING; BINDING MATERIALS FOR ROAD REPAIR; ROAD COATING MATERIALS; SEMI-WORKED WOOD (INCLUDES PITCH)

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

CHINA	02-123-CN-1	8/27/1998	980098156	1/14/2000	1352578	REGISTERED	01

	CLASS	DESCRIPTION

	01	CHEMICALS USED IN INDUSTRY (INCLUDES CARBON BLACK FEEDSTOCK AND NAPHTHALENE); CHEMICALS USED IN AGRICULTURE (EXCLUDING PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES); CHEMICALS USED IN HORTICULTURE (EXCLUDING PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES); CHEMICALS USED IN FORESTRY (EXCLUDING PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES)

CHINA	02-123-CN-5	10/16/1998	9800116940	1/28/2000	1358309	REGISTERED	05

	CLASS	DESCRIPTION

	05	PESTICIDES, FUNGICIDES, HERBICIDES, INSECTICIDES, GERMICIDES, PARASITICIDES

CHINA	02-123-CN-6	8/27/1998	9800098157	2/28/2000	1367801	REGISTERED	19

	CLASS	DESCRIPTION

	19	NON-METALLIC BUILDING MATERIALS; ASPHALT; TAR; PORTABLE NON-METALLIC BUILDING STRUCTURES (INCLUDES PITCH)

CHINA	02-123-CN-4	8/27/1998	9800098159	12/21/1999	1345804	REGISTERED	05

	CLASS	DESCRIPTION

	05	PHARMACEUTICALS; DISINFECTANTS

CHINA	02-123-CN-3	8/27/1998	9800098158	1/28/2000	1358054	REGISTERED	04

	CLASS	DESCRIPTION

	04	FUELS; DUST LAYING COMPOSITIONS

CHINA	02-123-CN-2	8/27/1998	9800098157	2/28/2000	1368006	REGISTERED	02

	CLASS	DESCRIPTION

	02	DYESTUFFS; PAINT; WOOD PRESERVING AGENTS (INCLUDES CREOSOTE); COLOURING

JAPAN	02-123-JP	6/7/1984	597381984	9/30/1993	2576356	REGISTERED	01, 02, 19

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	01	CHEMICALS AND MEDICINES

	02	PAINTS, VARNISHES, LACQUERS, PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; COLOURANTS; MORDANTS; RAW NATURAL RESINS; METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS

	19	BUILDING MATERIALS (NONMETALLIC); NONMETALLIC RIGID PIPES FOR BUILDING, ASPHALT, PITCH AND BITUMEN, NONMETALLIC TRANSPORTABLE BUILDINGS, MONUMENTS, NOT OF METAL

KOPPERS AND DESIGN (FULL CIRCLE)

AUSTRALIA	02-118-AU	7/12/1985	N/A	7/12/1985	B429785	REGISTERED	19

	CLASS	DESCRIPTION

	19	TREATED WOOD AND TIMBER, IN PARTICULAR, PRESSURE-TREATED AND/OR PRESERVATIVE-TREATED WOOD PRODUCTS, INCLUDING ROUND-WOOD PRODUCTS FOR LANDSCAPING; BUILDING POLES FOR POLE FRAME CONSTRUCTION; AND SAWN TIMBERS; EXCEPT REFRACTORY MATERIALS

KOPPERS AND DESIGN (OCTAGONAL)

AUSTRALIA	02-117-AU	7/12/1985	B429772	7/12/1985	B429772	REGISTERED	19

	CLASS	DESCRIPTION

	19	TREATED WOOD AND TIMBER, IN PARTICULAR, PRESSURE-TREATED AND/OR PRESERVATIVE-TREATED WOOD PRODUCTS, INCLUDING ROUND-WOOD PRODUCTS FOR LANDSCAPING; BUILDING POLES FOR POLE FRAME CONSTRUCTION; AND SAWN TIMBERS; EXCEPT REFRACTORY MATERIALS

KOPPERS AND DESIGN (SEMI-CIRCULAR)

AUSTRALIA	02-116-AU	7/12/1985	N/A	7/12/1985	B429784	REGISTERED	19

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	19	TREATED WOOD AND TIMBER, IN PARTICULAR, PRESSURE-TREATED AND/OR PRESERVATIVE-TREATED WOOD PRODUCTS, INCLUDING ROUND-WOOD PRODUCTS FOR LANDSCAPING; BUILDING POLES FOR POLE FRAME CONSTRUCTION; AND SAWN TIMBERS; EXCEPT REFRACTORY MATERIALS

KOPPERS AND DESIGN

AUSTRALIA	03-118-AU	5/29/2003	955898	12/10/2004	955898	REGISTERED	01, 02, 04, 17, 19

	CLASS	DESCRIPTION

	17	ISOCYANURATE, URETHANE OR PHENOLIC FOAM INSULATION MATERIALS

	19	CRUDE OIL, TAR AND PITCHES; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION; NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS; NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATING FOR BRUSHING AND SPRAYING

	01	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

	02	WOOD PRESERVATIVES, NAMELY CREOSOTE AND CREOSOTE SOLUTIONS

	04	FUEL, NAMELY COKE; AND FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE AS INDUSTRIAL LUBRICANTS

CANADA	03-118-CA	8/6/2004	1226201	1/19/2007	679870	REGISTERED	NA

	CLASS	DESCRIPTION

	NA	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS, WOOD PRESERVATIVES NAMELY CREOSOTE AND CREOSOTE SOLUTIONS, FUEL, NAMELY COKE; AND FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

		USE AS INDUSTRIAL LUBRICANTS; ISOCYANURATE, URETHANE AND PHENOLIC FOAM INSULATION MATERIALS; CRUDE OIL COAL TAR AND PITCHES; PRESERVATIVE TREATED LUMBER, BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION; NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYSTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING

CHINA	03-118-CN	10/8/2003	3742247	8/21/2005	3742247	REGISTERED	01

	CLASS	DESCRIPTION

	01	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALINE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE AND MALEIC ANHYDRIDE SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

CHINA	03-118-CN-2	10/8/2003	3742248	2/14/2006	3742248	REGISTERED	02

	CLASS	DESCRIPTION

	02	WOOD PRESERVATIVES, NAMELY CREOSOTE FOR WOOD PRESERVATION

CHINA	03-118-CN-3	10/8/2003	3742250	5/28/2005	3742250	REGISTERED	04

	CLASS	DESCRIPTION

	04	FUEL; FLOATATION OILS, COAL TAR NEUTRAL OILS, TAR ACID OILS FOR USE AS INDUSTRIAL LUBRICANTS (INCLUDES CARBON BLACK FEEDSTOCK)

CHINA	03-118-CN-4	10/8/2003	3742249	7/14/2005	3742249	REGISTERED	17

	CLASS	DESCRIPTION

	17	ISOCYANURATE, URETHANE OR PHENOLIC FOAM INSULATION MATERIALS

CHINA	03-118-CN-5	10/8/2003	3742251	1/7/2006	3742251	REGISTERED	19

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	19	CRUDE OIL, TAR AND PITCHES; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION, NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY, ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING; BITUMINOUS COATINGS FOR PROTECTING ROOFING; BITUMINOUS COATING FOR PROTECTION SIDING; BITUMINOUS COATING FOR PROTECTING VALLEYS

EUROPEAN UNION (C	03-118-CT	10/6/2003	3393725	4/25/2005	3393725	REGISTERED	01, 02, 04, 17, 19

	CLASS	DESCRIPTION

	01	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY, QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

	02	WOOD PRESERVATIVES, NAMELY, CREOSOTE AND CREOSOTE SOLUTIONS

	04	FUEL, NAMELY, COKE AND FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE AS INDUSTRIAL LUBRICANTS

	17	ISOCYANURATE, URETHANE OR PHENOLIC FOAM INSULATION MATERIALS

	19	CRUDE OIL, TAR AND PITCHES; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION, NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; BITUMINOUS-COATED SURFACES; BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY, ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING

JAPAN	03-118-JP	8/12/2004	2004074938	12/2/2005	4912572	REGISTERED	01, 02, 04, 17, 19

	CLASS	DESCRIPTION

	01	ORGANIC ACIDS, NAPHTHALENE, CARBON BLACK FOR INDUSTRIAL PURPOSES, OTHER CHEMICALS, UNPROCESSED PLASTICS

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	02	CREOSOTE FOR WOOD PRESERVATIVES, OTHER WOOD PRESERVATIVES

	04	FUEL, COAL TAR OILS, INDUSTRIAL OILS, INDUSTRIAL MATERIALS

	17	ELECTRICAL, THERMAL AND ACOUSTIC INSULATION MATERIALS

	19	COAL TAR, OTHER TARS AND PITCHES, UTILITY POLES, NOT OF METAL, RAILROAD CROSSTIES, NOT OF METAL, PRESERVATIVE TREATED LUMBER, OTHER BUILDING TIMBER; CEMENTS AND THEIR PRODUCTS; ROOF COVERINGS, NOT OF METAL; BUILDING MATERIALS (NON-METALLIC)

MEXICO	03-118-MX-2	1/19/2005	697481	4/18/2005	876173	REGISTERED	02

	CLASS	DESCRIPTION

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; COLORANTS; MORDANTS, RAW NATURAL RESINS; METALS FOR FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS

MEXICO	03-118-MX-1	8/27/2004	674074	5/27/2005	883632	REGISTERED	01

	CLASS	DESCRIPTION

	01	CHEMICALS USED IN INDUSTRY, SCIENCE AND PHOTOGRAPHY, AS WELL AS IN AGRICULTURE, HORTICULTURE AND FORESTRY; UNPROCESSED ARTIFICIAL RESINS; UNPROCESSED PLASTICS; MANURES; FIRE EXTINGUISHING COMPOSITIONS; TEMPERING AND SOLDERING PREPARATIONS; CHEMICAL SUBSTANCES FOR PRESERVING FOODSTUFFS; TANNING SUBSTANCES; ADHESIVES USED IN INDUSTRY

MEXICO	03-118-MX-3	8/27/2004	674075	3/7/2005	871582	REGISTERED	04

	CLASS	DESCRIPTION

	04	INDUSTRIAL OILS AND GREASES; LUBRICANTS; DUST ABSORBING, WETTING AND BINDING COMPOSITIONS; FUELS (INCLUDING MOTOR SPIRIT) AND ILLUMINANTS; CANDLES AND WICKS FOR LIGHTING

MEXICO	03-118-MX-4	8/27/2004	674076	9/23/2005	900465	REGISTERED	17

	CLASS	DESCRIPTION

	17	RUBBER, GUTTA-PERCHA, GUM, ASBESTOS, MICA AND GOODS MADE FROM THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; PLASTICS IN EXTRUDED FORM FOR USE IN MANUFACTURE; PACKING, STOPPING AND INSULATING MATERIALS; FLEXIBLE PIPES, NOT OF METAL

SOUTH AFRICA	03-118-ZA-4	8/11/2004	200413685	6/28/2010	200413685	REGISTERED	17

	CLASS	DESCRIPTION

	17	RUBBER, GUTTA-PERCHA, GUM, ASBESTOS, MICA AND GOODS MADE FROM THESE

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

MATERIALS AND NOT INCLUDED IN OTHER CLASSES; PLASTICS IN EXTRUDED FORM FOR USE IN MANUFACTURE; PACKING, STOPPING AND INSULATING MATERIALS INCLUDING ISOCYANURATE, URETHANE AND PHENOLIC FOAM INSULATION MATERIALS; FLEXIBLE PIPES, NOT OF METAL

SOUTH AFRICA	03-118-ZA-1	8/11/2004	200416888	6/28/2010	200413688	REGISTERED	01

	CLASS	DESCRIPTION

	01	CHEMICALS USED IN INDUSTRY, SCIENCE AND PHOTOGRAPHY, AS WELL AS IN AGRICULTURE, HORTICULTURE AND FORESTRY INCLUDING ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TA ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS; UNPROCESSED ARTIFICIAL RESINS; UNPROCESSED PLASTICS; MANURES; FIRE EXTINGUISHING COMPOSITIONS; TEMPERING AND SOLDERING PREPARATIONS; CHEMICAL SUBSTANCES FOR PRESERVING FOODSTUFFS; TANNING SUBSTANCES; ADHESIVE USED IN INDUSTRY

SOUTH AFRICA	03-118-ZA-3	8/11/2004	200413686	6/28/2010	200413686	REGISTERED	04

	CLASS	DESCRIPTION

	04	INDUSTRIAL OILS AND GREASES; LUBRICANTS INCLUDING FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE AS INDUSTRIAL LUBRICANTS; DUST ABSORBING, WETTING AND BINDING COMPOSITIONS; FUELS INCLUDING MOTOR SPIRIT AND COKE, AND ILLUMINANTS; CANDLES WICKS

SOUTH AFRICA	03-118-ZA-2	8/11/2004	200413687	6/28/2010	200413687	REGISTERED	02

	CLASS	DESCRIPTION

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD INCLUDING WOOD PRESERVATIVES, NAMELY CREOSOTE AND CREOSOTE SOLUTIONS; COLOURANTS, MORDANTS; RAW NATURAL RESINS, METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS

SOUTH AFRICA	03-118-ZA-5	8/11/2004	200413684	6/28/2010	200413684	REGISTERED	19

	CLASS	DESCRIPTION

	19	BUILDING MATERIALS (NON-METALLIC); NON-METALLIC RIGID PIPES FOR BUILDING; ASPHALT, PITCH AND BITUMEN; CRUDE COAL TAR AND PITCHES; PRESERVATIVE TREADED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION; NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS; NAMELY, PILINGS, POLES, POSTS,

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS, POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING NON-METALLIC TRANSPORTABLE BUILDING MONUMENTS, NOT OF METAL

TAIWAN	03-118-TW	8/11/2004	093037399			PENDING	01, 02, 04, 17, 19

	CLASS	DESCRIPTION

	01	INDUSTRIAL CHEMICALS, SCIENTIFIC CHEMICALS; ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACIDS OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

	02	WOOD PRESERVATIVE, NAMELY CREOSOTE AND CREOSOTE SOLUTIONS

	04	GAS FUELS, LIQUID FUELS AND SOLID FUELS, COKE; AND GREASES FOR INDUSTRIAL USE, LUBRICATING OILS, SOLID FUELS; FUEL, NAMELY COKE; AND FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE AS INDUSTRIAL MATERIALS

	17	ISOCYANURATE, URETHANE AND PHENOLIC FOAM INSULATION MATERIALS

	19	CRUDE COAL TAR AND PITCHES; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION; NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES; FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALT ROOF COATINGS FOR BRUSHING AND SPRAYING

UNITED STATES	03-118-US	4/7/2003	76/504,825	4/25/2006	3,085,821	REGISTERED	01, 02, 19

	CLASS	DESCRIPTION

	01	NAPHTHALENE, PHTHALIC ANHYDRIDE SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

	02	WOOD PRESERVATIVES, NAMELY CREOSOTE AND CREOSOTE SOLUTIONS

	19	CRUDE COAL TAR AND PITCHES; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION, NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

SURFACES; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER; LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING

UNITED STATES	12-127-US	7/10/2012	85/673,152			PENDING	17, 19

	CLASS	DESCRIPTION

	17	NON-METALLIC BUILDING MATERIALS, NAMELY, CARBON, GRAPHITE AND COMPOSITE FOAM, AND SYNTHETIC GRAPHITE, FOR HEAT TRANSFER AND THERMAL MANAGEMENT APPLICATIONS, INSULATING AND FLAME RETARDANT MATERIALS, THERMAL INTERFACE MATERIALS, BLAST ABATEMENT MATERIALS, ROOFING MATERIALS, STRUCTURAL APPLICATIONS, AND ELECTRICALLY CONDUCTIVE APPLICATIONS

	19	CARBON, GRAPHITE AND COMPOSITE FOAM, AND SYNTHETIC GRAPHITE, FOR HEAT TRANSFER AND THERMAL MANAGEMENT APPLICATIONS, INSULATING AND FLAME RETARDANT MATERIALS, THERMAL INTERFACE MATERIALS, BLAST ABATEMENT MATERIALS, ROOFING MATERIALS, STRUCTURAL APPLICATIONS, AND ELECTRICALLY CONDUCTIVE APPLICATIONS

KOPPERS

AUSTRALIA	02-112-AU-7	7/18/1969	N/A	7/18/1969	B230715	REGISTERED	01

	CLASS	DESCRIPTION

	01	NAPHTHALENE, CREOSOTE AND OTHER SUCH PRODUCTS DERIVED FROM COAL TAR OR MADE FROM SUBSTANCES OR MIXTURES CONTAINING COAL TAR, ALL BEING CHEMICAL PRODUCTS FOR USE IN INDUSTRY

AUSTRALIA	02-112-AU-6	6/10/1981	B361298	6/10/1981	B361298	REGISTERED	19

	CLASS	DESCRIPTION

	19	PRESERVATIVE TREATED WOOD PRODUCTS, EXCLUDING REFRACTORY MATERIALS; BUILDING MATERIALS (NONMETALLIC); NONMETALLIC RIGID PIPES FOR BUILDING; ASPHALT, PITCH AND BITUMEN; NONMETALLIC TRANSPORTABLE BUILDINGS; MONUMENTS, NOT OF METAL

AUSTRALIA	02-112-AU-5	7/18/1969	A293576	7/18/1969	A293576	REGISTERED	01

	CLASS	DESCRIPTION

	01	NAPHTHALENE, BEING A COAL TAR DERIVED PRODUCT FOR USE IN INDUSTRY

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

AUSTRALIA	02-112-AU-4	7/18/1969	A293575	7/18/1969	A293575	REGISTERED	02

	CLASS	DESCRIPTION

	02	CREOSOTE DERIVED FROM COKE OVEN TAR AND BEING A PRESERVATIVE FOR WOOD, AND COAL TAR ENAMELS BEING ANTI-CORROSIVE COATING MATERIALS

AUSTRALIA	02-112-AU-3	6/10/1981	B361299	6/10/1981	B361299	REGISTERED	02

	CLASS	DESCRIPTION

	02	WOOD PRESERVATIVE CHEMICALS AND COMPOSITIONS

AUSTRALIA	02-112-AU-2	7/18/1969	B293574	7/18/1969	B293574	REGISTERED	19

	CLASS	DESCRIPTION

	19	PITCH INCLUDING ELECTRODE BINDER REFRACTORY PITCH AND TAPHOLE PITCH; ROAD TARS AND BLENDED TAR AND PITCH COATING MATERIALS IN THIS CLASS ALL THE AFORESAID GOODS BEING DERIVED FROM COKE OVEN TAR, AND ALL OTHER GOODS, EXCEPT REFRACTORY MATERIALS; BUILDING MATERIALS (NONMETALLIC); NONMETALLIC RIGID PIPES FOR BUILDING, ASPHALT PITCH AND BITUMEN NONMETALLIC TRANSPORTABLE BUILDING, MONUMENTS NOT OF METAL

AUSTRALIA	02-112-AU-1	7/18/1969	N/A	7/18/1969	A230716	REGISTERED	19

	CLASS	DESCRIPTION

	19	PITCH INCLUDING ELECTRODE BINDER PITCH, REFRACTORY PITCH AND TADPOLE PITCH; ROAD TARS AND BLENDED TAR AND PITCH COATING MATERIALS IN THIS CLASS, ALL THE AFORESAID GOODS BEING DERIVED FROM COKE AND TAR

AUSTRALIA	02-112-AU-8	4/18/2005	1050872	11/28/2005	1050872	REGISTERED	40

	CLASS	DESCRIPTION

	40	TREATMENT OF MATERIALS, INCLUDING TREATMENT OF WOOD PRODUCTS FOR OTHERS

BAHRAIN	02-112-BH	12/12/2005	46315	6/15/2008	46315	REGISTERED	19

	CLASS	DESCRIPTION

	19	COAL TAR PITCH

CANADA	02-112-CA-1	7/10/1972	355075	7/13/1973	TMA192633	REGISTERED	NA

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	NA	COKE, CRUDE COAL TARS AND PITCHES; ASPHALT; MINERAL AGGREGATES; SYNTHETIC RESINS, NAMELY, AMINO, VINYL, ALKYD, POLYESTER, AND ACRYLIC RESINS; CHLORINATED RUBBER; AND CHEMICALLY TREATED TIMBER, BITUMINOUS AND ASPHALTIC PAVING MATERIALS, NAMELY, PRIMERS, EMULSIONS, BINDERS, SEALERS, AND PAVEMENT REJUVENATORS; PRINTED HOUSE ORGAN PUBLICATIONS ISSUED PERIODICALLY AND PAMPHLETS FOR SHEETS ISSUES FROM TIME TO TIME

CANADA	02-112-CA-2	2/10/1933	161378	2/10/1933	UCA001052	REGISTERED	NA

	CLASS	DESCRIPTION

	NA	ROOFING MATERIALS, ROAD MATERIALS, COAL TARS, WATER GAS TARS, PITCHES, PITCH COKE AND CHEMICAL PRODUCTS, SUCH AS FERTILIZERS, DISINFECTANTS, DEODORANTS, INSECTICIDES, FUNGICIDES, PAINTS AND WOOD PRESERVING OILS AND COMPOUNDS, TAR ACIDS, LIGHT OILS, SULFUR AND THE LIKE

CHINA	11-089-CN-1	5/30/2011	9529529	6/21/2012	9529529	REGISTERED	01

	CLASS	DESCRIPTION

	01	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

CHINA	11-089-CN-2	5/30/2011	9529528	6/21/2012	9529528	REGISTERED	02

	CLASS	DESCRIPTION

	02	WOOD PRESERVATIVES, NAMELY CREOSOTE FOR WOOD PRESERVATION

CHINA	11-089-CN-3	5/30/2011	9529527	6/21/2012	9529527	REGISTERED	04

	CLASS	DESCRIPTION

	04	FUEL; FLOATATION OILS, COAL TAR NEUTRAL OILS; TAR ACID OILS FOR USE AS INDUSTRIAL LUBRICANTS (INCLUDES CARBON BLACK FEEDSTOCK)

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

CHINA	11-089-CN-5	5/30/2011	9529526	6/21/2012	9529526	REGISTERED	19

	CLASS	DESCRIPTION

	19	CRUDE OIL TAR AND PITCHES; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION: NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING; BITUMINOUS COATINGS FOR PROTECTING ROOFING; BITUMINOUS COATING FOR PROTECTING SIDING; BITUMINOUS COATING FOR PROTECTING VALLEYS

EGYPT	02-112-EG-2	12/13/2005	181216	3/4/2009	181216	REGISTERED	01

	CLASS	DESCRIPTION

	01	NAPHTHALENE

EUROPEAN UNION (C	02-112-CT	8/30/2000	001838259	10/16/2001	001838259	REGISTERED	01, 02, 04

	CLASS	DESCRIPTION

	01	CHEMICALS, NAMELY NAPHTHALENE, BENZENE AND SODIUM PHENOLATE

	02	RESINS AND PRESERVATIVES, NAMELY CREOSOTE

	04	INDUSTRIAL OILS AND GREASED, NAMELY COAL TAR DERIVATIVES, INCLUDING OILS, PITCHES AND TARS

FIJI	02-112-FJ	4/28/2005	N/A	8/2/2006	2782005	REGISTERED	50

	CLASS	DESCRIPTION

	50	(LOCAL) GOODS MANUFACTURED FROM WOOD NOT INCLUDED IN OTHER CLASSES, INCLUDING TREATED TIMBER LUMBER, AND TREATED WOOD PRODUCTS

FIJI	02-112-FJ-2	4/28/2005	N/A	8/2/2006	2772005	REGISTERED	17

	CLASS	DESCRIPTION

	17	(LOCAL) MANUFACTURES FROM WOOD FOR BUILDING, INCLUDING TREATED TIMBER, TREATED LUMBER, AND TREATED WOOD PRODUCTS

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

FRANCE	02-112-FR	6/30/1997	31126	7/28/1967	1539181	REGISTERED	01, 02, 06, 07, 09, 16, 17, 19, 20, 26, 28

	CLASS	DESCRIPTION

	01	ARTIFICIAL AND SYNTHETIC RESINS, THERMOPLASTIC OR THERMOADHESIVE; MATERIALS AND FILM FOR FABRICATION OF TUBES, COLORANTS, VARNISHES, LACQUERS, MATERIALS TO PROTECT AGAINST RUST, WOOD PRESERVATIVES, ANTI-CORROSIVES, MATERIALS FOR CONSTRUCTION OF RAILROADS, PACKING AND DRUMS FOR INDUSTRIAL USE; MATERIALS FOR PACKING HOUSEHOLD AND INDUSTRIAL PRODUCTS; PISTONS, RINGS FOR INDUSTRIAL USE; INDUSTRIAL FANS; INSTALLATIONS AND EQUIPMENT FOR PRODUCTION OF ALL KINDS OF PACKAGING; SOUND CONTROL EQUIPMENT; MATERIALS FOR PACKING HOUSEHOLD AND INDUSTRIAL PRODUCTS PACKAGING; OBJECTS MADE OF ARTIFICIAL AND SYNTHETIC RESINS, THERMOPLASTIC OR THERMOADHESIVE; PANELS FOR AUTOMOBILES ; MATERIALS FOR WELDING, INSULATION INSTALLATIONS, SHAFT JOINTS; PANELS; CONSTRUCTION LUMBER, FLOOR AND ROOFING MATERIALS, FURNITURE, MIRRORS, FRAMES, BUTTON BANKS AND MOLDS; SPORTS ITEMS, TOYS GAMES

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; COLOURANTS, MORDANTS; RAW NATURAL RESINS; METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS

	06	COMMON METALS AND THEIR ALLOYS; METAL BUILDING MATERIALS; TRANSPORTABLE BUILDINGS OF METAL, MATERIALS OF METAL FOR RAILWAY TRACKS NONELECTRIC CABLES AND WIRES OF COMMON METAL; IRONMONGERY, SMALL ITEMS OF METAL HARDWARE PIPES AND TUBES OF METAL, SAFES; GOODS OF COMMON METALS NOT INCLUDED IN OTHER CLASSES; ORES

	07	MACHINES AND MACHINE TOOLS; MOTORS AND ENGINES (EXCEPT FOR LAND VEHICLES); MACHINE COUPLING AND TRANSMISSION COMPONENTS (EXCEPT FOR LAND VEHICLES); AGRICULTURAL IMPLEMENTS OTHER THAN HAND-OPERATED; INCUBATORS FOR EGGS

	09	SCIENTIFIC, NAUTICAL, SURVEYING, PHOTOGRAPHIC, CINEMATOGRAPHIC, OPTICAL, WEIGHING, MEASURING, SIGNALING, CHECKING (SUPERVISION), LIFESAVING AND TEACHING APPARATUS AND INSTRUMENTS; APPARATUS AND INSTRUMENTS FOR CONDUCTING, SWITCHING, TRANSFORMING, ACCUMULATING, REGULATING OR CONTROLLING ELECTRICITY; APPARATUS FOR RECORDING, TRANSMISSION OR REPRODUCTION OF SOUND OR IMAGES; MAGNETIC DATA CARRIERS, RECORDING DISCS, AUTOMATIC VENDING MACHINES AND MECHANISMS FOR COIN OPERATED APPARATUS; CASH REGISTERS, CALCULATING MACHINES, DATA PROCESSING EQUIPMENT AND COMPUTERS, FIRE-EXTINGUISHING APPARATUS

	16	PAPER, CARDBOARD AND GOODS MADE FROM THESE MATERIALS, NOT INCLUDED IN OTHER CLASSES; PRINTED MATTER; BOOKBINDING MATERIAL, PHOTOGRAPHS, STATIONERY; ADHESIVES FOR STATIONERY OR HOUSEHOLD PURPOSES; ARTISTS’ MATERIALS; PAINT BRUSHES; TYPEWRITERS AND OFFICE REQUISITES (EXCEPT FURNITURE); INSTRUCTIONAL AND TEACHING MATERIAL (EXCEPT APPARATUS); PLASTIC MATERIALS FOR PACKAGING (NOT INCLUDED IN OTHER CLASSES); PRINTERS TYPE, PRINTING BLOCKS

	17	RUBBER, GUTTA-PERCHA, GUM, ASBESTOS, MICA AND GOODS MADE FROM THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; PLASTICS IN EXTRUDED FORM FOR USE IN MANUFACTURE PACKING, STOPPING AND INSULATING MATERIALS; FLEXIBLE PIPES, NOT OF METAL

	19	BUILDING MATERIALS (NONMETALLIC); NONMETALLIC RIGID PIPES FOR BUILDING; ASPHALT, PITCH AND BITUMEN; NONMETALLIC TRANSPORTABLE BUILDINGS; MONUMENTS, NOT OF METAL

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	20	FURNITURE, MIRRORS, PICTURE FRAMES; GOODS (NOT INCLUDED IN OTHER CLASSES) OF WOOD, CORK REED, CANE, WICKER, HORN, BONE, IVORY, WHALEBONE, SHELL, AMBER, MOTHER-OF-PEARL, MEERSCHAUM AND SUBSTITUTES FOR ALL THESE MATERIALS, OR OF PLASTICS

	26	LACE AND EMBROIDERY, RIBBONS AND BRAID; BUTTONS, HOOKS AND EYES, PINS AND NEEDLES; ARTIFICIAL FLOWERS

	28	GAMES AND PLAYTHINGS; GYMNASTIC AND SPORTING ARTICLES NOT INCLUDED IN OTHER CLASSES; DECORATIONS FOR CHRISTMAS TREES

INDIA	02-112-IN	10/26/2005	1394588			ALLOWED	01

	CLASS	DESCRIPTION

	01	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOATATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS; SODIUM PHENOLATE; BENZENE; BENZOLE ABSORBING OIL; CARBOLIC OIL

INDIA	02-112-IN-2	10/26/2005	1394589			PENDING	19

	CLASS	DESCRIPTION

	19	CRUDE COAL TAR AND PITCHES; EVT TARS; PRESERVATIVE TREATED LUMBER; BITUMINOUS CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION: NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES; BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS, NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND LAMINATED STRUCTURAL WOOD PRODUCTS FOR GENERAL CONSTRUCTION PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS, POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALT ROOF COATINGS FOR BRUSHING AND SPRAYING; ALUMINUM PITCH LIQUID; ALUMINUM PITCH SOLID

INDONESIA	02-112-ID	7/8/2005	2005011083	2/13/2005	IDM000113504	REGISTERED	01

	CLASS	DESCRIPTION

	01	COAL TAR PITCH; COAL TAR DERIVATIVES

ITALY	02-112-IT	7/28/1967	508380	5/11/1989	815165	REGISTERED	01, 02, 06, 07, 09, 16, 17, 19, 20

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	01	CHEMICAL PRODUCTS FOR USE IN THE INDUSTRY, SCIENCE, PHOTOGRAPHY, AGRICULTURE, HORTICULTURE, FORESTRY; ARTIFICIAL AND SYNTHETIC RESINS; PLASTICS IN THE FORM OF POWDERS, LIQUIDS OR PASTES, FOR INDUSTRIAL USE; MANURES (NATURAL OR ARTIFICIAL); FIRE EXTINGUISHING COMPOSITIONS; TEMPERING SUBSTANCES AND CHEMICAL PREPARATIONS FOR SOLDERING; CHEMICAL SUBSTANCES FOR PRESERVING FOODSTUFFS; TANNING SUBSTANCES; AND ADHESIVE SUBSTANCES FOR USE IN INDUSTRY

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; COLORING MATTERS, DYESTUFFS; MORDANTS; NATURAL RESINS; METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS

	06	UNWROUGHT AND PARTLY WROUGHT COMMON METALS AND THEIR ALLOYS; ANCHORS, ANVILS, BELLS, ROLLED AND CAST BUILDING MATERIALS; RAILS AND OTHER METALLIC MATERIALS FOR RAILWAY TRACKS; CHAINS (EXCEPT DRIVING CHAINS FOR VEHICLES); CABLES AND WIRES (NONELECTRIC); LOCKSMITHS’ WORK; METALLIC PIPES AND TUBES; SAFES AND CASH BOXES; STEEL BALLS; HORSESHOES; NAILS AND SCREWS; OTHER GOODS IN NONPRECIOUS METAL NOT INCLUDED IN OTHER CLASSES; ORES

	07	MACHINES AND MACHINE TOOLS; MOTORS (EXCEPT FOR LAND VEHICLES); MACHINE COUPLINGS AND BELTING (EXCEPT FOR LAND VEHICLES); LARGE SIZE AGRICULTURAL IMPLEMENTS; INCUBATORS

	09	SCIENTIFIC, NAUTICAL, SURVEYING AND ELECTRICAL APPARATUS AND INSTRUMENTS (INCLUDING WIRELESS), PHOTOGRAPHIC, CINEMATOGRAPHIC, OPTICAL, WEIGHING, MEASURING, SIGNALING, CHECKING (SUPERVISION), LIFESAVING AND TEACHING APPARATUS AND INSTRUMENTS; COIN OR COUNTERFREED APPARATUS; TALKING MACHINES; CASH REGISTERS; CALCULATING MACHINES; FIRE EXTINGUISHING APPARATUS

	16	PAPER AND PAPER ARTICLES, CARDBOARD AND CARDBOARD ARTICLES; PRINTED MATTER;, NEWSPAPER AND PERIODICALS, BOOKS; BOOKBINDING MATERIAL; PHOTOGRAPHS, STATIONERY; ADHESIVES FOR STATIONARY ARTISTS’ MATERIALS; PAINT BRUSHES; TYPEWRITERS AND OFFICE REQUISITES (EXCEPT FURNITURE); INSTRUCTIONAL AND TEACHING MATERIAL (OTHER THAN APPARATUS); PLAYING CARDS; PRINTERS TYPE AND CLICHES (STEREOTYPES)

	17	GUTTA-PERCHA, INDIA RUBBER, BALATA AND SUBSTITUTES, ARTICLES MADE FROM THESE SUBSTANCES AND NOT INCLUDED IN OTHER CLASSES; PLASTICS IN THE FORM OF SHEETS, BLOCKS AND RODS, BEING FOR USE IN MANUFACTURE; MATERIALS FOR PACKING, STOPPING OR INSULATING; ASBESTOS, MICA AND THEIR PRODUCTS; HOBE PIPES (NONMETALLIC)

	19	BUILDING MATERIALS, NATURAL AND ARTIFICIAL STONE, CEMENT, LIME MORTAR, PLASTER AND GRAVEL; PIPES OF EARTHENWARE OR CEMENT, ROAD MAKING MATERIALS; ASPHALT, PITCH AND BITUMEN; PORTABLE BUILDINGS; STONE MONUMENTS; CHIMNEY POTE

	20	FURNITURE, MIRRORS, PICTURE FRAMES; ARTICLES (NOT INCLUDED IN OTHER CLASSES) OF WOOD, CORK REEDS, CANE, WICKER, HORN, BONE, IVORY, WHALEBONE, SHELL, AMBER, MOTHER-OF-PEARL, MEERSCHAUM, CELLOLOID, SUBSTITUTES FOR ALL THESE MATERIALS, OR OF PLASTICS

JAPAN	02-112-JP	10/31/2001	2001097619	7/11/2003	4690680	REGISTERED	02, 19

	CLASS	DESCRIPTION

	19	CCA TREATED TIMBER; OTHER BUILDING TIMBER; TAR AND PITCH

	02	WOOD PRESERVATIVES

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

MALAYSIA	02-112-MY-2	11/2/2005	05018584	4/20/2010	05018584	REGISTERED	02

	CLASS	DESCRIPTION

	02	CREOSOTE FOR WOOD PRESERVATION

MALAYSIA	02-112-MY	11/2/2005	05018583	4/20/2010	05018583	REGISTERED	01

	CLASS	DESCRIPTION

	01	CARBON BLACK FEEDSTOCK

MEXICO	02-112-MX-1	6/15/1990	89343	6/25/1991	397005	REGISTERED	02

	CLASS	DESCRIPTION

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; COLOURANTS; MORDANTS; RAW NATURAL RESINS; METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS

MEXICO	02-112-MX-4	5/8/2007	853132			PENDING	19

	CLASS	DESCRIPTION

	19	BUILDING MATERIALS NON-METALLIC); NON-METALLIC RIGID PIPES FOR BUILDING; ASPHALT PITCH AND BITUMEN; NON-METALLIC TRANSPORTABLE BUILDINGS; MONUMENTS, NOT OF METAL, PARTICULARLY, TREATED WOOD PRODUCTS; FOR USE IN RAILROADS (POLES, TIES AND BRIDGES); RAILROAD TRACK PRODUCTS (NOT OF METAL); TREATED CROSSTIES (NOT OF METAL); SWITCH TIES (NOT OF METAL); LUMBER OF USE IN RAILROADS (POLES, TIES AND BRIDGES), SPECIALTY TRACK WORK (NOT OF METAL), EXCLUDING DECORATIVE STONE AND BRICK

MEXICO	02-112-MX-5	2/25/2008	916400	2/11/2009	1083360	REGISTERED	19

	CLASS	DESCRIPTION

	19	NON-METALLIC RIGID PIPES FOR BUILDING; ASPHALT, PITCH AND BITUMEN; NON-METALLIC TRANSPORTABLE BUILDINGS; MONUMENTS, NOT OF METAL; TREATED WOOD PRODUCTS, RAILROAD TRACK PRODUCTS (NOT OF METAL), NAMELY, TREATED CROSSTIES, SWITCH TIES, SWITCH TURNOUTS, PREPLATED TIES AND PANEL TIES; TREATED CROSSTIES (NOT OF METAL); SWITCH TIES (NOT OF METAL); LUMBER, POLES; BRIDGE MATERIALS; SPECIALTY TRACKWORK (NOT OF METAL); EXCLUDING DECORATIVE STONE AND DECORATIVE BRICK

NEW ZEALAND	02-112-NZ	4/18/2005	728285	10/20/2005	728285	REGISTERED	02, 19

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	19	BUILDING MATERIALS (NON-METALLIC); ASPHALT, PITCH AND BITUMEN; TREATED TIMBER; TREATED LUMBER; TREATED WOOD PRODUCTS; COAL TAR PITCH

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; CREOSOTE

NORWAY	02-112-NO	9/13/2005	200509051	5/24/2006	232835	REGISTERED	02, 19

	CLASS	DESCRIPTION

	02	PAINTS, VARNISHES, LACQUERS; PRESERVATIVES AGAINST RUST AND AGAINST DETERIORATION OF WOOD; COLOURANTS; MORDANTS; RAW NATURAL RESINS; METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS; CREOSOTE AND CREOSOTE OIL FOR WOOD PRESERVATION

	19	BUILDING MATERIALS (NON-METALLIC); NON-METALLIC RIGID PIPES FOR BUILDING; ASPHALT, PITCH AND BITUMEN; NON-METALLIC TRANSPORTABLE BUILDINGS, MONUMENTS, NOT OF METAL; COAL TAR PITCH

PAKISTAN	02-112-PK	6/29/2005	211044	11/25/2011	211044	REGISTERED	01

	CLASS	DESCRIPTION

	01	NAPHTHALENE

PERU	02-112-PE-2	7/27/2005	250154	12/16/2005	111314	REGISTERED	19

	CLASS	DESCRIPTION

	19	RAILROAD TIES - NOT OF METAL

PHILIPPINES	02-112-PH	8/31/2005	42005008546	11/13/2006	42005008546	REGISTERED	02, 19

	CLASS	DESCRIPTION

	19	TREATED TIMBER

	02	CREOSOTE FOR WOOD PRESERVATION

SOUTH AFRICA	02-112-ZA		9607425	12/7/1999	9607425	REGISTERED	02

	CLASS	DESCRIPTION

	02	PRESERVATIVES FOR WOOD; PAINTS VARNISHES; LACQUERS; PRESERVATIVES AGAINST RUST; COLOURANTS; MORDANTS; RAW NATURAL RESINS; METALS IN FOIL AND POWDER FORM FOR PAINTERS, DECORATORS, PRINTERS AND ARTISTS

TAIWAN	02-112-TW	10/5/2001	90041149	11/16/2002	1021464	REGISTERED	01

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

	CLASS	DESCRIPTION

	01	NAPHTHALENE AND CREOSOTE FOR CHEMICAL PURPOSES

TURKEY	02-112-TR	5/2/2005	200516639	5/2/2005	200516639	REGISTERED	19

	CLASS	DESCRIPTION

	19	ASPHALT, PITCH, BITUMEN, TAR; MATERIALS FOR MAKING, COATING AND REPAIRING ROAD… SAND, GRAVEL, MOSAIC, FINE GRAVEL; DRY MIXTURES OF NATURAL MATERIALS SUCH AS SANDSTONE, SAND, GRAVE, AQUARIUM SAND… LIME; CEMENT; GYPSUM… STONE, ARTIFICIAL STONE; MARBLE, ARTIFICIAL MARBLE, INTERIOR AND EXTERIOR BUILDING AND FLOOR FACINGS OF STONE AND ARTIFICIAL STONE, TILES, PAVING STONES, BORDER STONES… CONCRETE PANELS, CONCRETE PIPES, JOINT PIECES, PANELS, WALLS, GIRDERS AND COLUMNS, ROOFING, PREFABRICATED CONCRETE STRUCTURES, PORTABLE STRUCTURES OF CONCRETE POLES OF CONCRETE, PALINGS, POLES OF CONCRETE FOR ELECTRIC AND COMMUNICATION LINES, CONCRETE BARRIERS, BENCHES, FLOWER BEDS… PANELS, WALLS, PARTITIONS, BUILDING ELEMENTS OF GYPSUM; PREFABRICATED BUILDING ELEMENTS OF GYPSUM… ASBESTOS PIPES, JOINT PIECES, TRAFFIC SIGNS NOT OF METAL, MECHANICAL FOR ROADS, MONUMENTS AND STATUES OF CONCRETE STONE OR MARBLE… MODULE STRUCTURES OF WOOD AND PREFABRICATED BUILDING ELEMENTS, WOODWORK, DOORS OF WOOD, WINDOWS AND DOORS OF WOOD, WINDOW AND DOOR CASES, VENETIAN BLIND, JALOUSIES, SHUTTERS, WAINSCOTING, PARTITIONS, CABANAS OF WOOD, HUTS OF WOOD; PARQUETS OF WOOD; PLYWOOD; FIBREBOARDS… SEMI-WORKED TIMBERS, WOOD POLES, WOOD, WOODEN BEAMS, BEAMS… MODULE STRUCTURES OF PLASTIC OR SYNTHETIC, PREFABRICATED BUILDING ELEMENTS, PLASTIC PARTITIONS, CABINETS; PLASTIC DOORS, WINDOWS AND DOOR AND WINDOW CASES, VENETIAN BLIND, JALOUSIES, SHUTTERS, BUILDING PIPES OF PLASTIC AND PARTS THEREOF, UNLOADING PIPES, GUTTERS, NATURAL OR SYNTHETIC VENEERS, SYNTHETIC COATINGS THAT CAN BE STUCK WITH HEAT… BUILDING GLASS; GLASSES, DOUBLE GLASS, GLASS PLATES FOR ROOFS, GLASS BRICK, GLASS PANELS, GLASS TILES… BITUMINOUS ROOFING CARDBOARDS; BITUMINOUS VENEERS… PREFABRICATED SWIMMING POOLS NOT OF METAL

UNITED ARAB EMR	02-112-AE	1/25/2006	77046	12/10/2006	78110	REGISTERED	19

	CLASS	DESCRIPTION

	19	COAL TAR PITCH

UNITED KINGDOM	02-112-GB-9	2/18/1976	B1059040	2/15/1978	B1059040	REGISTERED	19

	CLASS	DESCRIPTION

	19	NON-METALLIC BUILDING MATERIALS, CONCRETE, PIPES OF EARTHENWARE OR OF CEMENT, NON-METALLIC ROAD MAKING MATERIALS, ASPHALT, PITCH, BITUMEN, PAVING MATERIALS; TIMBER (OTHER THAN UNSAWN TIMBER) AND ARTICLES MADE FROM TIMBER; COAL-TAR; COATINGS (NOT BEING PAINTS) FOR BUILDING AND CIVIL ENGINEERING CONSTRUCTION PURPOSES; NATURAL AND ARTIFICIAL STONE

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

UNITED STATES	02-112-US-2	11/4/1993	74/456,586	7/4/1995	1,902,735	REGISTERED	19

	CLASS	DESCRIPTION

	19	BITUMEN CEMENT FOR FLASHING AND ROOFING; STRUCTURAL MEMBRANES FOR BUILT-UP ROOF CONSTRUCTION; NAMELY, TAR-SATURATED FABRIC, ASPHALT AND TAR FELT; WATERPROOF PITCH FOR BUILDING AND ROOFING; BITUMINOUS FIBER ROOF COATING PLASTIC; BITUMINOUS TOUCH UP SEALANT FOR PATCHING AND REPAIRING BITUMINOUS-COATED SURFACES, BITUMINOUS PROTECTED ROOFING, SIDING AND VALLEYS; PRESERVATIVE TREATED WOOD PRODUCTS; NAMELY, PILINGS, POLES, POSTS, CROSSTIES, LUMBER, STRUCTURAL SUPPORTS AND GENERAL CONSTRUCTIONS PURPOSES; LAMINATED STRUCTURAL WOOD PRODUCTS, NAMELY ARCHES, BEAMS, COLUMNS, DECKING, LIGHTING STANDARDS, UTILITY CROSSARMS, PLYWOOD AND OTHER STRUCTURAL MEMBERS; REINFORCED PLASTIC STANDARD STRUCTURAL SHAPES FOR GENERAL CONSTRUCTION PURPOSES AND PANELS; POLYESTER FLOORING; AND LIQUID AND LIQUIFIABLE BITUMINOUS MASTIC AND ASPHALTIC ROOF COATINGS FOR BRUSHING AND SPRAYING

UNITED STATES	02-112-US-3	11/4/1993	74/456,289	9/19/1995	1,919,197	REGISTERED	04, 19

	CLASS	DESCRIPTION

	04	FUEL, NAMELY COKE

	19	CRUDE COAL TAR AND PITCHES AND PRESERVATIVE TREATED LUMBER

UNITED STATES	02-112-US-4	11/4/1993	74/456,593	12/12/1995	1,940,412	REGISTERED	01

	CLASS	DESCRIPTION

	01	ORGANIC ACIDS, CRESYLIC ACID COMPOUNDS, NAPHTHALENE, COAL, TAR BASES IN CRUDE AND PURE FORM, NAMELY QUINOLINE AND PYRIDINE, SYNTHETIC PEARLESCENCE, NAMELY BASIC LEAD CARBONATE, PHTHALIC ANHYDRIDE, AND MALEIC ANHYDRIDE, SOLD IN BULK TO THE TAR, COKE AND ALUMINUM INDUSTRIES; FLOTATION OILS, COAL TAR NEUTRAL OILS AND TAR ACID OILS FOR USE IN THE MANUFACTURE OF PAINTS AND SOLVENTS

UNITED STATES	02-112-US-15	4/19/2005	78/611,936	10/17/2006	3,156,761	REGISTERED	40

	CLASS	DESCRIPTION

	40	TREATMENT AND DISPOSAL OF CROSSTIES, SWITCH TIES, LUMBER, CROSSING PANELS, POLES, AND PILING

UNITED STATES	02-112-US-1	2/1/1982	73/348,052	6/7/1983	1,241,176	REGISTERED	17

	CLASS	DESCRIPTION

	17	ISOCYANURATE FOAM INSULATION

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

VIETNAM	02-112-VN	9/29/2005	4200512727	8/23/2007	86926	REGISTERED	19

	CLASS	DESCRIPTION

	19	PRESERVATIVE TREATED LUMBER; TREATED TIMBER

NORSIP

EUROPEAN UNION (C	02-127-CT	10/6/2003	3393733	2/8/2005	3393733	REGISTERED	01, 04, 19

	CLASS	DESCRIPTION

	01	EVT TAR, PHTHALIC ANHYDRIDE

	04	BENZENE, CRUDE BENZOLE, BASE OILS, CARBOLIC OIL, BENZOLE ABSORBING OIL, COAL TAR OIL MIXTURES

	19	ALUMINUM PITCH SOLIDS, ALUMINUM PITCH LIQUIDS, LIQUID PITCHES, PENCIL PITCH, SPECIAL PITCHES, ANTHRACENE PASTE

ONYX

UNITED STATES	02-115-US	2/10/2000	75/915,987	9/4/2001	2,486,239	REGISTERED	19

	CLASS	DESCRIPTION

	19	COLD PROCESS ROOFING SYSTEM COMPRISING TAR COATINGS, INSULATION MATERIALS, REINFORCING FABRICS AND ADHESIVES

ORGOL

EUROPEAN UNION (C	02-125-CT	10/1/2001	2393684	3/12/2004	02393684	REGISTERED	19

	CLASS	DESCRIPTION

	19	BITUMEN; BITUMINOUS COATINGS; BITUMINOUS PRODUCTS; COAL TAR; MACADAM; ROAD COATING MATERIALS; TAR AND TARRED STRIPS; COMPOSITIONS FOR PRODUCING TAR MACADAM

COUNTRY	REFERENCE #	FILED	APP#	REG DT	REG #	STATUS	CLASSES

UNITED KINGDOM	02-125-GB	10/26/1993	1551688	10/26/1993	1551688	REGISTERED	19

	CLASS	DESCRIPTION

	19	BITUMEN; BITUMINOUS COATINGS; BITUMINOUS PRODUCTS; COAL TAR; MACADAM; ROAD COATING MATERIALS; TAR AND TARRED STRIPS; COMPOSITIONS FOR PRODUCING TAR MACADAM

			END OF REPORT		TOTAL ITEMS SELECTED		95

KOPPERS INC. - Patent Property Report

As of July 28, 2014

Title	Country	Status	App Serial No.	Filing Date	Patent No.	Date Issued	Owner	Webb Ref.:

“Center Supported Bond Joint for Railroad Track”	CA	ISSUED	111389	5/30/2005	111389	1/16/2007	KOPPERS DELAWARE, INC.	050087

“Center Supported Bond Joint”	US	ISSUED	29/221,351	1/13/2005	D576,023	9/2/2008	KOPPERS DELAWARE, INC.	040275

“Center Supported Bond Joint”	US	PENDING	13/473,074	5/16/2012			KOPPERS DELAWARE, INC.	121603

“Chopped Carbon Fiber Preform Processing Method Using Coal Tar Pitch Binder”	JP	PUBLISHED	2006515131	6/1/2004			KOPPERS DELAWARE, INC.	111582

“Coal Tar and Hydrocarbon Mixture Pitch and the Preparation and Use Thereof”	US	ISSUED	10/476,017	5/9/2002	7,066,997	6/27/2006	PNC BANK, NATIONAL ASSOCIATION	111574

“Coal Tar and Hydrocarbon Mixture Pitch and the Preparation and Use Thereof”	US	ISSUED	11/388,238	3/22/2006	7,465,387	12/16/2008	PNC BANK, NATIONAL ASSOCIATION	111576

“Methods of Making Coal Tar and Hydrocarbon Mixture Pitch	ZA	ISSUED	2005/6071	5/9/2002	2005/6071	3/29/2006	KOPPERS DELAWARE, INC.	122528

Title	Country	Status	App Serial No.	Filing Date	Patent No.	Date Issued	Owner	Webb Ref.:

“Coal Tar and Hydrocarbon Mixture Pitch and the Preparation and Use Thereof’	JP	PENDING	2002-589597	5/9/2002			KOPPERS INDUSTRIES OF DELAWARE, INC.	111571

“Coal Tar and Hydrocarbon Mixture Pitch and the Preparation and Use Thereof’	ZA	PUBLISHED	2003/08434	5/9/2002			KOPPERS COMPANY, INC.	111573

“Coal Tar and Hydrocarbon Mixture Pitch Production using a High Efficiency Evaporate Distillation Process”	US	ISSUED	09/853,372	5/11/2001	7,033,485	4/25/2006	PNC BANK, NATIONAL ASSOCIATION	111562

“Coal Tar Pitch Blend Having Low Polycyclic Aromatic Hydrocarbon Content and Method of Making Thereof”	US	ISSUED	08/513,329	8/10/1995	5,746,906	5/5/1998	PNC BANK, NATIONAL ASSOCIATION	111502

“Composite Pole”	AU	PUBLISHED	2007215390	2/15/2007			KOPPERS WOOD PRODUCTS PTY LTD.	111524

“Concrete Railroad Tie Insulator Spacer and Fastening System”	MX	PUBLISHED	MX/a/2001/008756	8/30/2001			KSA LIMITED PARTNERSHIP	111548

Title	Country	Status	App Serial No.	Filing Date	Patent No.	Date Issued	Owner	Webb Ref.:

“Concrete Railroad Tie Turnout Assembly”	MX	PENDING	PA/a/2005/004835	10/23/2003			KSA LIMITED PARTNERSHIP	110365

“Concrete Railroad Tie Two-Piece Insulator Spacer and Fastening System”	MX	PUBLISHED	MX/a/2003/003088	4/9/2003			KSA LIMITED PARTNERSHIP	111543

“Cross-Tie Pre-Plating System”	US	ISSUED	08/207,118	2/28/1994	5,343,606	9/6/1994	KOPPERS DELAWARE, INC.	111084

“Cross-Tie Pre-Plating System”	US	ISSUED	08/300,749	9/6/1994	5,528,807	6/25/1996	KOPPERS DELAWARE, INC.	111085

“Cross-Tie Pre-Plating System”	US	ISSUED	08/665,670	6/20/1996	5,813,103	9/29/1998	KOPPERS DELAWARE, INC.	111086

“Cross-Tie Pre-Plating System”	US	ISSUED	09/161,135	9/25/1998	6,119,327	9/19/2000	KOPPERS DELAWARE, INC.	111088

“Cross-Tie Pre-Plating System”	US	ISSUED	09/273,600	3/22/1999	6,131,272	10/17/2000	KOPPERS DELAWARE, INC.	111089

“Cross·Tie Pre-Plating System”	US	ISSUED	09/689,330	10/12/2000	6,543,118	4/8/2003	KOPPERS DELAWARE, INC.	111090

“Gauge Plate and Switch Rod Insulators”	US	ISSUED	09/72,354	11/27/2000	6,305,614	10/23/2001	KOPPERS DELAWARE, INC.	001916

“Gauge Plate and Switch Rod Insulators”	US	ISSUED	09/941,010	8/28/2001	6,422,479	7/23/2002	KOPPERS DELAWARE, INC.	011014

“Gauge Plate and Switch Rod Insulators”	US	ISSUED	09/089,958	6/3/1998	6,170,756	1/9/2001	KOPPERS DELAWARE, INC.	980148

“Gauge Plate and Switch Rod Insulators”	CA	ISSUED	2,239,651	6/4/1998	2,239,651	2/19/2002	KOPPERS DELAWARE, INC.	980729

Title	Country	Status	App Serial No.	Filing Date	Patent No.	Date Issued	Owner	Webb Ref.:

“Insulated Rail Joint Incorporating Spacer-Impregnated Adhesive and Method for Bonding Insulated Rail Joints”	US	ISSUED	08/246,596	5/20/1994	5,503,331	4/2/1996	KOPPERS DELAWARE, INC.	940513

“Lap Joint”	US	ISSUED	11/900,635	9/12/2007	8,113,441	2/14/2012	KOPPERS DELAWARE, INC.	071812

“Lap Joint”	CA	PUBLISHED	2,602,622	9/14/2007			KOPPERS DELAWARE, INC.	073287

“Lap Joint”	US	PUBLISHED	13/350,886	1/16/2012			KOPPERS DELAWARE, INC.	113069

“Low-PAH Pitch and Process for Same”	MX	PUBLISHED	949,105		194,872		KOPPERS DELAWARE, INC.

“Low-PAH Pitch and Process for Same”	US	PUBLISHEDF	08/156,240	11/23/1993	5,534,134	7/9/1996	KOPPERS DELAWARE, INC.

“Mesophase Pitch and Preparation from Quinoline Insoluble Free Coal Tar Pitch Distillate”	EP	PENDING	11153716.3	5/9/2002	2363446		KOPPERS DELAWARE, INC.	121281

“Method and Arrangement to Insulate Rail Ends”	US	ISSUED	11/375,372	3/14/2006	7,975,933	7/12/2011	KOPPERS DELAWARE, INC.	060529

“Method and Arrangement to Insulate Rail Ends”	US	ISSUED	13/037,483	3/1/2011	8,302,878	11/6/2012	KOPPERS DELAWARE, INC.	110242

Title	Country	Status	App Serial No.	Filing Date	Patent No.	Date Issued	Owner	Webb Ref.:

“Method and Arrangement to Insulate Rail Ends”	CA	PENDING	2,600,746	3/14/2006			KOPPERS DELAWARE, INC.	073279

“Modular Insulated Tie Plate”	US	PENDING	13/723,264	12/21/2012			KOPPERS DELAWARE, INC.	121142

“Notched Tie Plate Insulator”	US	ISSUED	12/199,915	8/28/2008	8,042,747	10/25/2011	KOPPERS DELAWARE, INC.	082683

“Notched Tie Plate Insulator”	CA	PUBLISHED	2,639,207	8/28/2008			KOPPERS DELAWARE, INC.	082697

“Process for Making Carbon Electrode Impregnating Pitch from Coal Tar”	JP	PENDING	7500143	7/30/1993			KOPPERS INDUSTRIES, INC.	111556

“Profiled Bar”	US	ISSUED	29/181,073	5/2/2003	D497,326	10/19/2004	KOPPERS DELAWARE, INC.	030522

“Profiled Bar”	US	ISSUED	10/838,173	5/3/2004	7,097,112	8/29/2006	KOPPERS DELAWARE, INC.	040305

“Profiled Bar”	CA	ISSUED	2,466,137	5/3/2004	2,466,137	7/5/2011	KOPPERS DELAWARE, INC.	044071

“Rail Joint Bars and Rail Joint Assemblies”	US	ISSUED	10/838,172	5/3/2004	7,090,143	8/15/2006	KOPPERS DELAWARE, INC.	043808

“Rail Joint Bars and Rail Joint Assemblies”	CA	ISSUED	2,466,134	5/3/2004	2,466,134	12/18/2012	KOPPERS DELAWARE, INC.	043823

“Rail Joint Bars and Rail Joint Assemblies”	US	ISSUED	11/503,865	8/14/2006	7,490,781	2/17/2009	KOPPERS DELAWARE, INC.	062466

“Rail Joint Bars and Rail Joint Assemblies”	US	ISSUED	12/353,269	1/14/2009	8,123,144	2/28/2012	KOPPERS DELAWARE, INC.	083596

Title	Country	Status	App Serial No.	Filing Date	Patent No.	Date Issued	Owner	Webb Ref.:

“Rail Joint Bars and Rail Joint Assemblies”	CA	PENDING	2,792,005	5/3/2004			PORTEC RAIL PRODUCTS, INC.	122510

“Rail Joint for Railroad Track”	CA	ISSUED	104675	10/28/2003	104675	4/22/2005	KOPPERS DELAWARE, INC.	031982

“Saturated Aircraft Brake Preform Including Coal Tar Pitch and Preparation Thereof”	EP	PENDING	11153714.8	5/9/2002	2363619		KOPPERS DELAWARE, INC.	121282

“Single Bend Rail”	US	PENDING	61/701,185	9/14/2012			KOPPERS DELAWARE, INC.	120075

“Tie Plate”	CA	ISSUED	2,445,491	10/17/2003	2,445,491	6/14/2011	KOPPERS DELAWARE, INC.	032009

“Tie Plate”	US	ISSUED	11/269,160	11/7/2005	7,261,244	8/28/2007	KOPPERS DELAWARE, INC.	053354

“Wrap-Around Joint Bar Sleeve Insulator”	US	ISSUED	29/236,399	8/15/2005	D547,642	7/31/2007	KOPPERS DELAWARE, INC.	044647

“In Situ Mesophase Pitch Infiltration of Carbon Fiber Preforms with Optional CVI/CVD Step”	US	PENDING	61/722,844				KOPPERS DELAWARE, INC.

Patents and Patent Applications

Country	Filing Date	App. No. Patent No.	Title
US	09/26/2006	11/526,765 8,637,089	Micronized Wood Preservative Formulations
US	05/14/2008	12/153,167
US	05/14/2008	12/153,166

Country	Filing Date	App. No. Patent No.	Title
US DIV	03/29/11	13/074,170 8,603,576	Micronized Additives
US DIV	11/01/2013	14/069,651
Australia	02/15/2007	2007214393	Micronized Wood Preservative
US CON	01/21/2010	12/691,707 8,168,304
US	08/25/2006	11/467,368 7,544,423	Wood Composites
Chile	08/25/2006	2251/2006
Australia	08/25/2006	2006282789
Canada	08/25/2006	2,620,526
New Zealand	08/25/2006	566618
US	05/28/2009	12/473,394 8,182,928

Country	Filing Date	App. No. Patent No.	Title
US CON	01/11/2012	13/347,846 8,431,236
US	10/05/2005	11/243,640	Micronized Oil Borne Wood Preservative Formulations
US CON	06/16/11	13/161,772
Australia	10/05/2005	20055296077
Europe	10/05/2005	05801806.0
Europe DIV	08/26/2011	11179103.4
New Zealand	10/05/2005	554680
Chile	10/13/2005	2707/2005
Guatemala	10/13/2005	PI 2005-0289 5327

Country	Filing Date	App. No. Patent No.	Title
US	04/09/2004	10/821,326 7,674,481 7,674,481 C1	Micronized Wood Preservative Formulations
Australia	04/09/2004	2004230950
Brazil	04/09/2004	PI0409100-0
Canada	04/09/2004	2,521,872
Europe	04/09/2004	04749967.8
Europe DIV	04/09/2004	10012837.0
Korea	04/09/2004	20057019300 10-1110669
Norway	04/09/2004	2005/5250
New Zealand	04/09/2004	542889
Philippines	04/09/2004	1-2005-501812

Country	Filing Date	App. No. Patent No.	Title
Singapore	04/09/2004	200506585-9 116230
South Africa	04/09/2004	2005/08085
US	06/20/2008	12/213,529
US	09/29/2008	12/240,995 8,460,759
US	08/13/2010	95/001,418 7,674,481 C1	Reexamination
Australia	04/09/2004	2009220030	Micronized Wood Preservative Formulations
US	10/21/2004	10/970,446	Micronized Wood Preservative Formulations
Brazil	10/18/2005	PI 0517009-5

Country	Filing Date	App. No. Patent No.	Title
Canada	10/18/2005	2,584,210
Argentina	10/21/2005	P050104401
Malaysia	10/20/2005	PI 20054931 MY 140716A

Country	Filing Date	App. No. Patent No.	Title
China	12/05/2003	200380105127.X ZL200380105127.X	Glue line use of bifenthrin in wood products
Indonesia	12/05/2003	W-00200501432 IDP 0025610
Latvia	12/05/2003	P-05-80 LV 13395
New Zealand	12/05/2003	540460
Russia	12/05/2003	2005121141 2337934

Country	Filing Date	App. No. Patent No.	Title

Brazil	12/05/2003	PI 0310126-6	Surface Treatment for Wood and Wood Products
Europe	12/05/2003	03812108.3
Indonesia	12/05/2003	W-00200501433
Latvia	12/05/2003	P-05-81 LV 13376
New Zealand	12/05/2003	540459
US	08/20/2007	11/894,373 7,666,254	Synergistic Borate Compositions for Wood Preservation

Country	Filing Date	App. No. Patent No.	Title

US	08/31/2007	11/849,082 7,632,567	Micronized Wood Preservative Formulations Comprising Copper
US	02/25/2008	12/071,707	Method for Preparing Fine Particle Dispersion for Wood Preservation
US	05/23/2000	09/577,743 6,306,317	Phosphate Free Fire Retardant Composition
Australia	03/15/12	2009353571	Oil Borne Wood Preserving Composition for Treatment of Poles, Posts, Pilings, Cross-Ties and Other Wooded Structures
Chile	03/15/12	00779-2012
Europe	03/29/12	09778781.6
New Zealand	03/15/12	598824
US	03/26/12	13/498,185
US	07/27/2009 (371 date)	12/083,235	Wood Impregnation

Country	Filing Date	App. No. Patent No.	Title

New Zealand		523246	Method of making particles for use in a pharmaceutical composition

New Zealand		603128	Micronized wood Preservative formulations

United States		13/950,773	Dazomet Compositions

United States		13/828,303	Automatic Profiling of the Dielectric Behavior of Wood

Country	App. No. Patent No.	Title

US	11/053,437 7,238,654	Compatibilizing Surfactant Useful with Slurries of Copper Particles

US	10/961,157 7,426,948	Milled Submicron Organic Biocides with Narrow Particle Size Distribution, and Uses Thereof
Brazil	P10516100-2

US	11/436,528 7,411,080 7,411,080C1	Direct Synthesis of Copper Carbonate
US	90/010,598

Europe	5778809.3	Composition, Method of Making, and Treatment of Wood with an Injectable Wood Preservative Slurry having Biocidal Particles
1755841
Great Britain	5778809.3
1755841

Country	App. No. Patent No.	Title

US CON	12/458,522	Inhibition of calcium and magnesium precipitation from wood preservatives
	8,409,627
US CON II	13/777,649
Australia	2010-235946
Brazil	PI0411340-3
Canada	2530044
Denmark	04776802.3
	1651401
Europe	4776802.3
	1651401

Country	App. No. Patent No.	Title

France	1651401

Germany	4776802.3 60200402217

Japan	2006-517452

Netherlands	1651401

New Zealand	544699

Poland	1651401

Spain	1651401

Sweden	1651401

Great Britain	4766802.3 1651401

US	10/545,605 7,252,706	Inhibition of Calcium and Magnesium Precipitation from Wood Preservatives

US PROV	60/616,646	Milled submicron chlorothalonil with narrow particle size distribution, and uses thereof
US DIV	10/961,155 7,316,738
US DIV	11/970,308
(Division of 7,316,738)
Canada	2,522,363
Europe	05256260.0
US	10/961,206	Particulate Wood Preservative and Method for Producing Same
US CON	12/209,653
(CON of 10/961,206 Filed 10/12/04)
8,158,208
US CON II	13/446,373
US CON III	14226484
PCT	PCT/US05/36192
US	11/009,042	Use of Sub-Micron Copper Salt Particles in Wood Preservation
PCT	PCT/US05/44765
US	12/349,834
Australia	2005-316737
Canada	2591396

Europe	5853634.3

Japan	2007-545688

Mexico	MX/a2007/007114

US	10/074,251	Process for the Dissolution of Copper Metal
	6,646,147
Canada	2,476,643
Europe	3739790.8
	1490375
Germany	3739790.8
	1490375
Great Britain	3739790.8
US	11/046,804 7,476,371	Process for the dissolution of copper metal
Canada	2,518,846
Europe	5255562 EP 1640463

France	5255562

	EP 1640463

Germany	5255562

	EP 1640463

Spain	5255562

	EP 1640463

Great Britain	5255562

	EP 1640463

US	10/660,795 6,905,531	Process for the Dissolution of Copper Metal

US	10/704,155 6,905,532	Process for the Dissolution of Copper Metal

Title	Country	Patent No. Issue Date	Pub. No. / Pub. Date	Application No. Filing Date

Wood Impregnation	US		20090297871 12/3/2009	12/083235 7/27/2009
Wood Impregnation	Australia		2010226067 10/21/2010	2010226067 9/30/2010
Antisapstain Compositions with Improved Working Properties	Australia		2011200443 2/24/2011	2011200443 2/3/2011
Wood Impregnation	Canada		2623989 4/26/2007	2623989 9/26/2006
Process for Electrochemical Generation of Higher Oxidate State Values from Lower Oxidation State Values Above Zero of Transition Metal(s) (Eg; Chromium (VI) from Chromium (III) Rich Chemical Waste	New Zealand	331053	331053 12/20/2002	331053 7/21/1998
Wood Impregnation	New Zealand	543124 10/19/2005	543124 3/28/2008	543124
Wood Impregnation	Australia		2011200045 1/27/2011	2011200045 1/7/2011
WOOD IMPREGNATION	Australia			2012201900 3/30/2012
WOOD IMPREGNATION	Australia			2013228034 9/13/2013
Wood impregnation	New Zealand			613216 7/16/2013

Title of Invention	Country	Application No.	Application Filing Date	Patent No.	Patent Issue Date

A prophylactic composition	New Zealand	330982	7/14/1998	N/A	N/A

A prophylactic composition	New Zealand	330219	4/17/1998	330219	8/2/2001

A prophylactic composition	New Zealand	507477	4/13/1999	507477	11/4/2002

Biocidal composition containing phosphite ions	United States	US 09/688,693	10/17/2000	US 6,720,313 B1	4/13/2004

Compositions for use in treating organic substances	Australia	AU - AU 2006217170 A1, A2, B2 PCT - PCT/NZ2006/000027	AU - 2/22/2006 PCT - 9/20/2007	No Patent Number Issued to Date	N/A

Compositions for use in treating organic substances	New Zealand	538446	2/22/2005	538446	5/15/2008

Compositions for use in treating organic substances	New Zealand	540854	6/17/2005	N/A	N/A

Compositions for use in treating organic substances	New Zealand	545116	2/2/2006	N/A	N/A

Compositions for use in treating organic substances	United States	US - US 11/816,793 PCT - PCT/NZ2006/000027	US - 3/11/2009 PCT - 2/22/2006	N/A	N/A

Enhanced penetration of biocides	New Zealand	549510	8/28/2006	549510	11/26/2009

Enhanced penetration of biocides	Australia	AU 2013245481 A1, B2	10/16/2013	No Patent Number Issued to Date	N/A

Enhanced penetration of biocides[2]	New Zealand	551759	11/30/2006	N/A	N/A

Improved treatment process	Australia	AU - AU 2004291816 A1, B2 PCT - PCT/NZ2004/000295	AU - 11/19/2004 PCT - 5/18/2006	No Patent Number Issued to Date	N/A

Improved treatment process	New Zealand	529640	11/19/2003	529640	1/11/2007

Improvements in solvent recovery	Australia	AU - AU 2010242174 A1 PCT - PCT/NZ2010/000080	AU - 4/27/2010 PCT - 11/9/2011	N/A	N/A

Improvements in solvent recovery	Chile	2011-2667	4/27/2010	N/A	N/A

Improvements in solvent recovery	European Union	EP - EP 20100770001 (10770001.5) PCT - PCT/NZ2010/000080	EP - 4/27/2010 PCT - 4/27/2010	N/A	N/A

Improvements in solvent recovery	New Zealand	600113	4/27/2009	N/A	N/A

Method of delivering compositions to substrates	Australia	AU - AU 2003288825 A1, B2 PCT - PCT/NZ2003/000277	AU - 12/12/2003 PCT - 6/21/2005	No Patent Number Issued to Date	N/A

Method of delivering compositions to substrates	Chile	2003-2636	12/16/2003	49.561	N/A

Method of delivering compositions to substrates	New Zealand	523249	12/16/2002	523249	10/19/2006

Method of delivering compositions to substrates	United States	US - US 10/539,685 PCT - PCT/NZ03/00277	US - 8/9/2006 PCT - 12/12/2003	US 8,425,980 B2	4/23/2013

Method of delivering compositions to substrates	United States	US 13/861,648	4/12/2013	N/A	N/A

Novel formulating technique for metal complexes	New Zealand	286069	2/26/1996	N/A	N/A

Solubilizing technique for chemical moieties	New Zealand	280716	12/20/1995	280716	6/9/1999

Solubilizing technique for chemical moieties	New Zealand	299302	9/5/1996	N/A	N/A

Solubilizing technique for chemical moieties	New Zealand	330685	12/17/1996	330685	12/18/2003

Solvent recovery	United States	US - US 13/266,687 PCT - PCT/NZ10/00080	US - 10/27/2011 PCT - 4/27/2010	N/A	N/A

Sub-micron biocides	New Zealand	608495	7/30/2010	N/A	N/A

Sub-micron biocides	South Korea	10-2013-7005021	8/1/2011

Sub-micron compositions	Australia	AU - AU 2011283284 A1 PCT - PCT/NZ2011/000146	AU - 8/1/2011 PCT - 2/15/2013	No Patent Number Issued to Date	N/A

Sub-micron compositions	Brazil	BR 112013002328-7	8/1/2011	N/A	N/A

Sub-micron compositions	Canada	CA - CA 2807029 A1 PCT - PCT/NZ2011/000146	CA - 8/1/2011 PCT - 8/1/2011	N/A	N/A

Sub-micron compositions	Chile	2013-00292	8/1/2011	N/A	N/A

Sub-micron compositions	European Union	EP - EP 20110812831 (11812831.3) PCT - PCT/NZ2011/000146	EP - 8/1/2011 PCT - 8/1/2011	N/A	N/A

Sub-micron compositions	New Zealand	587127	7/30/2010	587127	1/7/2014

Sub-micron compositions	United States	US - US 13/813,001 PCT - PCT/ NZ2011/000146	US - 1/29/2013 PCT - 8/1/2011	N/A	N/A

Treatment process	United States	US - US 10/580,160 PCT - PCT/ NZ04/00295	US - 3/13/2007 PCT - 11/19/2004	N/A	N/A

IP Type	Title	Serial No.	Filing Date	Sealing Date

Australia	Glue Line Use of Synthetic Pyrethroids in Wood Products	2003266461 (2003266461)	5/12/2003	22/05/2005

Australia	Electrochemical Conversion of Transition Metal Cations to Anions at a Higher Oxidation State	48063/99 (739578)	29/06/1999	31/01/2002

Australia	Surface Treatment for Wood and Wood Products	2008207612	29/08/2008

Australia	Wood Impregnation Processes	2009100096	4/02/2009	19/02/2009 Certified 11/02/2010

Australia	Improved Surface Treatment for Wood and Wood Products	2012202186	16/04/2012

Australia	Improved Surface Treatment for Wood and Wood Products	2013204209	12/04/2013

Trademark Registrations and Trademark Applications

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

ACQ	Australia	936091	11/29/2002	936091	11/12/2003

ACQ	New Zealand	669428	11/29/2002	669428	6/9/2003

ACQ	New Zealand	669429	11/29/2002	669429	6/9/2003

ACQ	New Zealand	640510	6/27/2001	640510	10/7/2002

ACQ	New Zealand	640511	6/27/2001	640511	10/7/2002

ACQ	New Zealand	640512	6/27/2001	640512	10/7/2002

ACQ	New Zealand	669427	11/29/2002	669427	6/9/2003

ACQ PRESERVE	New Zealand	301806	11/25/1998	301806	8/17/1999

ADVANCE GUARD	United States	77/412,773	3/4/2008	3700758	10/27/2009

ADVANCE GUARD	Canada	861619	11/14/1997	TMA539,803	1/17/2001

ADVANCE GUARD & DESIGN	Canada	861620	11/14/1997	TMA504,691	11/27/1998

ADVANCEGUARD	New Zealand	643604	8/14/2001	643604	2/14/2002

ADVANCEGUARD	New Zealand	643610	8/14/2001	643610	2/14/2002

AGRIPOST	United Kingdom	2554085	7/27/2010	2554085	10/29/2010

AQUALITE	Australia	1158528	1/30/2007	1158528	9/13/2007

AQUALITE	New Zealand	762718	1/30/2007	762718	8/2/2007

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

AQUAZOLE	New Zealand			977986	11/28/2013

BETTEREARTH	Canada	850931	7/16/1997	TMA542,130	3/9/2001

BLACKPOST	European Union	009276676	7/27/2010	009276676	1/10/2011

BLUE CONTROL	Argentina	3295678	12/4/2013

BLUE CONTROL	Australia	1589515	11/5/2013	N/A	N/A

BLUE CONTROL	Brazil

BLUE CONTROL	Canada	1650489	11/4/2013	N/A	N/A

BLUE CONTROL	Chile

BLUE CONTROL	European Union	012276903	11/4/2013	N/A	N/A

BLUE CONTROL	New Zealand	987412	11/5/2013	N/A	N/A

BLUE CONTROL	United States	82/120,361	11/15/2013

BOISNATURE	Canada	1160024	11/28/2002	TMA661,931	3/31/2006

BORACOL	New Zealand	670407	12/12/2002	670407	6/12/2003

BORACOL	New Zealand	670408	12/12/2002	670408	6/12/2003

BORACOL	New Zealand	670409	12/12/2002	670409	6/12/2003

BORACOL	New Zealand	670406	12/12/2002	670406	11/3/2003

CARBO-NT	United States	76/591,355	5/4/2004	3046681	1/17/2006

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

CEDARSHADES	Canada	1559458	1/12/2012	N/A	N/A

CEDARSHADES PLUS & DESIGN	Canada	874973	4/14/1998	TMA542,148	3/12/2001

CELBRITE	United Kingdom	1025607	2/26/1974	1025607	2/26/1974

CELBRITE	Russia	2005704612	3/4/2005	307318	5/26/2006

CELBRITE	European Union	007562226	1/30/2009	007562226	9/9/2009

CELBRITE	Germany	3020090061181	2/2/2009	3020090061181	6/12/2009

CELCURE	Benelux	512060	3/9/1971	R12680	3/9/1971

CELCURE	European Union	000026302	4/1/1996	000026302	1/5/1998

CELCURE	France	1423889	6/8/1997	1423889	7/17/2007

CELCURE	Ghana	2627/06	6/15/2006	N/A	N/A

CELCURE	Greece	F36087	8/26/1966	F36087	10/17/1967

CELCURE	Guyana			6222A	1/26/1966

CELCURE	Ireland	N/A	10/6/1952	54935	10/6/1952

CELCURE	Italy	MI2006C008627	8/18/2006	1211489	12/14/1998

CELCURE	Norway	42823	9/12/1947	35655	9/12/1947

CELCURE	Pakistan			26246	9/14/1956

CELCURE	Portugal	228912MNA	3/6/1985	228912MNA	7/6/1990

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

CELCURE	Switzerland	P-357661	8/25/1987	P-357661	1/8/1998

CELCURE	Trinidad & Tobago	N/A	12/16/1965	3452	7/3/1967

CELCURE	United Kingdom	452177	9/26/1924	452177	9/26/1924

CELCURE	United Kingdom	1277387	10/1/1986	1277387	9/2/1988

CELCURISED	Germany	763798	7/20/1961	763798	7/26/1962

CELCURISED	Guyana	N/A		6223A	1/26/1966

CLAW	United States	85/453,887	10/22/2011	4,478,490	2/4/2014

CLAW CLIMBING LUBRICANT ADDITIVE FOR WOOD (LOGO: CLAWS PLACED TO THE UPPER RIGHT OF CLAW, WITH THE “L” AND “A” IN CLAW ATTACHED TO EACH OTHER, ALL PLACED ABOVE THE WORDING “CLIMBING LUBRICANT ADDITIVE FOR WOOD”, WITH THE “C” IN CLIMBING, THE “L” IN LUBRICANT, THE “A” IN ADDITIVE, AND THE “W” IN WOOD ALL PLACED IN BOLD TYPEFACE)	United States	85/453,891	10/22/2011	N/A	N/A

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

CLEANRING	Canada	559269	3/17/1986	TMA328,881	6/19/1987

CLEANWOOD	United States	76/597,025	6/10/2004	3007137	10/18/2005

CUT-N-SEAL	Canada	1528737	5/24/2011	TMA826,731	6/20/2012

CUTROL 375	New Zealand	252583	8/17/1995	252583	5/19/1997

DESIGNWOOD	United States	85/459,270	10/28/2011	N/A	N/A

DETERMITE	Australia	912952	5/15/2002	912952	1/13/2003

EARTHSHADES	Canada	1573480	4/17/2012	N/A	N/A

ENDCOAT	Canada	1487516	7/6/2010	TMA797,288	5/11/2011

ENVIROCLAD	Australia	860624	12/15/2000	860624	11/7/2001

ENVIROPOST	Australia	860620	12/15/2000	860620	11/7/2001

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

FENTEX	United Kingdom	1129214	2/23/1980	1129214	2/23/1980

FIELD LINER	CTM

FIM-1	Canada	1409863	9/8/2008	TMA752,505	11/6/2009

FIREGUARD	Australia	191230	11/4/1964	191230	Not listed

FIREPRO	United States	76/090,220	6/30/2000	2534910	1/29/2002

FIREPRO	Canada	1062819	6/14/2000	TMA566,444	8/27/2002

FRAME GUARD	United Kingdom	2413728	2/13/2006	2413728	12/22/2006

FRAMEPLUS	New Zealand	682569	7/9/2003	682569	1/15/2004

FRAMEPLUS	New Zealand	682570	7/9/2003	682570	1/15/2004

FRAMEPLUS	New Zealand	682571	7/9/2003	682571	1/15/2004

FRAMEPLUS	New Zealand	682568	7/9/2003	682568	1/15/2004

FRAMEPRO	New Zealand	753597	8/21/2006	753597	6/7/2007

FRESH IDEAS IN WOOD FROM AROUND THE WORLD	Canada	1275439	10/12/2005	TMA764,000	4/12/2010

GUARDIAN	New Zealand	806266	5/12/2009	806266	10/7/2010

HI-BOR	United States	74/182,093	7/3/1991	1917292	9/5/1995

HYLITE	Australia	967584	8/27/2003	967584	5/10/2004

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

HYLITE	New Zealand	252581	8/17/1995	252581	10/28/1997

HYLITE EXTRA	New Zealand	252582	8/17/1995	252582	10/28/1997

IMPRETECT	New Zealand	252580	8/17/1995	252580	3/17/1997

IT LOOKS DIFFERENT BECAUSE IT IS DIFFERENT	Canada	1632335	6/25/2013

K-33	Chile	789765	7/17/1997	884022	10/14/2007

K-33	Colombia	92333654		113007	10/5/2011

K-33	United States	72/380,123	1/4/1971	933747	5/16/1972

K-33	Canada	486401	5/3/1982	TMA370,811	7/20/1990

LIFEWOOD	Australia	852299	10/4/2000	852299	11/28/2002

LIFEWOOD	New Zealand	624295	10/2/2000	624295	4/5/2001

LIFEWOOD	United States	73/731,746	5/31/1988	1535297	4/18/1989

LIFEWOOD	European Union	002346138	8/8/2001	002346138	12/19/2002

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

MADEPIL AC 40	Brazil	817133720	2/19/1993	817133720	9/13/1994

MADEPIL TRI 90	Brazil	823108570	8/11/2000	823108570	11/28/2006

MCA	European Union	007083835	7/23/2008	007083835	4/2/2009

MCQ	New Zealand	792550	7/11/2008	792550	1/15/2009

MICRO SHADES (LOGO)	United States	78/915,243	6/23/2006	3473975	7/22/2008

MICROPOST	European Union	009276841	7/27/2010	009276841	1/10/2011

MICROPRO	Argentina	2767678	8/23/2007	2394173	9/17/2010

MICROPRO	Argentina	2767680	8/23/2007	2393379	9/17/2010

MICROPRO	Australia	1576469	8/23/2013	N/A	N/A

MICROPRO	Brazil	829704604	5/2/2008	829704604	9/8/2010

MICROPRO	Brazil	829704558	5/2/2008	829704558	8/16/2011

MICROPRO	Japan	2005-066192	7/19/2005	4968359	7/7/2006

MICROPRO	New Zealand	983361	8/23/2013	N/A	N/A

MICROPRO	New Zealand	732663	7/15/2005	732663	10/12/2006

MICROPRO	South Korea	2007-59375	11/20/2007	760229	9/8/2008

MICROPRO	Australia	1065361	7/18/2005	1065361	6/1/2006

MICROPRO	Argentina	2767679	8/23/2007	2455328	8/12/2011

MICROPRO	Canada	1264686	7/13/2005	TMA749,049	9/30/2009

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

MICROPRO	Chile	778315	6/22/2007	807237	1/30/2008

MICROPRO	European Union	004544102	7/15/2005	004544102	12/10/2008

MICROPRO	Honduras	20985-11	6/23/2011	N/A	N/A

MICROPRO	Honduras	20984-11	6/23/2011	N/A	N/A

MICROPRO	Philippines	4-2007-012531	11/12/2007	4-2007-012531	7/21/2008

MICROPRO	United States	78/768,653	12/7/2005	3,432,948	5/20/2008

MICROPRO (CHINESE CHARACTERS)	Taiwan	96001359	1/9/2007	1291530	12/1/2007

MICROPRO (CHINESE CHARACTERS)	China	5842842	1/12/2007	5842842	12/21/2009

MICROPRO (CHINESE CHARACTERS)	China	5842841	1/12/2007	5842841	12/7/2009

MICROPRO (ENGLISH CHARACTERS)	Taiwan	96001357	1/9/2007	1291529	12/1/2007

MICROPRO (ENGLISH CHARACTERS)	China	5753691	11/29/2006	5753691	12/7/2009

MICROPRO (ENGLISH CHARACTERS)	China	5753690	11/29/2006	5753690	11/21/2009

MICROPRO AND DESIGN (LOGO)	United States	78/917,094	6/26/2006	3486452	8/12/2008

MICROPRO MICRONIZED TIMBER	United Kingdom	2529201	10/19/2009	2529201	1/22/2010

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

MICROPRO SIENNA	Australia	1576472	8/23/2013	N/A	N/A

MICROPRO SIENNA	New Zealand	983362	8/23/2013	N/A	N/A

MICROPRO SIENNA	Canada	1598192	10/15/2012	TMA865,922	11/26/2013

MICROSHADES	Australia	1095569	1/20/2006	1095569	8/22/2006

MICROSHADES	China	5225955	3/20/2006	5225955	6/28/2009

MICROSHADES	European Union	004849105	1/20/2006	004849105	1/19/2007

MICROSHADES	Japan	2006-006713	1/30/2006	5033515	3/16/2007

MICROSHADES	New Zealand	741784	1/20/2006	741784	1/11/2007

MICROSHADES	United States	78/793,206	1/17/2006	3228894	4/10/2007

MICROSHADES	Canada	1286460	1/18/2006	TMA745,456	8/17/2009

MICROSHIELD	United Kingdom	2396983	7/15/2005	2396983	12/8/2006

MICROSHIELD	United Kingdom	2551770	6/30/2010	2551770	9/24/2010

MICROSHIELD	European Union	009213984	6/30/2010	009213984	2/28/2011

MICROWOOD	Canada	1522860	4/8/2011	N/A	N/A

NATURAL GUARD	Canada	1167351	2/12/2003	TMA610,539	5/17/2004

NATURE GUARD	Canada	1166777	2/6/2003	TMA655,594	12/21/2005

NATURESHADES	Canada	1573481	4/17/2012	N/A	N/A

NATURESHADES	United States	85/599,920	4/17/2012	N/A	N/A

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

NATUREWOOD	Guatemala	2004-429	6/21/2004	127907	2/12/2004

NATUREWOOD	New Zealand	635556	4/4/2001	635556	10/4/2001

NATUREWOOD	New Zealand	635557	4/4/2001	635557	10/4/2001

NATUREWOOD	New Zealand	635558	4/4/2001	635558	10/4/2001

NATUREWOOD	Japan	2004-025920	3/19/2004	4875308	6/24/2005

NATUREWOOD	RUSSIA	2005704613	3/4/2005	303535	3/24/2006

NATUREWOOD	United States	74/411,444	7/12/1993	1887913	4/4/1995

NATUREWOOD	Estonia	M200200155	2/8/2002	37510	3/12/2003

NATUREWOOD	European Union	002345270	8/8/2001	002345270	9/16/2004

NATUREWOOD	Latvia	M02218	2/8/2002	M53287	5/20/2004

NATUREWOOD	Poland	246236	2/8/2002	161288	4/1/2005

NATUREWOOD	Canada	1137333	4/18/2002	TMA653,201	11/22/2005

NEXWOOD	United Kingdom	2485561	4/22/2008	2485561	11/28/2008

NEXWOOD	United States	77/467,573	5/7/2008	N/A	N/A

NORUSTO	Nigeria			8404

NORUSTO	United Kingdom	300586	2/19/1908	300586	2/19/1908

NW 100	Canada	1137334	4/18/2002	TMA619,692	9/15/2004

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

NW 100	Canada	1168620	2/24/2003	TMA620,276	9/22/2004

ORGANIC LIFE	Australia	1090262	12/12/2005	1090262	7/26/2006

ORGANIC LIFE	New Zealand	740249	12/12/2005	740249	1/11/2007

PERMAGUARD	Canada	866022	1/13/1998	TMA529,608	6/21/2000

PLAYGUARD	United Kingdom	2354877	2/2/2004	2354877	7/9/2004

PLAYGUARD	Canada	1142293	6/5/2002	TMA663,098	4/21/2006

PLYGUARD	Indonesia	D00-2009-001108	1/14/2009	IDM000261511	8/2/2010

PRESERVE ACQ	New Zealand	640513	6/27/2001	640513	9/9/2002

PRESERVE ACQ	New Zealand	640514	6/27/2001	640514	9/9/2002

PRESERVE ACQ	New Zealand	640515	6/27/2001	640515	9/9/2002

PRESERVEPLUS ACQ	New Zealand	640517	6/27/2001	640517	9/9/2002

PRESERVEPLUS ACQ	New Zealand	640518	6/27/2001	640518	9/9/2002

PRESERVEPLUS ACQ	New Zealand	640516	6/27/2001	640516	9/9/2002

PREVAC	Australia	271295	8/13/1973	271295	Not listed

PREVAC	New Zealand	105371	8/13/1973	105371	11/19/1973

PREVAC	Malaysia	M/082609	6/8/1979	M/082609	6/8/1979

PREVAC	Malaysia	R/019852	6/11/1979	R/019852	6/11/1979

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

PREVAC	Malaysia	S/024538	6/8/1979	S/024538	6/8/1979

PREVAC	Germany	P20798	9/25/1972	920744	7/23/1974

PREVAC	Indonesia	N/A	9/29/2004	IDM000074931	5/15/2006

PREVAC	Ireland	73/2256	8/14/1973	82478	8/14/1973

PREVAC	Ireland	71/1746	10/13/1971	79323	10/13/1971

PREVAC	Singapore	T7980624I	6/2/1979	T7980624I	6/2/1979

PREVAC	South Africa	94/6004	6/13/1994	94/6004	1/8/1997

PREVAC	United Kingdom	923088	3/26/1968	923088	3/27/1968

PREVAC	United Kingdom	991511	5/3/1972	991511	5/3/1972

PREVAC	Malaysia	2011022466	12/20/2011	N/A	N/A

PREVAC	Malaysia	2011022465	12/20/2011	N/A	N/A

PROCOAT	Colombia	0417931	2/27/2004	300263	9/30/2004

PROCOAT	Guatemala	2004-1010	2/11/2004	132405	10/12/2004

PROTIM	Australia	328883	2/16/1979	328883	Not listed

PROTIM	Australia	261984	9/19/1972	261984	Not listed

PROTIM	New Zealand	101984	9/26/1972	101984	11/13/1974

PROTIM	Malaysia	M/082608	6/8/1979	M/082608	1/2/1986

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

PROTIM	Malaysia	R/019851	6/11/1979	R/019851	6/11/1979

PROTIM	Malaysia	S/024539	6/8/1979	S/024539	9/6/1986

PROTIM	Russia	2005704611	3/4/2005	303534	3/24/2006

PROTIM	Brunei			10470	5/28/1981

PROTIM	Chile	665316	11/4/2004	714715	1/12/2005

PROTIM	China	5283725	4/13/2006	5283725	7/21/2009

PROTIM	China	3737817	9/28/2003	3737817	7/21/2008

PROTIM	China	3737819	9/28/2003	3737819	7/28/2005

PROTIM	China	3737818	9/28/2003	3737818	7/21/2005

PROTIM	European Union	003326212	8/28/2003	003326212	2/10/2005

PROTIM	Finland	197604609	10/19/1976	76123	1/20/1981

PROTIM	France	955309	9/19/1988	1489496	9/19/1988

PROTIM	Germany	P20799	9/25/1972	932383	6/25/1975

PROTIM	Hong Kong	N/A	9/10/2003	300076752	9/10/2003

PROTIM	Ireland	N/A	9/11/1957	59647	9/11/1957

PROTIM	Philippines	029113	4/25/1997	029113	4/13/1981

PROTIM	Poland	154158	12/8/1995	143426	3/24/2003

PROTIM	Serbia	Z-790/74	11/6/1974	26928	6/10/1983

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

PROTIM	Singapore	N/A	6/2/1979	T7980623J	6/2/1979

PROTIM	Slovenia	7480790	11/6/1974	7480790	10/13/1997

PROTIM	South Africa	94/6002	6/13/1994	94/6002	1/8/1997

PROTIM	Sweden	1972/04127	9/22/1972	143042	5/11/1973

PROTIM	Switzerland	01656/1981	3/24/1981	2P-310973	9/14/1981

PROTIM	United Kingdom	732800	8/5/1954	UK00000732800	8/5/1954

PROTIM	Vietnam	4199418003	5/4/1994	40015206	1/24/1995

PROTIM	Malaysia	2011022467	12/20/2011	N/A	N/A

PROTIM	Malaysia	2011022468	12/20/2011	N/A	N/A

PROTIM	China	5328559	4/30/2006	5328559	7/28/2009

PROTIM	China	4414966	12/14/2004	4414966	3/6/2008

PROTIM	China	4414965	12/14/2004	4414965	3/6/2008

PROTIM	Hong Kong	N/A	12/2/2004	300330678	12/2/2004

PROTIM (IMAGE: QUADRIELATERAL)	Australia	328884	2/16/1979	328884	Not listed

RAIN DANCE	United States	78/632,352	5/18/2005	3720073	12/1/2009

RAINCOAT	Australia	852300	10/4/2000	852300	8/3/2001

RAINSHIELD PRESSURE TREATED WOOD & DESIGN	Canada	696947	1/8/1992	TMA436,111	11/25/1994

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

RECTANGLE & DESIGN	Canada	400892	8/4/1976	TMA229,125	7/21/1978

SMART SENSE	Australia	1090263	12/12/2005	1090263	7/26/2006

SMART SENSE	New Zealand	740250	12/12/2005	740250	12/14/2006

SMART SENSE	United States	78/737,793	10/21/2005	3406865	4/1/2008

SMART SENSE	United States	78/977,928	12/8/2005	3218991	3/13/2007

SMART SENSE	European Union	004774261	12/8/2005	004774261	11/15/2006

SMART SENSE	Canada	1286367	1/17/2006	TMA769,004	6/8/2010

SOLIGNUM	Ghana	27196	7/19/1921	27196	7/19/1921

SOLIGNUM	Nigeria	N/A	11/15/1927	3538

SOLIGNUM	Nigeria	36619	2/2/1980	36619	10/9/1986

SOLIGNUM	Portugal	121210	9/22/1913	121210	3/18/1914

SOLIGNUM	Australia	2649	10/13/1906	2649	Not listed

SOLIGNUM	New Zealand	7348	5/27/1908	7348	8/27/1908

SOLIGNUM	Austria	AM2026/56	10/24/1956	35932	2/2/1957

SOLIGNUM	Bahamas			2121

SOLIGNUM KILLS TERMITES	Bangladesh	16253	11/18/1980	16253	11/18/1980

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

SOLIGNUM KILLS TERMITES	Bangladesh	16250	11/18/1998	16250	11/18/1980

SOLIGNUM	Barbados	620	6/15/1951	81/5118	6/15/1951

SOLIGNUM	Benelux	568318	12/8/1971	89638	12/8/1971

SOLIGNUM	Bermuda	361	7/9/1921	361	4/21/2005

SOLIGNUM	Brunei	14	9/16/1957	14	9/16/1957

SOLIGNUM	China	4414964	12/14/2004	4414964	2/21/2008

SOLIGNUM	China	3737820	9/28/2003	3737820	7/21/2005

SOLIGNUM	Congo	4786	9/23/1955	3585/C	8/27/1987

SOLIGNUM	Denmark	VA191100116	2/23/1911	VR191100211	4/29/1961

SOLIGNUM	European Union	003488731	10/30/2003	003488731	2/10/2005

SOLIGNUM	Finland	198605182	12/30/1986	102042	8/5/1988

SOLIGNUM	France	N/A	12/31/1987	1582652	12/31/1987

SOLIGNUM	Germany	S7649	10/25/1956	705666	8/21/1957

SOLIGNUM	Ghana	N/A	7/19/1921	1324	7/19/1921

SOLIGNUM	Guyana	1064A	8/9/1927	1064A	8/9/1927

SOLIGNUM	Hong Kong	N/A		19110108	4/17/1911

SOLIGNUM	Iceland	1521/2003	6/19/2003	670/2003	9/3/2003

SOLIGNUM	India			810	6/9/1942

SOLIGNUM	Indonesia			IDM000094543	11/7/2006

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

SOLIGNUM	Indonesia			IDM000094544	11/7/2006

SOLIGNUM	Ireland			34163

SOLIGNUM	Italy	MI2003C006269	6/19/2003	1040842	3/2/2007

SOLIGNUM	Jersey			1393	11/17/1959

SOLIGNUM	Kenya			KET/1958/008502

SOLIGNUM	Macao	N/A	8/10/1987	513-M	10/18/1987

SOLIGNUM	Malawi			MW/TM/195901621

SOLIGNUM	Malaysia	M/001332	2/26/1951	M/001332	3/27/1951

SOLIGNUM	Malaysia	N/A	1/10/1952	SAR/1013	1/10/1952

SOLIGNUM	Pakistan	2417	6/9/1942	2417	6/9/1942

SOLIGNUM	Philippines	995	11/7/1990	995	11/21/1990

SOLIGNUM	Poland	154157	12/8/1995	125688	11/9/2000

SOLIGNUM	Sierra Leone			681

SOLIGNUM	Singapore	T39/01332I	5/11/1939	T39/01332I	5/11/1939

SOLIGNUM	South Africa	N/A	12/19/1930	1639/30/2	12/19/1930

SOLIGNUM	South Africa	1639/30/1	12/19/1930	1639/30/1	12/19/1930

SOLIGNUM	Spain	M0023602	9/26/1913	M0023602	2/21/1914

SOLIGNUM	Sweden	N/A	8/6/1900	7241	10/9/1900

SOLIGNUM	Switzerland	05906/1988	8/19/1988	366274	1/16/1989

SOLIGNUM	Thailand	521126	6/13/2003	217169	4/12/2005

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

SOLIGNUM	Thailand	521125		Kor215254	6/13/2003

SOLIGNUM	Trinidad & Tobago	N/A	11/29/1909	25/1909	3/2/1910

PROTIM SOLIGNUM	Turkey	93/010346	9/29/1993	148177	9/29/1993

SOLIGNUM	United Kingdom	230949	5/18/1900	230949	5/18/1900

SOLIGNUM	United Kingdom	1145598	12/13/1980	1145598	12/13/1980

SOLIGNUM	Vietnam	18002	5/4/1994	15061	1/17/1995

SOLIGNUM	Nigeria	F/TM/2010/19936	12/7/2010	N/A	N/A

SOLIGNUM	Nigeria	F/TM/2010/19937	12/7/2010	N/A	N/A

SOLIGNUM	Hong Kong	N/A	12/2/2004	300330687	12/4/2005

SOLIGNUM (THAI CHARACTERS)	Thailand	456740	6/19/1981	196394	6/19/1981

SOLIGNUM (THAI CHARACTERS)	Thailand	456739	6/19/1981	196395	6/19/1981

SOLIGNUM AND DEVICE	Nigeria	N/A	1/2/1980	36616

SOLIGNUM ARCHITECTURAL	Nigeria	38236	11/7/1980	38236

SOLIGNUM ARCHITECTURAL	Hong Kong	N/A		19831696	6/26/1981

SOLIGNUM ARCHITECTURAL	Iceland	193/1981	6/12/1981	428/1982	12/30/1982

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

SOLIGNUM ARCHITECTURAL	Malaysia	N/A	6/22/1981	M/91082	1/6/1992

SOLIGNUM ARCHITECTURAL	Singapore	T81/03016C	7/10/1981	T81/03016C	7/10/1981

SOLIGNUM ARCHITECTURAL	United Kingdom	1155933	6/17/1981	1155933	6/17/1981

SOLIGNUM COLOURLESS	Thailand	256684	12/7/1983	10525	12/7/1983

SOLIGNUM EXTERIOR	Thailand	256683	12/7/1983	10524

SOLIGNUM TIMBERTONE	Hong Kong			19821496	6/26/1981

SOLIGNUM TIMBERTONE	Iceland	194/1981	6/12/1981	429/1982	12/30/1982

SOLIGNUM TIMBERTONE	Malaysia	N/A	6/22/1981	M/91081	10/9/1991

SOLIGNUM TIMBERTONE	Singapore	T81/03017A	7/10/1981	T81/03017A	7/10/1981

SOLIGNUM TIMBERTONE	Thailand	466833	9/30/1981	198737	9/30/1981

SOLIGNUM TIMBERTONE	United Kingdom	1006898	2/20/1973	1006898	2/20/1973

SOLIGNUM TIMBERTONE	Nigeria			38167

STABILWOOD	New Zealand	794665	8/20/2008	794665	5/13/2010

MARK	Country	Appl. No.	File Date	Registration No.	Registr. Date

STABILWOOD	Australia	1258301	8/20/2008	1258301	3/26/2009

SUNWOOD	United States			1175696	11/3/1981

SUNWOOD	Canada	454044	5/23/1980	TMA258,919	5/15/1981

SUSTAIN	European Union	007066665	7/15/2008	007066665	3/12/2009

SUSTAIN	United States	77/240,779	7/27/2007	3635951	6/9/2009

TIMBER SPECIALTIES & DESIGN	Canada	333253	5/25/1970	TMA177,670	8/20/1971

TIMBERFUME	United States	73/056,110	6/25/1975	1038656	5/4/1976

TIMBERSAVER	New Zealand	684288	8/6/2003	684288	8/12/2004

TIMBERSAVER	New Zealand	684289	8/6/2003	684289	8/12/2004

TIMBERSAVER	New Zealand	684290	8/6/2003	684290	8/12/2004

TIMBERSAVER	New Zealand	684286	8/6/2003	684286	5/10/2004

ULTRAWOOD	Australia	516575	8/8/1989	516575	2/4/1992

ULTRAWOOD	New Zealand	293903	6/17/1998	293903	7/7/1999

WOODFUME	United States	73/056,111	6/25/1975	1054920	12/28/1976

WOOD-FUME	Canada	415636	9/20/1977	TMA237,462	11/23/1979

WOODSHADES	Japan	2005-066191	7/19/2005	4968358	7/7/2006

WOODSHADES	New Zealand	732662	7/15/2005	732662	10/12/2006

WOODSHADES	Canada	857310	9/26/1997	TMA498,117	7/30/1998

XJ TIMBER PROTECTIVE	Australia	852298	10/4/2000	852298	8/3/2001

Copyright Registrations

REGISTERED COPYRIGHTS IN THE UNITED STATES

Title	Registration Number	Registration Date	Current Owner

Osmose, America’s wood: 40-year limited warranty, farm & residential applications, ask dealer for a copy.	VA0000519733	09/11/1989	Osmose Wood Preserving, Inc.

Osmose Deckit assembly instructions	TX0000066361	06/16/1978	Osmose Wood Preserving Company of America, Inc.

Osmose groundline inspection and treatment service.	TX0000612340	01/12/1981	Osmose Wood Preserving Company of America, Inc.

Wood pole fire-guard application procedures	TXu521045	3/2/1992	Osmose Wood Preserving, Inc.

Environmental	VAu99218	7/16/1986	Osmose Wood Preserving, Inc.

Knowing more about pole decay	TX1317488	6/23/1983	Osmose Wood Preserving Company of America Inc.

Shigometer the function and application	TX632934	11/14/1980	Osmose Wood Preserving Company of America Inc.

Gazebos/director John D. Elliott	PA252479	4/22/1985	A-V Department; Osmose Wood Preserving

Fences/director John D. Elliott	PA252382	2/21/1985	A-V Department; Osmose Wood Preserving

Decks/director John D. Elliott	PA252381	4/23/1985	A-V Department; Osmose Wood Preserving

Domain Names

Australia

determite.com.au

microprotimber.com.au

osmose.com.au

protimtimbercare.com.au

Canada

123stiles.com

aallcannwood.com

abetterpost.ca

abetterpost.com

advance-guard.com

advanceguard.ca

arriere-cours.com

bohemiasandylane.com

boisnature.ca

cedarshades.ca

cedarshades.com

creativebackyards.com

cut-n-seal.ca

cut-n-seal.com

cutnseal.ca

earthshades.ca

endcoat.ca

goodfellowterra.ca

goodfellowterra.com

greatwood.ca

horizonrails.ca

horizonrails.com

k-33.ca

lmwp.com

micronizedtreatedwood.ca

micronizedtreatedwood.co

micronizedtreatedwood.com

micronizedwood.ca

micronizedwood.co

micronizedwood.com

micropro.mobi

microprobackyards.ca

microprobackyards.co

microprobackyards.com

microprosienna.ca

microprosienna.com

microprowood.ca

microprowood.co

microwood.ca

natureshades.ca

naturewood.ca

nw100.ca

proguard.mobi

proguardbackyards.com

proguardmicropro.com

proguardpreservedwood.com

proshadesfencing.com

rancherschoiceposts.com

stiles123.ca

stiles123.com

styles123.com

timberspec.com

timberspecialties.com

ultralastwood.ca

ultralastwood.com

woodshades.ca

Chile

osmose.cl

Europe

indurawood.co.uk

indurawood.com

indurawood.eu

makesureits4.info

makesureits4.org

micronizedtimber.com

micronizedtimber.eu

micronizedtimber.info

osmose.asia

osmose.asia.com

osmose.cn

osmose.co.uk

osmose.co.za

osmose.com.es

osmose.dk

osmose.ee

osmose.es

osmose.eu

osmose.fi

osmose.gr

osmose.hk

osmose.ie

osmose.in

osmose.jp

osmose.lt

osmose.lv

osmose.my

osmose.no

osmose.org.uk

osmose.ph

osmose.pl

osmose.ru

osmose.se

osmose.sg

osmose-africa.com

osmose-deutschland.com

osmose-digital.com

osmose-europe.com

osmose-france.com

osmose-uk.com

osmosenaturewood.co.uk

preservedtimber.com

preservedtimber.eu

preservedtimber.info

protim.cn

protim.co.uk

protimosmose.ie

protimsolignum.com

shades-decking.co.uk

shades-decking.com

solignum.cn

treatedtimber.info

woodhardening.co.uk

woodhardening.com

woodhardening.eu

New Zealand

osmose.co.nz.

United States

Advanceguardproducts.com

Hibor.net

Microprotimber.com

Microprotreatedwood.com

Microprowood.com

Osmose.com

Osmose.us

Osmoseinc.com

Osmoseinc.net

Osmosenet.net

Registered Domain Names in Brazil
Name	Owner

tmbpreservantes.com.br	Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.

osmosepreservantes.com.br	Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.

osmosewood.com.br	Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.

Patent and Trademark License Agreements

1. “Commercialisation Agreement” between DEEDI, Carter Holt Harvey Wood Products Australia Pty Ltd, and Solvents Australia Pty Ltd (licensors) and Osmose Australia Pty Ltd (licensee), dated 2010.

2. “Patent License Agreement” between Ecospan Consulting Services Pty Ltd (licensor) and Osmose (Australia) Pty Ltd (licensee), dated 7 October 2003.

3. “Trade Mark License Agreement for Boracol” between Wood-Slimp GmbH (licensor) and Osmose Australia Pty Limited (licensee), dated 20 December 2005.

4. “License Agreement” between Lonza Inc. (licensor) and Osmose, Inc. (licensee), dated 28 September 2011.

1.	Product and Dealer Registrations

Osmose, Inc. Product and Dealer Registrations

OSMOSE INC. US EPA Pesticide Product Registrations
Product Name	Reg. #	Approval Date	Active Ingredients

Osmose K-33 (60%)	3008-34	4/23/1975	Arsenic Acid, Chromic Acid, Copper Oxide

Sodium Fluoride	3008-58	7/14/1964	Sodium Fluoride

Osmose ACC 50%	3008-60	9/27/1994	Chromic Acid, Copper Oxide

Osmose Wood-Bor	3008-61	8/3/1993	Boron sodium oxide, tetrahydrate

Arsenic Acid	3008-66	9/19/1986	Arsenic Acid

Osmose Arsenic Acid 75% (in process of cancelling due to lack of use)	3008-72	3/25/1996	Arsenic Acid

Technical Grade Cupric Oxide	3008-76	12/28/1999	Cupric Oxide

Chromic Acid	3008-78	5/30/2001	Chromic Acid

FirePro	3008-84	6/24/2002	Boric Acid, Boron sodium oxide pentahydrate

Copper MEA Solution	3008-86	9/23/2003	Copper ethanolamine complex

NW 100-C	3008-87	9/8/2003	Copper ethanolamine complex

NW 200-C	3008-89	11/16/2004	Copper ammonium carbonate

MicroPro 200 (ORD-X372)	3008-90	5/12/2005	Copper carbonate, DDA-Carbonate

MicroPro 800 (ORD-X378)	3008-91	5/10/2005	Copper 8-quinolinolate

MicroPro 200C (ORD-X370)	3008-92	8/30/2005	Copper carbonate

NM 300 (ORD-X280)	3008-94	4/5/2006	DDA-Carbonate

Disodium Octaborate Tetrahydrate	3008-95	12/5/2006	Disodium Octaborate Tetrahydrate

Basic Copper Carbonate	3008-96	1/9/2007	Copper carbonate

MTZ (ORD-X300)	3008-97	5/9/2007	Tebuconazole

STZ (ORD-X450)	3008-98	5/15/2007	Tebuconazole

MicroPro 200C V3 (ORD-X400)	3008-99	4/7/2008	Copper Carbonate

ORD-X310	3008-100	9/30/2008	Copper (1) Oxide (Cuprous Oxide)

MP200-A (ORD-X170)	3008-101	5/6/2009	Copper Carbonate, Tebuconazole

CMC 10.3	3008-102	6/3/2005	Copper Carbonate

CMC 9.0	3008-103	8/29/2005	Copper Carbonate

Sustain 20CQ	3008-104	1/25/2006	Copper Carbonate

Sustain 20T	3008-105	2/6/2007	Copper Carbonate, Tebuconazole

Sustain 20	3008-106	1/4/2007	Copper Carbonate

Everlast CA-B	3008-107	11/15/2006	Copper Carbonate, Tebuconazole

Sustain 25	3008-108	11/13/2008	Copper Carbonate

Sustain 25T	3008-109	2/23/2009	Copper Carbonate, Tebuconazole

Copper MEA Carbonate	3008-110	9/16/2003	Copper Carbonate

CB-300 (ORD-X123)	3008-111	6/1/2011	Propiconazole, Tebuconazole, Imidacloprid

NW-CA (ORD-X070)	3008-112	10/3/2011	Copper Ethanolamine Complex, Tebuconazole, Propiconazole

MP200-A28 (ORD-X380	3008-113	8/10/2012	Copper Carbonate, Tebuconazole

Basic Copper Carbonate – Wet Cake	3008-114	2/22/2012	Copper Carbonate

Basic Copper Carbonate – Dry	3008-115	2/22/2012	Copper Carbonate

MCTI (ORD-X045)	3008-116	10/18/2012	Copper Carbonate, Tebuconazole, Imidacloprid

Cupric Oxide Technical	3008-117	6/7/2012	Copper Oxide

ORD-X042	3008-118	10/16/2012	Tebuconazole, Imidacloprid

Osmose, Inc. US EPA Supplemental Distribution Pesticide Product Registrations
Product Name	Reg. #	Agreement Date	Active Ingredients	Basic Registrant
BAC-Q	10324-21-3008	5-22-2001	ADBAC	Mason Chemical

Carbo-NT	6836-304-3008	6-13-2003	DDA Carbonate	Lonza Inc.

CleanWood 45-Plus	67071-6-3008	10-30-2007	2-n-octyl-4-isothiazolin-3-one	Thor

CleanWood AC	67071-5-3008	4-30-2007	5-Chloro-2-methyl-4-isothiazolin-3-one; 2-methyl-4-isothiazolin-3-one	Thor

DAC-Q	6836-213-3008	6-9-2001	DDAC	Lonza, Inc.

DAC-QM	10324-91-3008	2-24-2004	DDAC	Mason Chemical

BFN	53883-236-3008	2-20-2008	Bifenthrin Industrial	Control Solutions, Inc.

CleanWood Micro	72304-1-3008	9-8-2010	Chlorothalonil	SipCam

Osmose Inc. State Pesticide Registrations

3/17/2014	K-33 (60%)	NW 200-C	NW 100-C	CARBO-NT	MICROPRO 200C	MP200-A	MTZ	MICROPRO 200C V3
Alabama	OK		OK	OK	OK	OK	OK

Alaska	OK

Arizona	OK		OK	OK	OK	OK	OK	OK

Arkansas	OK		OK	OK	OK	OK	OK

California	OK	OK	OK	OK	OK		OK	OK

Colorado	OK	OK	OK	OK	OK	OK	OK

Connecticut

Delaware	OK

District of Columbia

Florida	OK	OK	OK	OK	OK	OK

Georgia	OK	OK	OK	OK	OK	OK

Hawaii	OK

Idaho	OK	OK	OK

Illinois	OK	OK	OK	OK	OK	OK	OK

Indiana	OK	OK	OK	OK	OK	OK

Iowa	OK

Kansas

Kentucky	OK	OK	OK

Louisiana	OK	OK	OK	OK	OK	OK

Maine	OK	OK	OK	OK	OK	OK	OK

Maryland	OK			OK	OK	OK

Massachusetts	OK	OK	OK	OK	OK	OK

Michigan	OK	OK	OK	OK	OK	OK	OK

Minnesota	OK	OK	OK	OK	OK	OK	OK

Mississippi	OK	OK	OK	OK	OK	OK

Missouri	OK	OK	OK	OK	OK	OK

Montana	OK	OK	OK

Nebraska	OK			OK	OK	OK

Nevada	OK

New Hampshire	OK

New Jersey	OK			OK

New Mexico	OK	OK	OK	OK	OK	OK	OK

New York	OK	OK	OK	OK	OK	OK

North Carolina	OK	OK	OK	OK	OK	OK

North Dakota

Ohio	OK	OK	OK	OK	OK	OK

Oklahoma	OK

Oregon	OK	OK	OK	OK	OK	OK	OK	OK

Pennsylvania	OK		OK	OK	OK	OK	OK

Rhode Island	OK		OK	OK	OK	OK	OK

South Carolina	OK		OK	OK	OK	OK	OK

South Dakota	OK		OK	OK	OK	OK	OK

Tennessee	OK		OK	OK	OK	OK	OK

Texas	OK		OK	OK	OK	OK	OK

Utah	OK		OK	OK	OK	OK	OK	OK

Vermont

Virginia	OK		OK	OK	OK	OK	OK

Washington	OK	OK	OK	OK	OK	OK	OK	OK

West Virginia	OK		OK	OK	OK	OK	OK

Wisconsin	OK		OK	OK	OK	OK	OK	OK

Wyoming	OK

3/17/2014	CLEANWOOD AC	CLEANWOOD 45 PLUS	CMC 9.0	CMC 10.3	DAC- QM	BFN	STZ	WOODBOR
Alabama	OK	OK	OK		OK	OK	OK	OK

Alaska	OK

Arizona	OK	OK	OK		OK

Arkansas	OK	OK	OK	OK	OK	OK	OK

California	OK	OK		OK	OK		OK

Colorado	OK	OK	OK	OK	OK

Connecticut

Delaware

District of Columbia

Florida	OK	OK	OK	OK	OK	OK	OK	OK

Georgia	OK	OK	OK	OK	OK	OK	OK	OK

Hawaii	OK	OK						OK

Idaho	OK	OK	OK	OK	OK

Illinois	OK	OK	OK	OK	OK	OK	OK

Indiana	OK	OK	OK		OK	OK	OK	OK

Iowa	OK	OK

Kansas

Kentucky	OK	OK

Louisiana	OK	OK	OK	OK	OK	OK	OK

Maine	OK	OK	OK	OK	OK	OK	OK

Maryland	OK	OK

Massachusetts	OK	OK	OK		OK	OK	OK

Michigan	OK	OK	OK	OK	OK	OK	OK

Minnesota	OK	OK	OK	OK	OK	OK	OK

Mississippi	OK	OK	OK		OK	OK	OK

Missouri	OK	OK	OK	OK	OK	OK	OK

Montana					OK

Nebraska	OK	OK

Nevada	OK

New Hampshire	OK

New Jersey	OK

New Mexico	OK	OK	OK	OK	OK	OK	OK

New York	OK	OK	OK		OK	OK	OK

North Carolina	OK	OK	OK	OK	OK	OK	OK

North Dakota

Ohio	OK	OK	OK	OK	OK

Oklahoma	OK

Oregon	OK	OK	OK	OK	OK	OK	OK

Pennsylvania	OK	OK	OK	OK	OK	OK	OK

Rhode Island	OK	OK	OK	OK	OK	OK	OK

South Carolina	OK	OK	OK	OK	OK	OK	OK	OK

South Dakota	OK	OK	OK		OK	OK	OK

Tennessee	OK	OK	OK	OK	OK	OK	OK

Texas	OK	OK	OK	OK	OK	OK	OK	OK

Utah	OK	OK	OK		OK

Vermont

Virginia	OK	OK	OK	OK	OK	OK	OK	OK

Washington	OK	OK	OK	OK	OK	OK	OK	OK

West Virginia	OK	OK	OK	OK	OK

Wisconsin	OK	OK	OK	OK	OK	OK	OK

Wyoming	OK

3/17/2014	NM 300 (FIM)	FirePRO	CleanWood Micro	CB-300	NW-CA	MP200-A28
Alabama	OK		OK		OK	OK

Alaska

Arizona						OK

Arkansas	OK		OK	OK	OK	OK

California	OK	OK	OK	OK	OK

Colorado	OK		OK	OK	OK	OK

Connecticut

Delaware

District of Columbia

Florida			OK	OK	OK	OK

Georgia			OK	OK	OK	OK

Hawaii

Idaho				OK	OK

Illinois	OK		OK		OK	OK

Indiana			OK	OK	OK	OK

Iowa

Kansas

Kentucky

Louisiana	OK		OK	OK	OK	OK

Maine			OK	OK	OK	OK

Maryland			OK			OK

Massachusetts			OK		OK	OK

Michigan			OK		OK	OK

Minnesota	OK		OK	OK	OK	OK

Mississippi			OK			OK

Missouri			OK		OK	OK

Montana

Nebraska			OK			OK

Nevada

New Hampshire

New Jersey

New Mexico						OK

New York			OK			OK

North Carolina			OK	OK	OK	OK

North Dakota

Ohio			OK	OK	OK	OK

Oklahoma

Oregon	OK		OK	OK	OK	OK

Pennsylvania	OK		OK	OK	OK	OK

Rhode Island			OK		OK	OK

South Carolina	OK		OK	OK	OK	OK

South Dakota						OK

Tennessee			OK	OK	OK	OK

Texas	OK		OK	OK	OK	OK

Utah						OK

Vermont

Virginia	OK		OK	OK	OK	OK

Washington	OK	OK	OK	OK	OK	OK

West Virginia		OK	OK	OK	OK	OK

Wisconsin	OK		OK		OK	OK

Wyoming

Osmose Railroad Services, Inc. State Registrations

	Timberfume II	CU-89-RTU II
Alabama	OK	OK
Alaska	OK	OK
Arizona	OK	OK
Arkansas	OK	OK
California*	—	OK
Colorado	OK	OK
Connecticut	OK	OK
Delaware	OK	OK
District of Columbia	OK	—
Florida	OK	OK
Georgia	OK	OK
Hawaii	—	OK
Idaho	OK	OK
Illinois	OK	OK
Indiana	OK	OK
Iowa	OK	OK
Kansas	OK	OK
Kentucky	OK	OK
Louisiana	OK	OK
Maine	OK	OK
Maryland	OK	OK
Massachusetts	OK	—
Michigan	OK	OK
Minnesota	OK	OK
Mississippi	OK	OK
Missouri	OK	OK
Montana	OK	OK
Nebraska	OK	OK
Nevada	OK	OK
New Hampshire	OK	OK
New Jersey	OK	OK
New Mexico	OK	OK
New York	OK	OK
North Carolina	OK	OK
North Dakota	OK	OK
Ohio	OK	OK
Oklahoma	OK	OK
Oregon	OK	OK
Pennsylvania	OK	OK
Rhode Island	OK	OK
South Carolina	OK	OK
South Dakota	OK	OK
Tennessee	OK	OK
Texas	OK	OK
Utah	OK	OK
Vermont	OK	OK
Virginia	OK	OK
Washington	OK	OK
West Virginia	OK	OK
Wisconsin	OK	OK
Wyoming	OK	OK

Osmose, Inc. Pesticide Dealer Licenses

State	Company/Person Licensed
Florida	Osmose, Inc.

Georgia	Osmose, Inc.

Iowa	Osmose, Inc.

Indiana	Osmose, Inc.

Michigan	Teri Muchow

Mississippi	Teri Muchow

New Mexico	Osmose, Inc.

New York	Osmose, Inc.

Oklahoma	Osmose, Inc.

Oregon	Osmose, Inc.

Texas	Osmose, Inc.

Protim Solignum Product Registrations (by Country)

Product name	Region	Country
Celcure AC-500 (AC-450)	Africa	Cameroon

Celcure CCA C60	Africa	Kenya

Osmose CCA C60	Africa	Kenya

Celcure AC-500	Africa	South Africa	Approved 2009. Annual renewal required.

Celcure AC-450	Africa	Tanzania	Application submitted, awaiting testing

Celcure CCA C60	Africa	Tanzania	Registered. Re-registration completed, paperwork held by Distribution Agency

Osmose AC-450	Africa	Tanzania	Application submitted, awaiting testing

Osmose Pole Paste	Africa	Tanzania	Application submitted, awaiting testing

Timberlife Aqua Conc.	Asia	Hong Kong

Timberlife Aqua RFU	Asia	Hong Kong

Trussguard Aqua	Asia	Hong Kong

Celcure AC-800	Asia	Israel	Registered

Koshipuro TB	Asia	Japan	Informed by Agency that approval has been granted by JWPA – waiting on further information

MicroPro 200	Asia	Philippines

Soilguard	Asia	Philippines

Timberlife Aqua Conc.	Asia	Philippines

Timberlife Aqua RFU	Asia	Philippines

Colourless AZ	Asia	Singapore

Determite	Europe	Czech Republic	Registered

Sleeper Protect	Europe	Czech Republic	Registered

Protim P-Vac (31)	Europe	Denmark	Registered

Protim P-Vac (31V)	Europe	Denmark	Registered

Celcure C4	Europe	Estonia	Registered

Celcure AC-500	Europe	Finland	Registered

Celcure AC-800	Europe	Finland	Registered

Celcure C4-B	Europe	Finland	Registered

Celcure MC-350 A & B	Europe	Finland	Registered

Celcure MC-500	Europe	Finland	Registered

Celkil 90	Europe	Finland	Registered

Injecta Puuöljy, Whreä	Europe	Finland	Registered

Osmose Puuöljy	Europe	Finland	Registered

Osmose Puuöljy, Ruskea	Europe	Finland	Registered

Celcure C4	Europe	France	FCBA Approval

Protim E406	Europe	France	FCBA Approval required

Celbor P25	Europe	France	Registered

Celcure AC-500	Europe	France	Registered

Celcure AC-800	Europe	France	Registered

Celcure AC-400	Europe	Germany

Celcure AC-450	Europe	Germany

Celcure AC-500	Europe	Germany

Celbrite T330	Europe	Germany

Celbrite FS1	Europe	Germany	Registered

Celbrite FS2	Europe	Germany	Registered

Fentex	Europe	Germany	BPD Product Authorisation : Mutual recognition

Celcure C4	Europe	Germany	Registered

Celcure CCO	Europe	Germany	Registered

Celcure AC-500	Europe	Greece	Registered

Pole Paste	Europe	Greece	Registered

Solignum Universal	Europe	Greece	Registered

Celcure MC-500 (A&B)	Europe	Ireland	Registration requested Nov 11

MicroPro Endcoat	Europe	Ireland

Osmose Endcoat Wood Preservative (Green)	Europe	Ireland	Registered

Brooks Wood Preserver Brown	Europe	Ireland	Registered

Brooks Wood Preserver Clear	Europe	Ireland	Registered

Brooks Wood Preserver Green	Europe	Ireland	Registered

Brown CDB	Europe	Ireland	Registered

Celcure AC-500	Europe	Ireland	Registered

Celcure AC-800	Europe	Ireland	Registered

Protim 418V	Europe	Ireland	Registered

Protim 418V (M)	Europe	Ireland	Registered

Protim B610	Europe	Ireland	Registered

Protim CDB Brown	Europe	Ireland	Registered

Protim CDB Clear	Europe	Ireland	Registered

Protim E406	Europe	Ireland	Registered

Protim E415	Europe	Ireland	Registered

Protim E415(i)	Europe	Ireland	Registered

Protim E418	Europe	Ireland	Registered

Celcure CB90	Europe	Ireland	Registered

Celkil 90	Europe	Ireland	Registered

Osmose ABS 33	Europe	Ireland	Registered

Protim E455	Europe	Ireland	Registered

Protim E460	Europe	Ireland	Registered

Protim E460 WP	Europe	Ireland	Registered

Protim E480	Europe	Ireland	Registered

Protim Fentex M	Europe	Ireland	Registered

Protim Green E	Europe	Ireland	Registered

Protim Insecticidal AQ8	Europe	Ireland	Registered

Protim Insecticidal Emulsion P	Europe	Ireland	Registered

Protim Universal	Europe	Ireland	Registered

Protim Universal AQ 250	Europe	Ireland	Registered

Protim Wall Solution 250	Europe	Ireland	Registered

Protim Woodworm Killer P	Europe	Ireland	Registered

Celbrite S795	Europe	Latvia	Registered

Celbrite S8	Europe	Latvia	Registered

Celcure AC-350	Europe	Latvia	Registered

Celcure C4	Europe	Latvia	Registered

Celcure AC-500	Europe	Netherlands	Registered

Celcure AC-800	Europe	Netherlands	Registered

Celcure P50 Flytande	Europe	Netherlands	Registered

Celcure AC-500	Europe	Norway	Registered

Celcure AC-800	Europe	Norway	Registered

Celcure C4	Europe	Norway	Registered

Protim P-Vac 11	Europe	Norway	BPD Product Authorisation : Mutual recognition

Protim P-Vac 31	Europe	Norway	Registered

Celcure MC-350 A&B	Europe	Norway	Registered

Celkil 95	Europe	Norway	Registered

Osmoweld MPF (600 ml)	Europe	Norway	Registered

Fentex E5 (PL) 611	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim P-Vac (31)	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim P-Vac (31)	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim P-Vac 11	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim FC (31)	Europe	Poland	Registered

Protim FC (31) I	Europe	Poland	Registered

Protim P-Vac (40)	Europe	Poland	Registered

Protim P-Vac (60)	Europe	Poland	Registered

Celcure AC-500	Europe	Poland	Registered

Celcure AC-800	Europe	Poland	Registered

Protim 418 V	Europe	Poland	Registered

Celbrite Phoenix	Europe	Poland	Registered

Celcure CC50	Europe	Portugal

Celcure MC-800	Europe	Portugal

PolePaste	Europe	Portugal

Celcure AC-725	Europe	Portugal	Registered, paperwork held by Distribution Agency

Celbrite Phoenix C	Europe	Russia	Registered

Celbrite S8	Europe	Russia	Registered

Celcure AC-500	Europe	Russia	Registered

Celcure CCA C50	Europe	Russia	Registered

Celcure CCA C60	Europe	Russia

AC-500	Europe	Spain	Approval awaited

AC-800	Europe	Spain	Approval awaited

CC50	Europe	Spain	Approval awaited

PolePaste	Europe	Spain	Approval awaited

PoleRods	Europe	Spain	Approval awaited

Copper Carbonate	Europe	Spain	Registered

Copper Oxide	Europe	Spain	Registered

Celcure C4	Europe	Sweden	Approval awaited

Celcure MC-350 (A&B)	Europe	Sweden	Approval awaited

Celcure MC-500 (A&B)	Europe	Sweden	Registered

MC-T	Europe	Sweden	KEMI Registration requested Dec 11

Protim P-Vac (31)	Europe	Sweden	BPD Product Authorisation : Mutual recognition

Protim P-Vac 11	Europe	Sweden	BPD Product Authorisation Application

Protim E415	Europe	Sweden	Registered

Protim B610	Europe	Sweden	Registered

Protim E41-600	Europe	Sweden	Registered

P50 Flytande	Europe	Sweden	Registered

Osmose Process Oil	Europe	Sweden	Registered

Celcure AC-500	Europe	Sweden	Registered

Celcure AC-800	Europe	Sweden	Registered

Celbor DB25	Europe	Sweden	Registered

Advanced Guard	Europe	UK & N. Ireland	Registered

Aqueous Universal	Europe	UK & N. Ireland	Registered

Brooks Wood Preserver	Europe	UK & N. Ireland	Registered

Celbor	Europe	UK & N. Ireland	Registered

Celbor M	Europe	UK & N. Ireland	Registered

Celbor P	Europe	UK & N. Ireland	Registered

Celbor P5	Europe	UK & N. Ireland	Registered

Celbor P25	Europe	UK & N. Ireland	Registered

Celbor PR	Europe	UK & N. Ireland	Registered

Celbrite LA	Europe	UK & N. Ireland	Registered

Celbrite M	Europe	UK & N. Ireland	Registered

Celbrite P	Europe	UK & N. Ireland	Registered

Celbronze B	Europe	UK & N. Ireland	Registered

Celcure AC-10	Europe	UK & N. Ireland	Registered

Celcure AC-12	Europe	UK & N. Ireland	Registered

Celcure AC-350 A	Europe	UK & N. Ireland	Registered

Celcure AC-350 B	Europe	UK & N. Ireland	Registered

Celcure AC-500	Europe	UK & N. Ireland	Registered

Celcure AC-500 R	Europe	UK & N. Ireland	Registered

Celcure AC-700	Europe	UK & N. Ireland	Registered

Celcure AC-800	Europe	UK & N. Ireland	Registered

Celcure ACB	Europe	UK & N. Ireland	Registered

Celcure MC-500	Europe	UK & N. Ireland	Registered

Celcure MC-500 A	Europe	UK & N. Ireland	Registered

Celcure MC-500 B	Europe	UK & N. Ireland	Registered

Celcure MC-T3	Europe	UK & N. Ireland	Registered

Celgard FP	Europe	UK & N. Ireland	Registered

Celpruf B	Europe	UK & N. Ireland	Registered

Celpruf WB11	Europe	UK & N. Ireland	Registered

Cut End	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 [Frame]	Europe	UK & N. Ireland	BPD Product Authorisation Application : Frame formulation

Fentex E2 610	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 Cedar	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 WR 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 WR Cedar	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E5 (PL) 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E5 [Frame]	Europe	UK & N. Ireland	BPD Product Authorisation Application : Frame formulation

Fentex E5 Clear	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES 5 Green	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 610	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 637	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 658	Europe	UK & N. Ireland	BPD Product Authorisation Application

MicroPro Endcoat	Europe	UK & N. Ireland	Registration requested Nov 11

Osmose Endcoat (Clear, Brown, Green)	Europe	UK & N. Ireland	BPD Product Authorisation Application

Osmose FirePro	Europe	UK & N. Ireland	BPD Product Authorisation Application

Osmose Pole Paste	Europe	UK & N. Ireland	Registered

Osmose Pole Rods	Europe	UK & N. Ireland	Registered

Preservative Gel	Europe	UK & N. Ireland	Registered

Protim 250	Europe	UK & N. Ireland	Registered

Protim 250 WR	Europe	UK & N. Ireland	Registered

Protim 265	Europe	UK & N. Ireland	Registered

Protim 340	Europe	UK & N. Ireland	Registered

Protim 340 WR	Europe	UK & N. Ireland	Registered

Protim 340 E	Europe	UK & N. Ireland	Registered

Protim 415	Europe	UK & N. Ireland	Registered

Protim 415 T	Europe	UK & N. Ireland	Registered

Protim 415 TWR	Europe	UK & N. Ireland	Registered

Protim 418	Europe	UK & N. Ireland	Registered

Protim 418 JWR	Europe	UK & N. Ireland	Registered

Protim 418 J	Europe	UK & N. Ireland	Registered

Protim 418 V	Europe	UK & N. Ireland	Registered

Protim 418 V (M)	Europe	UK & N. Ireland	Registered

Protim 418 WR	Europe	UK & N. Ireland	Registered

Protim 600 WR	Europe	UK & N. Ireland	Registered

Protim AQ	Europe	UK & N. Ireland	Registered

Protim Aquachem-Insecticidal	Europe	UK & N. Ireland	Registered

Protim Brown CDB	Europe	UK & N. Ireland	Registered

Protim E406	Europe	UK & N. Ireland	Registered

Protim E406 Concentrate	Europe	UK & N. Ireland	Registered

Protim E406 WR	Europe	UK & N. Ireland	Registered

Protim E41 Concentrate	Europe	UK & N. Ireland	Registered

Protim E410	Europe	UK & N. Ireland	Registered

Protim E415	Europe	UK & N. Ireland	Registered

Protim E415 (i)	Europe	UK & N. Ireland	Registered

Protim E415 R	Europe	UK & N. Ireland	Registered

Protim E418 C	Europe	UK & N. Ireland	Registered

Protim E41 J	Europe	UK & N. Ireland	Registered

Protim E430	Europe	UK & N. Ireland	Registered

Protim E470	Europe	UK & N. Ireland	Registered

Protim E480	Europe	UK & N. Ireland	Registered

Protim FDR 250	Europe	UK & N. Ireland	Registered

Protim FDR 418 J	Europe	UK & N. Ireland	Registered

Protim B10	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim B610	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim E418	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim FDR 418	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim FDR418V	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim Green E	Europe	UK & N. Ireland	Registered

Protim Frameguard	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim I-Guard	Europe	UK & N. Ireland	Registered

Protim Insecticidal AQ8	Europe	UK & N. Ireland	Registered

Protim JP 250	Europe	UK & N. Ireland	Registered

Protim Solignum D.O.T.	Europe	UK & N. Ireland	Registered

Protim Universal	Europe	UK & N. Ireland	Registered

Protim Wall Solution 250	Europe	UK & N. Ireland	Registered

Protim Wall Solution Concentrate	Europe	UK & N. Ireland	Registered

Protim Woodworm Killer P	Europe	UK & N. Ireland	Registered

Solignum Anti-Fungi Concentrate	Europe	UK & N. Ireland	Registered

Solignum End Coat Wood Preservative	Europe	UK & N. Ireland	Registered

Solignum Insecticidal AQ8	Europe	UK & N. Ireland	Registered

Solignum Woodworm Killer	Europe	UK & N. Ireland	Registered

Universal P.I.	Europe	UK & N. Ireland	Registered

Celcure AC-800	Europe	Ukraine	Registered

PROTIM SOLIGNUM ONGOING BPR PRODUCT REGISTRATIONS (BY COUNTRY)

Product name	Region	Country	BPR - Annex I inclusion date
Brooks Wood Preserver	Europe		1/02/2016

Celbor P	Europe		1/02/2015

Celbor P 25	Europe		1/02/2015

Preservative Gel	Europe		1/02/2015

Protim E406 WR	Europe		1/02/2016

Protim E418 C	Europe		1/02/2016

Protim Universal AQ250	Europe		1/02/2016

Celcure AC-500	Europe	Finland	1/02/2015

Celcure AC-800	Europe	Finland	1/02/2015

Celcure MC-500 A	Europe	Finland	1/02/2015

Celcure MC-500 B	Europe	Finland	1/02/2015

Celcure AC-400	Europe	Germany	1/02/2015

Celcure AC-800	Europe	Germany	1/02/2015

Pole Protect	Europe	Germany	1/02/2015

Celbrite S8D	Europe	Germany	1/02/2015

Protim 418 V	Europe	Ireland	1/02/2016

Protim Brown CDB	Europe	Ireland	1/02/2016

Protim Green E	Europe	Ireland	1/02/2016

Protim Universal	Europe	Ireland	1/02/2016

Celcure AC-500	Europe	Latvia	1/02/2015

Celcure AC-800	Europe	Latvia	1/02/2015

Celbrite S-795	Europe	Latvia	1/02/2015

Celbrite S8	Europe	Latvia	1/02/2015

Celbrite S-795	Europe	Lithuania	1/02/2015

Celbrite S8	Europe	Lithuania	1/02/2015

Celcure MC-500 A	Europe	Norway	1/02/2015

Celcure MC-500 B	Europe	Norway	1/02/2015

Celcure AC-500	Europe	Poland	1/02/2015

Protim 418 V	Europe	Poland	1/02/2016

Celcure AC-500	Europe	Sweden	1/02/2015

Celcure AC-800	Europe	Sweden	1/02/2015

Celcure MC-500 A	Europe	Sweden	1/02/2015

Celcure MC-500 B	Europe	Sweden	1/02/2015

Protim E415	Europe	Sweden	1/02/2016

Celcure AC-500	Europe	UK & N. Ireland	1/02/2015

Celcure MC-500 A	Europe	UK & N. Ireland	1/02/2015

Celcure MC-500 B	Europe	UK & N. Ireland	1/02/2015

Osmose End Coat	Europe	UK & N. Ireland	1/02/2015

Protim 265	Europe	UK & N. Ireland	1/02/2016

Protim 415	Europe	UK & N. Ireland	1/02/2016

Protim 418	Europe	UK & N. Ireland	1/02/2016

Protim 418 V	Europe	UK & N. Ireland	1/02/2016

Protim E406	Europe	UK & N. Ireland	1/02/2016

Protim E406 Conc. 10	Europe	UK & N. Ireland	1/02/2016

Protim E415	Europe	UK & N. Ireland	1/02/2016

Protim I-Guard	Europe	UK & N. Ireland	1/02/2015

OSMOSE AUSTRALIA PTY LTD. PRODUCT REGISTRATIONS Updated 3/17	Approval Number	Name	Product type	Status	Actives
	30710	BORACOL 100RH FUNGICIDE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE | BENZALKONIUM CHLORIDE
	30711	BORACOL 200RH FUNGICIDE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE | BENZALKONIUM CHLORIDE
	30712	BORACOL 400RH FUNGICIDE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE | BENZALKONIUM CHLORIDE
	30713	IMPEL RODS FOR TIMBER PRESERVATION	MIXED FUNCTION PESTICIDE	Registered	BORON AS DISODIUM OCTOBORATE ANHYDROUS
	30740	HYLITE TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	CARBENDAZIM | ZINC NAPHTHENATE
	39420	PROTIM 70 WR (P) WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	COPPER (CU) PRESENT AS COPPER NAPHTHENATE | PERMETHRIN (25:75::CIS:TRANS)
	40092	IMPRETECT C.S.	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC ACID | CHROMIUM AS SODIUM DICHROMATE | COPPER PRESENT AS COPPER SULFATE
	40753	PROTIM 235 WR WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	TRIBUTYLTIN NAPHTHENATE | PERMETHRIN | DICHLOFLUANID
	41482	IMPRETECT CO	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC ACID | CHROMIUM PRESENT AS CHROMIUM TRIOXIDE | COPPER AS COPPER (II) OXIDE
	41680	SARMIX 3 CCA SALTS	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC PENTOXIDE | CHROMIUM AS SODIUM DICHROMATE | COPPER PRESENT AS
	41681	SARMIX OXCELL C-680 FOR TIMBER TREATMENT	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC ACID | CHROMIUM PRESENT AS CHROMIUM TRIOXIDE | COPPER AS COPPER (II) OXIDE
	45387	ACQ FOR TIMBER TREATMENT	MIXED FUNCTION PESTICIDE	Registered	COPPER AMMONIUM CARBONATE | DIDECYL DIMETHYL AMMONIUM CHLORIDE
	46037	PROTIM LCWR (P) WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	PERMETHRIN (25:75::CIS:TRANS)
	48187	PROTIM LCWR TRUSSGUARD (P) WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	PERMETHRIN (25:75::CIS:TRANS)
	49309	PROTIM-SOLIGNUM XJ CLEAR TIMBER PROTECTIVE	WOOD PRESERVATIVE	Registered	ZINC NAPHTHENATE | PERMETHRIN (25:75::CIS:TRANS)
	50176	L-BOR TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE
	51707	PROTIM TIMBERCARE CN TIMBER OIL	MIXED FUNCTION PESTICIDE	Registered	COPPER (CU) PRESENT AS COPPER NAPHTHENATE
	51708	PROTIM SOLIGNUM TIMBER PROTECTIVE EMULSION CN	MIXED FUNCTION PESTICIDE	Registered	COPPER (CU) PRESENT AS COPPER NAPHTHENATE
	52101	OSMOSE ACQ TYPE D FOR TIMBER TREATMENT	MIXED FUNCTION PESTICIDE	Registered	COPPER AS COPPER CARBONATE | DIDECYL DIMETHYL AMMONIUM CHLORIDE
	55284	INSHIELD INSECTICIDE	INSECTICIDE	Registered	PERMETHRIN (25:75::CIS:TRANS)
	58293	PROTIM OPTIMUM READY-TO-USE LOSP TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE
	58677	OSMOSE DETERMITE TIMBER INSECTICIDE	INSECTICIDE	Registered	BIFENTHRIN
	59591	OSMOSE DETERMITE GLUE LINE INSECTICIDE	INSECTICIDE	Registered	BIFENTHRIN
	59785	OSMOSE DETERMITE ULTRA LOW ODOUR TIMBER FRAMING INSECTICIDE	INSECTICIDE	Registered	BIFENTHRIN
	61546	OSMOSE DETERMITE ULTRA LOW ODOUR TIMBER FRAMING INSECTICIDE RTU	INSECTICIDE	Registered	BIFENTHRIN
	61870	OSMOSE DETERMITE RESEAL	INSECTICIDE	Registered	BIFENTHRIN
	61924	OSMOSE MICROPRO COPPER BASED TIMBER PRESERVATIVE	WOOD PRESERVATIVE	Registered	COPPER AS COPPER CARBONATE
	62395	CUTROL ANTI SAPSTAIN	FUNGICIDE	Registered	OXINE COPPER
	62542	PROTIM OPTIMUM GOLD READY-TO-USE LOSP TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE
	67081	PROTIM OPTIMUM CONCENTRATE TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE
	67623	OSMOSE MICRONISED TEBUCONAZOLE TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	TEBUCONAZOLE
	69272	PROTIM OPTIMUM READY-TO-USE PENETRATING LOSP TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE

Osmose New Zealand Product Registrations

Product Name	New Zealand EPA Approval No.
ACQ for Timber Treatment	HSR000850

ACQ Timber Preservative	HSR000940

ACQ Wood Preservative	HSR100651

ACQ Wood PreservativeWorking Solution	HSR100649

ACQ Wood Presrevative Intermediate Concentrate	HSR100652

Alkaline Copper Quat	HSR001674

Arsenic Acid	HSR006500

Baimol	HSR000904

Bifenthrin 100EC	HSR02046

Boracol 100RH	HSR000845

Boracol 200RH	HSR000907

Boracol 400RH	HSR000907

Boron Glycol Option 1	HSR007928

Boron Glycol Option 2	HSR007929

Boron Glycol Option 3	HSR007930

Boron Glycol Option 4	HSR007931

Boron Glycol Option 5	HSR007932

Cleanwood	HSR000901

Copper Ammonium Carbonate (CAC) Concentrate	HSR100650

Cutrol 375	HSR000114

Determite Glueline	HSR008033

Dip Salts	HSC06007

F-Bor Powder	HSR000911

FramePro	HSR000907

FrameSaver	HSR000907

Hylite 109	HSR000872

Hylite Antimould	HSR000870

Hylite Antimould II	HSR000670

Hylite Antisapstain	HSR000095

Hylite Clear	HSR002477

Hylite Excell	HSR00874

Hylite Extra	HSR000868

Hylite NC	HSR000876

Hysan	HSR100072

Hysan RTU	HSR100073

Hysan RTU + Antimould	HSR100074

Impretect C	HSR000908

Liquid Boron	HSR000848

ORD-X170 revised	HSR100809

ORD-X370 (1.2 - 7.6g/L Copper) + Co-Biocide A	HSR007831

ORD-X370 (7.5 - 25.5g/L Copper) + Co-Biocide A	HSR007832

ORD-X370 Concentrate	HSR007833

ORD-X370 plus TEB EC25 - Option 1	HSR007958

ORD-X370 plus TEB EC25 - Option 2	HSR007959

ORD-X370 plus TEB EC25 - Option 3	HSR007960

pH Adjust	HSR0002490

Premix B	HSR100274

Premix BR	HSR100275

Protim Antimould	HSR02009

Protim Aquazole	HSR007777

Protim Aquazole Ready to use	HSR007778

Protim FramePlus RFU	HSR002466

Protim H3 Domestic	HSR000842

Protim H3 Export	HSR000841

Protim Optimum II	HSR002442

Protim Optimum RFU	HSR002441

Protim Reseal	HSR002662

Sarmix Oxcel C	HSR000851

Sodium Dichromate 60% Solution	HSR006382

TEB EC25	HSR007961

Thickened Boron	HSR100564

Xyla Conc	HSR100591

Mattersmiths Product Registrations

Product Name	NZ EPA Approval No.
Blue Preserve Type DC (import or manufacture)	HSR06047

Blue Control IC (manufacture & export)	HSR06036

SureBor (import or manufacture)	HSR04062

SureBor N (import or manufacture)	HSR 06105

Blue Control OF (import & manufacture)	HSR 07087

Blue Control OF (Plant compound)	P007030

Blue Control OC	P005343

Blue Control TCPN	P005827

Blue Control OCA	P005342

Latin America Product Registrations

Chemical	Country	Active Ingredient	Formulation	Regsitration Date	Expiration Date	Registration Number
Timberlux CCA-C70	Chile	Chromic Acid	Soluble Liquid Concentrate	Oct 2008	Feb 2018	2368

		Cupric Oxide

		Arsenic Pentoxide

Preservantes De Madera CCA Tipo C	Chile	Chromic Acid	Soluble Liquid Concentrate	Apr 2012	April 2017	2428

		Cupric Oxide

		Arsenic Pentoxide

Timberlux CCA-C 60	Chile	Chromic Acid	Soluble Liquid Concentrate	Oct 2008	Oct 2018	2500

		Cupric Oxide

		Arsenic Pentoxide

Timberlux CCB	Chile	Sodium Dichromate	Water Dispersible Granules	Feb 2009	Feb 2014	2529

		Copper Sulphate

		Boric Acid

Osmose K-33	Chile	Chromic Acid	Soluble Liquid Concentrate	Jun 2010	Dec 2014	2553

		Cupric Oxide

		Arsenic Pentoxide

Protim S65	Chile	TBTN (tributyltin naftenato)	Soluble Liquid Concentrate	Jun 2008	to confirm	2603

		Permethrine

Protim Optimum	Chile	Propiconazole	Soluble Liquid Concentrate	Aug 2010	Aug 2015	2700

		Tebuconazole

		Permethrine

Cutrol	Chile	Copper 8- Qunolinolate	Soluble Liquid Concentrate	Jun 2008	Dec 2016	2432

Hylite	Chile	Carbendzime	Suspension Concentrate	Sep 2008	Aug 2018	2516

		Copper 8- Qunolinolate

Hyite 540	Chile	Carbendzime	Suspension Concentrate	Sep 2007	March 2017	2644

		Copper 8- Qunolinolate

MP200A (registered as Micro CA)	Chile	Copper Carbonate	Suspension Concentrate	Jan 2011	Jan 2016	2752

		Tebuconazole

Madepil Tri 90 Fungicide Liquid	Brazil	Tribromophenol		June 2011	Oct 2014	0949

Madepil AC 40	Brazil	CCA		Sep 2011	Jun 2015	007315

MP200A	Puerto Rico	Copper Carbonate	Suspension Concentrate	Mar 2013	Nov 2014	13-691-6

Cleanwood AC	Puerto Rico			Mar 2013	Nov 2014	13-691-10

Cleanwood 45 Plus	Puerto Rico			Mar 2013	Nov 2014	13-691-8

Osmose K-33	Puerto Rico	Chromic Acid	Soluble Liquid Concentrate	Mar 2013	Nov 2014	13-691-9

NW-CA	Puerto Rico			Mar 2013	Nov 2014	13-261-11

Cleanwood Micro	Puerto Rico			Mar 2013	Nov 2014	13-91-8

Osmose K-33	Honduras	Chromic Acid	Soluble Liquid Concentrate	Jul 2006	Jul 2016	591-30-I

Cleanwood 45 Plus	Honduras			Oct 2012	Oct 2022	448-276 II

Cleanwood AC	Honduras			Oct 2012	Oct 2022	449-277 II

MP200A (registered as Micro CA)	Honduras	Copper Carbonate	Suspension Concentrate	Jul 2012	Jul 2022	441-269 II

MicroPRO 200C	Honduras			Mar 2008	Mar 2018	617-56 I

Carbo NT	Honduras			Mar 2008	Mar 2018	618-57

MTZ	Honduras

Osmose K-33	Mexico	Chromic Acid	Soluble Liquid Concentrate

Cupric Oxide

Arsenic Pentoxide

Osmose K-33	Costa Rica	Chromic Acid	Soluble Liquid Concentrate

Cupric Oxide

Arsenic Pentoxide

MP200A	Costa Rica	Copper Carbonate	Suspension Concentrate

Carbo NT	Costa Rica

CleanWood AC	Costa Rica

MP400-EXT	Costa Rica

Hollow Heart	Costa Rica

Osmose K-33	Belize	Chromic Acid	Soluble Liquid Concentrate	Jun 27, 2013	Jun 27, 2018	0231-2

Cupric Oxide

Arsenic Pentoxide

MP200A	Jamaica	Copper Carbonate	Suspension Concentrate

Cleanwood 45 Plus	Jamaica

Cleanwood AC	Jamaica

Osmose K-33	Bolivia	Chromic Acid	Soluble Liquid Concentrate

Cupric Oxide

Arsenic Pentoxide

Plant/Facility Permits

OSMOSE SITE PERMITS – BUFFALO, NEW YORK LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Restricted Pesticides Commercial Permit	R05442	February 28, 2015

Osmose, Inc.	Air Facility Registration Certificate	9-1402-00410/02000	Not Applicable

Osmose, Inc.	Hazardous Materials Certificate of Registration	062711 007 021TU	June 30, 2015

Osmose, Inc.	Petroleum Bulk Storage Certificate	9-014583	September 2, 2016

Osmose, Inc.	Liquefied Gas Permit	46-Y	December 31, 2014

Osmose, Inc.	Fire prevention code license	FPC11-505318	December 31, 2014

Osmose, Inc.	Pollutant Discharge permit	1205-BU114	June 30, 2015

OSMOSE SITE PERMITS – ROCK HILL, SOUTH CAROLINA LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Conditional Major Air Quality Permit	CM-2440-0079	June 30, 2015

Osmose, Inc.	Non-Storm Water Discharge Assessment and Certification	9-1402-00410/02000	Not Applicable

OSMOSE SITE PERMITS – HUBBELL, MICHIGAN LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Hubbell	Noncontact Cooling Water General Permit NPDES (Under revision) 2 PDF’s in files until review is complete	MI0059182	October 1, 2017

Hubbell	Air permit	213-961	NA

OSMOSE SITE PERMITS – MILLINGTON, TENNESSEE LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Tennessee Multi-Sector Permit (TMSP)	TNR051061	May 14, 2014

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-01P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-02P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-03P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-04P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-05P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-06P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-07P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-08P	September 22, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-09P	June 15, 2012 (Decision made not to renew-redundant permit)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-010P	February 15, 2013 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-11P	February 15, 2013 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc	City of Memphis industrial wastewater discharge agreement	N-LN2-112	March 22, 2014 (in process of renewal)

WOOD PROTECTION, LP PERMITS

1.	City Of Houston

a.	Fire Department Permits

i.	Lock Box

ii.	Hazardous Storage

iii.	Hot Work

iv.	FC Storage & Use GE

v.	Fuel Dispense

vi.	Hi-Pile Storage

b.	Occupancy

i.	5101 Treating

ii.	5151 Office

iii.	5151 1⁄2 Warehouse

c.	Sign Operating Permit

d.	Solid Waste

e.	Combustible Waste Storage

2.	Environmental Protection Agency - TXD059345116

3.	Forest Stewardship Council Certificate

4.	Texas Commission of Environmental Quality

a.	Storm Water

b.	Tier II

5.	Texas Department of Agriculture

a.	Structural Pesticide Business

b.	Commercial Applicator

6.	Texas Department of Transportation

7.	Texas Motor Fuels Tax License

8.	Texas Sales and Use Tax

9.	US Department of Transportation # 1939045

OSMOSE SITE PERMITS – CAMPBELLVILLE, ONTARIO LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Conditional Major Air Quality Permit	3938-5XSKXB	Not Applicable

OSMOSE AUSTRALIA PTY LTD SITE PERMITS (MOUNT GAMBIER)

AUTHORITY	LICENSE NUMBER	DESCRIPTION
EPA (SA)	EPA13981	LICENSE 1(2)(a)(i) CHEMICAL WORKS (inorganic) &3(4) ACTIVITIES PRODUCING LISTED WASTE
SA Dept Health	2014-81343	MANUFACTURERS LICENSE - SCHEDULE 7 TIMBER PRESERVATIVES
SA Dept Health	2014-81345	WHOLESALE DEALERS LICENSE - SCHEDULE 7 POISONS

SAFEWORK SA	72258	DANGEROUS SUBSTANCES LICENSE

SA INDUSTRIAL AFFAIRS	9004/95	EXEMPTION FOR DG STORAGE

EPA (SA)	19624	LICENSE TO OPERATE AN IONISING RADIATION APPARATUS (JASON GLYNN)
EPA (SA)	19513	REGISTRATION OF AN IONISING RADIATION APPARATUS; (SPECTRO PHOENIX BENCHTOP 11039)

SAFEWORK SA	51294	DANGEROUS GOODS VEHICLE TDC976 (CLASS 6.1/8)

SAFEWORK SA	51265	DANGEROUS GOODS VEHICLE TCN257 (CLASS 6.1/8)
SAFEWORK SA	51438	DANGEROUS GOODS VEHICLE TUU035 (CLASS 6.1/8)
ADELAIDE INSPECTION	2010-32069	PRESSURE EQUIPMENT; AIR RECEIVER
SAFEWORK SA	25853	PLANT A23507 (AIR COMPRESSOR)
EPA (SA)	LP50274	LICENCE TO POSSES A RADIATION SOURCE

PROTIM SOLIGNUM LTD SITE PERMITS

Osmose Entity	Type of Permit	Permit Number
Protim Solignum Ltd	Pollution Prevention and Control (England and Wales) Regulations 2000	QP3638SJ

Protim Solignum Ltd	Registered as a producer of hazardous waste	OAG214

Protim Solignum Ltd	Hazardous substances consent – Darlington Borough Council	Ref 13/00656/HS

Protim Solignum Ltd	Lower tier COMAH site	—

Protim Solignum Ltd	Cooling tower notification to Darlington Borough Council under the Cooling Tower & Evaporative Condensers Regulations	—

OSMOSE NEW ZEALAND SITE CONSENTS

AUCKLAND
Type of Consent	Number
Consent to discharge trade wastes	Consent No 977

Contaminated Site Discharge Consent	Consent No. 36870

Air Discharge Consent	Consent No 37264

Industrial Trade Process Consent	Consent No 36657

Location Test Certificate	000065/10687-L1

Stationary Container System Test Certificate	000065/10687-S1

CHRISTCHURCH

Environment Canterbury Consent	Consent CRC001340

Location Test Certificate	303-14913

Stationary Container System Test Certificate	0063/17525-1

US Department of Transportation Permits:

(1)	Osmose, Inc. – DOT 20610

Osmose Railroad Services, Inc. - DOT 1075736

Product and Dealer Registrations

Osmose, Inc. Product and Dealer Registrations

OSMOSE INC.

US EPA Pesticide Product Registrations

Product Name	Reg. #	Approval Date	Active Ingredients
Osmose K-33 (60%)	3008-34	4/23/1975	Arsenic Acid, Chromic Acid, Copper Oxide

Sodium Fluoride	3008-58	7/14/1964	Sodium Fluoride

Osmose ACC 50%	3008-60	9/27/1994	Chromic Acid, Copper Oxide

Osmose Wood-Bor	3008-61	8/3/1993	Boron sodium oxide, tetrahydrate

Arsenic Acid	3008-66	9/19/1986	Arsenic Acid

Osmose Arsenic Acid 75% (in process of cancelling due to lack of use)	3008-72	3/25/1996	Arsenic Acid

Technical Grade Cupric Oxide	3008-76	12/28/1999	Cupric Oxide

Chromic Acid	3008-78	5/30/2001	Chromic Acid

FirePro	3008-84	6/24/2002	Boric Acid, Boron sodium oxide pentahydrate

Copper MEA Solution	3008-86	9/23/2003	Copper ethanolamine complex

NW 100-C	3008-87	9/8/2003	Copper ethanolamine complex

NW 200-C	3008-89	11/16/2004	Copper ammonium carbonate

MicroPro 200 (ORD-X372)	3008-90	5/12/2005	Copper carbonate, DDA-Carbonate

MicroPro 800 (ORD-X378)	3008-91	5/10/2005	Copper 8-quinolinolate

MicroPro 200C (ORD-X370)	3008-92	8/30/2005	Copper carbonate

NM 300 (ORD-X280)	3008-94	4/5/2006	DDA-Carbonate

Disodium Octaborate Tetrahydrate	3008-95	12/5/2006	Disodium Octaborate Tetrahydrate

Basic Copper Carbonate	3008-96	1/9/2007	Copper carbonate

MTZ (ORD-X300)	3008-97	5/9/2007	Tebuconazole

STZ (ORD-X450)	3008-98	5/15/2007	Tebuconazole

MicroPro 200C V3 (ORD-X400)	3008-99	4/7/2008	Copper Carbonate

ORD-X310	3008-100	9/30/2008	Copper (1) Oxide (Cuprous Oxide)

MP200-A (ORD-X170)	3008-101	5/6/2009	Copper Carbonate, Tebuconazole

CMC 10.3	3008-102	6/3/2005	Copper Carbonate

CMC 9.0	3008-103	8/29/2005	Copper Carbonate

Sustain 20CQ	3008-104	1/25/2006	Copper Carbonate

Sustain 20T	3008-105	2/6/2007	Copper Carbonate, Tebuconazole

Sustain 20	3008-106	1/4/2007	Copper Carbonate

Everlast CA-B	3008-107	11/15/2006	Copper Carbonate, Tebuconazole

Sustain 25	3008-108	11/13/2008	Copper Carbonate

Sustain 25T	3008-109	2/23/2009	Copper Carbonate, Tebuconazole

Copper MEA Carbonate	3008-110	9/16/2003	Copper Carbonate

CB-300 (ORD-X123)	3008-111	6/1/2011	Propiconazole, Tebuconazole, Imidacloprid

NW-CA (ORD-X070)	3008-112	10/3/2011	Copper Ethanolamine Complex, Tebuconazole, Propiconazole

MP200-A28 (ORD-X380	3008-113	8/10/2012	Copper Carbonate, Tebuconazole

Basic Copper Carbonate – Wet Cake	3008-114	2/22/2012	Copper Carbonate

Basic Copper Carbonate – Dry	3008-115	2/22/2012	Copper Carbonate

MCTI (ORD-X045)	3008-116	10/18/2012	Copper Carbonate, Tebuconazole, Imidacloprid

Cupric Oxide Technical	3008-117	6/7/2012	Copper Oxide

ORD-X042	3008-118	10/16/2012	Tebuconazole, Imidacloprid

Osmose, Inc. US EPA Supplemental Distribution Pesticide Product Registrations

Product Name	Reg. #	Agreement Date	Active Ingredients	Basic Registrant
BAC-Q	10324-21-3008	5-22-2001	ADBAC	Mason Chemical

Carbo-NT	6836-304-3008	6-13-2003	DDA Carbonate	Lonza Inc.

CleanWood 45-Plus	67071-6-3008	10-30-2007	2-n-octyl-4-isothiazolin-3-one	Thor

CleanWood AC	67071-5-3008	4-30-2007	5-Chloro-2-methyl-4-isothiazolin-3-one; 2-methyl-4-isothiazolin-3-one	Thor

DAC-Q	6836-213-3008	6-9-2001	DDAC	Lonza, Inc.

DAC-QM	10324-91-3008	2-24-2004	DDAC	Mason Chemical

BFN	53883-236-3008	2-20-2008	Bifenthrin Industrial	Control Solutions, Inc.

CleanWood Micro	72304-1-3008	9-8-2010	Chlorothalonil	SipCam

Osmose Inc. State Pesticide Registrations

3/17/2014	K-33 (60%)	NW 200-C	NW 100-C	CARBO-NT	MICROPRO 200C	MP200-A	MTZ	MICROPRO 200C V3
Alabama	OK		OK	OK	OK	OK	OK

Alaska	OK

Arizona	OK		OK	OK	OK	OK	OK	OK

Arkansas	OK		OK	OK	OK	OK	OK

California	OK	OK	OK	OK	OK		OK	OK

Colorado	OK	OK	OK	OK	OK	OK	OK

Connecticut

Delaware	OK

District of Columbia

Florida	OK		OK	OK	OK	OK	OK

Georgia	OK		OK	OK	OK	OK	OK

Hawaii	OK

Idaho	OK		OK	OK

Illinois	OK		OK	OK	OK	OK	OK	OK

Indiana	OK		OK	OK	OK	OK	OK

Iowa	OK

Kansas

Kentucky	OK		OK	OK

Louisiana	OK		OK	OK	OK	OK	OK

Maine	OK		OK	OK	OK	OK	OK	OK

Maryland	OK				OK	OK	OK

Massachusetts	OK		OK	OK	OK	OK	OK

Michigan	OK		OK	OK	OK	OK	OK	OK

Minnesota	OK		OK	OK	OK	OK	OK	OK

Mississippi	OK		OK	OK	OK	OK	OK

Missouri	OK		OK	OK	OK	OK	OK

Montana	OK		OK	OK

Nebraska	OK				OK	OK	OK

Nevada	OK

New Hampshire	OK

New Jersey	OK				OK

New Mexico	OK		OK	OK	OK	OK	OK	OK

New York	OK		OK	OK	OK	OK	OK

North Carolina	OK		OK	OK	OK	OK	OK

North Dakota

Ohio	OK		OK	OK	OK	OK	OK

Oklahoma	OK

Oregon	OK	OK	OK	OK	OK	OK	OK	OK

Pennsylvania	OK		OK	OK	OK	OK	OK

Rhode Island	OK		OK	OK	OK	OK	OK

South Carolina	OK		OK	OK	OK	OK	OK

South Dakota	OK		OK	OK	OK	OK	OK

Tennessee	OK		OK	OK	OK	OK	OK

Texas	OK		OK	OK	OK	OK	OK

Utah	OK		OK	OK	OK	OK	OK	OK

Vermont

Virginia	OK		OK	OK	OK	OK	OK

Washington	OK	OK	OK	OK	OK	OK	OK	OK

West Virginia	OK		OK	OK	OK	OK	OK

Wisconsin	OK		OK	OK	OK	OK	OK	OK

Wyoming	OK

3/17/2014	CLEANWOOD AC	CLEANWOOD 45 PLUS	CMC 9.0	CMC 10.3	DAC-QM	BFN	STZ	WOODBOR
Alabama	OK	OK	OK		OK	OK	OK	OK

Alaska	OK

Arizona	OK	OK	OK		OK

Arkansas	OK	OK	OK	OK	OK	OK	OK

California	OK	OK		OK	OK		OK

Colorado	OK	OK	OK	OK	OK

Connecticut

Delaware

District of Columbia

Florida	OK	OK	OK	OK	OK	OK	OK	OK

Georgia	OK	OK	OK	OK	OK	OK	OK	OK

Hawaii	OK	OK						OK

Idaho	OK	OK	OK	OK	OK

Illinois	OK	OK	OK	OK	OK	OK	OK

Indiana	OK	OK	OK		OK	OK	OK	OK

Iowa	OK	OK

Kansas

Kentucky	OK	OK

Louisiana	OK	OK	OK	OK	OK	OK	OK

Maine	OK	OK	OK	OK	OK	OK	OK

Maryland	OK	OK

Massachusetts	OK	OK	OK		OK	OK	OK

Michigan	OK	OK	OK	OK	OK	OK	OK

Minnesota	OK	OK	OK	OK	OK	OK	OK

Mississippi	OK	OK	OK		OK	OK	OK

Missouri	OK	OK	OK	OK	OK	OK	OK

Montana					OK

Nebraska	OK	OK

Nevada	OK

New Hampshire	OK

New Jersey	OK

New Mexico	OK	OK	OK	OK	OK	OK	OK

New York	OK	OK	OK		OK	OK	OK

North Carolina	OK	OK	OK	OK	OK	OK	OK

North Dakota

Ohio	OK	OK	OK	OK	OK

Oklahoma	OK

Oregon	OK	OK	OK	OK	OK	OK	OK

Pennsylvania	OK	OK	OK	OK	OK	OK	OK

Rhode Island	OK	OK	OK	OK	OK	OK	OK

South Carolina	OK	OK	OK	OK	OK	OK	OK	OK

South Dakota	OK	OK	OK		OK	OK	OK

Tennessee	OK	OK	OK	OK	OK	OK	OK

Texas	OK	OK	OK	OK	OK	OK	OK	OK

Utah	OK	OK	OK		OK

Vermont

Virginia	OK	OK	OK	OK	OK	OK	OK	OK

Washington	OK	OK	OK	OK	OK	OK	OK	OK

West Virginia	OK	OK	OK	OK	OK

Wisconsin	OK	OK	OK	OK	OK	OK	OK

Wyoming	OK

3/17/2014	NM 300 (FIM)	FirePRO	CleanWood Micro	CB-300	NW-CA	MP200-A28
Alabama	OK		OK		OK	OK

Alaska

Arizona						OK

Arkansas	OK		OK	OK	OK	OK

California	OK	OK	OK	OK	OK

Colorado	OK		OK	OK	OK	OK

Connecticut

Delaware

District of Columbia

Florida			OK	OK	OK	OK

Georgia			OK	OK	OK	OK

Hawaii

Idaho				OK	OK

Illinois	OK		OK		OK	OK

Indiana			OK	OK	OK	OK

Iowa

Kansas

Kentucky

Louisiana	OK		OK	OK	OK	OK

Maine			OK	OK	OK	OK

Maryland			OK			OK

Massachusetts			OK		OK	OK

Michigan			OK		OK	OK

Minnesota	OK		OK	OK	OK	OK

Mississippi			OK			OK

Missouri			OK		OK	OK

Montana

Nebraska			OK			OK

Nevada

New Hampshire

New Jersey

New Mexico						OK

New York			OK			OK

North Carolina			OK	OK	OK	OK

North Dakota

Ohio			OK	OK	OK	OK

Oklahoma

Oregon	OK		OK	OK	OK	OK

Pennsylvania	OK		OK	OK	OK	OK

Rhode Island			OK		OK	OK

South Carolina	OK		OK	OK	OK	OK

South Dakota						OK

Tennessee			OK	OK	OK	OK

Texas	OK		OK	OK	OK	OK

Utah						OK

Vermont

Virginia	OK		OK	OK	OK	OK

Washington	OK	OK	OK	OK	OK	OK

West Virginia		OK	OK	OK	OK	OK

Wisconsin	OK		OK		OK	OK

Wyoming

Osmose Railroad Services, Inc. State Registrations

	Timberfume	CU-89-RTU
Alabama	OK	OK
Alaska	OK	OK
Arizona	OK	OK
Arkansas	OK	OK
California*	—	OK
Colorado	OK	OK
Connecticut	OK	OK
Delaware	OK	OK
District of Columbia	OK	—
Florida	OK	OK
Georgia	OK	OK
Hawaii	—	OK
Idaho	OK	OK
Illinois	OK	OK
Indiana	OK	OK
Iowa	OK	OK
Kansas	OK	OK
Kentucky	OK	OK
Louisiana	OK	OK
Maine	OK	OK
Maryland	OK	OK
Massachusetts	OK	—
Michigan	OK	OK
Minnesota	OK	OK
Mississippi	OK	OK
Missouri	OK	OK
Montana	OK	OK
Nebraska	OK	OK
Nevada	OK	OK
New Hampshire	OK	OK
New Jersey	OK	OK
New Mexico	OK	OK
New York	OK	OK
North Carolina	OK	OK
North Dakota	OK	OK
Ohio	OK	OK
Oklahoma	OK	OK
Oregon	OK	OK
Pennsylvania	OK	OK
Rhode Island	OK	OK
South Carolina	OK	OK
South Dakota	OK	OK
Tennessee	OK	OK
Texas	OK	OK
Utah	OK	OK
Vermont	OK	OK
Virginia	OK	OK
Washington	OK	OK
West Virginia	OK	OK
Wisconsin	OK	OK
Wyoming	OK	OK

Osmose, Inc. Pesticide Dealer Licenses

State	Company/Person Licensed
Florida	Osmose, Inc.

Georgia	Osmose, Inc.

Iowa	Osmose, Inc.

Indiana	Osmose, Inc.

Michigan	Teri Muchow

Mississippi	Teri Muchow

New Mexico	Osmose, Inc.

New York	Osmose, Inc.

Oklahoma	Osmose, Inc.

Oregon	Osmose, Inc.

Texas	Osmose, Inc.

Protim Solignum Product Registrations (by Country)

Product name	Region	Country
Celcure AC-500 (AC-450)	Africa	Cameroon

Celcure CCA C60	Africa	Kenya

Osmose CCA C60	Africa	Kenya

Celcure AC-500	Africa	South Africa	Approved 2009. Annual renewal required.

Celcure AC-450	Africa	Tanzania	Application submitted, awaiting testing

Celcure CCA C60	Africa	Tanzania	Registered. Re-registration completed, paperwork held by Distribution Agency

Osmose AC-450	Africa	Tanzania	Application submitted, awaiting testing

Osmose Pole Paste	Africa	Tanzania	Application submitted, awaiting testing

Timberlife Aqua Conc.	Asia	Hong Kong

Timberlife Aqua RFU	Asia	Hong Kong

Trussguard Aqua	Asia	Hong Kong

Celcure AC-800	Asia	Israel	Registered

Koshipuro TB	Asia	Japan	Informed by Agency that approval has been granted by JWPA – waiting on further information

MicroPro 200	Asia	Philippines

Soilguard	Asia	Philippines

Timberlife Aqua Conc.	Asia	Philippines

Timberlife Aqua RFU	Asia	Philippines

Colourless AZ	Asia	Singapore

Determite	Europe	Czech Republic	Registered

Sleeper Protect	Europe	Czech Republic	Registered

Protim P-Vac (31)	Europe	Denmark	Registered

Protim P-Vac (31V)	Europe	Denmark	Registered

Celcure C4	Europe	Estonia	Registered

Celcure AC-500	Europe	Finland	Registered

Celcure AC-800	Europe	Finland	Registered

Celcure C4-B	Europe	Finland	Registered

Celcure MC-350 A & B	Europe	Finland	Registered

Celcure MC-500	Europe	Finland	Registered

Celkil 90	Europe	Finland	Registered

Injecta Puuöljy, Whreä	Europe	Finland	Registered

Osmose Puuöljy	Europe	Finland	Registered

Osmose Puuöljy, Ruskea	Europe	Finland	Registered

Celcure C4	Europe	France	FCBA Approval

Protim E406	Europe	France	FCBA Approval required

Celbor P25	Europe	France	Registered

Celcure AC-500	Europe	France	Registered

Celcure AC-800	Europe	France	Registered

Celcure AC-400	Europe	Germany

Celcure AC-450	Europe	Germany

Celcure AC-500	Europe	Germany

Celbrite T330	Europe	Germany

Celbrite FS1	Europe	Germany	Registered

Celbrite FS2	Europe	Germany	Registered

Fentex	Europe	Germany	BPD Product Authorisation : Mutual recognition

Celcure C4	Europe	Germany	Registered

Celcure CCO	Europe	Germany	Registered

Celcure AC-500	Europe	Greece	Registered

Pole Paste	Europe	Greece	Registered

Solignum Universal	Europe	Greece	Registered

Celcure MC-500 (A&B)	Europe	Ireland	Registration requested Nov 11

MicroPro Endcoat	Europe	Ireland

Osmose Endcoat Wood Preservative (Green)	Europe	Ireland	Registered

Brooks Wood Preserver Brown	Europe	Ireland	Registered

Brooks Wood Preserver Clear	Europe	Ireland	Registered

Brooks Wood Preserver Green	Europe	Ireland	Registered

Brown CDB	Europe	Ireland	Registered

Celcure AC-500	Europe	Ireland	Registered

Celcure AC-800	Europe	Ireland	Registered

Protim 418V	Europe	Ireland	Registered

Protim 418V (M)	Europe	Ireland	Registered

Protim B610	Europe	Ireland	Registered

Protim CDB Brown	Europe	Ireland	Registered

Protim CDB Clear	Europe	Ireland	Registered

Protim E406	Europe	Ireland	Registered

Protim E415	Europe	Ireland	Registered

Protim E415(i)	Europe	Ireland	Registered

Protim E418	Europe	Ireland	Registered

Celcure CB90	Europe	Ireland	Registered

Celkil 90	Europe	Ireland	Registered

Osmose ABS 33	Europe	Ireland	Registered

Protim E455	Europe	Ireland	Registered

Protim E460	Europe	Ireland	Registered

Protim E460 WP	Europe	Ireland	Registered

Protim E480	Europe	Ireland	Registered

Protim Fentex M	Europe	Ireland	Registered

Protim Green E	Europe	Ireland	Registered

Protim Insecticidal AQ8	Europe	Ireland	Registered

Protim Insecticidal Emulsion P	Europe	Ireland	Registered

Protim Universal	Europe	Ireland	Registered

Protim Universal AQ 250	Europe	Ireland	Registered

Protim Wall Solution 250	Europe	Ireland	Registered

Protim Woodworm Killer P	Europe	Ireland	Registered

Celbrite S795	Europe	Latvia	Registered

Celbrite S8	Europe	Latvia	Registered

Celcure AC-350	Europe	Latvia	Registered

Celcure C4	Europe	Latvia	Registered

Celcure AC-500	Europe	Netherlands	Registered

Celcure AC-800	Europe	Netherlands	Registered

Celcure P50 Flytande	Europe	Netherlands	Registered

Celcure AC-500	Europe	Norway	Registered

Celcure AC-800	Europe	Norway	Registered

Celcure C4	Europe	Norway	Registered

Protim P-Vac 11	Europe	Norway	BPD Product Authorisation : Mutual recognition

Protim P-Vac 31	Europe	Norway	Registered

Celcure MC-350 A&B	Europe	Norway	Registered

Celkil 95	Europe	Norway	Registered

Osmoweld MPF (600 ml)	Europe	Norway	Registered

Fentex E5 (PL) 611	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim P-Vac (31)	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim P-Vac (31)	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim P-Vac 11	Europe	Poland	BPD Product Authorisation : Mutual recognition

Protim FC (31)	Europe	Poland	Registered

Protim FC (31) I	Europe	Poland	Registered

Protim P-Vac (40)	Europe	Poland	Registered

Protim P-Vac (60)	Europe	Poland	Registered

Celcure AC-500	Europe	Poland	Registered

Celcure AC-800	Europe	Poland	Registered

Protim 418 V	Europe	Poland	Registered

Celbrite Phoenix	Europe	Poland	Registered

Celcure CC50	Europe	Portugal

Celcure MC-800	Europe	Portugal

PolePaste	Europe	Portugal

Celcure AC-725	Europe	Portugal	Registered, paperwork held by Distribution Agency

Celbrite Phoenix C	Europe	Russia	Registered

Celbrite S8	Europe	Russia	Registered

Celcure AC-500	Europe	Russia	Registered

Celcure CCA C50	Europe	Russia	Registered

Celcure CCA C60	Europe	Russia

AC-500	Europe	Spain	Approval awaited

AC-800	Europe	Spain	Approval awaited

CC50	Europe	Spain	Approval awaited

PolePaste	Europe	Spain	Approval awaited

PoleRods	Europe	Spain	Approval awaited

Copper Carbonate	Europe	Spain	Registered

Copper Oxide	Europe	Spain	Registered

Celcure C4	Europe	Sweden	Approval awaited

Celcure MC-350 (A&B)	Europe	Sweden	Approval awaited

Celcure MC-500 (A&B)	Europe	Sweden	Registered

MC-T	Europe	Sweden	KEMI Registration requested Dec 11

Protim P-Vac (31)	Europe	Sweden	BPD Product Authorisation : Mutual recognition

Protim P-Vac 11	Europe	Sweden	BPD Product Authorisation Application

Protim E415	Europe	Sweden	Registered

Protim B610	Europe	Sweden	Registered

Protim E41-600	Europe	Sweden	Registered

P50 Flytande	Europe	Sweden	Registered

Osmose Process Oil	Europe	Sweden	Registered

Celcure AC-500	Europe	Sweden	Registered

Celcure AC-800	Europe	Sweden	Registered

Celbor DB25	Europe	Sweden	Registered

Advanced Guard	Europe	UK & N. Ireland	Registered

Aqueous Universal	Europe	UK & N. Ireland	Registered

Brooks Wood Preserver	Europe	UK & N. Ireland	Registered

Celbor	Europe	UK & N. Ireland	Registered

Celbor M	Europe	UK & N. Ireland	Registered

Celbor P	Europe	UK & N. Ireland	Registered

Celbor P5	Europe	UK & N. Ireland	Registered

Celbor P25	Europe	UK & N. Ireland	Registered

Celbor PR	Europe	UK & N. Ireland	Registered

Celbrite LA	Europe	UK & N. Ireland	Registered

Celbrite M	Europe	UK & N. Ireland	Registered

Celbrite P	Europe	UK & N. Ireland	Registered

Celbronze B	Europe	UK & N. Ireland	Registered

Celcure AC-10	Europe	UK & N. Ireland	Registered

Celcure AC-12	Europe	UK & N. Ireland	Registered

Celcure AC-350 A	Europe	UK & N. Ireland	Registered

Celcure AC-350 B	Europe	UK & N. Ireland	Registered

Celcure AC-500	Europe	UK & N. Ireland	Registered

Celcure AC-500 R	Europe	UK & N. Ireland	Registered

Celcure AC-700	Europe	UK & N. Ireland	Registered

Celcure AC-800	Europe	UK & N. Ireland	Registered

Celcure ACB	Europe	UK & N. Ireland	Registered

Celcure MC-500	Europe	UK & N. Ireland	Registered

Celcure MC-500 A	Europe	UK & N. Ireland	Registered

Celcure MC-500 B	Europe	UK & N. Ireland	Registered

Celcure MC-T3	Europe	UK & N. Ireland	Registered

Celgard FP	Europe	UK & N. Ireland	Registered

Celpruf B	Europe	UK & N. Ireland	Registered

Celpruf WB11	Europe	UK & N. Ireland	Registered

Cut End	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 [Frame]	Europe	UK & N. Ireland	BPD Product Authorisation Application : Frame formulation

Fentex E2 610	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 Cedar	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 WR 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E2 WR Cedar	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E5 (PL) 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex E5 [Frame]	Europe	UK & N. Ireland	BPD Product Authorisation Application : Frame formulation

Fentex E5 Clear	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES 5 Green	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 610	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 611	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 637	Europe	UK & N. Ireland	BPD Product Authorisation Application

Fentex ES5 658	Europe	UK & N. Ireland	BPD Product Authorisation Application

MicroPro Endcoat	Europe	UK & N. Ireland	Registration requested Nov 11

Osmose Endcoat (Clear, Brown, Green)	Europe	UK & N. Ireland	BPD Product Authorisation Application

Osmose FirePro	Europe	UK & N. Ireland	BPD Product Authorisation Application

Osmose Pole Paste	Europe	UK & N. Ireland	Registered

Osmose Pole Rods	Europe	UK & N. Ireland	Registered

Preservative Gel	Europe	UK & N. Ireland	Registered

Protim 250	Europe	UK & N. Ireland	Registered

Protim 250 WR	Europe	UK & N. Ireland	Registered

Protim 265	Europe	UK & N. Ireland	Registered

Protim 340	Europe	UK & N. Ireland	Registered

Protim 340 WR	Europe	UK & N. Ireland	Registered

Protim 340 E	Europe	UK & N. Ireland	Registered

Protim 415	Europe	UK & N. Ireland	Registered

Protim 415 T	Europe	UK & N. Ireland	Registered

Protim 415 TWR	Europe	UK & N. Ireland	Registered

Protim 418	Europe	UK & N. Ireland	Registered

Protim 418 JWR	Europe	UK & N. Ireland	Registered

Protim 418 J	Europe	UK & N. Ireland	Registered

Protim 418 V	Europe	UK & N. Ireland	Registered

Protim 418 V (M)	Europe	UK & N. Ireland	Registered

Protim 418 WR	Europe	UK & N. Ireland	Registered

Protim 600 WR	Europe	UK & N. Ireland	Registered

Protim AQ	Europe	UK & N. Ireland	Registered

Protim Aquachem-Insecticidal	Europe	UK & N. Ireland	Registered

Protim Brown CDB	Europe	UK & N. Ireland	Registered

Protim E406	Europe	UK & N. Ireland	Registered

Protim E406 Concentrate	Europe	UK & N. Ireland	Registered

Protim E406 WR	Europe	UK & N. Ireland	Registered

Protim E41 Concentrate	Europe	UK & N. Ireland	Registered

Protim E410	Europe	UK & N. Ireland	Registered

Protim E415	Europe	UK & N. Ireland	Registered

Protim E415 (i)	Europe	UK & N. Ireland	Registered

Protim E415 R	Europe	UK & N. Ireland	Registered

Protim E418 C	Europe	UK & N. Ireland	Registered

Protim E41 J	Europe	UK & N. Ireland	Registered

Protim E430	Europe	UK & N. Ireland	Registered

Protim E470	Europe	UK & N. Ireland	Registered

Protim E480	Europe	UK & N. Ireland	Registered

Protim FDR 250	Europe	UK & N. Ireland	Registered

Protim FDR 418 J	Europe	UK & N. Ireland	Registered

Protim B10	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim B610	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim E418	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim FDR 418	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim FDR418V	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim Green E	Europe	UK & N. Ireland	Registered

Protim Frameguard	Europe	UK & N. Ireland	BPD Product Authorisation Application

Protim I-Guard	Europe	UK & N. Ireland	Registered

Protim Insecticidal AQ8	Europe	UK & N. Ireland	Registered

Protim JP 250	Europe	UK & N. Ireland	Registered

Protim Solignum D.O.T.	Europe	UK & N. Ireland	Registered

Protim Universal	Europe	UK & N. Ireland	Registered

Protim Wall Solution 250	Europe	UK & N. Ireland	Registered

Protim Wall Solution Concentrate	Europe	UK & N. Ireland	Registered

Protim Woodworm Killer P	Europe	UK & N. Ireland	Registered

Solignum Anti-Fungi Concentrate	Europe	UK & N. Ireland	Registered

Solignum End Coat Wood Preservative	Europe	UK & N. Ireland	Registered

Solignum Insecticidal AQ8	Europe	UK & N. Ireland	Registered

Solignum Woodworm Killer	Europe	UK & N. Ireland	Registered

Universal P.I.	Europe	UK & N. Ireland	Registered

Celcure AC-800	Europe	Ukraine	Registered

PROTIM SOLIGNUM ONGOING BPR PRODUCT REGISTRATIONS (BY COUNTRY)

Product name	Region	Country	BPR - Annex I inclusion date
Brooks Wood Preserver	Europe		1/02/2016

Celbor P	Europe		1/02/2015

Celbor P 25	Europe		1/02/2015

Preservative Gel	Europe		1/02/2015

Protim E406 WR	Europe		1/02/2016

Protim E418 C	Europe		1/02/2016

Protim Universal AQ250	Europe		1/02/2016

Celcure AC-500	Europe	Finland	1/02/2015

Celcure AC-800	Europe	Finland	1/02/2015

Celcure MC-500 A	Europe	Finland	1/02/2015

Celcure MC-500 B	Europe	Finland	1/02/2015

Celcure AC-400	Europe	Germany	1/02/2015

Celcure AC-800	Europe	Germany	1/02/2015

Pole Protect	Europe	Germany	1/02/2015

Celbrite S8D	Europe	Germany	1/02/2015

Protim 418 V	Europe	Ireland	1/02/2016

Protim Brown CDB	Europe	Ireland	1/02/2016

Protim Green E	Europe	Ireland	1/02/2016

Protim Universal	Europe	Ireland	1/02/2016

Celcure AC-500	Europe	Latvia	1/02/2015

Celcure AC-800	Europe	Latvia	1/02/2015

Celbrite S-795	Europe	Latvia	1/02/2015

Celbrite S8	Europe	Latvia	1/02/2015

Celbrite S-795	Europe	Lithuania	1/02/2015

Celbrite S8	Europe	Lithuania	1/02/2015

Celcure MC-500 A	Europe	Norway	1/02/2015

Celcure MC-500 B	Europe	Norway	1/02/2015

Celcure AC-500	Europe	Poland	1/02/2015

Protim 418 V	Europe	Poland	1/02/2016

Celcure AC-500	Europe	Sweden	1/02/2015

Celcure AC-800	Europe	Sweden	1/02/2015

Celcure MC-500 A	Europe	Sweden	1/02/2015

Celcure MC-500 B	Europe	Sweden	1/02/2015

Protim E415	Europe	Sweden	1/02/2016

Celcure AC-500	Europe	UK & N. Ireland	1/02/2015

Celcure MC-500 A	Europe	UK & N. Ireland	1/02/2015

Celcure MC-500 B	Europe	UK & N. Ireland	1/02/2015

Osmose End Coat	Europe	UK & N. Ireland	1/02/2015

Protim 265	Europe	UK & N. Ireland	1/02/2016

Protim 415	Europe	UK & N. Ireland	1/02/2016

Protim 418	Europe	UK & N. Ireland	1/02/2016

Protim 418 V	Europe	UK & N. Ireland	1/02/2016

Protim E406	Europe	UK & N. Ireland	1/02/2016

Protim E406 Conc. 10	Europe	UK & N. Ireland	1/02/2016

Protim E415	Europe	UK & N. Ireland	1/02/2016

Protim I-Guard	Europe	UK & N. Ireland	1/02/2015

OSMOSE AUSTRALIA PTY LTD. PRODUCT REGISTRATIONS Updated 3/17	Approval Number	Name	Product type	Status	Actives
	30710	BORACOL 100RH FUNGICIDE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE | BENZALKONIUM CHLORIDE

	30711	BORACOL 200RH FUNGICIDE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE | BENZALKONIUM CHLORIDE

	30712	BORACOL 400RH FUNGICIDE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE | BENZALKONIUM CHLORIDE

	30713	IMPEL RODS FOR TIMBER PRESERVATION	MIXED FUNCTION PESTICIDE	Registered	BORON AS DISODIUM OCTOBORATE ANHYDROUS

	30740	HYLITE TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	CARBENDAZIM | ZINC NAPHTHENATE

	39420	PROTIM 70 WR (P) WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	COPPER (CU) PRESENT AS COPPER NAPHTHENATE | PERMETHRIN (25:75::CIS:TRANS)

	40092	IMPRETECT C.S.	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC ACID | CHROMIUM AS SODIUM DICHROMATE | COPPER PRESENT AS COPPER SULFATE

	40753	PROTIM 235 WR WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	TRIBUTYLTIN NAPHTHENATE | PERMETHRIN | DICHLOFLUANID

	41482	IMPRETECT CO	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC ACID | CHROMIUM PRESENT AS CHROMIUM TRIOXIDE | COPPER AS COPPER (II) OXIDE

	41680	SARMIX 3 CCA SALTS	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC PENTOXIDE | CHROMIUM AS SODIUM DICHROMATE | COPPER PRESENT AS

	41681	SARMIX OXCELL C-680 FOR TIMBER TREATMENT	MIXED FUNCTION PESTICIDE	Registered	ARSENIC PRESENT AS ARSENIC ACID | CHROMIUM PRESENT AS CHROMIUM TRIOXIDE | COPPER AS COPPER (II) OXIDE

	45387	ACQ FOR TIMBER TREATMENT	MIXED FUNCTION PESTICIDE	Registered	COPPER AMMONIUM CARBONATE | DIDECYL DIMETHYL AMMONIUM CHLORIDE

	46037	PROTIM LCWR (P) WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	PERMETHRIN (25:75::CIS:TRANS)

	48187	PROTIM LCWR TRUSSGUARD (P) WOOD PRESERVATIVE	WOOD PRESERVATIVE	Registered	PERMETHRIN (25:75::CIS:TRANS)

	49309	PROTIM-SOLIGNUM XJ CLEAR TIMBER PROTECTIVE	WOOD PRESERVATIVE	Registered	ZINC NAPHTHENATE | PERMETHRIN (25:75::CIS:TRANS)

	50176	L-BOR TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	BORON PRESENT AS DISODIUM OCTABORATE TETRAHYDRATE

	51707	PROTIM TIMBERCARE CN TIMBER OIL	MIXED FUNCTION PESTICIDE	Registered	COPPER (CU) PRESENT AS COPPER NAPHTHENATE

	51708	PROTIM SOLIGNUM TIMBER PROTECTIVE EMULSION CN	MIXED FUNCTION PESTICIDE	Registered	COPPER (CU) PRESENT AS COPPER NAPHTHENATE

	52101	OSMOSE ACQ TYPE D FOR TIMBER TREATMENT	MIXED FUNCTION PESTICIDE	Registered	COPPER AS COPPER CARBONATE | DIDECYL DIMETHYL AMMONIUM CHLORIDE

	55284	INSHIELD INSECTICIDE	INSECTICIDE	Registered	PERMETHRIN (25:75::CIS:TRANS)

	58293	PROTIM OPTIMUM READY-TO-USE LOSP TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE

	58677	OSMOSE DETERMITE TIMBER INSECTICIDE	INSECTICIDE	Registered	BIFENTHRIN

	59591	OSMOSE DETERMITE GLUE LINE INSECTICIDE	INSECTICIDE	Registered	BIFENTHRIN

	59785	OSMOSE DETERMITE ULTRA LOW ODOUR TIMBER FRAMING INSECTICIDE	INSECTICIDE	Registered	BIFENTHRIN

	61546	OSMOSE DETERMITE ULTRA LOW ODOUR TIMBER FRAMING INSECTICIDE RTU	INSECTICIDE	Registered	BIFENTHRIN

	61870	OSMOSE DETERMITE RESEAL	INSECTICIDE	Registered	BIFENTHRIN

	61924	OSMOSE MICROPRO COPPER BASED TIMBER PRESERVATIVE	WOOD PRESERVATIVE	Registered	COPPER AS COPPER CARBONATE

	62395	CUTROL ANTI SAPSTAIN	FUNGICIDE	Registered	OXINE COPPER

	62542	PROTIM OPTIMUM GOLD READY-TO-USE LOSP TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE

	67081	PROTIM OPTIMUM CONCENTRATE TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE

	67623	OSMOSE MICRONISED TEBUCONAZOLE TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	TEBUCONAZOLE

	69272	PROTIM OPTIMUM READY-TO-USE PENETRATING LOSP TIMBER PRESERVATIVE	MIXED FUNCTION PESTICIDE	Registered	PERMETHRIN | PROPICONAZOLE | TEBUCONAZOLE

Osmose New Zealand Product Registrations

Product Name	New Zealand EPA Approval No.
ACQ for Timber Treatment	HSR000850

ACQ Timber Preservative	HSR000940

ACQ Wood Preservative	HSR100651

ACQ Wood PreservativeWorking Solution	HSR100649

ACQ Wood Presrevative Intermediate Concentrate	HSR100652

Alkaline Copper Quat	HSR001674

Arsenic Acid	HSR006500

Baimol	HSR000904

Bifenthrin 100EC	HSR02046

Boracol 100RH	HSR000845

Boracol 200RH	HSR000907

Boracol 400RH	HSR000907

Boron Glycol Option 1	HSR007928

Boron Glycol Option 2	HSR007929

Boron Glycol Option 3	HSR007930

Boron Glycol Option 4	HSR007931

Boron Glycol Option 5	HSR007932

Cleanwood	HSR000901

Copper Ammonium Carbonate (CAC) Concentrate	HSR100650

Cutrol 375	HSR000114

Determite Glueline	HSR008033

Dip Salts	HSC06007

F-Bor Powder	HSR000911

FramePro	HSR000907

FrameSaver	HSR000907

Hylite 109	HSR000872

Hylite Antimould	HSR000870

Hylite Antimould II	HSR000670

Hylite Antisapstain	HSR000095

Hylite Clear	HSR002477

Hylite Excell	HSR00874

Hylite Extra	HSR000868

Hylite NC	HSR000876

Hysan	HSR100072

Hysan RTU	HSR100073

Hysan RTU + Antimould	HSR100074

Impretect C	HSR000908

Liquid Boron	HSR000848

ORD-X170 revised	HSR100809

ORD-X370 (1.2 - 7.6g/L Copper) + Co-Biocide A	HSR007831

ORD-X370 (7.5 - 25.5g/L Copper) + Co-Biocide A	HSR007832

ORD-X370 Concentrate	HSR007833

ORD-X370 plus TEB EC25 - Option 1	HSR007958

ORD-X370 plus TEB EC25 - Option 2	HSR007959

ORD-X370 plus TEB EC25 - Option 3	HSR007960

pH Adjust	HSR0002490

Premix B	HSR100274

Premix BR	HSR100275

Protim Antimould	HSR02009

Protim Aquazole	HSR007777

Protim Aquazole Ready to use	HSR007778

Protim FramePlus RFU	HSR002466

Protim H3 Domestic	HSR000842

Protim H3 Export	HSR000841

Protim Optimum II	HSR002442

Protim Optimum RFU	HSR002441

Protim Reseal	HSR002662

Sarmix Oxcel C	HSR000851

Sodium Dichromate 60% Solution	HSR006382

TEB EC25	HSR007961

Thickened Boron	HSR100564

Xyla Conc	HSR100591

Mattersmiths Product Registrations

Product Name	NZ EPA Approval No.
Blue Preserve Type DC (import or manufacture)	HSR06047

Blue Control IC (manufacture & export)	HSR06036

SureBor (import or manufacture)	HSR04062

SureBor N (import or manufacture)	HSR 06105

Blue Control OF (import & manufacture)	HSR 07087

Blue Control OF (Plant compound)	P007030

Blue Control OC	P005343

Blue Control TCPN	P005827

Blue Control OCA	P005342

Latin America Product Registrations

Chemical	Country	Active Ingredient	Formulation	Regsitration Date	Expiration Date	Registration Number
Timberlux CCA-C70	Chile	Chromic Acid	Soluble Liquid Concentrate	Oct 2008	Feb 2018	2368

		Cupric Oxide
		Arsenic Pentoxide

Preservantes De Madera CCA Tipo C	Chile	Chromic Acid	Soluble Liquid Concentrate	Apr 2012	April 2017	2428

		Cupric Oxide

		Arsenic Pentoxide

Timberlux CCA-C 60	Chile	Chromic Acid	Soluble Liquid Concentrate	Oct 2008	Oct 2018	2500

		Cupric Oxide

		Arsenic Pentoxide

Timberlux CCB	Chile	Sodium Dichromate	Water Dispersible Granules	Feb 2009	Feb 2014	2529

		Copper Sulphate

		Boric Acid

Osmose K-33	Chile	Chromic Acid	Soluble Liquid Concentrate	Jun 2010	Dec 2014	2553

		Cupric Oxide

		Arsenic Pentoxide

Protim S65	Chile	TBTN (tributyltin naftenato)	Soluble Liquid Concentrate	Jun 2008	to confirm	2603
		Permethrine

Protim Optimum	Chile	Propiconazole	Soluble Liquid Concentrate	Aug 2010	Aug 2015	2700

		Tebuconazole

		Permethrine

Cutrol	Chile	Copper 8-Qunolinolate	Soluble Liquid Concentrate	Jun 2008	Dec 2016	2432

Hylite	Chile	Carbendzime	Suspension Concentrate	Sep 2008	Aug 2018	2516

		Copper 8-Qunolinolate

Hyite 540	Chile	Carbendzime	Suspension Concentrate	Sep 2007	March 2017	2644

		Copper 8-Qunolinolate

MP200A (registered as Micro CA)	Chile	Copper Carbonate	Suspension Concentrate	Jan 2011	Jan 2016	2752

		Tebuconazole

Madepil Tri 90 Fungicide Liquid	Brazil	Tribromophenol		June 2011	Oct 2014	0949

Madepil AC 40	Brazil	CCA		Sep 2011	Jun 2015	007315

MP200A	Puerto Rico	Copper Carbonate	Suspension Concentrate	Mar 2013	Nov 2014	13-691-6

Cleanwood AC	Puerto Rico			Mar 2013	Nov 2014	13-691-10

Cleanwood 45 Plus	Puerto Rico			Mar 2013	Nov 2014	13-691-8

Osmose K-33	Puerto Rico	Chromic Acid	Soluble Liquid Concentrate	Mar 2013	Nov 2014	13-691-9

NW-CA	Puerto Rico			Mar 2013	Nov 2014	13-261-11

Cleanwood Micro	Puerto Rico			Mar 2013	Nov 2014	13-91-8

Osmose K-33	Honduras	Chromic Acid	Soluble Liquid Concentrate	Jul 2006	Jul 2016	591-30-I

Cleanwood 45 Plus	Honduras			Oct 2012	Oct 2022	448-276 II

Cleanwood AC	Honduras			Oct 2012	Oct 2022	449-277 II

MP200A (registered as Micro CA)	Honduras	Copper Carbonate	Suspension Concentrate	Jul 2012	Jul 2022	441-269 II

MicroPRO 200C	Honduras			Mar 2008	Mar 2018	617-56 I

Carbo NT	Honduras			Mar 2008	Mar 2018	618-57

MTZ	Honduras

Osmose K-33	Mexico	Chromic Acid	Soluble Liquid Concentrate

Cupric Oxide

Arsenic Pentoxide

Osmose K-33	Costa Rica	Chromic Acid	Soluble Liquid Concentrate

Cupric Oxide

Arsenic Pentoxide

MP200A	Costa Rica	Copper Carbonate	Suspension Concentrate

Carbo NT	Costa Rica

CleanWood AC	Costa Rica

MP400-EXT	Costa Rica

Hollow Heart	Costa Rica

Osmose K-33	Belize	Chromic Acid	Soluble Liquid Concentrate	Jun 27, 2013	Jun 27, 2018	0231-2

Cupric Oxide

Arsenic Pentoxide

MP200A	Jamaica	Copper Carbonate	Suspension Concentrate

Cleanwood 45 Plus	Jamaica

Cleanwood AC	Jamaica

Osmose K-33	Bolivia	Chromic Acid	Soluble Liquid Concentrate

Cupric Oxide

Arsenic Pentoxide

Plant/Facility Permits

OSMOSE SITE PERMITS – BUFFALO, NEW YORK LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Restricted Pesticides Commercial Permit	R05442	February 28, 2015

Osmose, Inc.	Air Facility Registration Certificate	9-1402-00410/02000	Not Applicable

Osmose, Inc.	Hazardous Materials Certificate of Registration	062711 007 021TU	June 30, 2015

Osmose, Inc.	Petroleum Bulk Storage Certificate	9-014583	September 2, 2016

Osmose, Inc.	Liquefied Gas Permit	46-Y	December 31, 2014

Osmose, Inc.	Fire prevention code license	FPC11-505318	December 31, 2014

Osmose, Inc.	Pollutant Discharge permit	1205-BU114	June 30, 2015

OSMOSE SITE PERMITS – ROCK HILL, SOUTH CAROLINA LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Conditional Major Air Quality Permit	CM-2440-0079	June 30, 2015

Osmose, Inc.	Non-Storm Water Discharge Assessment and Certification	9-1402-00410/02000	Not Applicable

OSMOSE SITE PERMITS – HUBBELL, MICHIGAN LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Hubbell	Noncontact Cooling Water General Permit NPDES (Under revision) 2 PDF’s in files until review is complete	MI0059182	October 1, 2017

Hubbell	Air permit	213-961	NA

OSMOSE SITE PERMITS – MILLINGTON, TENNESSEE LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Tennessee Multi-Sector Permit (TMSP)	TNR051061	May 14, 2014

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-01P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-02P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-03P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-04P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-05P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-06P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-07P	December 1, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-08P	September 22, 2011 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-09P	June 15, 2012 (Decision made not to renew-redundant permit)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-010P	February 15, 2013 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc.	Memphis and Shelby County Health Department Operating Permit – Air Pollution	00073-11P	February 15, 2013 (In the process of renewal – authorized to conduct business under this permit until agency processes renewal request)

Osmose, Inc	City of Memphis industrial wastewater discharge agreement	N-LN2-112	March 22, 2014 (in process of renewal)

WOOD PROTECTION, LP PERMITS

City Of Houston

Fire Department Permits

Lock Box

Hazardous Storage

Hot Work

FC Storage & Use GE

Fuel Dispense

Hi-Pile Storage

Occupancy

5101 Treating

5151 Office

5151  1⁄2 Warehouse

Sign Operating Permit

Solid Waste

Combustible Waste Storage

Environmental Protection Agency - TXD059345116

Forest Stewardship Council Certificate

Texas Commission of Environmental Quality

Storm Water

Tier II

Texas Department of Agriculture

Structural Pesticide Business

Commercial Applicator

Texas Department of Transportation

Texas Motor Fuels Tax License

Texas Sales and Use Tax

US Department of Transportation # 1939045

OSMOSE SITE PERMITS – CAMPBELLVILLE, ONTARIO LOCATION

Osmose Entity	Type of Permit	Permit Number	Expiration Date
Osmose, Inc.	Conditional Major Air Quality Permit	3938-5XSKXB	Not Applicable

OSMOSE AUSTRALIA PTY LTD SITE PERMITS (MOUNT GAMBIER)

AUTHORITY	LICENSE NUMBER	DESCRIPTION
EPA (SA)	EPA13981	LICENSE 1(2)(a)(i) CHEMICAL WORKS (inorganic) &3(4)ACTIVITIES PRODUCING LISTED WASTE

SA Dept Health	2014-81343	MANUFACTURERS LICENSE - SCHEDULE 7 TIMBER PRESERVATIVES

SA Dept Health	2014-81345	WHOLESALE DEALERS LICENSE - SCHEDULE 7 POISONS

SAFEWORK SA	72258	DANGEROUS SUBSTANCES LICENSE

SA INDUSTRIAL AFFAIRS	9004/95	EXEMPTION FOR DG STORAGE

EPA (SA)	19624	LICENSE TO OPERATE AN IONISING RADIATION APPARATUS (JASON GLYNN)

EPA (SA)	19513	REGISTRATION OF AN IONISING RADIATION APPARATUS; (SPECTRO PHOENIX BENCHTOP 11039)

SAFEWORK SA	51294	DANGEROUS GOODS VEHICLE TDC976 (CLASS 6.1/8)

SAFEWORK SA	51265	DANGEROUS GOODS VEHICLE TCN257 (CLASS 6.1/8)

SAFEWORK SA	51438	DANGEROUS GOODS VEHICLE TUU035 (CLASS 6.1/8)

ADELAIDE INSPECTION SERVICES	2010-32069	PRESSURE EQUIPMENT; AIR RECEIVER

SAFEWORK SA	25853	PLANT A23507 (AIR COMPRESSOR)

EPA (SA)	LP50274	LICENCE TO POSSES A RADIATION SOURCE

PROTIM SOLIGNUM LTD SITE PERMITS

Osmose Entity	Type of Permit	Permit Number
Protim Solignum Ltd	Pollution Prevention and Control (England and Wales) Regulations 2000	QP3638SJ

Protim Solignum Ltd	Registered as a producer of hazardous waste	OAG214

Protim Solignum Ltd	Hazardous substances consent – Darlington Borough Council	Ref 13/00656/HS

Protim Solignum Ltd	Lower tier COMAH site	—

Protim Solignum Ltd	Cooling tower notification to Darlington Borough Council under the Cooling Tower & Evaporative Condensers Regulations	—

OSMOSE NEW ZEALAND SITE CONSENTS

AUCKLAND

Type of Consent	Number
Consent to discharge trade wastes	Consent No 977

Contaminated Site Discharge Consent	Consent No. 36870

Air Discharge Consent	Consent No 37264

Industrial Trade Process Consent	Consent No 36657

Location Test Certificate	000065/10687-L1

Stationary Container System Test Certificate	000065/10687-S1

CHRISTCHURCH

Environment Canterbury Consent	Consent CRC001340

Location Test Certificate	303-14913

Stationary Container System Test Certificate	0063/17525-1

US Department of Transportation Permits:

Osmose, Inc. – DOT 20610

Osmose Railroad Services, Inc. - DOT 1075736

SCHEDULE 6.1.17

PARTNERSHIP AGREEMENTS; LLC AGREEMENTS

Koppers Asia LLC Operating Agreement, dated as of November 20, 2007, by and between Koppers Inc. and Koppers Asia LLC

Koppers Ventures LLC Operating Agreement dated February 2, 2010, by Koppers World-Wide Ventures Corporation

Operating Agreement of Osmose-Nevada Limited-Liability Company

Operating Agreement of Wood Protection Management LLC

Operating Agreement of Osmose NZ, LLC

Agreement of Limited Partnership of Wood Protection LP

The following Insurance policies are in effect for Koppers Inc. as of August 4 , 2014

Coverage	Carrier	Limits
Executive Risks (Worldwide)
D&O / ODL	Federal Insurance Company	$10,000,000
First Excess D&O	AIG	$10,000,000
Second Excess D&O	Navigators	$10,000,000
Side A Excess DIC	Ace American	$10,000,000

Koppers UK D&O		$1,000,000
Koppers Australia D&O	Federal Insurance Company	$1,000,000
Koppers Denmark D&O	Federal Insurance Company	$1,000,000
Koppers Netherlands D&O	Federal Insurance Company	$1,000,000
Koppers China D&O	Federal Insurance Company	$1,000,000
Koppers Canada	Federal Insurance Company	$1,000,000
Fiduciary	Federal Insurance Company	$10,000,000
Employment Practices	Federal Insurance Company	$10,000,000
Crime	Zurich	$5,000,000
Special Coverage (expires 11/1/14)	Federal Insurance Company	$5,000,000

Koppers US
Casualty
Primary Workers Compensation	Chartis	Statutory / $2,000,000
Primary Employers Liability	Chartis	$2,000,000

The following Insurance policies are in effect for Koppers Inc. as of August 4 , 2014

Primary General Liability	Chartis
General Aggregate	Chartis	$3,000,000
Products Completed	Chartis	$3,000,000
Personal & Advertising	Chartis	$1,000,000
Each Occurrence Limit	Chartis	$1,000,000
Damage to Premises	Chartis	$1,000,000
Medical Expense	Chartis	$1,000,000
Employee Benefit	Chartis	$1,000,000
Primary Automobile	Chartis
Liability	Chartis	$2,000,000
Auto Medical Payments	Chartis	$10,000
Uninsured Motorist Coverage	Chartis	$2,000,000
Umbrella	Chartis	$23,000,000 xs Primary
Excess Liability	XL Bermuda Ltd	$75,000,000 xs $25,000,000
Excess Liability	Catlin Underwriting Syndicate	$25,000,000 xs $100,000,000
Excess Liability	Iron-Starr	$25,000,000 xs $125,000,000
Punitive Damages Excess	Magna Carta Insurance, Ltd	$25,000,000
Pollution Legal Liability	Ace	$25,000,000
Pollution Legal Liability (Excess)	XL	$25,000,000 xs Primary
Osmose Pollution Legal Liability	AIG	$25,000,000
Osmose Pollution Legal Liability (Excess)	Zurich	$10,000,000 xs Primary

International Liability (DIC)
General Liability	AIG	$4,000,000
Workers Compensation	AIG	$2,000,000
Automobile	AIG	$2,000,000

The following Insurance policies are in effect for Koppers Inc. as of August 4 , 2014

Hired Automobile Physical Damage		AIG	$25,000
Auto Medical Payments		AIG	$50,000
	Employers Liability	AIG	$2,000,000
	Repatriation	AIG	$250,000
Accidental Death & Dismemberment
	Per Person (US / Canada)	AIG	$50,000
	Per Person (Third Country Nationals)	AIG	$25,000
	Aggregate	AIG	$500,000

Property
All Risks	Boiler and Machinery	AIG	$87,500,000 of $250,000,000
	Boiler and Machinery	HDI	$87,500,000 of $250,000,000
	Boiler and Machinery	Liberty Mutual	$37,500,000 of $250,000,000
		Ace American	$37,500,000 of $250,000,000

	Marine Liability (Transit)	Allianz	$10,000,000
	Marine Liability (Storage)	Allianz	$20,000,000
	Global Excess Marine Liability	ProSight	$18,000,000 of $24,000,000
	Global Excess Marine Liability	Starr	$6,000,000 of $24,000,000
	Motor Truck Cargo Liability	Allianz	$10,000

Business Travel
	Class 1 - full time salaried employees	Chartis	5 X Salary max of $1,500,000
	Class 2 - Outside Directors	Chartis	$250,000
	Class 3 - Eligible Spouse / Children	Chartis	Spouse $100,000 Children $25,000

The following Insurance policies are in effect for Koppers Inc. as of August 4 , 2014

Koppers Europe
Marine Liability	Allianz	$1,000,000
UK Employer Liability	Zurich	£25,000,000
Employer’s Liability	Zurich	£5,000,000
Professional Indemnity	Ace	£2,000,000
Koppers Europe Public & Products Liability	Ace	£2,000,000
UK Motor Fleet	Zurich	Unlimited for personal injury Third Party Property Damage
UK & Netherlands Computer	RSA	£1,010,000
UK Hired in Plant	Zurich	£1,200,000
Russia Policy (Rail Cars)	Igosstrakh	Property $2 million USD Liability $1 million USD
UK Personal Accident & Travel	Chartis	Various

Koppers Australia
Workers Compensation	QBE	Statutory
General Liability / Products	QBE	$5,000,000
Umbrella Casualty	Chartis	US Global
Excess Liability	XL/Catlin/Iron-Starr	US Global
Fidelity Guarantee	Chubb	$500,000
Motor Vehicle Fleet	Allianz	$30,000,000

Commercial Insurance Railroad Protection Liability Policy	Travelers - Eastern Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Eastern Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Wisconsin and Southern Railroad	$10,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Grand Elk Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Palouse Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Boise Valley Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - South Kansas and Oklahoma Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Batten Kill Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Stillwater Central Railroad	$6,000,000
Commercial Insurance Railroad Protection Liability Policy	Travelers - Palouse River Railroad	$6,000,000

		Statutory Liability	Employer’s Liability	Marine Cargo	All Risk
Protim Solignum Ltd	UK		Zurich (Gallagher Heath Broker) Renewed 1/01/2014	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	FX738393 (United Kingdom) & 7059759 (overseas)

Osmose	Australia	Yes for Workers Compensation		ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	FX738393 (United Kingdom) & 7059759 (overseas)

Osmose	New Zealand	QBE Insurance (Int) Ltd Renewed 1/01/2014	QBE Insurance (Int) Ltd Renewed 1/01/2014	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	FX738393 (United Kingdom) & 7059759 (overseas)

Protim Osmose Ltd	Ireland	FBD (Chill Ltd Broker) Renewed 1/01/2014	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014

Protim Solignum Sdn Bhd*	Malaysia	Berjaya Sompo Insurance Berhad (Antah Insurance Brokers Sdn Bhd) Renewed 1/01/2014	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Berjaya Sompo Insurance Berhad (Antah Insurance Brokers Sdn Bhd) Renewed 1/01/2014

Osmose	Thailand	New Hamshire Insurance Co. (Independent Consultant Co. Ltd)	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	New Hamshire Insurance Co (Independent Consultant Co. Ltd) Renewed 1/01/2014

Osmose	Denmark	Moderna Försäkringar	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Moderna Försäkringar Renewed 1/01/2014

Osmose	Finland	Union Arrangement and Moderna Försäkringar	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Moderna Försäkringar Renewed 1/01/2014

Osmose	Germany	Union Arrangement and Moderna Försäkringar	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Moderna Försäkringar Renewed 1/01/2014

Osmose	Latvia	Moderna Försäkringar	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Moderna Försäkringar Renewed 1/01/2014

Osmose	Norway	No employees	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Moderna Försäkringar Renewed 1/01/2014

Osmose	Russia	Moderna Försäkringar	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	No requirement as do not have premises in Russia

Osmose	Sweden	TGL/TFA Union Arrangement and Moderna Försäkringar	ACE European Group (Gallagher Heath Broker) Renewed 1/01/2014	Moderna Försäkringar Renewed 1/01/2014

Protim Solignum South Africa Pty Ltd	South Africa

Omose Chile Limitada	Chile

SCHEDULE 6.1.20

MATERIAL CONTRACTS

Executive Employment Agreement, dated March 14, 2012, by and between Osmose, Inc. and Paul A. Goydan

Joint Venture Contract for the establishment of Koppers (Jiangsu) Carbon Chemical Company Limited between Koppers International B.V. and Yizhou Group Company Limited dated September 10, 2012.

Asset Purchase Agreement by and between Tolko Industries Ltd., Koppers Ashcroft Inc. and Koppers Inc. dated as of January 7, 2014.

Indenture, by and among Koppers Inc., Koppers Holdings Inc., the Subsidiary Guarantors party thereto and Wells Fargo Bank, National Association, dated as of December 1, 2009.

Subscription Agreement by and between Koppers Inc. and Mr. Walter Turner dated December 1, 2009.

Exchange and Registration Rights Agreement by and among Koppers Inc., Koppers Holdings and the other guarantors party hereto, Goldman, Sachs & Co., Banc of America Securities LLC, RBS Securities Inc. and UBS Securities LLC, dated December 1, 2009.

Asset Purchase Agreement by and between Koppers Inc. and Koppers Company, Inc., dated as of December 28, 1988.

Asset Purchase Agreement Guarantee provided by Beazer PLC, dated as of December 28, 1988.

Employment agreement with Steven R. Lacy dated April 5, 2002.

Retirement Plan of Koppers Industries, Inc. and Subsidiaries for Salaried Employees.

Koppers Industries, Inc. Non-contributory Long Term Disability Plan for Salaried Employees.

Koppers Industries, Inc. Employee Savings Plan.

Koppers Industries, Inc. Survivor Benefit Plan.

Employment agreement with Brian H. McCurrie dated October 13, 2003.

Amendment and Restatement to Article VII of the Asset Purchase Agreement by and between Koppers Inc. and Beazer East, Inc., dated July 15, 2004.

Agreement and Plan of Merger dated as of November 18, 2004, by and among Koppers Inc., Merger Sub for KI Inc. and Koppers Holdings Inc. (f/k/a KI Holdings Inc.).

Asset Purchase Agreement dated April 28, 2006 between Reilly Industries, Inc. and Koppers Inc.

Joint Venture Contract in relation to the establishment of Tangshan Koppers Kailuan Carbon Chemical Co., LTD, among Kailuan Clean Coal Company Limited, Koppers Mauritius, and Tangshan Iron & Steel Co. Ltd.

Koppers Holdings Inc. Benefit Restoration Plan.

Purchase Agreement dated as of August 3, 2008 by and among Koppers Inc., Carbon Investments, Inc., and ArcelorMittal S.A.

Koppers Inc. Supplemental Executive Retirement Plan I.

Koppers Inc. Supplemental Executive Retirement Plan II.

Amendment to Employment Agreement with Steven R. Lacy effective as of January 1, 2009.

Amendment to Employment Agreement with Brian H. McCurrie effective as of January 1, 2009.

Amendment to Koppers Holdings Inc. Benefit Restoration Plan effective as of January 1, 2009.

Amendment to the Employee Savings Plan of Koppers Inc. and Subsidiaries effective as of January 1, 2008.

Amendment to the Retirement Plan for Koppers Inc. effective January 1, 2008.

Restricted Stock Unit Issuance Agreement – Time Vesting.

Restricted Stock Unit Issuance Agreement – Performance Vesting.

Notice of Grant of Stock Option.

Amendment #2 to Employment Agreement with Brian H. McCurrie effective May 1, 2010.

Form of Koppers Holdings Inc. Restricted Stock Unit Issuance Agreement Non-Employee Director –Time Vesting.

Letter Agreement between James T. Dietz and Koppers Inc. dated October 4, 2006.

Summary of Terms and Conditions of Employment between Mark R. McCormack and Koppers.

Amendment No. 2 to Employment Agreement with Steven R. Lacy effective December 19, 2012.

Amendment No. 3 to Employment Agreement with Brian McCurrie effective December 19, 2012.

Employment Agreement between Koppers Inc. and Walter W. Turner effective January 1, 2013.

2013 Restricted Stock Unit Issuance Agreement – Time Vesting for Walter W. Turner.

2013 Restricted Stock Unit Issuance Agreement – Performance Vesting for Walter W. Turner.

2013 Notice of Grant of Stock Option for Walter W. Turner.

Form of Amended and Restated Change in Control Agreement entered into as of May 6, 2013 between the Company and the named Executive.

Amendment No. 3 to Employment Agreement with Steven R. Lacy effective August 7, 2013.

Amendment No. 4 to Employment Agreement with Brian McCurrie effective August 7, 2013.

2014 Restricted Stock Unit Issuance Agreement – Time Vesting.

2014 Restricted Stock Unit Issuance Agreement – Time Vesting for Walter W. Turner.

Senior Management Corporate Incentive Plan.

Management Incentive Plan.

EBIT Based Management Incentive Plan.

Letter dated April 24, 2014 from Koppers Inc. to Brian H. McCurrie.

Koppers Holdings Inc. 2005 Long Term Incentive Plan, as Amended and Restated effective February 28, 2014.

Stock Purchase Agreement by and among Osmose Holdings, Inc., Osmose, Inc., Osmose Railroad Services, Inc. and Koppers Inc. dated as of April 13, 2014.

SCHEDULE 6.1.22

EMPLOYEE BENEFIT PLAN DISCLOSURES

None

SCHEDULE 6.1.24

ENVIRONMENTAL DISCLOSURES

Section 6.1.24(1):

1)	In July 2008, the Illinois EPA (“IEPA”) issued two Notices of Violation to the Stickney, Illinois facility alleging improper management of hazardous materials and demanding an investigation of the site. One notice was for the owned portion of the site (38 acres) and one Notice was for the leased terminal. Koppers Inc. (the “Company”), in cooperation with the former owner, Beazer East Inc., has conducted an investigation of both parcels. Remediation of the leased parcel is complete and the IEPA issued a Return to Compliance Letter on the Notice of Violation. Investigation continues on the owned parcel.

2)	In February 2007, the United States Environmental Protection Agency (“EPA” or “USEPA”) Region IV issued an Information Request to both the Company and Beazer East, Inc. regarding the investigation and remediation of the Grenada, Mississippi facility. Subsequent meetings resolved the issues related to the owned property, but issues were raised concerning the possible migration of contaminants off the property. The Company, in cooperation with the former owner, Beazer East Inc, conducted a series of investigations of off site properties and have conducted remediation activities in certain areas. Additional discussions are ongoing regarding remediation of additional areas.

3)	Florence NOV – In February 2013, the South Carolina Department of Health and Environmental Control (“SCDHEC”) issue a Notice of Violation to the Company regarding issues related to the design of the facility drip track. The Company has engaged in ongoing discussions with SCDHEC regarding the design and possible modifications to address the concerns.

4)	Stickney SPCC – On January 31, 2014, the United States Environmental Protection Agency (“USEPA”) Region V issued a Notice of Violation regarding the facility Spill Prevention, Countermeasures and Control (“SPCC”) Plan as a result of a September 11, 2013 inspection. The NOV alleges a lack of detail in the Plan. The Company has been working with USEPA to address the concerns.

5)	Follansbee - On December 28, 2012, Beazer East Inc (“Beazer”) alleged an increase in Light Non-Aqueous Phase Liquids (“LNAPL”) in an on-site groundwater monitoring well were being caused be Koppers activities at the site and demanded that the Company address the issue. The Company agreed to conduct an investigation. The initial investigation revealed that the alleged source of contaminants, an on-site sump, was intact and was not the cause of the contaminants. Further investigation is planned to identify a source.

6)

Portland Harbor Superfund. The Company has been named as one of the potentially responsible parties (“PRPs”) at the Portland Harbor CERCLA site located on the Willamette River in Oregon. The Company currently operates a coal tar pitch terminal near the site. The Company has responded to an EPA information request and has executed a PRP agreement which outlines the process to develop an allocation of past and future costs among more than 80 parties to the site. The Company believes that it is a de minimus contributor at the site. Additionally, a separate natural resources damages assessment (“NRDA”) is being conducted by a local trustee group. The NRDA is intended to identify further information necessary to estimate liabilities for remediation based settlements of national resource damages (“NRD”) claims. The Company may also incur liabilities under the NRD process and has entered into a separate process to develop an allocation of NRD cost.

On March 30, 2012, a draft Feasibility Study (“FS”) was submitted to EPA by the Lower Willamette Group (“LWG”), a group of certain PRPs which has been conducting the investigation of the site. The draft FS identifies ten possible remedial alternatives which range in cost from approximately $170 million to $1.8 billion. The FS does not determine who is responsible for remediation costs or select remedies. The FS is under review by the EPA which will issue a final decision on the nature and extent of the final remediation. Responsibility for implementing and funding that work will be decided in a separate allocation process.

Other than the estimated costs of participating in the PRP group at the Portland Harbor CERCLA site, the Company has not provided a reserve for this matter because there has not been a determination of the total cost of the investigation, the remediation that will be required, the amount of natural resources damages or how those costs will be allocated among the PRPs. Accordingly, the Company believes that it cannot reasonably determine the probability of a loss, and the amount of loss, if any, cannot be reasonably estimated. An unfavorable resolution of this matter may have a material adverse effect on the Company’s business, financial condition, cash flows and results of operations.

7)	Newark Bay Superfund. In September 2009, the Company received a general notice letter notifying it that it may be a PRP at the Newark Bay CERCLA site. In January 2010, Koppers Inc. submitted a response to the general notice letter asserting that Koppers Inc. is a de minimus party at this site.

Other than the estimated costs of participating in the PRP group at the Newark Bay CERCLA site, the Company has not provided a reserve for this matter because there has not been a determination of the total cost of the investigation, the remediation that will be required, the amount of natural resources damages or how those costs will be allocated among the PRPs. Accordingly, the Company believes that it cannot reasonably determine the probability of a loss, and the amount of loss, if any, cannot be reasonably estimated. An unfavorable resolution of this matter may have a material adverse effect on the Company’s business, financial condition, cash flows and results of operations.

8)	In addition, the Company has been notified that it is a PRP in the following site and has joined the PRP group at the following site:

a. LWD, Calvert City, Kentucky - In 2009, USEPA accepted completion of remedial activities at the site. Subsequently, the Kentucky Department of Environmental Protection (“KYDEP”) identified additional potential work areas. Final costs and a consent order are being prepared to complete the PRP’s approved scope of work and operation and maintenance (“O&M”) plan for these areas. The PRPs and other settling parties have settled USEPA’s claim for past recovery cost reimbursement. The PRP Group’s and USEPA’s tolling agreements with non-settling parties expired on 12/31/2012 and the PRPs filed suit against non-settling parties at that time. The PRP continues to obtain funds from these previously non-settling parties. The Company does not believe that on an individual basis this matter would have a material adverse effect on the Company’s business, financial condition, cash flows and results of operations.

Section 6.1.24(2):

Follansbee, WV NPDES – a permit was issued in February 2013 with modified discharge limits on certain parameters which the Company cannot currently meet. The Company has appealed the modified discharge limits on those certain parameters (and certain other minor matters) and is working with the West Virginia DEP to resolve the issues.

Guthrie, KY air permit – As the result of installation of new equipment, Kentucky required the Company to perform air emission testing. The results of such testing are in discussion and may result in modified permit limits.

Clairton, PA air permit – While developing Title V Application for the facility, the facility discovered permits initiated by former owners which are not a part of the current permit application. The Company is working with the Allegheny County Health Department to resolve the issues associated with these permits with the goal of obtaining the required Title V Permit.

Section 6.1.24(3):

Follansbee, WV NPDES – a permit was issued in February 2013 with modified discharge limits on certain parameters which the Company cannot currently meet. The Company has appealed the modified discharge limits on those certain parameters (and certain other minor matters) and is working with the West Virginia DEP to resolve the issues.

Section 6.1.24(7):

There may be structures, improvements, equipment, fixtures, impoundments, pits, lagoons, or aboveground or underground storage tanks which are owned by a Loan Party (by virtue of the acquisition of a Property), but that are not currently operated by an Loan Party which may contain Regulated Substances other than conforming to the descriptions contained in Section 6.1.24 (vii).

Section 6.1.24(9):

The Company has been notified that it is a PRP at the following site:

1)	LWD, Calvert City, Kentucky

2)	Portland Harbor

3)	Newark Bay

Section 6.1.24(10):

1)	Properties owned or operated by the Borrower that are on the NPL: Florence, South Carolina (200 acres of owned property); Gainesville, Florida (86 acres of owned property); Galesburg, Illinois (125 acres of leased property).

2)	Properties owned or operated by the Borrower at which a RCRA Facility Investigation, Corrective Action Study and/or Corrective Action is underway: Denver, Colorado (64 acres of owned property; Follansbee, West Virginia (32 acres of owned property); Green Spring, West Virginia (98 acres of owned property); Grenada, Mississippi (154 acres of owned property); Guthrie, Kentucky (122 acres of owned property); Montgomery, Alabama (84 acres of owned property); l North Little Rock, Arkansas (148 acres of owned property); Portland, Oregon (6 acres of leased property); Roanoke, Virginia (91 acres of owned property); Somerville, Texas (244 acres of owned property);; Susquehanna, Pennsylvania (109 acres of owned property); Woodward, Alabama (23 acres of owned property); Florence, South Carolina (listed on NPL, but being remediated under RCRA).

3)	Properties owned or operated by the Borrower that are being investigated under Environmental Laws other than CERCLA or RCRA: Clairton, Pennsylvania (17 acres of owned property) – Pursuant to Pennsylvania Clean Streams Law; Stickney, Illinois (38 acres of owned property) – voluntary site investigation at the request of the IEPA; Stickney, Illinois (7.89 acres of leased land) – Illinois site remediation program.

4)	Properties owned or operated by the Borrower which have known CERCLA or RCRA sites located adjacent: ; Denver, Colorado – Broderick wood treating site (CERCLA); Denver, Colorado – Dewey Lake (to the knowledge of any Loan Party Dewey Lake has not yet been identified or proposed to be identified on any such list, but some investigatory work has been done); Clairton, Pennsylvania – USS Clairton Works (RCRA); Portland, Oregon – Portland Harbor (CERCLA); Woodward, Alabama – Beazer Coke Plant (RCRA); Grenada, Mississippi – Heatcraft (RCRA).

Note: All Properties subject to a Remedial Action either have a land use restriction filed, recorded or imposed, or can be expected to have a land use restriction filed, recorded or imposed, effectively restricting the use of the land to industrial use.

Section 6.1.24(11):

Green Spring, West Virginia; Roanoke, Virginia; and Montgomery, Alabama are each located in a floodplain.

Section 6.1.24(14)

Port Clarence, UK: – In January 2014, the UK Health and Safety Executive (“HSE”) expressed concern about issues related to the Control of Major Accidents and Hazards ((“COMAH”) status of the facility and requested a five year plan to address deficiencies. The Company has provided a plan and continues to work with the HSE to resolve issues.

In December 2007, EPA Region IV issued an Information Request to Osmose, Inc. regarding the J&W Pallet and Drum Superfund Site in Atlanta, Georgia. In its January 2008 response, Osmose, Inc. stated that it has no record of sending waste to J&W Pallet and Drum Company. To the knowledge of the Loan Parties, Osmose, Inc. has not corresponded with EPA about this matter since January 2008.

In October 2007, EPA Region 4 issued an Information Request to Osmose, Inc. regarding the Kentucky Wood Preserving Site in Winchester, Kentucky. In its response, Osmose, Inc. stated that, according to its records, it sold a product to Kentucky Wood Preserving between 1964 and sometime after 1980. To the knowledge of the Loan Parties, Osmose, Inc. has not otherwise corresponded with EPA about this matter.

Groundwater sampling conducted in 2012 and 2013 at the Osmose, Inc. facility in Mt. Gambier, Australia indicated the presence of dissolved chromium at levels above applicable guidelines. A further investigation is being conducted in consultation with the Southern Australian Environmental Protection Agency.

Groundwater and soil sampling at the Osmose, Inc. facility in Wiri, New Zealand indicates the presence of constituents of concern in soil and groundwater, including groundwater in boundary wells, above adopted trigger levels. Osmose, Inc. reported groundwater sampling results to, and is responding to direction from, the Auckland Regional Council.

In January 2011, Osmose, Inc. responded to an inquiry from EPA regarding claims with respect to the validity of a formulator’s exemption for three products. In its response, Osmose, Inc. explained why the exemption was properly obtained. To the knowledge of the Loan Parties, Osmose, Inc. has not heard from EPA about this matter since that time.

Regulated Substances are present at detectable levels in soil and groundwater associated with certain real properties located in the United Kingdom and acquired by the Borrower in the Osmose Acquisition. The Loan Parties plan to take Remedial Action in accordance with Environmental Laws.

The Tennessee Department of Environmental Conversation notified Osmose, Inc. that property located in Millington, Tennessee has been entered into the State Remediation Program, in connection with a Remedial Action at the property.

In connection with a release of Regulated Substances, Remedial Action is being undertaken at an Osmose, Inc. facility located at 5151 South Loop East, Houston, Texas under the oversight of the Texas Commission of Environmental Quality.

Remedial Action, involving the removal of contaminated soil, is being undertaken as part of the decommissioning of a former Osmose, Inc. facility located on leased property in Campbellville, Ontario.

SCHEDULE 8.1.3

INSURANCE REQUIREMENTS RELATING TO COLLATERAL

COVENANTS:

At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent and each of the Lenders (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties’ independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate, and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance reasonably acceptable to the Administrative Agent, which shall include the provisions set forth below or are otherwise in form reasonably acceptable to the Administrative Agent in its discretion. The applicable Loan Parties shall notify the Administrative Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Except for monies which the applicable Loan Party is entitled to use for replacement or rebuilding as permitted herein, any monies received by the Administrative Agent or the Collateral Agent, as the case may be, constituting insurance proceeds for the Collateral may, at the option of the Administrative Agent, (i) be applied by the Administrative Agent to the payment of the Loans in such manner as the Administrative Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Administrative Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received.

Except in the case of liability insurance and workmen’s compensation insurance relating to the Collateral owned by the Loan Parties:

(10) provided no Event of Default or Potential Default exists, all insurance proceeds for losses of $10,000,000 or less shall be adjusted with and payable to the applicable Loan Parties,

(11) provided no Event of Default or Potential Default exists, all insurance proceeds for losses greater than $10,000,000 but less than $30,000,000 shall be adjusted with and payable to the applicable Loan Parties and shall be either used by the Loan Parties within 180 days of the receipt of such proceeds to rebuild or replace the property subject to such loss (provided that the Loan Parties shall have provided to the Administrative Agent within 60 days of the receipt of such proceeds satisfactory evidence of such Loan Parties’ commitment to rebuild or replace such property in the form of executed purchase orders, construction contracts and the like) or applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.7.2 [Application Among Loans and Interest Rate Options]; and

(12) all insurance proceeds for losses of $30,000,000 or more shall be adjusted with the applicable Loan Parties and payable to the Administrative Agent or the Collateral Agent, as the case may be; provided that in the event of such a loss under this clause (c), the

Loan Parties may provide the Administrative Agent with a written request within 10 days of such loss that the Loan Parties be permitted to use the insurance proceeds associated with such loss for rebuilding or replacing the property subject to such loss, and upon receipt of such request, the Administrative Agent shall distribute such request to the Lenders, which shall have 15 days to decide whether to approve or deny such request, and,

(1) in the event that the Required Lenders approve such request, the Administrative Agent shall provide notice of such approval to the Borrower, and the Borrower shall have 180 days from the receipt of such proceeds to rebuild or replace the property subject to such loss (provided that the Loan Parties shall have provided to the Administrative Agent within 60 days of the receipt of such proceeds satisfactory evidence of such Loan Parties’ commitment to rebuild or replace such property in the form of executed purchase orders, construction contracts and the like),

(2) in the event that the Required Lenders fail to approve such request or the Loan Parties fail to reinvest such funds within 180 days from the date of receipt of such proceeds (or fail to provide the Administrative Agent with satisfactory evidence of such parties’ commitment to rebuild or replace such property within 60 days of the receipt of such proceeds), such proceeds shall be applied as a mandatory prepayment of the Loans in accordance with the provisions of Section 5.7.1,

(3) include effective waivers by the insurer of all claims for insurance premiums against the Administrative Agent or the Collateral Agent, as the case may be,

(4) provide that no cancellation of such policies by reason of non-payment of premium shall be effective until at least ten (10) days after receipt by the Administrative Agent or the Collateral Agent, as the case may be, of written notice of such cancellation,

(5) provide that no cancellation of such policies for any reason (other than non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Administrative Agent or the Collateral Agent, as the case may be, of written notice of such cancellation or change,

(6) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and

(7) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured.

ENDORSEMENTS:

(i) specify each of the Administrative Agent and the Collateral Trustee (and their respective successors and assigns) as an additional insured and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured,

(ii) with respect to all property insurance policies, provide that the interest of the Lenders shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties or others insured under such policies, except that the insurer shall not be obligated to maintain the insurance if the breach consists of non-payment of premiums which continues for ten (10) days after written notice to Administrative Agent,

(iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise,

(iv) provide that any and all rights of subrogation which the insurers may have or acquire against the Loan Parties shall be, at all times and in all respects, junior and subordinate to the prior Payment In Full of the Obligations hereunder and that no insurer shall exercise or assert any right of subrogation until such time as the Obligations hereunder have been Paid In Full and the Commitments have terminated,

(v) provide that no cancellation of such policies by reason of non-payment of premium shall be effective until at least ten (10) days after receipt by the Administrative Agent of written notice of such cancellation,

(vi) provide that no cancellation of such policies for any reason (other than non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice of such cancellation or change,

(vii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and

(viii) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured.

SCHEDULE 8.2.1

PERMITTED INDEBTEDNESS

United States (all amounts in U.S. Dollars)	Total Facility		Total Drawn As of Amended And Restated Credit Agreement Effective Date*
Koppers Inc. – (Financing of Insurance Premiums) Bank Direct Capital Finance / AFCO Premium Credit LLC		(not to exceed $13 million depending on premium amount)		(not to exceed $13 million)
PNC Visa Procurement Card		$2,200,000		$1,100,000
Bank of America, NA –Uncommitted Banker’s Undertaking Facility and Uncommitted Overdraft Facility to Koppers Australia Pty, Limited	A$	11,000,000	A$	2,130,729

Bank of America, NA –Overdraft Facility to Koppers International BV		€5,000,000		Nil
Koppers Europe and its Subsidiaries - Den Danske Bank	(£)	1,000,000	(£)	571,273

The following intercompany loans

Loan by Koppers World-Wide Ventures Corporation to Koppers Australia Holding Company Pty. Ltd. – AU$64 million

Loan by Koppers World-Wide Ventures Corporation to Koppers Mauritius - USD $4.1 million

Loan by Koppers World-Wide Ventures Corporation to Koppers Ashcroft CAD $18.8 million

Loan by Koppers Assurance Inc. to Koppers Inc. – USD $40.8 million

Loan by Koppers European Holdings ApS to Koppers Denmark ApS - DKK 0.6 Million

Loan by Koppers Europe ApS to Koppers Denmark ApS to–DKK 2.4 Million

Loan by Koppers Denmark ApS to Koppers International B.V. –DKK 91.8 million.

Loan by Koppers Tar Tech International ApS to Koppers Denmark ApS –DKK 3.0 million

Loan by Koppers UK Limited to Koppers International B.V. - GBP 17 Million

Loan by Timber Specialties Co to Tecnologias De Madeiras Brasileiras Participacoes Ltda

CDN $3.1 million

BOND NO.	OBLIGEE / DESCRIPTION	BOND Amount
131011001	U. S. CUSTOMS AND BORDER PROTECTION	$50,000
	Importer Bond, Customs Assigned bond #9913FS153; Surety bond #131011001/SUR0017871

K08744427	DEPARTMENT OF AGRICULTURE, STATE OF	$10,000
	Agriculture permit bond

K08854919	WISCONSIN & SOUTHERN RAILROAD LLC	$1,028,202
	Madison Subdivision Bridge Rehabilitation; Contract #R1306

K0892837A	STATE OF MINNESOTA	$170,800
	Project 2014-079-04/8T134; Glacial Lakes Trail - Nest Lake Bridge

K09053864	CSX TRANSPORTATION, INC.	$162,983
	Repair Overhead Highway Bridge over Louina Street at Mile Post ANJ-843.20, Roanoke, Alabama

SUR0020937	STATE OF OREGON	$20,000
	Commercial Contractors Bond

SUR0020939	OFFICE OF THE SECRETARY OF STATE OF	$500
	Notary bond for Helen Hoeft

SUR0020944	STATE OF ARIZONA	$10,000
	Class A General Engineering

SUR0020955	STATE OF IOWA, DIVISION OF LABOR	$25,000
	Out-of-State Contractors Tax Bond; Contractor Registration No: C086353

SUR0020956	WEST VIRGINIA DIVISION OF LABOR	$38,000
	Wage payment collection bond

SUR0020965	STATE OF ARKANSAS	$10,000
	Contractor’s Compliance Bond

SUR0020967	STATE OF OREGON, OREGON DEPARTMENT OF	$3,750
	Highway use tax bond

SUR0020968	STATE OF DELAWARE	$9,000
	Non-resident contractor bond

SUR0020983	OFFICE OF THE SECRETARY OF STATE OF	$500
	Notary bond for Cathy Cremer

SUR0020986	STATE OF NEW MEXICO REGULATION AND	$10,000
	Contractor License Bond

SUR0020987	STATE OF MONTANA	$500
	Commercial Pesticide Applicator Bond

SUR0020989	STATE OF WASHINGTON	$12,000
	Continuous Contractor’s Bond

SUR0020990	STATE OF WASHINGTON	$100,000
	Pesticide Applicator Bond

SUR0020991	STATE OF ARKANSAS	$100,000
	Commercial Applicator’s License Bond - use and/or apply pesticides or fertilizers

SUR0020992	STATE OF MISSISSIPPI	$5,000
	license to engage in wood preservation - utility poles, control of pests of utility poles; control of pests by

SUR0021009	STATE OF CALIFORNIA.	$12,500
	Contractor’s Bond

SUR0021010	STATE OF CALIFORNIA.	$12,500
	Bond of Qualifying Individual

SUR0022944	OFFICE OF THE SECRETARY OF STATE OF	$500
	Notary bond for Kristin Lees

SUR0022953	THE OREGON INTERNATIONAL PORT OF COOS	$527,557
	Oregon International Port of Coos Bay 2013 Major Rail Rehabilitation - Steel Bridge Repair Project

SUR0022958	CHICAGO, CENTRAL & PACIFIC RAILROAD	$3,295,189
	Bridge 182.0 Swing Span Strengthening Mile 182 Dubuque Subdivision, near Dubuque, Iowa; Contract

SUR0022982	STATE OF MINNESOTA	$243,500
	Project 2013-125-02, St Croix River Trail Bridge Rehabilitation

SUR0022997	OREGON INTERNATIONAL PORT OF COOS BAY	$1,940,594
	2013 Major Rail Rehabilitation Project - Coos Bay, Siuslaw & Umpqua Swing Span Bridges Repair Project

SUR0023002	STATE OF OREGON	$30,000
	Statutory Public Works Bond

SUR0023033	CONNECTICUT SOUTHERN RAILROAD, INC.	$3,180,835
	2014 CSOR Manchester Subdivision Br. 1.1 Steel Repairs

SUR0023034	NORFOLK SOUTHERN RAILWAY COMPANY	$289,668
	Preservative Treatment at Bridge NB-30 in New Bern, NC; Contract #1440001824, BRIDGE-NC-2014-01

SCHEDULE 8.2.3

GUARANTIES

Guarantor	Primary Obligor	Lender / Guarantee	Amount
Koppers Inc.	Koppers Europe	Den Danske Bank	£1,000,000

Koppers Inc.	Koppers Employees (multiple)	American Express	$200,000

Koppers Inc.	Koppers International B.V.	Arcelor Mittal	5 000 000,00 PLN

Koppers Inc.	Koppers International B.V.	Koppers UK Ltd	$6,000,000

SCHEDULE 8.2.4

PERMITTED LOANS AND INVESTMENTS

North America (currency as noted) –

Investment by Koppers Inc. in Koppers Assurance, Inc. – US$0.5 million

Investment by Koppers World-Wide Ventures Corporation in Koppers Australia Holding Company Pty. Ltd. – US$3.5 million

Investment by Koppers World-Wide Ventures Corporation in Koppers Ventures LLC – US$21.8 million

Investment by Koppers World-Wide Ventures Corporation in Koppers World-Wide Holdings C.V. – US$0.1 million

Investment by Koppers Ventures LLC in Koppers World-Wide Holdings C.V. – US$21.8 million (related to the Investment by Koppers World-Wide Ventures Corporation in Koppers Ventures LLC of US$21.8 million)

Investment by Koppers Concrete Products, Inc. in KSA Limited Partnership – US$33,170

Investment by Concrete Partners, Inc. in KSA Limited Partnership – US$1.9 million

Loan by Koppers Concrete Products, Inc. in KSA Limited Partnership – US$4,500

Loan by Concrete Partners, Inc. in KSA Limited Partnership – US$220,500

Loan by Koppers World-Wide Ventures Corporation to Koppers Australia Holding Company Pty. Ltd. – AU$64 million

Loan by Koppers World-Wide Ventures Corporation to Koppers Mauritius US$4.1 million

Loan by Koppers World-Wide Ventures Corporation to Koppers Ashcroft CAD $18.8 million

Loan by Koppers Assurance, Inc. to Koppers Inc. – US$40.8 million

Advance accounts (loans) by Koppers Inc. to wood raw material suppliers totaling US$ 2,009,541.28

Loan by Timber Specialties Co to Tecnologias De Madeiras Brasileiras Participacoes Ltda

CDN $3.1 million

Australia (all amounts in Australian Dollars)

Investment by Koppers Australia Holding Company Pty. Ltd. in Koppers Australia Pty. Ltd. – AU$81.5 million

Investment by Koppers Australia Pty. Ltd. in Koppers Carbon Materials & Chemicals Pty. Ltd. – AU$9.2 million

Investment by Koppers Australia Pty. Ltd. in Continental Carbon Australia Pty. Ltd. – AU$8.7 million

Investment by Koppers Australia Pty. Ltd. in Koppers Wood Products Pty. Ltd. – AU$7.1 million

Investment by Koppers Australia Pty. Ltd. in Koppers Mauritius – AU$19.5 million

Investment by Koppers Australia Pty. Ltd. in Koppers (Beijing) Chemical Co., Ltd. – AU$0.1 million

Europe (currency as noted)

Investment by Koppers Europe ApS in Koppers Denmark ApS – DKK 49.0 million

Investment by Koppers Denmark ApS in Koppers Tar Tech International ApS – DKK 0.2 million

Investment by Koppers Denmark ApS in Koppers European Holdings ApS – DKK 0.6 million

Investment by Koppers European Holdings ApS in Koppers Poland Sp. Z.o.o. – DKK 0.5 million

Investment by Koppers European Holdings ApS in Koppers UK Holding Ltd. – DKK 6 million

Investment by Koppers UK Holding Ltd. in Koppers UK Limited – GBP 11.8 million

Investment by Koppers UK Limited in Koppers Specialty Chemicals Ltd. – GBP 0.1 million

Investment by Koppers UK Limited in Koppers UK Transport Ltd. – GBP 0.3 million

Investment by Koppers World-Wide Holdings C.V. in Koppers International B.V. – Euro 9.7 million

Investment by Koppers International B.V. in Koppers Netherlands B.V. – Euro 18.0 million

Investment by Koppers International B.V. in Koppers Europe ApS – Euro 21.4 million

Investment by Koppers International B.V. in Koppers S.a.r.l. Luxembourg – Euro 0.1 million

Investment by Koppers International B.V. in Koppers (Tianjin) Trading Co., Ltd (China) – USD 1.0 million

Investment by Koppers International B.V. in Koppers (Jiangsu) Carbon Chemical Co., Ltd (China) – Euro 16.0 million

Loan by Koppers European Holdings ApS to Koppers Denmark ApS – DKK 0.6 million

Loan by Koppers Europe ApS to Koppers Denmark ApS to – DKK 2.4 million

Loan by Koppers Denmark ApS to Koppers International B.V. – DKK 91.8 million

Loan by Koppers Tar Tech International ApS to Koppers Denmark ApS – DKK 3.0 million

Loan by Koppers UK Ltd to Koppers International B.V. GBP 17 million

SCHEDULE 8.2.9

PERMITTED PARTNERSHIPS, LLCS, JOINT VENTURES

KSA Limited Partnership

Koppers Ventures LLC

Koppers (China) Carbon & Chemical Co Ltd

Koppers (Jiangsu) Carbon Chemical Co. Ltd

Wood Protection LP

Osmose Thailand Pty. Ltd.

Osmose Chile Limitada

Technologias DeMadeiras Brasileiras Comerico De Preservantes Ltda.

1172 North Thomas, LLC

SCHEDULE 8.2.10

BUSINESS DESCRIPTIONS

Koppers Holdings Inc. was incorporated in November 2004 as a holding company for Koppers Inc. (Koppers). Koppers is a leading integrated global provider of carbon compounds and commercial wood treatment products and services. Their products are used in a variety of niche applications in a diverse range of end-markets, including the aluminum, railroad, specialty chemical, utility, rubber, concrete and steel industries. Koppers serves their customers through a comprehensive global manufacturing and distribution network, with manufacturing facilities located in the United States, Australia, China, the United Kingdom, Denmark, Canada, and the Netherlands.

Legacy Koppers operates two principal business segments: Carbon Materials and Chemicals and Railroad and Utility Products and Services. Their operations are, to a substantial extent, vertically integrated. Through its Carbon Materials and Chemicals business, they process coal tar into a variety of products, including carbon pitch, creosote, naphthalene and phthalic anhydride, which are intermediate materials necessary in the production of aluminum, the pressure treatment of wood, the production of high-strength concrete, and the production of plasticizers and specialty chemicals, respectively. Through its Railroad and Utility Products and Services business, they are the largest supplier of railroad crossties to the North American railroads.

In the third quarter of 2014, Koppers Inc. acquired Osmose, Inc. (WPG) and Osmose Railroad Services, Inc. (ORS). WPG is the leading global manufacturer and provider of wood preservation and treatment chemicals which enhance the useful life of wood by protecting it from rot, decay, termites. The company’s products serve a diverse range of end-markets including infrastructure, residential and commercial construction, and agriculture. The company has operations and sales in North America, Latin America, Europe and Australasia. ORS is a leading provider of railroad infrastructure services including bridge inspection, engineering, maintenance and repair, and construction services for Class 1 and shortline railroads in North America.

EXHIBIT 1.1(A)

[FORM OF]

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may be amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, any Letters of Credit and guarantees included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

12.	Assignor:

13.	Assignee:
[and is an Affiliate of [identify Lender]]

14.	Borrower:	KOPPERS INC.

15.	Administrative Agent:	PNC BANK, NATIONAL ASSOCIATION, as the administrative agent under the Credit Agreement

16.	Credit Agreement:	Credit Agreement dated as of August 15, 2014, among Koppers Inc., the Lenders party thereto, the Guarantors party thereto and PNC Bank, National Association, as Administrative Agent.

17.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment for all Lenders	Amount of Commitment Assigned	Percentage Assigned of Commitment/Loans[2]		CUSIP Number
Revolving Credit Commitment	$	$		%
Term Loans	$	$		%

18.	[Trade Date: ][3]

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]4

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[3]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
[4]	Assignor shall pay a fee of $3,500 to the Administrative Agent in connection with the Assignment and Assumption.

[SIGNATURE PAGE 1 OF 2 TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

By:
Name:
Title:

ASSIGNEE

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 2 TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Consented to and Accepted:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[PNC BANK, NATIONAL ASSOCIATION, 5] as Issuing Lender

By:
Name:
Title:

Consented to:[6] KOPPERS INC., a Pennsylvania corporation

By:
Name:
Title:

[5]	If applicable.
[6]	If applicable.

ANNEX 1

KOPPERS INC. CREDIT FACILITIES

STANDARD TERMS AND CONDITIONS

FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an eligible assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.3 [Reporting Requirements] thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption Agreement and to purchase such Assigned Interest and (vii) if Assignee is not incorporated or organized under the Laws of the United States of America or a state thereof, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to its conflict of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT 1.1(C)

[FORM OF]

COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

THIS COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS (the “Assignment”) is made and entered into the      day of August, 2014 by KOPPERS INC., a Pennsylvania corporation (the “Assignor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent (as defined below) for the benefit of the Secured Parties (as defined below).

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of August 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Assignor, the Guarantors (as defined therein) from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, and PNC Bank, National Association, as Administrative Agent (as defined therein) and, following the 2009 Senior Note Redemption (as defined below), also in its capacity as the Collateral Agent; in each such capacity, for itself and the other Lenders (in such capacities, the “Agent”); and

WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make certain financial accommodations and loans to the Assignor; and

WHEREAS, pursuant to the Credit Agreement, the Collateral Agent, not in its individual capacity but solely as the collateral trustee for the benefit of the Secured Parties, has entered into that certain Collateral Trust Agreement, dated as of even date herewith (as amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”), with the Assignor, the Guarantors (as defined therein) from time to time party thereto, the Agent and the Trustee (as defined therein) by which they agreed to share in certain collateral (the “Shared Collateral”), on the basis set forth more fully therein, in order to secure the Secured Obligations (as defined therein); and

WHEREAS, reference is made to that certain Stock Purchase Agreement dated as of April 13, 2014, by and among the Assignor, Osmose Holdings, Inc., Osmose, Inc. and Osmose Railroad Services, Inc. (as amended, restated, modified or supplemented from time to time, the “Assigned Contract”); and

WHEREAS, the Assigned Contract assigned by this Assignment is intended to and is to be part of the Shared Collateral; and

WHEREAS, this Assignment is intended to and is to be a Collateral Document (as defined in the Collateral Trust Agreement); and

WHEREAS, the obligation of the Agent and the Lenders to make loans and other financial accommodations under the Credit Agreement is subject to the condition, among others, that the Assignor secure the Credit Agreement Obligations (as defined below) to the Agent and the Lenders under the Credit Agreement, the other Loan Documents (as defined therein) and otherwise as more fully described herein in the manner set forth herein;

NOW, THEREFORE, in consideration of the premises, and the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Assignor, and intending to be legally bound, the Assignor assigns to the Collateral Agent for the benefit of the Secured Parties (as defined below), and any successors and permitted assigns to the interests in the Credit Agreement Obligations and the Indenture Secured Obligations (as defined below) owing to any such Persons (as defined in the Credit Agreement), all of its right, title and interest in and to the Assigned Contract to the extent assignable and to the fullest extent permitted by law.

1. THE RECITALS SET FORTH ABOVE ARE HEREBY INCORPORATED IN THIS ASSIGNMENT AS IF FULLY SET FORTH HEREIN. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, CAPITALIZED TERMS USED IN THIS ASSIGNMENT SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM IN THE CREDIT AGREEMENT AND THE RULES OF CONSTRUCTION SET FORTH IN SECTION 1.2 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS ASSIGNMENT.

18.1 “Collateral Agent” shall mean (i) prior to the 2009 Senior Note Redemption, Wells Fargo Bank, National Association, not in its individual capacity but solely as the collateral agent for the benefit of the Secured Parties pursuant to the Collateral Trust Agreement and (ii) after the 2009 Senior Note Redemption, PNC Bank, National Association, not in its individual capacity but solely as the Administrative Agent for the benefit of itself and the Lenders.

18.2 “Credit Agreement Obligations” shall mean and include the following: (i) any and all obligations, liabilities, and indebtedness from time to time of the Borrower, any Guarantor or any other Subsidiary of the Borrower to the Agent, any of the Lenders or any Affiliate of the Agent or any Lender under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower, any Guarantor or any other Subsidiary of the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to an extension of credit is not satisfied); (ii) all Reimbursement Obligations of each Loan Party and any other Subsidiary of the Borrower

2

with respect to any one or more Letters of Credit issued by any Issuing Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each Loan Party, any Excluded Subsidiary or any other Subsidiary of the Borrower to the Agent or any of the Lenders, or any of their respective Affiliates, arising out of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement provided by the Agent, any of the Lenders or such Affiliates pursuant to the Credit Agreement; (iv) any sums advanced by or owing to the Agent or any of the Lenders for any reason relating to the Credit Agreement, any other Loan Document, or any collateral relating thereto, including for indemnification, for maintenance, preservation, protection or enforcement of, or realization upon, the Assigned Contract or other collateral security or any one or more guaranties, and for enforcement, collection, or preservation of the rights of the Agent and the Lenders, and regardless whether before or after default or the entry of any judgment; (v) any obligation or liability of any Loan Party or any other Subsidiary of the Borrower arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (vi) any amendments, extensions, renewals and increases of or to any of the foregoing; notwithstanding the foregoing provisions in this definition, “Credit Agreement Obligations” shall not include Excluded Swap Obligations.

18.3 “Event of Default” shall mean (i) prior to the 2009 Senior Note Redemption, a Triggering Event (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, an Event of Default (as defined in the Credit Agreement).

18.4 “Indenture Secured Obligations” shall mean the Indenture Secured Obligations as such term is defined in the Collateral Trust Agreement.

18.5 “Secured Obligations” shall mean (i) prior to the 2009 Senior Note Redemption, the Indenture Secured Obligations and the Credit Agreement Obligations, and (ii) after the 2009 Senior Note Redemption, the Credit Agreement Obligations.

18.6 “Secured Parties” shall mean (i) prior to the 2009 Senior Note Redemption, the Collateral Agent, the Agent, the Trustee and the Creditors (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, the Agent, the Lenders and any provider of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement.

18.7 “Secured Party Document” and “Secured Party Documents” shall mean (i) prior to the 2009 Senior Note Redemption, one or more of the Credit Agreement, the Collateral Trust Agreement, the other Loan Documents, the Indenture (as defined in the Collateral Trust Agreement) and the Notes (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, one or more of the Credit Agreement and the other Loan Documents.

18.8 “2009 Senior Note Redemption” shall mean the 2009 Senior Note Redemption as such term is defined in the Collateral Trust Agreement.

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2. THE ASSIGNOR HAS GRANTED, COLLATERALLY ASSIGNED AND BY THESE PRESENTS DOES HEREBY GRANT AND COLLATERALLY ASSIGN UNTO THE COLLATERAL AGENT, FOR THE RATABLE BENEFIT OF EACH OF THE SECURED PARTIES, ALL THE RIGHTS, INTERESTS AND PRIVILEGES WHICH THE ASSIGNOR HAS OR MAY HAVE IN OR UNDER THE ASSIGNED CONTRACT, INCLUDING THE PRESENT AND CONTINUING RIGHT WITH FULL POWER AND AUTHORITY, IN ITS OWN NAME, OR IN THE NAME OF THE ASSIGNOR, OR OTHERWISE, BUT SUBJECT TO THE PROVISIONS AND LIMITATIONS OF SECTION 3 HEREOF, (I) TO MAKE CLAIM FOR, ENFORCE, PERFORM, COLLECT AND RECEIVE ANY AND ALL RIGHTS UNDER THE ASSIGNED CONTRACT, (II) TO DO ANY AND ALL THINGS WHICH THE ASSIGNOR IS OR MAY BECOME ENTITLED TO DO UNDER THE ASSIGNED CONTRACT, AND (III) TO MAKE ALL WAIVERS AND AGREEMENTS, GIVE ALL NOTICES, CONSENTS AND RELEASES AND OTHER INSTRUMENTS AND TO DO ANY AND ALL OTHER THINGS WHATSOEVER WHICH THE ASSIGNOR IS OR MAY BECOME ENTITLED TO DO UNDER THE ASSIGNED CONTRACT.

3. THE ACCEPTANCE OF THIS ASSIGNMENT AND THE PAYMENT OR PERFORMANCE UNDER THE ASSIGNED CONTRACT SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS OF THE COLLATERAL AGENT UNDER THE TERMS OF COLLATERAL TRUST AGREEMENT OR ANY OF THE OTHER SECURED PARTY DOCUMENTS TO WHICH IT IS A PARTY, IT BEING UNDERSTOOD THAT, UNTIL THE OCCURRENCE OF AN EVENT OF DEFAULT AND THE EXERCISE OF THE COLLATERAL AGENT’S RIGHTS UNDER SECTION 4 HEREOF, THE ASSIGNOR SHALL HAVE ALL RIGHTS TO THE ASSIGNED CONTRACT AND TO RETAIN, USE AND ENJOY THE SAME.

4. THE ASSIGNOR, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, HEREBY AUTHORIZES THE COLLATERAL AGENT, AT THE COLLATERAL AGENT’S OPTION, TO DO ALL ACTS REQUIRED OR PERMITTED UNDER THE ASSIGNED CONTRACT AS THE COLLATERAL AGENT IN ITS SOLE DISCRETION MAY DEEM PROPER. THE ASSIGNOR DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT THE COLLATERAL AGENT, WHILE THIS ASSIGNMENT REMAINS IN FORCE AND EFFECT AND, IN EACH INSTANCE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ITS TRUE AND LAWFUL ATTORNEY IN FACT, COUPLED WITH AN INTEREST AND WITH FULL POWER OF SUBSTITUTION AND REVOCATION, FOR THE ASSIGNOR AND IN ITS NAME, PLACE AND STEAD, TO DEMAND AND ENFORCE COMPLIANCE WITH ALL THE TERMS AND CONDITIONS OF THE ASSIGNED CONTRACT AND ALL BENEFITS ACCRUED THEREUNDER, WHETHER AT LAW, IN EQUITY OR OTHERWISE; PROVIDED, HOWEVER, THAT THE COLLATERAL AGENT SHALL NOT EXERCISE ANY SUCH POWER UNLESS AND UNTIL AN EVENT OF DEFAULT SHALL HAVE OCCURRED. THE ASSIGNOR ACKNOWLEDGES AND AGREES THAT (I) THE POWER OF ATTORNEY HEREIN GRANTED SHALL IN NO WAY BE CONSTRUED AS TO BENEFIT THE ASSIGNOR; (II) THE COLLATERAL AGENT HEREIN GRANTED THIS POWER OF ATTORNEY SHALL HAVE NO DUTY TO EXERCISE ANY POWERS GRANTED HEREUNDER FOR

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THE BENEFIT OF THE ASSIGNOR; AND (III) THE COLLATERAL AGENT HEREIN GRANTED THIS POWER OF ATTORNEY SHALL, TO THE EXTENT EXERCISABLE, EXERCISE ANY AND ALL POWERS GRANTED HEREUNDER FOR THE BENEFIT OF THE SECURED PARTIES. THE COLLATERAL AGENT HEREBY ACCEPTS THIS POWER OF ATTORNEY AND ALL POWERS GRANTED HEREUNDER FOR THE BENEFIT OF THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES.

5. THE COLLATERAL AGENT SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION OR DUTY TO BE PERFORMED OR DISCHARGED BY THE ASSIGNOR UNDER THE ASSIGNED CONTRACT, AND THE ASSIGNOR HEREBY AGREES TO INDEMNIFY THE COLLATERAL AGENT AND THE SECURED PARTIES FOR, AND TO SAVE THE COLLATERAL AGENT AND THE SECURED PARTIES HARMLESS FROM, ANY AND ALL LIABILITY ARISING UNDER THE ASSIGNED CONTRACT, OTHER THAN ARISING OR RESULTING FROM THE COLLATERAL AGENT’S (OR ITS AGENTS, EMPLOYEES OR CONTRACTORS) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

6. THE ASSIGNOR AGREES THAT THIS ASSIGNMENT AND THE DESIGNATION AND DIRECTIONS HEREIN SET FORTH ARE IRREVOCABLE.

7. NEITHER THIS ASSIGNMENT NOR ANY ACTION OR INACTION ON THE PART OF THE COLLATERAL AGENT OR ANY OF THE SECURED PARTIES SHALL CONSTITUTE AN ASSUMPTION ON THE PART OF THE COLLATERAL AGENT OR ANY OF THE SECURED PARTIES OF ANY OBLIGATIONS OR DUTIES UNDER THE ASSIGNED CONTRACT.

8. The Assignor covenants and warrants that:

(a) it has the power and authority to assign the Assigned Contract and there have been no prior assignments of the Assigned Contract;

(b) the Assigned Contract is and shall be a valid contract, and that there are and shall be, to the Assignor’s knowledge, no defaults on the part of any of the parties thereto;

(c) it will not assign, pledge or otherwise encumber the Assigned Contract without the prior written consent of the Collateral Agent and the Secured Parties to the extent provided in the Credit Agreement and the other Loan Documents;

(d) it will not cancel, terminate or accept any surrender of the Assigned Contract, or (except as may otherwise be permitted by the Credit Agreement and the other Loan Documents) amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld or delayed, and, if applicable, the Secured Parties thereto;

(e) it will not waive or give any consent with respect to any default or material variation in the performance under the Assigned Contract, it will at all times take proper steps to enforce all of the provisions and conditions thereof, and it will forthwith notify the Collateral Agent of any material default under the Assigned Contract;

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(f) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to the Assigned Contract; and

(g) it will execute from time to time any and all additional assignments or instruments of further assurance to the Collateral Agent, as the Collateral Agent may at any time reasonably request.

9. At such time as all of the Obligations are indefeasibly Paid In Full and all of the other Secured Obligations are indefeasible payment in full in cash of, all as when due (whether at stated maturity, by acceleration or otherwise), this Assignment and all of the Collateral Agent’s right, title and interest hereunder with respect to the Assigned Contract shall terminate.

10. This Assignment shall inure to the benefit of the Collateral Agent and the other Secured Parties, and shall be binding upon the Assignor, and their respective successors, successors in title and assigns. Without limiting the generality of the foregoing, the Assignor hereby acknowledges and agrees to any assignment by Wells Fargo Bank, National Association, in its capacity as Collateral Agent, of all its right, title and interest under, pursuant to, and in connection with this Assignment to PNC Bank, National Association, in its capacity as Collateral Agent for itself and the Lenders. The Collateral Agent may resign and a successor the Collateral Agent may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral agent by a successor collateral agent, that successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral agent, as secured party under this Assignment and the retiring collateral agent shall thereupon be discharged from its duties and obligations under this Assignment. After any retiring collateral agent’s resignation, the provisions of this Assignment shall inure to its benefit as to any actions taken or omitted to be taken by it under this Assignment while it was the Collateral Agent.

11. This Assignment shall be deemed to be a contract under the laws of the State of New York and shall for all purposes be governed by and construed and enforced in accordance with the laws of the State of New York without regard to its conflicts of laws principles.

12. The parties agree that in the event of any conflict or inconsistency between the provisions of this Assignment and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control until the Collateral Trust Agreement is terminated in accordance with its terms. Until such termination of the Collateral Trust Agreement, notwithstanding any provision in this Assignment to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Agent solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Agent, the Trustee and/or other Person specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Agent, and subject further to the rights of the Collateral Agent to require the Borrower and any Loan Party to provide (i) officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, (ii) advancement of expenses, and/or (iii) assurances of

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indemnity, all as reasonably satisfactory to the Collateral Agent. The Collateral Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of the Assigned Contract, for the legality, effectiveness or sufficiency of any Collateral Document, or for the creation, perfection, priority, sufficiency or protection of any Liens hereunder. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the accounting for moneys actually received by it hereunder) and such responsibility shall be solely that of the Loan Parties. Until such termination of the Collateral Trust Agreement, for the avoidance of doubt, in addition to any protections, rights or immunities given to the Collateral Agent hereunder, the Collateral Agent shall be entitled to the rights, protections and immunities given to it in its capacity as the Collateral Trustee (as defined therein) under the Collateral Trust Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.

ASSIGNOR:

KOPPERS INC.

By:

Name:	Louann E. Tronsberg-Deihle

Title:	Treasurer

[SIGNATURE PAGE TO COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS]

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT 1.1(G)(1)

[FORM OF]

GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT is made as of August     , 2014, by                                         , a                      [corporation/partnership/limited liability company] (the “New Guarantor”), with an address of                     .

Background

Reference is made to: (i) the Credit Agreement dated as of August 15, 2014 (as the same may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”) by and among Koppers Inc., a Pennsylvania corporation (the “Borrower”), PNC Bank, National Association, in its capacity as administrative agent for the Lenders party thereto (in such capacity, the “Administrative Agent”), the Guarantors party thereto, and the Lenders party thereto, (ii) the Continuing Agreement of Guaranty and Suretyship dated as of August 15, 2014 (as the same may be amended, restated, modified or supplemented from time to time, the “Guaranty”) of the Guarantors issued to the Lenders and the Administrative Agent, (iii) the Security Agreement, dated as of August 15, 2014 (as the same may be amended, restated, modified or supplemented from time to time, the “Security Agreement”), among the Borrower, the Guarantors and the Administrative Agent, (iv) [INSERT AS APPLICABLE: the Pledge Agreement, dated as of August 15, 2014 (as the same may be amended, restated, modified or supplemented from time to time, the “Pledge Agreement”), made by the Borrower and the Guarantors party thereto in favor of the Administrative Agent, (v) the Patent, Trademark and Copyright Security Agreement, dated as of August 15, 2014 (as the same may be amended, restated, modified or supplemented from time to time, the “Patent, Trademark and Copyright Security Agreement”), among the Borrower and the Guarantors party thereto in favor of the Administrative Agent, (vi)] the Intercompany Subordination Agreement, dated as of August 15, 2014, among the Borrower and the Guarantors (as the same may be amended, restated, modified or supplemented from time to time, the “Intercompany Subordination Agreement”), and [(v) /(vi)/ (vii)] the other Loan Documents referred to in the Credit Agreement, as the same may be modified, supplemented, or amended.

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor under the terms of the Credit Agreement and in consideration of the value of the direct and indirect benefits received by New Guarantor as a result of becoming affiliated with the Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Credit Agreement, the Guaranty, the Security Agreement, [INSERT AS APPLICABLE: the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement,] the Intercompany Subordination Agreement, and each of the other Loan

Documents to which the Guarantors are a party, and agrees that from the date hereof and so long as any Loan or any Commitment of any Lender shall remain outstanding and until Payment In Full, New Guarantor has assumed the joint and several obligations of a “Guarantor” under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Credit Agreement, the Guaranty, the Security Agreement [INSERT AS APPLICABLE: the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement,] the Intercompany Subordination Agreement, and each of the other Loan Documents which are stated to apply to or are made by a “Guarantor”. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Article 6 of the Credit Agreement applicable to New Guarantor as a Guarantor is true and correct as to New Guarantor on and as of the date hereof, and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, the Guaranty, and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, the Guaranty and each of the other Loan Documents given by the Guarantors to Administrative Agent and any of the Lenders.

New Guarantor is simultaneously delivering to the Administrative Agent the following documents together with this Guarantor Joinder required under Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures], and Section 11.13 [Joinder of Guarantors] of the Credit Agreement:

Updated Schedules to Credit Agreement. [Note: updates to schedules do not cure any breach of warranties].

Schedule No. and Description	Delivered	Not Delivered

Schedule 6.1.1 - Qualifications To Do Business	☐	☐

Schedule 6.1.3 - Subsidiaries	☐	☐

Opinion of Counsel (Schedule 7.1.1)	☐	☐

Any other Schedules to Credit Agreement that necessitate updates after giving effect to this Guarantor Joinder and Assumption Agreement	☐	☐

In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement.

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This Guarantor Joinder and Assumption Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. New Guarantor acknowledges and agrees that a telecopy transmission to the Administrative Agent or any Lender of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE 1 OF 1 TO THE GUARANTOR JOINDER

AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this Guarantor Joinder and Assumption Agreement and delivered the same to the Administrative Agent for the benefit of the Lenders, as of the date and year first above written.

By:
Name:
Title:

Acknowledged and accepted: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT 1.1(G)(2)

[FORM OF]

CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP

THIS CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP (this “Guaranty”), dated as of this 15th day of August, 2014, is jointly and severally given by EACH OF THE UNDERSIGNED AND EACH OF THE OTHER PERSONS WHICH BECOMES A GUARANTOR HEREUNDER FROM TIME TO TIME (each, a “Guarantor” and collectively, the “Guarantors”) in favor of PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) (the “Administrative Agent”) in connection with the Credit Agreement (as defined below).

WITNESSETH THAT:

WHEREAS, reference is made to that certain Credit Agreement, dated August 15, 2014, among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) from time to time party thereto (the “Lenders”), and the Administrative Agent (as amended, restated, modified or supplemented, from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Guaranty); and

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent and the Lenders have agreed to make certain financial accommodations and loans to the Borrower; and

WHEREAS, the obligation of the Administrative Agent and the Lenders to make loans under the Credit Agreement is subject to the condition, among others, that the Guarantors guaranty the Obligations to the Administrative Agent and the Lenders under the Credit Agreement, the other Loan Documents and otherwise as more fully described herein in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

19. Guarantied Obligations. To induce the Administrative Agent and the Lenders to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby jointly and severally unconditionally, and irrevocably, guaranties to the Administrative Agent, each Lender and any provider of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement; and becomes surety, as though it was a primary obligor for, the full and punctual payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar Laws of any country or jurisdiction) of all Obligations, including, without limiting the generality of the foregoing, the following: (a) any and all obligations, liabilities, and indebtedness from time to time of the Borrower, any other Guarantor or any other Subsidiary of the Borrower to the Administrative Agent, any of the Lenders or any Affiliate of any Agent or any Lender under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower, any Guarantor or any other Subsidiary of the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to an extension of credit is not satisfied); (b) all Reimbursement Obligations of each other Loan Party and any other Subsidiary of the Borrower with respect to any one or more Letters of Credit issued by any Issuing Lender; (c) all indebtedness, loans, obligations, expenses and liabilities of each other Loan Party or any other Subsidiary of the Borrower to the Administrative Agent or any of the Lenders, or any of their respective Affiliates, arising out of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement provided by the Administrative Agent, any of the Lenders or such Affiliates pursuant to the Credit Agreement; (d) any sums advanced by or owing to the Administrative Agent or any of the Lenders for any reason relating to the Credit Agreement, any other Loan Document, or any collateral relating thereto, including for indemnification, for maintenance, preservation, protection or enforcement of, or realization upon, the Collateral or other collateral security or any one or more guaranties, and for enforcement, collection, or preservation of the rights of the Administrative Agent and the Lenders, and regardless whether before or after default or the entry of any judgment; (e) any obligation or liability of any other Loan Party or any other Subsidiary of the Borrower arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Administrative Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Administrative Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (f) any amendments, extensions, renewals and increases of or to any of the foregoing; notwithstanding the foregoing provisions in this definition, “Obligations” shall not include Excluded Swap Obligations (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”). Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty even if the Administrative Agent or any of the Lenders (or any one or more assignees or transferees thereof) from time to time assign or otherwise transfer all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows.

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20. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations immediately upon demand of the Administrative Agent and the Lenders or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in, as applicable, U.S. Dollars or the applicable Original Currency, and shall be made without setoff, counterclaim, withholding, or other deduction of any nature.

21. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by any Lender, the Administrative Agent, or the Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity. Each of the Guarantors agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents or any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

21.1 Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations and regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents, or any rights of the Administrative Agent or the Lenders or any other Person with respect thereto;

21.2 Any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of any of the Guarantied Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or renewals, extensions, refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

21.3 Any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not

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limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

21.4 Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by the Administrative Agent or the Lenders, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

21.5 Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Administrative Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

21.6 Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other Person with respect to any Loan Document or any of the Guarantied Obligations; or subject to Section 5 hereof, any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; or

21.7 Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only Payment In Full.

Each Guarantor acknowledges, consents, and agrees that new Guarantors may join in this Guaranty pursuant to Section 11.13 [Joinder of Guarantors] of the Credit Agreement and each Guarantor affirms that its obligations shall continue hereunder undiminished. Each Guarantor consents to, and approves of, each of its Subsidiaries entering into and performing its obligations under the Loan Documents to which each such Subsidiary is a party.

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22. Waivers, etc. Each of the Guarantors hereby waives any defense to or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable Law, each Guarantor waives each of the following:

22.1 All notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any Law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

22.2 Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or the Lenders, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document, and any requirement that any Guarantor receive notice of any such acceptance;

22.3 Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Administrative Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

22.4 Any and all defenses any Guarantor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

23. Reinstatement. This Guaranty is a continuing obligation of each of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon termination of the Commitments, the expiration of all Letters of Credit and Payment In Full, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Lender or the Administrative Agent upon or during the insolvency, bankruptcy,

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or reorganization of, or any similar proceeding affecting, the Borrower or any other Person, or for any other reason whatsoever, all as though such payment had not been made and was due and owing.

24. Subrogation. Each Guarantor waives and agrees it will not exercise any rights against the Borrower or any other Guarantor or any of their respective Subsidiaries arising in connection with, or any Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until the Guarantied Obligations have been indefeasibly Paid In Full and all Commitments have been terminated and all Letters of Credit have expired. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor or any of their respective Subsidiaries by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

25. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

26. Taxes. Each Guarantor hereby agrees to be bound by the provisions of Section 5.9 [Taxes] of the Credit Agreement and shall make all payments free and clear of Taxes as provided therein.

27. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to, or in a Guarantor Joinder given under, the Credit Agreement and in the manner provided in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement. The Administrative Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Administrative Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

28. Counterparts; Telecopy Signatures. This Guaranty may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each Guarantor acknowledges and agrees that a telecopy transmission to the Administrative Agent or any Lender of signature pages hereto purporting to be signed on behalf of any Guarantor shall constitute effective and binding execution and delivery hereof by such Guarantor.

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29. Setoff, Default Payments by Borrower.

29.1 In the event that at any time any obligation of any of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Administrative Agent and the Lenders, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Lender or the Administrative Agent, or any subsidiary or Affiliate of any Lender or the Administrative Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Administrative Agent or any Lender or any subsidiary or Affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Administrative Agent or the Lenders, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to any Guarantor, whether such obligation to such Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Administrative Agent and the Lenders, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Administrative Agent or any of the Lenders. The rights of the Administrative Agent and the Lenders under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Administrative Agent and the Lenders, or any of them, may have, and nothing in this Guaranty or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Administrative Agent and the Lenders, or any of them. Each of the Guarantors hereby agrees that, to the fullest extent permitted by Law, any Affiliate or subsidiary of the Administrative Agent or any of the Lenders and any holder of a participation in any Guarantied Obligations or in any other obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Administrative Agent and the Lenders as provided in this Section (regardless whether such Affiliate or participant otherwise would be deemed a creditor of the Guarantor).

29.2 Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of Borrower, any other Guarantor or any other Subsidiary of the Borrower, such amount shall be held in trust for the benefit of each Lender and Administrative Agent and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guarantied Obligations when due and payable.

30. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

31. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative

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Agent and the Lenders, or any of them, and their respective successors and permitted assigns; provided, however, that no Guarantor may assign or transfer any of its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. Without limitation of the foregoing, the Administrative Agent and the Lenders, or any of them (and any of their respective successive assignees or transferees), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other Person and such Guarantied Obligations (including any Guarantied Obligations resulting from an extension of credit by such other Person under or in connection with the Loan Documents, or any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Administrative Agent and the Lenders in this Guaranty or otherwise.

32. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

32.1 Governing Law. This Guaranty shall be governed by, construed, and enforced in accordance with, the internal Laws of the State of New York, without regard to conflict of laws principles.

32.2 Certain Waivers. Each Guarantor hereby irrevocably:

32.2.1 Submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Guaranty, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Guarantor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Guarantor hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent’s address, and each Guarantor hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Guarantor further agrees that it shall, for so long as any commitment or any obligation of any Loan Party to the Administrative Agent or any Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 14. The Process Agent is the Borrower, with an office on the date hereof as set forth in the Schedules to the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Guarantors and agrees to act as Process Agent on behalf of the Guarantors;

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32.2.2 Waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue; and

32.2.3 WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT TO THE FULLEST EXTENT PERMITTED BY LAW.

33. Severability; Modification to Conform to Law.

33.1 It is the intention of the parties that this Guaranty be enforceable to the fullest extent permissible under applicable Law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Guaranty shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

33.2 Without limitation of the preceding subsection (a), to the extent that applicable Law (including applicable Laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of a Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of such Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such Guarantor’s liability shall, without any further action by the Administrative Agent or any of the Lenders or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

33.2.1 the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents, and any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement and any Lender-Provided Credit Arrangement, and the value of the benefits described in this Section 15 (b) hereof, including (and to the extent not inconsistent with applicable federal and state Laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents and any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement and any Lender-Provided Credit Arrangement, or

33.2.2 the excess of (A) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state Laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (B) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state Laws governing the insolvency of debtors as in effect on the date hereof.

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33.3 Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by Law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

34. Additional Guarantors. At any time after the initial execution and delivery of this Guaranty to the Administrative Agent and the Lenders, additional Persons may become parties to this Guaranty and thereby acquire the duties and rights of being a Guarantor hereunder by executing and delivering to the Administrative Agent and the Lenders a Guarantor Joinder pursuant to the Credit Agreement. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

35. Joint and Several Obligations. The obligations and additional liabilities of the Guarantors under this Guaranty are joint and several obligations of the Guarantors, and each Guarantor hereby waives to the full extent permitted by Law any defense it may otherwise have to the payment and performance of the Guarantied Obligations that its liability hereunder is limited and not joint and several. Each Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Administrative Agent and the Lenders to make the Loans and other financial accommodations, and that the Administrative Agent and the Lenders are relying on each specific waiver and all such waivers in accepting this Guaranty. The undertakings of each Guarantor hereunder secure the obligations of itself and the other Guarantors. The Administrative Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue the Borrower, any other Guarantor or any other Person, and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Guarantor. Each of the Lenders and the Administrative Agent hereby reserves all rights against each Guarantor.

36. Receipt of Credit Agreement, Other Loan Documents, Benefits.

36.1 Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement, the other Loan Documents and any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement and any Lender-Provided Credit Arrangement, and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents.

36.2 Each Guarantor hereby acknowledges, represents, and warrants that it receives direct and indirect benefits by virtue of its affiliation with Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by

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the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Guaranty.

37. Miscellaneous.

37.1 Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and the Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Administrative Agent or the Lenders, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent and the Lenders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by Law, or otherwise.

37.2 Telecommunications. Each Lender and the Administrative Agent shall be entitled to rely on the authority of any individual making any telecopy, electronic or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

37.3 Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees incurred by the Administrative Agent or any of the Lenders in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Lender and the Administrative Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Lender or the Administrative Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Lender or the Administrative Agent:

37.3.1 relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof;

37.3.2 relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or the Borrower; and

37.3.3 in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Lender or the Administrative Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Borrower or the Administrative Agent or any Lender of any Law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

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37.4 Prior Understandings. This Guaranty and the Credit Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any and all other prior and contemporaneous understandings and agreements.

37.5 Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Administrative Agent and the Lenders, or any of them, any extension of credit, or any other event or circumstance whatsoever.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE - CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

IN WITNESS WHEREOF, the undersigned parties intending to be legally bound, have executed this Guaranty as of the date first above written.

GUARANTORS:

KOPPERS HOLDINGS INC. KOPPERS DELAWARE, INC. KOPPERS ASIA LLC KOPPERS CONCRETE PRODUCTS, INC. CONCRETE PARTNERS, INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE - CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

Acknowledged and consented to:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE - CONTINUING

AGREEMENT OF GUARANTY AND SURETYSHIP]

Acknowledged and consented to:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

EXHIBIT 1.1(I)

[FORM OF]

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”) is dated as of August 15, 2014 and is made by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS WHICH BECOMES A GUARANTOR UNDER THE CREDIT AGREEMENT (EACH AS DEFINED BELOW) OR IS OTHERWISE REQUIRED TO BE A PARTY HEREUNDER PURSUANT TO THE CREDIT AGREEMENT (the Borrower, each other Person and each Guarantor being individually referred to herein as a “Company” and collectively as the “Companies”), for the benefit of PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders (defined below).

WITNESSETH THAT:

WHEREAS, reference is made to that certain Credit Agreement (as amended, restated, modified or supplemented, from time to time, the “Credit Agreement”) dated as of August 15, 2014, by and among the Borrower, the Guarantors (as defined therein) from time to time party thereto (the “Guarantors”), the Lenders (as defined therein) from time to time party thereto (the “Lenders”), and the Administrative Agent; each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Credit Agreement; and

WHEREAS, pursuant to the Credit Agreement, the Administrative Agent and the Lenders have agreed to make certain loans and other financial accommodations to the Borrower; and

WHEREAS, the Companies have or, in the future, may have liabilities, obligations or indebtedness owed to each other (the liabilities, obligations and indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof and all other obligations and other amounts payable by any Company to any other Company are hereinafter collectively referred to as the “Intercompany Indebtedness”); and

WHEREAS, the obligation of the Administrative Agent and the Lenders to make loans under the Credit Agreement is subject to the conditions, among others, that the Companies subordinate the Intercompany Indebtedness to the Obligations of the Borrower or any other Company to the Administrative Agent or the Lenders pursuant to the Credit Agreement, the other Loan Documents, any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement and any Lender-Provided Credit Arrangement (collectively, the “Senior Debt”) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

38. Intercompany Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Intercompany Indebtedness shall be subordinate and subject in right of payment until receipt by the Administrative Agent and the Lenders of Payment In Full.

39. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of any Company (a Company distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event, the Administrative Agent shall be entitled to receive, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, Payment In Full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Intercompany Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Intercompany Indebtedness, and to that end, the Administrative Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

40. No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Lenders and the Administrative Agent in commencing, any proceeding referred to in Section 2 against any other Company that owes it any Intercompany Indebtedness.

41. Prior Payment of Senior Debt Upon Acceleration of Intercompany Indebtedness. If any portion of the Intercompany Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Administrative Agent and the Lenders shall be entitled to receive Payment In Full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Intercompany Indebtedness is entitled to receive any payment thereon.

42. No Payment When Senior Debt in Default. If any Event of Default or Potential shall have occurred and be continuing, or such an Event of Default or Potential Default would result from or exist after giving effect to a payment with respect to any portion of the

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Intercompany Indebtedness, unless the Required Lenders shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Company owing such Intercompany Indebtedness on account of principal or interest on any portion of the Intercompany Indebtedness.

43. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Companies, at any time except during the pendency of any of the conditions described in Sections 2, 4 and 5, from making regularly scheduled payments of principal of or interest on any portion of the Intercompany Indebtedness, or the retention thereof by any of the Companies of any money deposited with it for the payment of or on account of the principal of or interest on the Intercompany Indebtedness.

44. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 2, 4, 5 and 6, a Company that is owed Intercompany Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

45. Rights of Subrogation. Each Company agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly Paid In Full.

46. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Administrative Agent and the Lenders, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Administrative Agent and the Lenders, the obligation of the Companies to each other to pay the principal of and interest on the Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Administrative Agent and the Lenders, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Intercompany Indebtedness is created, subject to the rights, if any, under this Agreement of the Administrative Agent and the Lenders to receive cash, property or securities otherwise payable or deliverable with respect to the Intercompany Indebtedness.

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47. Instruments Evidencing Intercompany Indebtedness. Each Company shall cause each instrument which now or hereafter evidences all or a portion of the Intercompany Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of that certain Intercompany Subordination Agreement dated as of August 15, 2014, in favor of PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders referred to therein, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of the Intercompany Subordination Agreement.”

Each Company will further mark its internal records in such a manner as shall be effective to give proper notice to the effect of this Agreement.

48. No Implied Waivers of Subordination. No right of the Administrative Agent or any Lender to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Administrative Agent or any Lender, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Intercompany Indebtedness is created, regardless of any knowledge thereof with which the Administrative Agent or any Lender may have or be otherwise charged. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or agree to compromise, the obligations of the other Companies with respect to their Intercompany Indebtedness, other than by means of payment of such Intercompany Indebtedness according to its terms, without the prior written consent of the Administrative Agent.

Without in any way limiting the generality of the foregoing paragraph, the Administrative Agent or any of the Lenders may, at any time and from time to time, without the consent of or notice to any of the Companies, except the Borrower to the extent provided in the Credit Agreement, without incurring responsibility to any of the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Administrative Agent and the Lenders, do any one or more of the following in accordance with the terms of the Credit Agreement: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person.

49. Additional Subsidiaries. The Companies covenant and agree that they shall cause Subsidiaries (other than Excluded Subsidiaries) created or acquired after the date of this Agreement, required to join this Agreement pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] or otherwise under the Credit Agreement, to execute a Guarantor Joinder in substantially the form of Exhibit 1.1(G)(1) to the Credit Agreement, whereby such Subsidiary joins this Agreement and subordinates all Indebtedness owed to any such Subsidiary by any of the Companies or other Subsidiaries hereafter created or acquired to the Senior Debt.

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50. Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of the Senior Debt remains unpaid and any Commitments or Letters of Credit under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.

51. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Administrative Agent or the Lenders hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of any Company hereunder, shall be made only by written agreement, waiver or consent signed by the Administrative Agent, acting on behalf of all the Lenders, with the written consent of the Required Lenders, any such agreement, waiver or consent made with such written consent being effective to bind all the Lenders.

52. Expenses. The Companies unconditionally and jointly and severally agree upon demand to pay to the Administrative Agent and the Lenders the amount of any and all out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel) for which reimbursement is customarily obtained, which the Administrative Agent or any of the Lenders may incur in connection with (a) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder, or (b) the failure by any of the Companies to perform or observe any of the provisions hereof.

53. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

54. Governing Law. This Agreement shall be a contract under the internal laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York, without giving effect to its principles of conflict of laws.

55. Successors and Assigns. This Agreement shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, as permitted in the Credit Agreement, and the obligations of each Company shall be binding upon their respective successors and permitted assigns, provided, that no Company may assign or transfer its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. The duties and obligations of the Companies may not be delegated or transferred by the Companies without the prior written consent of the Required Lenders and any such delegation or transfer without such consent shall be null and void. Except to the extent otherwise required by the context of this Agreement, the word “Lenders” when used herein shall include, without limitation, any holder of a Note or an assignment of rights therein originally issued to a Lender under the Credit Agreement, and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Lender under the Credit Agreement.

56. Joint and Several Obligations. Each of the obligations of each and every Company under this Agreement is joint and several. The Administrative Agent and the Lenders,

26

or any of them, may, in their sole discretion, elect to enforce this Agreement against any Company without any duty or responsibility to pursue any other Company and such an election by the Administrative Agent and the Lenders, or any of them, shall not be a defense to any action the Administrative Agent and the Lenders, or any of them, may elect to take against any Company. Each of the Lenders and Administrative Agent hereby reserves all right against each Company.

57. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each Company acknowledges and agrees that a telecopy or electronic transmission to the Administrative Agent or any Lender of the signature page hereof purporting to be signed on behalf of any Company shall constitute effective and binding execution and delivery hereof by such Company.

58. Attorneys-in-Fact. Each of the Companies hereby authorizes and empowers the Administrative Agent, at the election of the Administrative Agent and in the name of either the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, or in the name of each such Company as is owed Intercompany Indebtedness, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to completely protect the Administrative Agent’s and the Lenders’ interests in the Intercompany Indebtedness and the right of the Administrative Agent and the Lenders of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement, and taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

59. Application of Payments. In the event any payments are received by the Administrative Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

60. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Lenders, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent on behalf of the Lenders at law may not fully compensate the Administrative Agent on behalf of the Lenders for the damages they may suffer in the event of a breach hereof.

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61. Consent to Jurisdiction; Waiver of Jury Trial. Each Company hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Agreement, and each Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Company hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Company hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Company in care of the Process Agent at the Process Agent’s address, and each Company hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Company further agrees that it shall, for so long as any commitment or any obligation of any Loan Party to the Administrative Agent or any Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 24. The Process Agent is the Borrower, with an office on the date hereof as set forth in the Schedules to the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Companies and agrees to act as Process Agent on behalf of the Companies.

62. EXCEPT AS PROHIBITED BY LAW, EACH COMPANY HEREBY WAIVES TRIAL BY A JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULLEST EXTENT PERMITTED BY LAW.

63. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Administrative Agent or the Lenders in accordance with the provisions of this Agreement shall be given or made as provided in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

64. Rules of Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement.

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[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE - INTERCOMPANY SUBORDINATION AGREEMENT]

WITNESS the due execution hereof as of the day and year first above written.

COMPANIES:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS HOLDINGS INC. KOPPERS DELAWARE, INC. KOPPERS ASIA LLC KOPPERS CONCRETE PRODUCTS, INC. CONCRETE PARTNERS, INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE - INTERCOMPANY SUBORDINATION AGREEMENT]

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:	Tracy J. DeCock
Title:	Senior Vice President

EXHIBIT 1.1(N)(1)

[FORM OF]

REVOLVING CREDIT NOTE

US$	Pittsburgh, Pennsylvania
, 2014

FOR VALUE RECEIVED, the undersigned, KOPPERS INC., a Pennsylvania corporation (herein called the “Borrower”), hereby unconditionally promises to pay to the order of                      (the “Lender”), the lesser of (i) the principal sum of                      U.S. Dollars (US$        ), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.1.1 [Revolving Credit Loans; Optional Currency Loans] of the Credit Agreement, dated as of August 15, 2014, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent, (hereinafter referred to in such capacity as the “Administrative Agent”) (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), together with all outstanding interest thereon on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement. Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable pursuant to Section 5.5 [Interest Payment Dates] of, or as otherwise provided in, the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default and at the Administrative Agent’s discretion or upon written demand by the Required Lenders, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature, at the office of the Administrative Agent located at 500 First Avenue, Pittsburgh, Pennsylvania 15219, unless otherwise directed in writing by the Administrative Agent, in lawful money of the United States of America in immediately available funds.

This Revolving Credit Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests and Liens contained or granted therein. The

Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the “Borrower”, the “Administrative Agent” and the “Lender” shall be deemed to apply to the Borrower, the Administrative Agent and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed, by and construed and enforced in accordance with, the internal laws of the State of New York without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Revolving Credit Note.

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[SIGNATURE PAGE FOLLOWS]

32

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Revolving Credit Note by its duly authorized officer.

BORROWER:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

EXHIBIT 1.1(N)(2)

[FORM OF]

SWING LOAN NOTE

US$25,000,000	Pittsburgh, Pennsylvania
, 2014

FOR VALUE RECEIVED, the undersigned, KOPPERS INC., a Pennsylvania corporation (herein called the “Borrower”), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Lender”), the lesser of (i) the principal sum of Twenty-Five Million U.S. Dollars (US$25,000,000), or (ii) the aggregate unpaid principal balance of all Swing Loans made by the Lender to the Borrower pursuant to the Credit Agreement, dated as of August 15, 2014, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and the Lender, as administrative agent (hereinafter referred to in such capacity as the “Administrative Agent”) (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), payable with respect to each Swing Loan evidenced hereby on the earlier of (i) demand by the Lender or (ii) the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance of each Swing Loan from time to time outstanding from the date hereof at the rate per annum and on the date(s) provided in the Credit Agreement. Subject to the provisions of the Credit Agreement, interest on this Swing Loan Note will be payable pursuant to Section 5.5 [Interest Payment Dates] of, or as otherwise provided in, the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default and at the Administrative Agent’s discretion or upon written demand by the Required Lenders, the Borrower shall pay interest on the entire principal amount of the then outstanding Swing Loans evidenced by this Swing Loan Note at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature, at the office of the Administrative Agent located at 500 First Avenue, Pittsburgh, Pennsylvania 15219, unless otherwise directed in writing by the Administrative Agent, in lawful money of the United States of America in immediately available funds.

This Swing Loan Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Swing Loan Note and the Credit Agreement.

THE BORROWER ACKNOWLEDGES AND AGREES THAT THE LENDER MAY AT ANY TIME AND IN ITS SOLE DISCRETION DEMAND PAYMENT OF ALL AMOUNTS OUTSTANDING UNDER THIS SWING LOAN NOTE WITHOUT PRIOR NOTICE TO THE BORROWER.

This Swing Loan Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the “Borrower”, the “Administrative Agent” and the “Lender” shall be deemed to apply to the Borrower, the Administrative Agent and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Swing Loan Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed, by and construed and enforced in accordance with, the internal laws of the State of New York without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Swing Loan Note.

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[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO SWING LOAN NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Swing Loan Note by its duly authorized officer.

BORROWER:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

EXHIBIT 1.1(N)(3)

[FORM OF]

TERM NOTE

US$	Pittsburgh, Pennsylvania
, 2014

FOR VALUE RECEIVED, the undersigned, KOPPERS INC., a Pennsylvania corporation (herein called the “Borrower”), hereby unconditionally promises to pay to the order of                      (the “Lender”), the lesser of (i) the principal sum of                      U.S. Dollars (US$        ), or (ii) the aggregate unpaid principal balance of all the Term Loan made by the Lender to the Borrower pursuant to Section 3.1 [Term Loan Commitments] of the Credit Agreement, dated as of August 15, 2014, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent, (hereinafter referred to in such capacity as the “Administrative Agent”) (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), payable as set forth in the Credit Agreement, together with all outstanding interest thereon on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement. Subject to the provisions of the Credit Agreement, interest on this Term Note will be payable pursuant to Section 5.5 [Interest Payment Dates] of, or as otherwise provided in, the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default and at the Administrative Agent’s discretion or upon written demand by the Required Lenders, the Borrower shall pay interest on the unpaid principal balance hereof at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature, at the office of the Administrative Agent located at 500 First Avenue, Pittsburgh, Pennsylvania 15219, unless otherwise directed in writing by the Administrative Agent, in lawful money of the United States of America in immediately available funds.

This Term Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Term Note and the Credit Agreement.

This Term Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the “Borrower”, the “Administrative Agent” and the “Lender” shall be deemed to apply to the Borrower, the Administrative Agent and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Term Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed, by and construed and enforced in accordance with, the internal laws of the State of New York without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Term Note.

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[SIGNATURE PAGE FOLLOWS]

38

[SIGNATURE PAGE TO TERM NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Term Note by its duly authorized officer.

BORROWER:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

EXHIBIT 1.1(P)(1)

[FORM OF]

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

THIS PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT (the “Agreement”), dated as of August 15, 2014 is entered into by and among EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS WHICH BECOMES A PLEDGOR HEREUNDER FROM TIME TO TIME (each, a “Pledgor” and collectively, the “Pledgors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent (as defined below) for the benefit of the Secured Parties (as defined below).

WITNESSETH THAT:

WHEREAS, reference is made to that certain Credit Agreement, dated as of August 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors (as defined therein) from time to time party thereto (the “Guarantors”), the Lenders (as defined therein) from time to time party thereto (the “Lenders”), and PNC Bank, National Association, as Administrative Agent (as defined therein) and, following the 2009 Senior Note Redemption (as defined below), also in its capacity as the Collateral Agent; in each such capacity, for itself and the other Lenders (in such capacities, the “Agent”); and

WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make certain loans and other financial accommodations to the Borrower; and

WHEREAS, pursuant to the Credit Agreement, the Collateral Agent, not in its individual capacity but solely as the collateral trustee for the benefit of the Secured Parties, has entered into that certain Collateral Trust Agreement, dated as of even date herewith (as amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”), with the Borrower, the Guarantors (as defined therein) from time to time party thereto, the Agent and the Trustee (as defined therein) by which they agreed to share in certain collateral (the “Shared Collateral”), on the basis set forth more fully therein, in order to secure the Secured Obligations (as defined below); and

WHEREAS, the Patents, Trademarks and Copyrights (as defined below) secured by this Agreement are intended to and are to be part of the Shared Collateral; and

WHEREAS, this Agreement is intended to and is to be a Collateral Document (as defined in the Collateral Trust Agreement); and

WHEREAS, the obligation of the Agent and the Lenders to make loans under the Credit Agreement is subject to the conditions, among others, that the Pledgors secure the Credit Agreement Obligations (as defined below) to the Agent and the Lenders under the Credit

Agreement, the other Loan Documents (as defined therein) and otherwise by pledging to the Collateral Agent, in accordance herewith, the Patents, Trademarks and Copyrights as more fully described herein in the manner set forth herein;

NOW, THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

65. Except as otherwise expressly provided herein, (i) capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement and (ii) the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”).

65.1 “Patents, Trademarks and Copyrights” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: all trade names, patent applications, patents, trademark applications, trademarks and copyrights, whether now owned or hereafter acquired by any Pledgor, including, without limitation, those listed on Schedule A hereto, including all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the goodwill of the business to which any of the patents, trademarks and copyrights relate.

65.2 “Collateral Agent” shall mean (i) prior to the 2009 Senior Note Redemption, Wells Fargo Bank, National Association, not in its individual capacity but solely as the collateral agent for the benefit of the Secured Parties pursuant to the Collateral Trust Agreement and (ii) after the 2009 Senior Note Redemption, PNC Bank, National Association, not in its individual capacity but solely as the Administrative Agent for the benefit of itself and the Lenders.

65.3 “Credit Agreement Obligations” shall mean and include the following: (i) any and all obligations, liabilities, and indebtedness from time to time of the Borrower, any Guarantor or any other Subsidiary of the Borrower to the Agent, any of the Lenders or any Affiliate of the Agent or any Lender under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower, any Guarantor or any other Subsidiary of the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions

41

of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to an extension of credit is not satisfied); (ii) all Reimbursement Obligations of each Loan Party and any other Subsidiary of the Borrower with respect to any one or more Letters of Credit issued by any Issuing Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each Loan Party, any Excluded Subsidiary or any other Subsidiary of the Borrower to the Agent or any of the Lenders, or any of their respective Affiliates, arising out of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement provided by the Agent, any of the Lenders or such Affiliates pursuant to the Credit Agreement; (iv) any sums advanced by or owing to the Agent or any of the Lenders for any reason relating to the Credit Agreement, any other Loan Document, or any collateral relating thereto, including for indemnification, for maintenance, preservation, protection or enforcement of, or realization upon, the Collateral or other collateral security or any one or more guaranties, and for enforcement, collection, or preservation of the rights of the Agent and the Lenders, and regardless whether before or after default or the entry of any judgment; (v) any obligation or liability of any Loan Party or any other Subsidiary of the Borrower arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (vi) any amendments, extensions, renewals and increases of or to any of the foregoing; notwithstanding the foregoing provisions in this definition, “Credit Agreement Obligations” shall not include Excluded Swap Obligations.

65.4 “Event of Default” shall mean (i) prior to the 2009 Senior Note Redemption, a Triggering Event (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, an Event of Default (as defined in the Credit Agreement).

65.5 “Indenture Secured Obligations” shall mean the Indenture Secured Obligations as such term is defined in the Collateral Trust Agreement.

65.6 “Secured Obligations” shall mean (i) prior to the 2009 Senior Note Redemption, the Indenture Secured Obligations and the Credit Agreement Obligations, and (ii) after the 2009 Senior Note Redemption, the Credit Agreement Obligations.

65.7 “Secured Parties” shall mean (i) prior to the 2009 Senior Note Redemption, the Collateral Agent, the Agent, the Trustee and the Creditors (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, the Agent, the Lenders and any provider of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement.

65.8 “Secured Party Document” and “Secured Party Documents” shall mean (i) prior to the 2009 Senior Note Redemption, one or more of the Credit Agreement, the Collateral Trust Agreement, the other Loan Documents, the Indenture (as defined in the Collateral Trust Agreement) and the Notes (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, one or more of the Credit Agreement and the other Loan Documents.

42

65.9 “2009 Senior Note Redemption” shall mean the 2009 Senior Note Redemption as such term is defined in the Collateral Trust Agreement.

66. To secure the full payment and performance of all Secured Obligations, each Pledgor hereby grants and conveys a security interest to the Collateral Agent, for the benefit of the Secured Parties and their respective affiliates, in the entire right, title and interest of such Pledgor in and to all of its Patents, Trademarks and Copyrights. Notwithstanding the foregoing and only with respect to contracts and licenses which exist on the Closing Date, if the foregoing grant of a security interest in favor of the Collateral Agent would cause such contracts and licenses to be void pursuant to the terms of such contracts and licenses (subject to any limitations in Article 9 of the Code with respect to the effect of such restrictions on the collateral assignment of such contracts and licenses), then the grant of a security interest in such contracts and licenses shall be postponed to the extent of such restrictions on collateral assignment until such time as the grant of the security interest would not cause such contracts and licenses to be void.

67. Each Pledgor jointly and severally represents and warrants, and covenants that:

67.1 the Patents, Trademarks and Copyrights are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

67.2 to the best of such Pledgor’s knowledge, each of the Patents, Trademarks and Copyrights is valid and enforceable;

67.3 such Pledgor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, Trademarks and Copyrights, free and clear of any liens, charges and encumbrances, except for Permitted Liens, including pledges, assignments, licenses, shop rights and covenants by such Pledgor not to sue third persons;

67.4 such Pledgor has the corporate, limited liability company or partnership power and authority, as applicable, to enter into this Agreement and perform its terms;

67.5 no claim has been made to such Pledgor or, to the knowledge of such Pledgor, any other person that the use of any of the Patents, Trademarks and Copyrights does or may violate the rights of any third party;

67.6 such Pledgor has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Patents, Trademarks and Copyrights;

67.7 such Pledgor has used, and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Patents, Trademarks and Copyrights, except for those Patents, Trademarks and Copyrights that are hereafter allowed to lapse in accordance with Section 11 hereof;

67.8 such Pledgor will not change its state of incorporation, formation or organization, as applicable without providing at least ten (10) calendar days prior written notice the Collateral Agent;

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67.9 such Pledgor will not change its name without providing at least ten (10) calendar days prior written notice to the Collateral Agent; and

67.10 such Pledgor shall preserve its existence as a corporation, partnership or a limited liability company, as applicable, and except as permitted by the Credit Agreement, shall not (1) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (2) sell all or substantially all of its assets.

68. Each of the obligations and additional liabilities of each and every Pledgor under this Agreement are joint and several with the obligations of the other Pledgors, and each Pledgor hereby waives to the fullest extent permitted by Law any defense it may otherwise have to the payment and performance of the Obligations that its liability hereunder is limited and not joint and several. Each Pledgor acknowledges and agrees that the foregoing waiver serves as a material inducement to the agreement of the Agent and the Lenders to make the Loans, and that the Collateral Agent, Agent and the Secured Parties are relying on such waiver in accepting this Agreement. The undertakings of each Pledgor hereunder secure the obligations of the Borrower, itself and the other Pledgors. The Collateral Agent and the Secured Parties, or any of them, may, in their sole discretion, elect to enforce this Agreement against any Pledgor without any duty or responsibility to pursue any other Pledgor and such an election by the Collateral Agent and the Secured Parties, or any of them, shall not be a defense to any action the Collateral Agent and the Secured Parties, or any of them, may elect to take against any Pledgor. Each of the Secured Parties and the Collateral Agent hereby reserves all rights against each Pledgor.

69. Each Pledgor agrees that, until all of the Credit Agreement Obligations shall have been Paid In Full and all of the other Secured Obligations shall have been indefeasibly paid in full in cash, it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Pledgor’s obligations under this Agreement, without the Collateral Agent’s prior written consent which shall not be unreasonably withheld, except such Pledgor may license technology in the ordinary course of business without the Collateral Agent’s consent to suppliers and customers to facilitate the manufacture and use of such Pledgor’s products.

70. If, before the Secured Obligations shall have been Paid In Full and the other Secured Obligations shall have been indefeasibly paid in full in cash, any Pledgor shall own any new trademarks or any new copyrightable or patentable inventions, or any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation in part of any Patent, Trademark or Copyright or any improvement on any Patent, Trademark or Copyright, the provisions of this Agreement shall automatically apply thereto and such Pledgor shall give to the Collateral Agent prompt notice thereof in writing. Each Pledgor and the Collateral Agent agree to modify this Agreement by amending Schedule A to include any future patents, patent applications, trademark applications, trademarks, copyrights or copyright applications and the provisions of this Agreement shall apply thereto.

71. The Collateral Agent and the Administrative Agent shall have, in addition to all other rights and remedies given it by this Agreement and those rights and remedies set forth in the Collateral Trust Agreement, the Credit Agreement and the other Secured Party Documents to which it is a party, those allowed by applicable Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the

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Patents, Trademarks and Copyrights may be located and, without limiting the generality of the foregoing, if an Event of Default has occurred and is continuing, the Collateral Agent may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to any Pledgor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in a city that the Collateral Agent shall designate by notice to such Pledgor, in Pittsburgh, Pennsylvania or elsewhere, the whole or from time to time any part of the Patents, Trademarks and Copyrights, or any interest which such Pledgor may have therein and the proceeds therefrom shall, after the Collateral Agent has made all deductions of expenses, including but not limited to attorneys’ fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Patents, Trademarks and Copyrights or in connection with the enforcement of the Collateral Agent’s rights with respect to such Patents, Trademarks and Copyrights, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

71.1.1 first, in accordance with the Collateral Trust Agreement, and, following the 2009 Senior Note Redemption, in such order as set forth in Section 9.2.4 [Application of Proceeds] of the Credit Agreement; and

71.1.2 the balance, if any, as required by Law.

Notice of any sale or other disposition of the Patents, Trademarks and Copyrights shall be given to Pledgors at least ten (10) days before the time of any intended public or private sale or other disposition of the Patents, Trademarks and Copyrights is to be made, which each Pledgor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Collateral Agent may, to the extent permissible under applicable Law, purchase the whole or any part of the Patents, Trademarks and Copyrights sold, free from any right of redemption on the part of any Pledgor, which right is hereby waived and released.

72. If any Event of Default shall have occurred and be continuing, each Pledgor hereby authorizes and empowers the Collateral Agent to make, constitute and appoint any officer or agent of the Collateral Agent, as the Collateral Agent may select in its exclusive discretion, as such Pledgor’s true and lawful attorney-in-fact, with the power to endorse such Pledgor’s name on all applications, documents, papers and instruments necessary for the Collateral Agent to use the Patents, Trademarks and Copyrights, or to grant or issue, on commercially reasonable terms, any exclusive or nonexclusive license under the Patents, Trademarks and Copyrights to any third person, or necessary for the Collateral Agent to assign, pledge, convey or otherwise transfer title in or dispose, on commercially reasonable terms, of the Patents, Trademarks and Copyrights to any third Person. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

73. At such time as all of the Secured Obligations shall have been Paid In Full and all of the other Secured Obligations shall have been indefeasibly paid in full in cash, this Agreement shall terminate and the Collateral Agent shall execute and deliver to the Pledgors all deeds, assignments and other instruments as may be necessary or proper to re-vest in the Pledgors full title to the Patents, Trademarks and Copyrights, subject to any disposition thereof which may have been made by the Collateral Agent pursuant hereto.

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74. Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorneys’ fees and expenses incurred by the Collateral Agent and the Administrative Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, the protection, maintenance or preservation of the Patents, Trademarks and Copyrights, or the defense or prosecution of any actions or proceedings arising out of or related to the Patents, Trademarks and Copyrights, shall be borne and paid by the Pledgors within fifteen (15) days of demand by the Collateral Agent, and if not paid within such time, shall be added to the principal amount of the Secured Obligations and shall bear interest at the highest rate prescribed in the Credit Agreement.

75. Each Pledgor shall have the duty, through counsel reasonably acceptable to the Collateral Agent, to prosecute diligently any patent applications of the Patents, Trademarks and Copyrights pending as of the date of this Agreement if commercially reasonable or thereafter until the Credit Agreement Obligations shall have been Paid In Full and the other Secured Obligations shall have been indefeasibly paid in full in cash, to make application on unpatented but patentable inventions (whenever it is commercially reasonable in the reasonable judgment of such Pledgor to do so) and to preserve and maintain all rights in patent applications and patents of the Patents, including the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by the Pledgors. No Pledgor shall abandon any Patent, Trademark or Copyright without the consent of the Collateral Agent, which shall not be unreasonably withheld.

76. Each Pledgor shall have the right to bring suit, action or other proceeding in its own name and to join (i) until the Collateral Trust Agreement is terminated in accordance with its terms, the Collateral Agent or (ii) after such termination, with the consent of the Agent, which shall not be unreasonably withheld, the Agent; in any such case, if necessary, as a party to such suit so long as the Collateral Agent or the Agent, as the case may be, is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents, Trademarks and Copyrights and any licenses thereunder. Each Pledgor shall promptly, upon demand, reimburse and indemnify the Collateral Agent and the Agent for all damages, costs and expenses, including reasonable legal fees, incurred by the Collateral Agent and the Agent as a result of such suit or joinder by such Pledgor.

77. No course of dealing between any Pledgor and the Collateral Agent, nor any failure to exercise nor any delay in exercising, on the part of the Collateral Agent, any right, remedy, power or privilege of the Collateral Agent hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default.

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78. All of the Collateral Agent’s rights and remedies with respect to the Patents, Trademarks and Copyrights, whether established hereby or by any other Secured Party Document to which it is a party, or by any other agreements or by Law, shall be cumulative and not exclusive of any rights or remedies which it may otherwise have under any other Secured Party Documents to which it is a party, or by Law, and the Collateral Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

79. (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable Law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction without invalidating the remaining provisions hereof.

(b) Without limitation of the preceding Subsection (a), to the extent that applicable Law (including applicable Laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of any Pledgor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Pledgor’s aggregate liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of such liability shall, without any further action by the Collateral Agent or any of the Secured Parties or such Pledgor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

79.1.1 the fair consideration actually received by such Pledgor under the terms and as a result of the Secured Party Documents, and any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement and any Lender-Provided Credit Arrangement, and the value of the benefits described in Section 25 hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Pledgor with the proceeds of any credit extended under the Secured Party Documents or any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement, or

79.1.2 the excess of (1) the amount of the fair value of the assets of such Pledgor as of the date of this Agreement as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Pledgor as of the date of this Agreement, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

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(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation, the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Pledgor’s obligations hereunder as to each element of such assertion.

80. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to a grant of a security interest in the Patents, Trademarks and Copyrights by any Pledgor. This Agreement is subject to waiver, modification, supplement or amendment only by a writing signed by the parties, except as provided in Section 6 and Section 26 hereof with respect to additions and supplements to Schedule A hereto.

81. Each Pledgor hereby agrees to be bound by the provisions of Section 5.9 [Taxes] of the Credit Agreement and shall make all payments free and clear of Taxes as provided therein.

82. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, provided, however, that no Pledgor may assign or transfer any of its rights or obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void. Without limiting the generality of the foregoing, each of the Pledgors hereby acknowledges and agrees to any assignment by Wells Fargo Bank, National Association, in its capacity as Collateral Agent, of all its right, title and interest under, pursuant to, and in connection with this Agreement to PNC Bank, National Association, in its capacity as Collateral Agent for itself and the Lenders. The Collateral Agent may resign and a successor the Collateral Agent may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral agent by a successor collateral agent, that successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral agent, as secured party under this Agreement and the retiring collateral agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral agent’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

83. This Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Patents, Trademarks or Copyrights are governed by the law of a jurisdiction other than the State of New York.

84. Each Pledgor hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Agreement, and each Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Pledgor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Pledgor hereby appoints the process agent identified below (the “Process Agent”) as its agent to

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receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to any of the Pledgor in care of the Process Agent at the Process Agent’s address, and each Pledgor hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Pledgor further agrees that it shall, for so long as any Commitment under the Credit Agreement or any Secured Obligation of any Loan Party to any Secured Party remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 20. The Process Agent is the Borrower, with an office on the date hereof as set forth in the Schedules to the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Pledgors and agrees to act as Process Agent on behalf of the Pledgors.

85. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be deemed an original, and all such counterparts shall together constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or electronic transmission to the Collateral Agent or any Secured Party of the signature page hereof purporting to be signed on behalf of such Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

86. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER SECURED PARTY DOCUMENT OR THE PATENTS, TRADEMARKS AND COPYRIGHTS TO THE FULLEST EXTENT PERMITTED BY LAW.

87. All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 9 of the Collateral Trust Agreement in the case of the Collateral Agent, and in case of the Pledgors, as set forth in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement; provided that such notices to any Pledgor shall be given to the Borrower on behalf of such Pledgor at the address referred to in, and in the manner provided in, Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

88. Each Pledgor acknowledges and agrees that, in addition to the other rights of the Collateral Agent hereunder and under the other Secured Party Documents, because the Collateral Agent’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Collateral Agent’s rights (i) to inspect the books and records related to the Patents, Trademarks and Copyrights, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Patents, Trademarks and Copyrights, (iv) to enforce the provisions hereof pursuant to which such Pledgor has appointed the Collateral Agent its attorney-in-fact, and (v) to enforce the Collateral Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

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89. Each Pledgor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Borrower and/or the other Pledgors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Secured Party Documents and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Agreement.

90. At any time after the initial execution and delivery of this Agreement to the Collateral Agent, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being a Pledgor hereunder by executing and delivering to the Agent and the Collateral Agent a Guarantor Joinder pursuant to the Credit Agreement and, in addition, a new Schedule A hereto shall be provided to the Collateral Agent with respect to such new Pledgor. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor and each Pledgor hereby consents thereto.

91. The parties agree that in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control until the Collateral Trust Agreement is terminated in accordance with its terms. Until such termination of the Collateral Trust Agreement, notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Agent solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Agent, the Trustee and/or other Person specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Agent, and subject further to the rights of the Collateral Agent to require the Borrower and any Loan Party to provide (i) officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, (ii) advancement of expenses, and/or (iii) assurances of indemnity, all as reasonably satisfactory to the Collateral Agent. The Collateral Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any Patents, Trademarks and Copyrights, for the legality, effectiveness or sufficiency of any Collateral Document, or for the creation, perfection, priority, sufficiency or protection of any Liens hereunder. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Patents, Trademarks and Copyrights in its possession and the accounting for moneys actually received by it hereunder) and such responsibility shall be solely that of the Loan Parties. Until such termination of the Collateral Trust Agreement, for the avoidance of doubt, in addition to any protections, rights or immunities given to the Collateral Agent hereunder, the Collateral Agent shall be entitled to the rights, protections and immunities given to it in its capacity as the Collateral Trustee (as defined therein) under the Collateral Trust Agreement.

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[SIGNATURES ON FOLLOWING PAGES]

51

[SIGNATURE PAGE TO PATENT,

TRADEMARK AND COPYRIGHT SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written with the intent that it constitutes a sealed instrument.

PLEDGORS:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS HOLDINGS INC. KOPPERS DELAWARE, INC. KOPPERS ASIA LLC KOPPERS CONCRETE PRODUCTS, INC. CONCRETE PARTNERS, INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO PATENT,

TRADEMARK AND COPYRIGHT SECURITY AGREEMENT]

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

SCHEDULE A

TO

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

LIST OF REGISTERED PATENTS, TRADEMARKS,

TRADE NAMES AND COPYRIGHTS

1.	Registered Patents:

2.	Trademarks:

3.	Trade Names:

4,	Copyrights:

EXHIBIT 1.1(P)(2)

[FORM OF]

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of August 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Agreement”), is given, made and entered into by EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS WHICH BECOMES A PLEDGOR HEREUNDER FROM TIME TO TIME (each, a “Pledgor” and collectively, the “Pledgors”), a Pledgor of the corporations, limited liability companies, partnerships or other entities as set forth on Schedule A hereto (each, a “Company” and collectively the “Companies”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent (as defined below) for the benefit of the Secured Parties (as defined below).

WITNESSETH THAT:

WHEREAS, reference is made to that certain Credit Agreement, dated as of August 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors (as defined therein) from time to time party thereto (the “Guarantors”), the Lenders (as defined therein) from time to time party thereto (the “Lenders”), and PNC Bank, National Association, as Administrative Agent (as defined therein) and, following the 2009 Senior Note Redemption (as defined below), also in its capacity as the Collateral Agent; in each such capacity, for itself and the other Lenders (in such capacities, the “Agent”); and

WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make certain financial accommodations and loans to the Borrower; and

WHEREAS, pursuant to the Credit Agreement, the Collateral Agent, not in its individual capacity but solely as the collateral trustee for the benefit of the Secured Parties, has entered into that certain Collateral Trust Agreement, dated as of even date herewith (as amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”), with the Borrower, the Guarantors (as defined therein) from time to time party thereto, the Agent and the Trustee (as defined therein) by which they agreed to share in certain collateral (the “Shared Collateral”), on the basis set forth more fully therein, in order to secure the Secured Obligations (as defined below); and

WHEREAS, pursuant to and in consideration of the Credit Agreement and the Collateral Trust Agreement, certain of the issued and outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of each of the Companies is to be pledged to the Collateral Agent in accordance herewith; and

WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies as set forth on Schedule A hereto; and

WHEREAS, the Pledged Collateral (as defined below) secured by this Agreement is intended to and is to be part of the Shared Collateral; and

WHEREAS, this Agreement is intended to and is to be a Collateral Document (as defined in the Collateral Trust Agreement); and

WHEREAS, the obligation of the Agent and the Lenders to make loans under the Credit Agreement is subject to the conditions, among others, that the Pledgors secure the Credit Agreement Obligations (as defined below) to the Agent and the Lenders under the Credit Agreement, the other Loan Documents (as defined therein) and otherwise by pledging to the Collateral Agent, in accordance herewith, the issued and outstanding capital stock, member interests, partnership interest, and other ownership interests of each of the Companies as more fully described herein in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

92. Defined Terms.

92.1 Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”).

92.2 “Pledged Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: (i) all investment property, capital stock, shares, securities, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests in any entity or business or in the revenue, income, or profits thereof, (ii) all property of each Pledgor in the Collateral Agent’s possession or in transit to or from, under the custody or control of, or on deposit with, the Collateral Agent or any Affiliate thereof, including deposit and other accounts, (iii) cash and cash equivalents (collectively referred to herein as “Investments”, including all Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future Investments receivable in respect of or in exchange for any Investments, and all rights under shareholder, member, partnership agreements and other similar agreements relating to any Investments, all rights to subscribe for Investments, whether or not incidental to or arising from ownership of any Investments, (iv) all Investments hereafter pledged by any Pledgor to the Collateral Agent to secure the Secured Obligations, (v) together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor,

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and (vi) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof.

92.3 “Company” and “Companies” shall mean one or more of the entities issuing any of the Collateral which is or should be (in accordance with Section 5(k) hereto) described on Schedule A hereto.

92.4 “Collateral Agent” shall mean (i) prior to the 2009 Senior Note Redemption, Wells Fargo Bank, National Association, not in its individual capacity but solely as the collateral agent for the benefit of the Secured Parties pursuant to the Collateral Trust Agreement and (ii) after the 2009 Senior Note Redemption, PNC Bank, National Association, not in its individual capacity but solely as the Administrative Agent for the benefit of itself and the Lenders.

92.5 “Credit Agreement Obligations” shall mean and include the following: (i) any and all obligations, liabilities, and indebtedness from time to time of the Borrower, any Guarantor or any other Subsidiary of the Borrower to the Agent, any of the Lenders or any Affiliate of the Agent or any Lender under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower, any Guarantor or any other Subsidiary of the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to an extension of credit is not satisfied); (ii) all Reimbursement Obligations of each Loan Party and any other Subsidiary of the Borrower with respect to any one or more Letters of Credit issued by any Issuing Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each Loan Party, any Excluded Subsidiary or any other Subsidiary of the Borrower to the Agent or any of the Lenders, or any of their respective Affiliates, arising out of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement provided by the Agent, any of the Lenders or such Affiliates pursuant to the Credit Agreement; (iv) any sums advanced by or owing to the Agent or any of the Lenders for any reason relating to the Credit Agreement, any other Loan Document, or any collateral relating thereto, including for indemnification, for maintenance, preservation, protection or enforcement of, or realization upon, the Collateral or other collateral security or any one or more guaranties, and for enforcement, collection, or preservation of the rights of the Agent and the Lenders, and regardless whether before or after default or the entry of any judgment; (v) any obligation or liability of any Loan Party or any other Subsidiary of the Borrower arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Agent or any Lender to receive final payment

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for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (vi) any amendments, extensions, renewals and increases of or to any of the foregoing; notwithstanding the foregoing provisions in this definition, “Credit Agreement Obligations” shall not include Excluded Swap Obligations

92.6 “Event of Default” shall mean (i) prior to the 2009 Senior Note Redemption, a Triggering Event (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, an Event of Default (as defined in the Credit Agreement).

92.7 “Indenture Secured Obligations” shall mean the Indenture Secured Obligations as such term is defined in the Collateral Trust Agreement.

92.8 “Secured Obligations” shall mean (i) prior to the 2009 Senior Note Redemption, the Indenture Secured Obligations and the Credit Agreement Obligations, and (ii) after the 2009 Senior Note Redemption, the Credit Agreement Obligations.

92.9 “Secured Parties” shall mean (i) prior to the 2009 Senior Note Redemption, the Collateral Agent, the Agent, the Trustee and the Creditors (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, the Agent, the Lenders and any provider of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement.

92.10 “Secured Party Document” and “Secured Party Documents” shall mean (i) prior to the 2009 Senior Note Redemption, one or more of the Credit Agreement, the Collateral Trust Agreement, the other Loan Documents, the Indenture (as defined in the Collateral Trust Agreement) and the Notes (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, one or more of the Credit Agreement and the other Loan Documents.

92.11 “2009 Senior Note Redemption” shall mean the 2009 Senior Note Redemption as such term is defined in the Collateral Trust Agreement.

93. Grant of Security Interests.

93.1 To secure on a first priority perfected basis the Payment In Full of all of the Credit Agreement Obligations and the indefeasible payment in full in cash of the other Secured Obligations, each Pledgor hereby grants to the Collateral Agent a continuing first priority security interest under the Code in and hereby pledges to Collateral Agent, in each case for the benefit of each of the Secured Parties, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral whether now or hereafter existing and wherever located.

93.2 Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Collateral Agent (or with a Person designated by the Collateral Agent to hold the Pledged Collateral on behalf of the Collateral Agent) in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers, instruments or other documents signed in blank by such

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Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to and deposit with the Collateral Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.

93.3 Notwithstanding anything to the contrary contained in this Agreement, the Pledged Collateral with respect to any Company organized under the laws of a country or state other than the United States (or any state thereof) or such other country designated by the Borrower and consented to in writing by the Collateral Agent (each, a “Partial Pledge Company”) shall not exceed sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of such Partial Pledge Company and this Agreement shall not apply to any such stock, shares, securities, member interests, partnership interests or ownership interests which are in excess of such sixty-five percent (65%) limitation. To the extent the Collateral Agent receives more than sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of any Partial Pledge Company, Collateral Agent shall return such excess stock, shares, securities, member interests, partnership interests and other ownership interests upon the request of the applicable Pledgor.

94. Additional Actions and Further Assurances.

94.1 Prior to or concurrently with the execution of this Agreement, and thereafter from time to time without any request or notice by the Collateral Agent, Pledgor, at its sole cost and expense, shall execute and deliver to the Collateral Agent all filings, notices, registrations for the corporate records, and all such other documents, and shall take such other action, as may be necessary or advisable to obtain, preserve, protect, and maintain the Collateral Agent’s continuing first priority perfected security interest in the portion of the Pledged Collateral that relates to capital stock (or other equity interests) in any Partial Pledged Subsidiary.

94.2 Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Agent, each Pledgor shall execute and deliver to the Collateral Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, transfer powers, powers of attorney and all other documents (collectively, the “Security Documents”) which the Agent may reasonably request, in form reasonably satisfactory to the Agent, and take such other action which the Agent may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Collateral Agent’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor agrees that the Agent may record any one or more financing statements under the applicable Uniform Commercial Code with respect to the pledge and security interest herein granted. Each Pledgor hereby irrevocably makes, constitutes and appoints each of the Collateral Agent and the Agent (and any of the Collateral Agent’s and the Agent’s respective officers or employees or agents designated by the Collateral Agent or the Agent, as applicable) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Collateral Agent or the Agent determines must be executed, filed, recorded or sent in order to

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perfect or continue perfected the Collateral Agent’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Credit Agreement Obligations have been Paid In Full and the other Secured Obligations have been indefeasibly paid in full in cash.

94.3 The Collateral Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any Pledged Collateral, for the legality, effectiveness or sufficiency of any Security Document, or for the creation, perfection, priority, sufficiency or protection of any Liens hereunder. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder) and such responsibility shall be solely that of the Loan Parties.

95. Representations and Warranties.

Each Pledgor hereby jointly and severally represents and warrants to the Collateral Agent as follows:

95.1 The Pledged Collateral does not include Margin Stock and no Loan under the Credit Agreement shall be used for the purpose of purchasing or carrying Margin Stock. “Margin Stock” as used in this clause (a) shall have the meaning ascribed to such term by Regulation U of the Board of Governors of the Federal Reserve System of the United States;

95.2 Such Pledgor, has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than those in favor of the Collateral Agent for the Secured Parties, and Liens of a governmental authority for taxes not yet due and payable to the extent any applicable statute provides for a Lien on the Pledged Collateral;

95.3 The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following: (i) one hundred percent (100%) of the issued and outstanding capital stock, member interests, partnership interests of each of the Companies which are not Partial Pledged Companies, and (ii) sixty-five percent (65%) of the issued and outstanding capital stock, shares, securities, member interests and partnership interests of each of the Partial Pledged Companies;

95.4 The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority, subject to the Lien of no other Person, other than Liens of a governmental authority for taxes not yet due and payable to the extent any applicable statute provides for a Lien on the Pledged Collateral;

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95.5 There are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and right to transfer the Pledged Collateral owned by such Pledgor free of any encumbrances and without obtaining the consent of any other Person;

95.6 Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

95.7 There are no actions, suits, or proceedings pending or, to such Pledgor’s best knowledge after due inquiry, threatened against or affecting such Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any Official Body, and such Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect such Pledgor’s performance of the terms of this Agreement;

95.8 This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of such Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;

95.9 Neither the execution or delivery by such Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which such Pledgor or any of its property is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which such Pledgor or any of its property is bound;

95.10 Such Pledgor’s exact legal name is as set forth on the signature page hereto;

95.11 The jurisdiction of incorporation, formation or organization as applicable, of such Pledgor is as set forth on Schedule A hereto; and

95.12 All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents evidencing ownership and organizational documents of each of the Companies and no shareholder, voting or other similar agreements are applicable to any of the Pledged Collateral or any of any Pledgor’s rights with respect thereto, and no such certificate, instrument or other document provides that any member interest, or partnership interest or other intangible ownership interest, constituting Pledged Collateral, is a “security” within the meaning of and subject to Article 8 of the Code; and, the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.

96. General Covenants.

Each Pledgor hereby covenants and agrees as follows:

96.1 Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Collateral Agent;

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96.2 The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following: (i) the percentage listed on Schedule A of the issued and outstanding capital stock, member interests and partnership interests of each of the Companies which are not Partial Pledged Companies, and (ii) the lesser of (x) sixty five percent (65%) of the issued and outstanding capital stock, shares, securities, member interests and partnership interests of each of the Partial Pledged Companies or (y) all of the issued and outstanding capital stock, member interests and partnership interests owned by Borrower or any of its Subsidiaries of each Partial Pledged Company;

96.3 The security interests under the Code in the Pledged Collateral granted hereunder are valid, perfected and of first priority subject to the Lien of no other Person, other than Liens of a governmental authority for taxes not yet due and payable to the extent any applicable statute provides for a Lien on the Pledged Collateral. Upon the consummation of those actions described in Section 3 hereof, the security interests in the Pledged Collateral granted hereunder shall be valid, perfected and of first priority subject to the Lien of no other Person under all applicable Law, other than Liens of a governmental authority for taxes not yet due and payable to the extent any applicable statute provides for a Lien on the Pledged Collateral;

96.4 Such Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect such Pledgor’s title to, or the Collateral Agent’s interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the prior written consent of the Collateral Agent such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral, which consent shall not be unreasonably withheld or delayed;

96.5 Such Pledgor shall, and shall cause each of the Companies to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Collateral Agent’s security interest hereunder;

96.6 Such Pledgor shall comply with all Laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Collateral Agent’s rights hereunder;

96.7 There are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral owned by such Pledgor free of any encumbrances and without the necessity of obtaining the consent of any other Person, other than such consents as have been or will be obtained as of the date hereof or in connection with Pledged Collateral subsequently acquired by Pledgor and other than as provided in the Credit Agreement;

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96.8 Such Pledgor has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken;

96.9 Such Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any Official Body on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings;

96.10 Such Pledgor shall permit the Collateral Agent, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral;

96.11 Subject to Section 2(c) hereof, to the extent, following the date hereof, such Pledgor acquires capital stock, shares, securities, member interests, partnership interests and other ownership interests of any of the Companies or any of the rights, property or securities, shares, capital stock, member interests, partnership interests or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies, such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Collateral Agent; and, such Pledgor thereupon shall deliver all such securities, shares, capital stock, member interests, partnership interests and other ownership interests together with an updated Schedule A hereto, to the Collateral Agent together with all such transfer powers, control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Collateral Agent may request;

96.12 Except as permitted by the Credit Agreement, during the term of this Agreement, such Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral;

96.13 Such Pledgor will not change its state of incorporation, formation or organization, as applicable without providing at least ten (10) calendar days prior written notice to the Collateral Agent;

96.14 Such Pledgor will not change its name without providing at least ten (10) calendar days prior written notice to the Collateral Agent;

96.15 Such Pledgor shall preserve its existence as a corporation, limited liability company or partnership, as applicable, and except as permitted by the Credit Agreement, shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (ii) sell all or substantially all of its assets; and

96.16 During the term of this Agreement, such Pledgor shall not and shall not permit any Company (i) to issue any certificates evidencing the ownership interests of such Company unless such securities are immediately delivered to the Secured Party upon issuance, together with all evidence of such election and issuance and all Security Documents as set forth in Section 3 hereof or (ii) to elect to treat any ownership interests as securities that are subject to Article 8 of the Code; except that, it is acknowledged and agreed with respect to the equity of the first tier Foreign Subsidiaries of any of the Osmose Entities or Osmose Guarantors which is required to be pledged hereunder and which is evidenced by stock certificates or similar certificates, the

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Pledgors shall have one hundred eighty (180) days from the date hereof to provide to the Collateral Agent certificates evidencing such equity required to be pledged hereunder, however PNC Bank, as Administrative Agent under the Credit Agreement, may in its sole discretion waive the requirement for delivery of certificates with respect to one or more first tier Foreign Subsidiaries of any of the Osmose Entities or Osmose Guarantors.

97. Other Rights With Respect to Pledged Collateral.

In addition to the other rights with respect to the Pledged Collateral granted to the Collateral Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Collateral Agent, at its option and at the expense of the Pledgors, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Collateral Agent, any Secured Party, or any Affiliate of the Collateral Agent or any Secured Party, on deposit or otherwise, belonging to any Pledgor, as the Collateral Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required to do but fails to do hereunder.

98. Additional Remedies Upon Event of Default.

Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Collateral Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Secured Party Documents to which it is a party, the following rights and remedies:

98.1 The Collateral Agent may, after ten (10) days’ advance notice to the applicable Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Collateral Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests or ownership interests for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable

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manner. The Collateral Agent shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor (or issuer) to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable securities laws, even if any Pledgor (or issuer) would agree to do so.

98.2 The Pledgors and each of the Companies hereby agree that, at the joint and several expense of the Pledgors and the Companies, the Collateral Agent may have this Agreement translated into the official language of the Collateral Agent or any Company at any time in the Collateral Agent’s discretion. In the event of any disagreement between the Collateral Agent and any Pledgor or any of the Companies regarding the translation of this Agreement, the Collateral Agent may submit this Agreement to an internationally recognized translator for translation, at the joint and several expense of the Pledgors and each Company, and each of the Pledgors and each of the Companies is hereby irrevocably deemed to accept as accurate and agree to the translation rendered thereby.

98.3 The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Collateral Agent has made all deductions of expenses, including but not limited to attorneys’ fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Collateral Agent’s rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

98.3.1 first, in accordance with the Collateral Trust Agreement, and, following the 2009 Senior Note Redemption, in such order as set forth in Section 9.2.4 [Application of Proceeds] of the Credit Agreement; and

98.3.2 the balance, if any, as required by Law.

99. Collateral Agent’s Duties.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

100. Additional Pledgors.

It is anticipated that additional persons will from time to time become Subsidiaries of the Borrower or a Guarantor, each of whom will be required to join this Agreement. It is acknowledged and agreed that new Subsidiaries of the Borrower or of a Guarantor will become Pledgors hereunder and will be bound hereby simply by executing and delivering to the Agent and the Collateral Agent a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, a new Schedule A hereto and corresponding Security Documents shall be provided to Collateral Agent showing the pledge of the ownership interest in such new Subsidiary and any ownership interests that such new Subsidiary owns in any other Person.

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101. No Waiver; Cumulative Remedies.

No failure to exercise, and no delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Secured Party Documents or by Law and the Collateral Agent may enforce any one or more remedies hereunder successively or concurrently at its option. Each Pledgor waives any right to require the Collateral Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Collateral Agent’s power.

102. No Discharge Until Indefeasible Payment of the Secured Obligations.

The pledge, security interests, and other Liens and the obligations of each Pledgor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by the Collateral Agent, any other Person, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Pledgor or which would otherwise operate as a discharge of such Pledgor as a matter of law or equity. Without limiting the generality of the foregoing, each Pledgor hereby consents to, and the pledge, security interests, and other Liens given by such Pledgor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

102.1 Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Secured Party Document or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Secured Party Documents, or any rights of the Collateral Agent or any other Person with respect thereto;

102.2 Any increase, decrease, or change in the amount, nature, type or purpose of any of or any release, surrender, exchange, compromise or settlement of any of the Secured Obligations (whether or not contemplated by the Secured Party Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Secured Party Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Secured Party Document or any of the Secured Obligations;

102.3 Any failure to assert any breach of or default under any Secured Party Document or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by any of the Secured Party Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any

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exercise or non-exercise, of any right or remedy against such Pledgor or any other Person under or in connection with any Secured Party Document; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Pledgor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

102.4 Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Collateral Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by the Collateral Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Pledged Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

102.5 Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Pledgor or the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or the Borrower or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by the Collateral Agent or any Pledgor or the Borrower or by any other Person in connection with any such proceeding;

102.6 Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Pledgor or the Borrower or any other Person with respect to any Secured Party Document or any of the Secured Obligations; or any discharge by operation of law or release of any Pledgor or the Borrower or any other Person from the performance or observance of any Secured Party Document or any of the Secured Obligations; or

102.7 Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Pledgor, excepting only Payment In Full of the Credit Agreement Obligations and the indefeasible payment in full in cash of the other Secured Obligations.

103. Taxes.

All payments and collections made by or from the Pledgors under this Agreement shall be deemed to be payments pursuant to, and each Pledgor hereby agrees to be bound by, the provisions of Section 5.9 [Taxes] of the Credit Agreement and each Pledgor shall make all payments free and clear of Taxes as provided therein.

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104. Waivers.

Each Pledgor hereby waives any and all defenses that any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

104.1 All notices, disclosures and demands of any nature that otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Secured Party Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Secured Party Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

104.2 Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Secured Party Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Collateral Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Secured Party Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Secured Party Document, and any requirement that any Pledgor receive notice of any such acceptance; and

104.3 Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Collateral Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Collateral Agent or any Secured Party to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

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105. Setoff.

Each Pledgor hereby waives and releases, and shall not assert, any and all rights of setoff and any similar claims or actions whatsoever now and hereafter it may have at any time against the Collateral Agent or any Secured Party, any of the Collateral Agent’s or any Secured Party’s Affiliates, and any of the respective successors, assigns, and participants of the Collateral Agent or any Secured Party or any Affiliate of the Collateral Agent or any Secured Party.

106. Assignment.

106.1.1 This Agreement shall inure to the benefit of the Collateral Agent, the Secured Parties and their respective successors and assigns. Without limiting the generality of the foregoing, each of the Pledgors hereby acknowledges and agrees to any assignment by Wells Fargo Bank, National Association, in its capacity as Collateral Agent, of all its right, title and interest under, pursuant to, and in connection with this Agreement to PNC Bank, National Association, in its capacity as Collateral Agent for itself and the Lenders. All obligations of each Pledgor shall bind its successors and assigns; provided, however, no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

106.1.2 The Collateral Agent may resign and a successor the Collateral Agent may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral agent by a successor collateral agent, that successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral agent, as secured party under this Agreement and the retiring collateral agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral agent’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

107. Severability.

Any provision of this Agreement (or portion thereof) which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof (or portions thereof).

108. Governing Law.

This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

109. Notices.

All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 9 of the Collateral Trust Agreement in the case of the Collateral Agent,

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and in case of the Pledgors, as set forth in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement; provided that such notices to any Pledgor shall be given to the Borrower on behalf of such Pledgor at the address referred to in, and in the manner provided in, Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

110. Specific Performance.

Each Pledgor acknowledges and agrees that, in addition to the other rights of the Collateral Agent hereunder and under the other Secured Party Documents to which it is a party, because the Collateral Agent’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Collateral Agent’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Collateral Agent its attorney-in-fact, and (v) to enforce the Collateral Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

111. Voting Rights in Respect of the Pledged Collateral.

So long as no Event of Default shall occur and be continuing, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Secured Party Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. Without limiting the generality of the foregoing and in addition thereto, without the written consent of the Collateral Agent, the Pledgors shall not vote to enable, or take any other action to permit, any of the Companies to issue any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature or to issue any other securities, shares, capital stock, member interests, partnership interests or other ownership interests convertible into or granting the right to purchase or exchange for any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature of any such Company, and all such additional stock, member interests, partnership interests, or other equity securities consented to by the Collateral Agent shall be Pledged Collateral subject to the terms of this Agreement. The Pledgors shall not enter into any agreement or undertaking restricting the right or ability of any Pledgor or the Collateral Agent to sell, assign or transfer any of the Pledged Collateral.

112. Consent to Jurisdiction.

Each Pledgor and each of the Companies hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Agreement, and each Pledgor and each of the

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Companies hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Pledgor and each of the Companies hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Pledgor and each of the Companies hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to any of the Pledgors or the Companies in care of the Process Agent at the Process Agent’s address, and each Pledgor and each Company hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Pledgor and each of the Companies agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Pledgor further agrees that it shall, for so long as any Commitment under the Credit Agreement or any Secured Obligation of any Loan Party to any Secured Party remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 21. The Process Agent is the Borrower, with an office on the date hereof as set forth in the schedules to the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Pledgors and the Companies and agrees to act as Process Agent on behalf of the Pledgors and the Companies.

113. Waiver of Jury Trial.

EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

114. Entire Agreement; Amendments.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Collateral Agent and the Pledgors.

115. Counterparts; Telecopy Signatures.

This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy transmission to the Collateral Agent or any Secured Party of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

116. Construction.

The rules of construction contained in Section 1.2 [Construction] of the Credit Agreement apply to this Agreement.

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117. Collateral Trust Agreement.

The parties agree that in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control until the Collateral Trust Agreement is terminated in accordance with its terms. Until such termination of the Collateral Trust Agreement, notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Agent solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Agent, the Trustee and/or other Person specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Agent, and subject further to the rights of the Collateral Agent to require the Borrower and any Loan Party to provide (i) officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, (ii) advancement of expenses, and/or (iii) assurances of indemnity, all as reasonably satisfactory to the Collateral Agent. Until such termination of the Collateral Trust Agreement, for the avoidance of doubt, in addition to any protections, rights or immunities given to the Collateral Agent hereunder, the Collateral Agent shall be entitled to the rights, protections and immunities given to it in its capacity as the Collateral Trustee (as defined therein) under the Collateral Trust Agreement.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO PLEDGE AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PLEDGORS:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS HOLDINGS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of August 15, 2014, made by each of the Pledgors (as defined therein) from time to time party thereto for the benefit of Wells Fargo Bank, National Association, as Collateral Agent (the “Pledge Agreement”). Capitalized terms used herein shall have the meanings set forth in the Pledge Agreement. Each of the undersigned, intending to be legally bound hereby, agrees for the benefit of the Secured Parties, as follows:

1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned, including without limiting the generality of the foregoing, those terms in Sections 20 and 21 of the Pledge Agreement.

2. Each of the undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5(k) of the Pledge Agreement.

3. The terms of Section 3 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may facilitate, in the reasonable judgment of the Collateral Agent, the carrying out of Section 3 of the Pledge Agreement.

4. To the extent that any of undersigned has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to itself or its property, each of undersigned hereby irrevocably waives such immunity in respect of its obligations under the Pledge Agreement and any other document or agreement executed in connection therewith, and each of undersigned agrees that it will not raise or claim any such immunity at or in respect of any such action or proceeding.

5. Each of the undersigned acknowledges and agrees that any notices sent to the Pledgor regarding any of the Pledged Collateral shall also be sent to the Collateral Agent in the manner and at the address of Collateral Agent as indicated in Section 18 of the Pledge Agreement.

6. During the term of this Agreement, each of the undersigned shall not treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO

ACKNOWLEDGEMENT AND CONSENT TO PLEDGE AGREEMENT]

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS DELAWARE, INC.
KOPPERS ASIA LLC
KOPPERS CONCRETE PRODUCTS, INC.
CONCRETE PARTNERS, INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS VENTURES LLC

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

Address for Notices for each of the foregoing entities:

436 Seventh Avenue
Pittsburgh, Pennsylvania 15219

[SIGNATURE PAGE TO

ACKNOWLEDGEMENT AND CONSENT TO PLEDGE AGREEMENT]

SIGNED for and on behalf of KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD by its duly appointed attorney(s):

Steven R. Lacy
who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Name of Witness

Address for Notices:

436 Seventh Avenue
Pittsburgh, Pennsylvania 15219

[SIGNATURE PAGE TO

ACKNOWLEDGEMENT AND CONSENT TO PLEDGE AGREEMENT]

KOPPERS WORLD-WIDE HOLDINGS C.V.

By:	Koppers Ventures LLC, as General Partner

By:
	Name:	Louann E. Tronsberg-Deihle
	Title:	Treasurer

Address for Notices:

436 Seventh Avenue
Pittsburgh, Pennsylvania 15219

SCHEDULE A

TO

PLEDGE AGREEMENT

DESCRIPTION OF PLEDGED COLLATERAL

A.	Corporations

Pledgor and Pledgor’s jurisdiction of formation	Pledged Shares	Type and Amount of Ownership

B.	Limited Liability Companies

Pledgor and Pledgor’s jurisdiction of formation	Pledged limited liability company interests	Type and Amount of Ownership

C.	Partnerships

Pledgor and Pledgor’s jurisdiction of formation	Pledged Partnership Interests	Type and Amount of Ownership

EXHIBIT 1.1(S)

[FORM OF]

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of August 15, 2014, is entered into by and among EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS A DEBTOR AND EACH OF THE OTHER PERSONS WHICH BECOMES A DEBTOR HEREUNDER FROM TIME TO TIME (each, a “Debtor” and collectively, the “Debtors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent (as defined below) for the benefit of the Secured Parties (as defined below);

WITNESSETH THAT:

WHEREAS, reference is made to that certain Credit Agreement, dated as of August 15, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors (as defined therein) from time to time party thereto (the “Guarantors”), the Lenders (as defined therein) from time to time party thereto (the “Lenders”), and PNC Bank, National Association, as Administrative Agent (as defined therein) and, following the 2009 Senior Note Redemption (as defined below), also in its capacity as the Collateral Agent; in each such capacity, for itself and the other Lenders (in such capacities, the “Agent”); and

WHEREAS, the Debtors are (or will be with respect to after-acquired property) the legal and beneficial owners and the holders of the Collateral (as defined in Section 1 hereof); and

WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make certain financial accommodations and loans to the Borrower; and

WHEREAS, pursuant to the Credit Agreement, the Collateral Agent, not in its individual capacity but solely as the collateral trustee for the benefit of the Secured Parties, has entered into that certain Collateral Trust Agreement, dated as of even date herewith (as amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”), with the Borrower, the Guarantors (as defined therein) from time to time party thereto, the Agent and the Trustee (as defined therein) by which they agreed to share in certain collateral (the “Shared Collateral”), on the basis set forth more fully therein, in order to secure the Secured Obligations (as defined below); and

WHEREAS, the Collateral (as defined below) secured by this Agreement is intended to and is to be part of the Shared Collateral; and

WHEREAS, this Agreement is intended to and is to be a Collateral Document (as defined in the Collateral Trust Agreement); and

WHEREAS, the obligation of the Agent and the Lenders to make loans and other financial accommodations under the Credit Agreement is subject to the condition, among others, that the Debtors secure the Credit Agreement Obligations (as defined below) to the Agent and the Lenders under the Credit Agreement, the other Loan Documents (as defined therein) and otherwise as more fully described herein in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

118. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement. The following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

118.1 “Code” means the Uniform Commercial Code as in effect in the State of New York on the date hereof and as amended from time to time except to the extent that the conflict of law rules of such Uniform Commercial Code shall apply the Uniform Commercial Code as in effect from time to time in any other state to specific property or other matters.

118.2 “Collateral” means all of each Debtor’s right, title and interest in, to and under the following described property of such Debtor (each capitalized term used in this Section 1(b) shall have in this Agreement the meaning given to it by the Code):

118.2.1 all now existing and hereafter acquired or arising Accounts, Goods, Health Care Insurance Receivables, General Intangibles, Payment Intangibles, Deposit Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Software, Investment Property, Letters of Credit, Letter of Credit Rights, advices of credit, money, Commercial Tort Claims as listed on Schedule B hereto (as such Schedule is amended or supplemented from time to time), Equipment, As-Extracted Collateral, Inventory, Fixtures, and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including, without limitation, all insurance policies and proceeds thereof);

118.2.2 to the extent, if any, not included in clause (i) above, each and every other item of personal property and fixtures, whether now existing or hereafter arising or acquired, including, without limitation, all licenses, contracts and agreements, and all collateral for the payment or performance of any contract or agreement, together with all products and Proceeds (including all insurance policies and proceeds) of any Accessions to any of the foregoing; and

118.2.3 all present and future business records and information, including computer tapes and other storage media containing the same and computer programs and software (including, without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

118.3 “Collateral Agent” shall mean (i) prior to the 2009 Senior Note Redemption, Wells Fargo Bank, National Association, not in its individual capacity but solely as the collateral agent for the benefit of the Secured Parties pursuant to the Collateral Trust Agreement and (ii) after the 2009 Senior Note Redemption, PNC Bank, National Association, not in its individual capacity but solely as the Collateral Agent for the benefit of itself and the Lenders.

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118.4 “Credit Agreement Obligations” shall mean and include the following: (i) any and all obligations, liabilities, and indebtedness from time to time of the Borrower, any Guarantor or any other Subsidiary of the Borrower to the Agent, any of the Lenders or any Affiliate of the Agent or any Lender under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower, any Guarantor or any other Subsidiary of the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to an extension of credit is not satisfied); (ii) all Reimbursement Obligations of each Loan Party and any other Subsidiary of the Borrower with respect to any one or more Letters of Credit issued by any Issuing Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each Loan Party, any Excluded Subsidiary or any other Subsidiary of the Borrower to the Agent or any of the Lenders, or any of their respective Affiliates, arising out of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement provided by the Agent, any of the Lenders or such Affiliates pursuant to the Credit Agreement; (iv) any sums advanced by or owing to the Agent or any of the Lenders for any reason relating to the Credit Agreement, any other Loan Document, or any collateral relating thereto, including for indemnification, for maintenance, preservation, protection or enforcement of, or realization upon, the Collateral or other collateral security or any one or more guaranties, and for enforcement, collection, or preservation of the rights of the Agent and the Lenders, and regardless whether before or after default or the entry of any judgment; (v) any obligation or liability of any Loan Party or any other Subsidiary of the Borrower arising out of overdrafts on deposits or other accounts or out of electronic funds (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Agent or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, and (vi) any amendments, extensions, renewals and increases of or to any of the foregoing; notwithstanding the foregoing provisions in this definition, “Credit Agreement Obligations” shall not include Excluded Swap Obligations

118.5 “Event of Default” shall mean (i) prior to the 2009 Senior Note Redemption, a Triggering Event (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, an Event of Default (as defined in the Credit Agreement).

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118.6 “Indenture Secured Obligations” shall mean the Indenture Secured Obligations as such term is defined in the Collateral Trust Agreement.

118.7 “Receivables” means all of the Accounts, Health Care Insurance Receivables, Payment Intangibles, Chattel Paper (including, without limitation, Electronic Chattel Paper), all Proceeds of the foregoing and other Collateral arising from the foregoing.

118.8 “Secured Obligations” shall mean (i) prior to the 2009 Senior Note Redemption, the Indenture Secured Obligations and the Credit Agreement Obligations, and (ii) after the 2009 Senior Note Redemption, the Credit Agreement Obligations.

118.9 “Secured Parties” shall mean (i) prior to the 2009 Senior Note Redemption, the Collateral Agent, the Agent, the Trustee and the Creditors (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, the Agent, the Lenders and any provider of any Lender-Provided Hedge, any Lender-Provided Treasury Arrangement or any Lender-Provided Credit Arrangement.

118.10 “Secured Party Document” and “Secured Party Documents” shall mean (i) prior to the 2009 Senior Note Redemption, one or more of the Credit Agreement, the Collateral Trust Agreement, the other Loan Documents, the Indenture (as defined in the Collateral Trust Agreement) and the Notes (as defined in the Collateral Trust Agreement), and (ii) after the 2009 Senior Note Redemption, one or more of the Credit Agreement and the other Loan Documents.

118.11 “2009 Senior Note Redemption” shall mean the 2009 Senior Note Redemption as such term is defined in the Collateral Trust Agreement.

119. As security for the Payment In Full of the Credit Agreement Obligations and the indefeasible payment in full in cash of the other Secured Obligations, each Debtor hereby agrees that the Collateral Agent and the Secured Parties shall have, and each Debtor hereby grants to and creates in favor of the Collateral Agent for the benefit of the Secured Parties, a continuing first priority lien on and security interest under the Code in and to the Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, each Debtor further agrees that with respect to each item of the Collateral as to which (a) the creation of a valid and enforceable security interest is not governed exclusively by the Code, or (b) the perfection of a valid and enforceable first priority security interest therein under the Code cannot be accomplished either by the Collateral Agent taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by such Debtor, such Debtor will at its expense execute and deliver to the Collateral Agent and hereby does authorize the Collateral Agent to execute and file such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Collateral Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against such Debtor and all third parties to secure the Secured Obligations. Notwithstanding the foregoing and only with respect to contracts and licenses which exist on the Closing Date, if the foregoing grant of a security interest in favor of the Collateral Agent would cause such contracts and licenses to be void pursuant to the terms of such contracts and licenses (subject to any limitations in Article 9 of the Code with respect to the effect of such restrictions on the collateral assignment of such contracts and licenses), then the

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grant of a security interest in such contracts and licenses shall be postponed to the extent of such restrictions on collateral assignment until such time as the grant of the security interest would not cause such contracts and licenses to be void).

120. Each Debtor represents and warrants to the Collateral Agent and the Secured Parties that (a) the Debtors have good and marketable title to the Collateral, (b) except for the security interest granted to and created in favor of the Collateral Agent for the benefit of the Secured Parties and Permitted Liens, all the Collateral is free and clear of any Lien, (c) the Debtors will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, (d) each Account is genuine and enforceable in accordance with its terms and the Debtors will defend the same against all claims, demands, recoupment, setoffs, and counterclaims at any time asserted, (e) at the time any Account becomes subject to this Agreement, each such Account will be a good and valid Account representing a bona fide sale of goods or services by the Debtors and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors (or for those on behalf of whom the account debtors are obligated on the Accounts), and no such Account will at such time be subject to any claim for credit, allowance, setoff, recoupment, defense, counterclaim or adjustment by any account debtor or otherwise, (f) the exact legal name of each Debtor is as set forth on the signature page hereto, and (g) the state of incorporation, formation or organization as applicable, of each Debtor is as set forth on Schedule A hereto.

121. Each Debtor will faithfully preserve and protect the Collateral Agent’s security interest in the Collateral as a prior perfected security interest under the Code, superior and prior to the rights of all third Persons, except for holders of Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Agent, execute, deliver, file and record, and each Debtor hereby authorizes the Agent to so file, all such other documents and instruments, including, without limitation, financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto, as the Agent in its reasonable discretion may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect, and protect said security interest (including the filing at any time or times after the date hereof of financing statements under, and in the locations advisable pursuant to, the Code); and, each Debtor hereby irrevocably appoints each of the Collateral Agent and the Agent, its respective officers, employees and agents, or any of them, as attorneys-in-fact for each Debtor to execute, deliver, file and record such items for such Debtor and in the Debtor’s name, place and stead to preserve, continue, perfect and protect said security interest. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

122. Each Debtor covenants and agrees that:

122.1 it will defend the Collateral Agent’s and the Secured Parties’ right, title and lien on and security interest in and to the Collateral and the Proceeds thereof against the claims and demands of all Persons whomsoever, other than any Person claiming a right in the Collateral pursuant to an agreement between such Person and the Collateral Agent;

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122.2 it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

122.3 it will not take or omit to take any action, the taking or the omission of which would result in a material alteration (except as permitted by the Credit Agreement) or impairment of the Collateral or of the Collateral Agent’s rights under this Agreement;

122.4 it will not sell, assign or otherwise dispose of any portion of the Collateral except as permitted in Section 8.2.7 [Disposition of Assets or Subsidiaries] of the Credit Agreement;

122.5 it will (i) except for such Collateral delivered to the Collateral Agent pursuant to this Section or otherwise now or hereafter under the control of the Collateral Agent, obtain and maintain sole and exclusive possession of all Chattel Paper, Documents, Instruments, Investment Property and Letters of Credit, (ii) maintain its chief executive office and keep the Collateral and all records pertaining thereto at the locations specified on the Security Interest Data Summary attached as Schedule A hereto, unless it shall have given the Collateral Agent prior notice and taken any action reasonably requested by the Collateral Agent to maintain its security interest therein, (iii) notify the Collateral Agent if an Account becomes evidenced or secured by an Instrument or Chattel Paper and deliver to the Collateral Agent upon the Collateral Agent’s request therefor all Collateral consisting of Instruments and Chattel Paper immediately upon each Debtor’s receipt of a request therefor, (iv) deliver to the Collateral Agent possession of all Collateral the possession of which is required to perfect the Collateral Agent’s Lien thereon or security interest therein or the possession of which grants priority over a Person filing a financing statement with respect thereto, (v) execute control agreements and cause other Persons to execute acknowledgments in form and substance reasonably satisfactory to the Collateral Agent evidencing the Collateral Agent’s control with respect to all Collateral the control or acknowledgment of which perfects the Collateral Agent’s security interest therein, including Letters of Credit, Letter of Credit Rights, Electronic Chattel Paper, Deposit Accounts and Investment Property, and (vi) keep materially accurate and complete books and records concerning the Collateral and such other books and records as the Collateral Agent may from time to time reasonably require;

122.6 it will promptly furnish to the Collateral Agent such information and documents relating to the Collateral as the Collateral Agent may reasonably request, including, without limitation, all invoices, Documents, contracts, Chattel Paper, Instruments and other writings pertaining to such Debtor’s contracts or the performance thereof, all of the foregoing to be certified upon request of the Collateral Agent by an authorized officer of such Debtor;

122.7 it shall immediately notify the Collateral Agent if any Account arises out of contracts with the United States or any department, agency or instrumentality thereof or any one or more of the states of the United States or any department, agency, or instrumentality thereof, and will execute any instruments and take any steps required by the Collateral Agent so that all monies due and to become due under such contract shall be assigned to the Collateral Agent and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act;

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122.8 it will not change its state of incorporation, formation or organization, as applicable, without providing at least ten (10) calendar days prior written notice to the Collateral Agent;

122.9 it will not change its name without providing at least ten (10) calendar days prior written notice to the Collateral Agent;

122.10 except as otherwise permitted under the Credit Agreement, it shall preserve its current existence as a corporation, partnership or a limited liability, as applicable, and shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not the Debtor, or (ii) sell all or substantially all of its assets;

122.11 if such Debtor shall at any time acquire a Commercial Tort Claim, as defined in the Code, such Debtor shall immediately notify the Collateral Agent in a writing signed by such Debtor of the details thereof and grant to the Collateral Agent for the benefit of the Secured Parties in such writing a security interest therein and in the Proceeds thereof, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent and such writing shall constitute a supplement to Schedule B hereto;

122.12 it hereby authorizes the Collateral Agent to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of such Debtor and which contain any information required by the Code or any other applicable statute applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements, or amendments. Each Debtor agrees to furnish any such information to the Collateral Agent promptly upon request. Any such financing statements, continuation statements, or amendments may be signed by the Collateral Agent on behalf of such Debtor if the Collateral Agent so elects and may be filed at any time in any jurisdiction; and

122.13 it shall at any time and from time to time take such steps as the Collateral Agent may reasonably request as are necessary for the Collateral Agent to insure the continued perfection of the Collateral Agent’s and the Secured Parties’ security interest in the Collateral with the same priority required hereby and the preservation of its rights therein.

123. Each Debtor assumes full responsibility for taking any and all necessary steps to preserve the Collateral Agent’s and the Secured Parties’ rights with respect to the Collateral against all Persons other than anyone asserting rights in respect of a Permitted Lien. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral Agent takes such action for that purpose as such Debtor shall request in writing; provided that such requested action will not, in the judgment of the Collateral Agent, impair the security interest in the Collateral created hereby or the Collateral Agent’s and the Secured Parties’ rights in, or the value of, the Collateral; and provided further that such written request is received by the Collateral Agent in sufficient time to permit the Collateral Agent to take the requested action.

124. The pledge, security interests and other Liens and the obligations, liabilities and indebtedness of each Debtor hereunder shall not be discharged until Payment In Full of the

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Credit Agreement Obligations and the indefeasible payment in full in cash of the other Secured Obligations. The pledge, security interests, and other Liens and the obligations, liabilities and indebtedness of each Debtor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Collateral Agent, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Debtor or which would otherwise operate as a discharge of any Debtor as a matter of law or equity. Without limiting the generality of the foregoing, each Debtor hereby consents to, and the pledge, security interests, and other Liens given by such Debtor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

124.1 Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Secured Party Document or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Secured Party Documents, or any rights of the Collateral Agent or any other Person with respect thereto;

124.2 Any increase, decrease, or change in the amount, nature, type or purpose of any of the Secured Obligations (whether or not contemplated by the Secured Party Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Secured Party Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Secured Party Document or any of the Secured Obligations;

124.3 Any failure to assert any breach of or default under any Secured Party Document or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Secured Party Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against any Debtor or any other Person under or in connection with any Secured Party Document or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Debtor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, liabilities or indebtedness, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

124.4 Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Collateral Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by

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Collateral Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

124.5 Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the existing structure or existence of, any Debtor or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Debtor or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by the Collateral Agent or any Debtor or by any other Person in connection with any such proceeding;

124.6 Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Debtor or any other Person with respect to any Secured Party Document or any of the Secured Obligations; or any discharge by operation of law or release of any Debtor or any other Person from the performance or observance of any Secured Party Document or any of the Secured Obligations; or

124.7 Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, a guarantor or a surety, including each Debtor, excepting only Payment In Full of the Credit Agreement Obligations and the indefeasible payment in full in cash of the other Secured Obligations.

125. Each Debtor hereby waives any and all defenses which such Debtor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Debtor hereby waives any defense to or limitation on its obligations, liabilities or indebtedness under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding Section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Debtor hereby further waives each of the following:
125.1 All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Debtor, including the following: any notice of any event or circumstance described in the immediately preceding Section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Secured Party Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of the Debtors or any other Person to comply with any Secured Party Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Debtors or any other Person;

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125.2 Any right to any marshalling of assets, to the filing of any claim against such Debtor or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Debtor or any other Person of any other right or remedy under or in connection with any Secured Party Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Collateral Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Secured Party Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Secured Party Document, and any requirement that such Debtor receive notice of any such acceptance; and

125.3 Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Collateral Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of the Collateral for any of the Secured Obligations), which results in denial or impairment of the right of the Collateral Agent to seek a deficiency against such Debtor or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

126. (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of any Debtor, the Collateral Agent may at its option take such actions as the Collateral Agent deems appropriate (i) to attach, perfect, continue, preserve and protect the Collateral Agent’s and the Secured Parties’ first priority security interest in or Lien on the Collateral, and/or (ii) to inspect, audit and verify the Collateral, including reviewing all of each Debtor’s books and records and copying and making excerpts therefrom; provided that prior to an Event of Default or a Potential Default, the same is done with advance notice during normal business hours to the extent access to such Debtor’s premises is required, and (iii) to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses (i) and (ii) to the Secured Obligations, to be paid by the Debtors to the Collateral Agent for the benefit of the Secured Parties within ten (10) days after demand;

(b) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of any Debtor, the Collateral Agent may at its option take such action as the Collateral Agent deems appropriate (i) to maintain, repair, protect and insure the Collateral, and/or (ii) to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Debtors hereunder, and (iii) to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses (i) and (ii) to the Secured Obligations, to be paid by the Debtors to the Collateral Agent for the benefit of the Secured Parties within ten (10) days after demand.

127. After there exists any Event of Default:

127.1 The Collateral Agent shall have and may exercise all the rights and remedies available to a secured party under the Code in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including, without limitation, to

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take over and collect all of any Debtor’s Receivables and all other Collateral, and to this end each Debtor hereby appoints the Collateral Agent, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom, (ii) require any Debtor to assemble the Collateral and deliver it to the Collateral Agent or to any place designated by the Collateral Agent at the Debtors’ expense, (iii) receive, open and dispose of all mail addressed to any Debtor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, (iv) demand payment of the Receivables, (v) enforce payment of the Receivables by legal proceedings or otherwise, (vi) exercise all of any Debtor’s rights and remedies with respect to the collection of the Receivables, (vii) settle, adjust, compromise, extend or renew the Receivables, (viii) settle, adjust or compromise any legal proceedings brought to collect the Receivables, (ix) to the extent permitted by applicable Law, sell or assign the Receivables upon such terms, for such amounts and at such time or times as the Collateral Agent deems advisable, (x) discharge and release the Receivables, (xi) take control, in any manner, of any item of payment or Proceeds from any account debtor, (xii) prepare, file and sign any Debtor’s name on any proof of claim in any bankruptcy or similar proceeding or similar document against any account debtor, (xiii) prepare, file and sign any Debtor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) do all acts and things necessary, in the Collateral Agent’s sole discretion, to fulfill the Borrower’s, or any Guarantor’s or any Debtor’s obligations, liabilities or indebtedness to the Collateral Agent or the Secured Parties under the Credit Agreement, any of the other Secured Party Documents or otherwise, (xv) endorse the name of any Debtor upon any check, Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Receivables or Inventory, (xvi) use any Debtor’s stationery and sign such Debtor’s name to verifications of the Receivables and notices thereof to account debtors, (xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Receivables, Inventory, or other Collateral or proceeds thereof to which any Debtor has access, (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral, (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral, and (xx) take such other action as the Collateral Agent may deem appropriate, including extending or modifying the terms of payment of any Debtor’s debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement. To the extent permitted by Law, each Debtor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Collateral Agent pursuant to this Agreement, except claims for physical damage to the Collateral arising from gross negligence or willful misconduct by the Collateral Agent.

127.2 The Collateral Agent shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit or any combination thereof, with such notice as may be required by Law (it being agreed by the Debtors that, in the absence of any contrary requirement of Law, ten (10) days’ prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit, all as the Collateral Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Collateral Agent shall have the right to conduct such

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sales on any Debtor’s premises or elsewhere and shall have the right to use any Debtor’s premises without charge for such sales for such time or times as the Collateral Agent may see fit. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

127.3 Each Debtor, at its cost and expense (including the cost and expense of any of the following referenced consents, approvals, etc.), will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other Official Body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Secured Party Documents. Without limiting the generality of the foregoing, each Debtor agrees that in the event the Collateral Agent on behalf of itself and/or the Secured Parties shall exercise its rights hereunder or pursuant to the other Secured Party Documents, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, each Debtor shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Collateral Agent requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Collateral Agent and any other Persons in making any application for the prior consent or approval of any Official Body or any other Person to the exercise by the Collateral Agent on behalf of itself and/or the Secured Parties or any such rights relating to all or any of the Collateral. Furthermore, because each Debtor agrees that the remedies at law, of the Collateral Agent on behalf of itself and/or the Secured Parties, for failure of such Debtor to comply with this Subsection (c) would be inadequate, and that any such failure would not be adequately compensable in damages, each Debtor agrees that this Subsection (c) may be specifically enforced.

127.4 The Collateral Agent may request, without limiting the rights and remedies of the Collateral Agent on behalf of itself and the Secured Parties otherwise provided hereunder and under the other Secured Party Documents, that each Debtor do any of the following: (i) give the Collateral Agent on behalf of the Secured Parties specific assignments of the accounts receivable of the Debtors after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be reasonably satisfactory to Collateral Agent, and (ii) in order to better secure the Collateral Agent on behalf of the Secured Parties, to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the Collateral Agent may require, all at the sole expense of the Debtors and shall direct all payments from all payors due to each Debtor, to such lockbox accounts.

128. The Lien on and security interest in the Collateral granted to and created in favor of the Collateral Agent by this Agreement shall be for the benefit of the Collateral Agent and the Secured Parties. Each of the rights, privileges, and remedies provided to the Collateral Agent hereunder or otherwise by Law with respect to the Collateral shall be exercised by the Collateral Agent only for the benefit of the Secured Parties, and any of the Collateral or Proceeds thereof held or realized upon at any time by the Collateral Agent shall, after the Collateral Agent has made all deductions of expenses, including but not limited to attorneys’ fees and other expenses

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incurred in connection with repossession, collection, sale or disposition of such Collateral or in connection with the enforcement of the Collateral Agent’s rights with respect to the Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows: .

128.1.1 first, in accordance with the Collateral Trust Agreement, and, following the 2009 Senior Note Redemption, in such order as set forth in Section 9.2.4 [Application of Proceeds] of the Credit Agreement; and

128.1.2 the balance, if any, as required by Law.

Each Debtor shall remain liable to the Collateral Agent and the Secured Parties for and shall pay to the Collateral Agent for the benefit of the Secured Parties any deficiency which may remain after such sale or collection.

129. If the Collateral Agent repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Collateral Agent to store any Collateral on any premises of any Debtor, such Debtor hereby agrees to lease to the Collateral Agent on a month-to-month tenancy for a period not to exceed one hundred twenty (120) days at the Collateral Agent’s election, at a rental rate equal to One Dollar ($1.00) per month (if such Debtor owns the premises), and at the current rental rate per month (if such Debtor leases the premises), the premises on which the Collateral is located; provided it is located on premises owned or leased by such Debtor.

130. Upon Payment In Full of the Credit Agreement Obligations and the indefeasible payment in full in cash of the other Secured Obligations, the expiration of all Commitments and Letters of Credit, and termination of the Credit Agreement, this Agreement shall terminate and be of no further force and effect, and the Collateral Agent shall thereupon promptly return to each Debtor such of the Collateral and such other documents delivered by such Debtor or obtained by the Collateral Agent hereunder as may then be in the Collateral Agent’s possession, subject to the rights of third parties. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Without limiting the generality of the foregoing, each of the Debtors hereby acknowledges and agrees to any assignment by Wells Fargo Bank, National Association, in its capacity as Collateral Agent, of all its right, title and interest under, pursuant to, and in connection with this Agreement to PNC Bank, National Association, in its capacity as Collateral Agent for itself and the Lenders.

131. No failure or delay on the part of the Collateral Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Collateral Agent hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Collateral Agent under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Collateral Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

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132. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 9 of the Collateral Trust Agreement in the case of the Collateral Agent, and in case of the Debtors, as set forth in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement; provided that such notices to any Debtor shall be given to the Borrower on behalf of such Debtor at the address referred to in, and in the manner provided in, Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

133. Each Debtor agrees that as of the date hereof, all information contained on the Security Interest Data Summary attached hereto as Schedule A is accurate and complete and contains no omission or misrepresentation. Except for such information in Schedule A which is specific to the Closing Date, each Debtor shall promptly notify the Collateral Agent of any changes in the information set forth thereon.

134. All payments and collections made by or from the Debtors under this Agreement shall be deemed to be payments pursuant to, and each Debtor hereby agrees to be bound by, the provisions of Section 5.9 [Taxes] of the Credit Agreement and each Debtor shall make all payments free and clear of Taxes as provided therein.

135. Each Debtor acknowledges that the provisions hereof giving the Collateral Agent rights of access to books, records and information concerning the Collateral and such Debtor’s operations and providing the Collateral Agent access to such Debtor’s premises are intended to afford the Collateral Agent with immediate access to current information concerning such Debtor and its activities, including without limitation, the value, nature and location of the Collateral so that the Collateral Agent can, among other things, make an appropriate determination after the occurrence of an Event of Default, whether and when to exercise its other remedies hereunder and at law, including, without limitation, instituting a replevin action should any Debtor refuse to turn over any Collateral to the Collateral Agent. Each Debtor further acknowledges that should such Debtor at any time fail to promptly provide such information and access to the Collateral Agent, each Debtor acknowledges that the Collateral Agent would have no adequate remedy at law to promptly obtain the same. Each Debtor agrees that the provisions hereof may be specifically enforced by the Collateral Agent and waives any claim or defense in any such action or proceeding that the Collateral Agent has an adequate remedy at law.

136. This Agreement shall be binding upon, and inure to the benefit of, the Collateral Agent, the Secured Parties and their respective successors and assigns, and each Debtor and each of its respective successors and assigns, except that no Debtor may assign or transfer its duties or obligations hereunder or any interest herein. Without limiting the generality of the foregoing, each of the Debtors hereby acknowledges and agrees to any assignment by Wells Fargo Bank, National Association, in its capacity as Collateral Agent, of all its right, title and interest under, pursuant to, and in connection with this Agreement to PNC Bank, National Association, in its capacity as Collateral Agent for itself and the Lenders. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral agent by a successor

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collateral agent, that successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral agent, as secured party under this Agreement and the retiring collateral agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral agent’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

137. This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by, and construed in accordance with, the laws of said State excluding its rules relating to conflicts of law.

138. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

139. Each Debtor hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County in any action or proceeding arising out of or relating to this Agreement, and each Debtor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Debtor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Debtor hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to such Debtor in care of the Process Agent at the Process Agent’s address, and each Debtor hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Debtor further agrees that it shall, for so long as any Commitment under the Credit Agreement or any Secured Obligation of any Loan Party to any Secured Party remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 22. The Process Agent is the Borrower, with an office on the date hereof as set forth in the Schedules to the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Companies and agrees to act as Process Agent on behalf of the Companies.

140. EXCEPT AS PROHIBITED BY LAW, EACH DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

141. At any time after the initial execution and delivery of this Agreement to the Collateral Agent and the Secured Parties, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being a Debtor hereunder by executing and delivering to the Collateral Agent and the Agent a Guarantor Joinder pursuant to the Credit Agreement. No notice of the addition of any Debtor shall be required to be given to any pre-existing Debtor and each Debtor hereby consents thereto.

94

142. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Debtor acknowledges and agrees that a telecopy transmission to the Collateral Agent or any Secured Party of the signature pages hereof purporting to be signed on behalf of such Debtor shall constitute effective and binding execution and delivery hereof by such Debtor.

143. The parties agree that in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control until the Collateral Trust Agreement is terminated in accordance with its terms. Until such termination of the Collateral Trust Agreement, notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Agent solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Agent, the Trustee and/or other Person specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Agent, and subject further to the rights of the Collateral Agent to require the Borrower and any Loan Party to provide (i) officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, (ii) advancement of expenses, and/or (iii) assurances of indemnity, all as reasonably satisfactory to the Collateral Agent. The Collateral Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Collateral Document, or for the creation, perfection, priority, sufficiency or protection of any Liens hereunder. For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder) and such responsibility shall be solely that of the Loan Parties. Until such termination of the Collateral Trust Agreement, for the avoidance of doubt, in addition to any protections, rights or immunities given to the Collateral Agent hereunder, the Collateral Agent shall be entitled to the rights, protections and immunities given to it in its capacity as the Collateral Trustee (as defined therein) under the Collateral Trust Agreement.

[SIGNATURE PAGES FOLLOW]

95

[SIGNATURE PAGE TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the day and year first above set forth.

DEBTORS:

KOPPERS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS HOLDINGS INC.
KOPPERS DELAWARE, INC.
KOPPERS ASIA LLC
KOPPERS CONCRETE PRODUCTS, INC.
CONCRETE PARTNERS, INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Vice President

KOPPERS VENTURES LLC

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer and Assistant Secretary

[SIGNATURE PAGE TO SECURITY AGREEMENT]

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1. The chief executive office of              (a “Debtor”) is located at:

[ADDRESS]

             County

2. Such Debtor’s true and full name is as follows:             . Such Debtor uses no trade names or fictitious names.

3. Such Debtor’s form of organization is as follows:

4. Such Debtor’s state of organization is as follows:

5. Such Debtor’s EIN # is as follows:

6. Such Debtor’s organization ID # (if any exists) is as follows:

7. As of the Closing Date, all of such Debtor’s personal property which has not been delivered to the Collateral Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor’s chief executive office as described in Paragraph 1 above, except as specified below:

8. All of such Debtor’s books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor’s chief executive office as described in Paragraph 1 above, except as specified below:

9. All of the Debtor’s real property is located in the following counties:

SCHEDULE B

TO

SECURITY AGREEMENT

Commercial Tort Claims

EXHIBIT 2.5.1

[FORM OF]

LOAN REQUEST

TO:	PNC Bank, National Association, as Administrative Agent
PNC Firstside Center - 4th Floor
500 First Avenue
P7-PFSC-04-I
Pittsburgh, PA 15219
Telephone No.: (412) 768-0423
Telecopier No.: (412) 762-8672
Attn: Agency Services

FROM:	Koppers Inc., a Pennsylvania corporation (the “Borrower”).

RE:	Credit Agreement (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), dated as of August 15, 2014, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

A.	Pursuant to Section 2.5.1 [Revolving Credit Loan Requests] of the Credit Agreement, the undersigned Borrower irrevocably requests [check one line under 1(a) below and fill in blank space next to the line as appropriate]:

1(a)	A new Revolving Credit Loan in U.S. Dollars, OR

Renewal of the Euro-Rate Option applicable to an outstanding [specify type of Loan — Revolving Credit Loan or Term Loan] in U.S. Dollars originally made on , 20 , OR

Conversion of the Base Rate Option applicable to an outstanding [specify type of Loan — Revolving Credit Loan or Term Loan] in U.S. Dollars originally made on , 20 to a Loan in U.S. Dollars to which the Euro-Rate Option applies, OR

Conversion of the Euro-Rate Option applicable to an outstanding [specify type of Loan — Revolving Credit Loan or Term Loan] in U.S. Dollars originally made on , 20 to a Loan in U.S. Dollars to which the Base Rate Option applies, OR

A new Revolving Credit Loan in [specify Optional Currency: Euro, Australian Dollars, other] , OR

Renewal of the Euro-Rate Option applicable to an outstanding Revolving Credit Loan in [specify Optional Currency: Euro, Australian Dollars, other] originally made on , 20 , OR

SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

[Check one line under 1(b) below and fill in blank spaces in line next to line]:

1(b)(i)	Under the Base Rate Option for Loans in U.S. Dollars. Such Loan in U.S. Dollars shall have a Borrowing Date of , 20 (which date shall be (i) the same Business Day of receipt by the Administrative Agent by 12:00 noon eastern time of this Loan Request for making a new Revolving Credit Loan to which the Base Rate Option applies, or (ii) the last day of the preceding Interest Period if a Loan to which the Euro-Rate Option applies is being converted to a Loan to which the Base Rate Option applies).

OR

(ii)	Under the Euro-Rate Option for Loans in U.S. Dollars. Such Loan shall have a Borrowing Date of , 20 (which date shall be three (3) Business Days subsequent to the Business Day of receipt by the Administrative Agent by 12:00 noon eastern time of this Loan Request for making a new Revolving Credit Loan in U.S. Dollars to which the Euro-Rate Option applies, renewing a Loan in U.S. Dollars to which the Euro-Rate Option applies, or converting a Loan in U.S. Dollars to which the Base Rate Option applies to a Loan in U.S. Dollars to which the Euro-Rate Option applies).

OR

(iii)	Under the Euro-Rate Option for Loans in [specify Optional Currency: Euro, Australian Dollars, other]. Such Loan shall have a Borrowing Date of , 20 (which date shall be four (4) Business Days subsequent to the Business Day of receipt by the Administrative Agent by 12:00 noon eastern time of this Loan Request for making a new Revolving Credit Loan in [specify Optional Currency: Euro, Australian Dollars, other] to which the Euro-Rate Option applies, renewing a Loan in [specify Optional Currency: Euro, Australian Dollars, other] to which the Euro-Rate Option applies, or converting a Loan in [specify Optional Currency: Euro, Australian Dollars, other] to which the Base Rate Option applies to a Loan in [specify Optional Currency: Euro, Australian Dollars, other] to which the Euro-Rate Option applies).

101

	2	Such Loan is in the principal amount of [specify U.S. Dollars OR Optional Currency: Euro, Australian Dollars, other] or the principal amount to be renewed is [specify U.S. Dollars OR Optional Currency: Euro, Australian Dollars, other] or the principal amount to be converted is [specify U.S. Dollars OR Optional Currency: Euro, Australian Dollars] [not to be less than U.S. $1,000,000, or the Dollar Equivalent thereof if an Optional Currency Loan, and in increments of U.S. $500,000, or the Dollar Equivalent thereof if an Optional Currency Loan, for each Borrowing Tranche under the Euro-Rate Option and not less than the lesser of $100,000 or the maximum amount available for Borrowing Tranches under the Base Rate Option].

3

[Complete the applicable blank below if the Borrower is selecting the Euro-Rate Option]:

Such Loan in U.S. Dollars shall have an Interest Period of [select: one, two, three, or six] Month(s):             .

OR

Such Loan in [specify Optional Currency: Euro, Australian Dollars, other]              shall have an Interest Period of one Month.

B	As of the date hereof and the date of making the above-requested Loan (and after giving effect thereto): all of the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents (or, on the Closing Date, solely the Specified Representations) are true and correct in all material respects on such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); other than in the case of any Loans made or Letters of Credit issued on the Closing Date, no Event of Default or Potential Default has occurred and is continuing; the making of such Loan shall not contravene any Law applicable to any Loan Party, any Subsidiary of any Loan Party, or any of the Lenders; and the making of such Loan shall not cause the Revolving Facility Usage to exceed the Revolving Credit Commitments.

102

C	Each of the undersigned hereby irrevocably requests [check one line below and fill in blank spaces next to the line as appropriate]:

	1	Funds to be deposited into a PNC Bank bank account per our current standing instructions. Complete amount of deposit if not full loan advance amount: [specify U.S. Dollars OR Optional Currency: Euro, Australian Dollars, other] .

	2	Funds to be wired per the following wire instructions:

Amount of Wire Transfer:
[specify U.S. Dollars OR Optional Currency: Euro, Australian Dollars, other]
Bank Name: ABA: Account Number: Account Name: Reference:

	3	Funds to be wired per the attached Funds Flow (multiple wire transfers).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO LOAN REQUEST]

The Borrower certifies to the Administrative Agent for the benefit of the Lenders as to the accuracy of the foregoing on                  , 20    .

KOPPERS INC.

By:
Name:
Title:

EXHIBIT 2.5.2

[FORM OF]

SWING LOAN REQUEST

TO:	PNC Bank, National Association, as Administrative Agent
PNC Firstside Center - 4th Floor
500 First Avenue
P7-PFSC-04-I
Pittsburgh, PA 15219
Telephone No.: (412) 768-0423
Telecopier No.: (412) 762-8672
Attn: Agency Services

FROM:	Koppers Inc., a Pennsylvania corporation (the “Borrower”).

RE:	Credit Agreement (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), dated as of August 15, 2014, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Capitalized terms not otherwise defined herein shall have the respective meanings given to them by the Credit Agreement.

Pursuant to Section 2.5.2 of the Credit Agreement, the Borrower hereby makes the following Swing Loan Request:

1.	Aggregate principal amount of such Swing Loan (may not be less than U.S. $500,000 and in integral multiples of U.S. $100,000)	U.S. $

2.	Proposed Borrowing Date

(which date shall be on or after the date on which the Administrative Agent receives this Swing Loan Request, with such Swing Loan Request to be received no later than 11:00 a.m. eastern time on the Borrowing Date)

3.	As of the date hereof and the date of making the above-requested Swing Loan (and after giving effect thereto): all of the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents (or on the Closing Date, solely the Specified Representations) are true and correct in all material respects on such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); other than in the case of any Loans made or Letters of Credit issued on the Closing Date, no Event of Default or Potential Default has occurred and is continuing; the making of such Loan shall not contravene any Law applicable to any Loan Party, any Subsidiary of any Loan Party, or any of the Lenders; and the making of such Loan shall not exceed the Swing Loan Commitment or cause the Revolving Facility Usage to exceed the Revolving Credit Commitments.

4.	The undersigned hereby irrevocably requests [check one line below and fill in blank spaces next to the line as appropriate]:

	A	Funds to be deposited into a PNC Bank bank account per our current standing instructions. Complete amount of deposit if not full loan advance amount: .

	B	Funds to be wired per the following wire instructions: Amount of Wire Transfer: Bank Name: ABA: Account Number: Account Name: Reference:

	C	Funds to be wired per the attached Funds Flow (multiple wire transfers).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

106

[SIGNATURE PAGE TO SWING LOAN REQUEST]

The Borrower certifies to the Administrative Agent for the benefit of the Lenders as to the accuracy of the foregoing on                  , 20    .

KOPPERS INC.

By:
Name:
Title:

EXHIBIT 2.11

[FORM OF]

LENDER JOINDER AND ASSUMPTION AGREEMENT

THIS LENDER JOINDER AND ASSUMPTION AGREEMENT (the “Joinder”) is made as of                  , 20     (the “Effective Date”) by                                          (the “New Lender”).

BACKGROUND

Reference is made to the Credit Agreement dated as of August 15, 2014 among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement are used herein as defined therein.

AGREEMENT

In consideration of the Lenders permitting the New Lender to become a Lender under the Credit Agreement, the New Lender agrees that effective as of the Effective Date it shall become, and shall be deemed to be, a Lender under the Credit Agreement and each of the other Loan Documents and agrees that from the Effective Date and so long as the New Lender remains a party to the Credit Agreement, such New Lender shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Lender and shall be entitled (in accordance with its Ratable Share) to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. The New Lender hereby acknowledges that it has heretofore received (i) a true and correct copy of the Credit Agreement (including any amendments or modifications thereof or supplements or waivers thereto) as in effect on the Effective Date, and (ii) the executed original of its Revolving Credit Note dated the Effective Date issued by the Borrower under the Credit Agreement in the face amount of $        .

The Commitments and Ratable Shares of the New Lender and each of the other Lenders are as set forth on Schedule 1.1(B) to the Credit Agreement. Schedule 1.1(B) to the Credit Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1.1(B) hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing on the date hereof, the Borrower shall repay all outstanding Revolving Credit Loans to which either the Base Rate Option or the Euro-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the New Lender) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 5.10 [Indemnity].

The New Lender is executing and delivering this Joinder as of the Effective Date and acknowledges that it shall: (A) participate in all new Revolving Credit Loans borrowed by the Borrower on and after the Effective Date according to its Ratable Share; and (B) participate in all Letters of Credit outstanding on and after the Effective Date according to its Ratable Share.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO LENDER

JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, the New Lender has duly executed and delivered this Joinder as of the Effective Date.

[NEW LENDER]

By:
Name:
Title:

[ACKNOWLEDGEMENT TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

KOPPERS, INC.

By:
Name:
Title:

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS

SCHEDULE 1

OUTSTANDING TRANCHES

EXHIBIT 5.9.7(A)

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as August 15, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Koppers Inc., as borrower, each lender from time to time party thereto, each lender from time to time party thereto, and PNC Bank, National Association, as the administrative agent for the lenders.

Pursuant to the provisions of Section 5.9 [Taxes] of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date:	, 20[ ]

EXHIBIT 5.9.7(B)

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 15, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Koppers Inc., as borrower, each lender from time to time party thereto, each lender from time to time party thereto, and PNC Bank, National Association, as the administrative agent for the lenders.

Pursuant to the provisions of Section 5.9 [Taxes] of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code].

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date:	, 20[ ]

EXHIBIT 5.9.7(C)

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 15, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Koppers Inc., as borrower, each lender from time to time party thereto, each lender from time to time party thereto, and PNC Bank, National Association, as the administrative agent for the lenders.

Pursuant to the provisions of Section 5.9 [Taxes] of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date:	, 20[ ]

EXHIBIT 5.9.7(D)

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of August 15, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Koppers Inc., as borrower, each lender from time to time party thereto, each lender from time to time party thereto, and PNC Bank, National Association, as the administrative agent for the lenders.

Pursuant to the provisions of Section 5.9 [Taxes] of the Credit Agreement, the undersigned hereby certifies that: (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:	, 20[ ]

EXHIBIT 7.1.1

FORM OF SOLVENCY CERTIFICATE

I, the undersigned, an Authorized Officer of KOPPERS HOLDINGS INC., a Pennsylvania corporation (the “Holdings”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such facts and circumstances after the date hereof), to the Administrative Agent and each of the Lenders party to the Credit Agreement referred to below that:

1. This certificate is furnished to the Administrative Agent and the Lenders pursuant to Section 7.1.1 of the Credit Agreement dated as of August 15, 2014, among the Koppers Inc., Holdings, PNC Bank, National Association, as Administrative Agent, and the other parties thereto (the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Credit Agreement.

2. For purposes of this certificate, the terms below shall have the following meanings:

(a) “Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of Holdings and its Subsidiaries taken as a whole (after giving effect to the Transactions) would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b) “Present Fair Salable Value” shall mean the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of Holdings and its Subsidiaries taken as a whole (after giving effect to the Transactions) are sold on a going concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c) “Stated Liabilities” shall mean the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Holdings and its Subsidiaries taken as a whole (after giving effect to the Transactions), as of the date hereof after giving effect to the consummation of the Transactions (including the execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof), determined in accordance with GAAP consistently applied.

(d) “Identified Contingent Liabilities” shall mean the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Holdings and its Subsidiaries (taken as a whole after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) (including the execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof) (including all fees and expenses related thereto (including the Osmose Acquisition)), as identified and explained in terms of their nature and estimated magnitude by Authorized Officers of the Borrower.

(e) “Will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature” For the period from the date hereof through the Expiration Date, Holdings and its subsidiaries taken as a whole (after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) will have sufficient assets and cash flow to pay their respective liabilities, contingent or otherwise, as those liabilities mature or otherwise become payable, in light of business conducted or anticipated to be conducted by the Holdings and its Subsidiaries as reflected in the Pro Forma Financial Information and in light of the anticipated credit capacity.

(f) “Do not have Unreasonably Small Capital” For the period from the date hereof through Expiration Date, Holdings and its Subsidiaries taken as a whole (after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) (including execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof (including the Osmose Acquisition)) is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for such period. I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by the Loan Parties as reflected in the Pro Forma Financial Information and in light of the anticipated credit capacity.

3. For purposes of this certificate, I, or officers of Holdings under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

(a) I have reviewed the financial statements (including the Pro Forma Financial Information) referred to in Section 6.1.9(ii) of the Credit Agreement.

(b) I have knowledge of and have reviewed to my satisfaction the Credit Agreement.

(c) As an Authorized Officer of Holdings, I am familiar with the financial condition of Holdings and its Subsidiaries.

4. Based on and subject to the foregoing, I hereby certify on behalf of Holdings that after giving effect to the consummation of the transaction under the Credit Agreement and the Osmose Transactions (including the execution and delivery of the Credit Agreement, the making of the Loans and the use of proceeds of such Loans on the date hereof), it is my opinion that (i) the Fair Value of the assets of Holdings and its Subsidiaries taken as a whole (after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) exceed their liabilities, contingent or otherwise; (ii) the Present Fair Salable Value of the assets of Holdings and its Subsidiaries taken as a whole (after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) exceed their liabilities, contingent or otherwise; (iii) Holdings and its Subsidiaries taken as a whole (after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) do not have Unreasonably Small Capital; and (iv) Holdings and its Subsidiaries taken as a whole (after giving effect to the transactions under the Credit Agreement and the Osmose Transactions) will be able to pay their liabilities, contingent or otherwise, as they mature.

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[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO SOLVENCY CERTIFICATE]

IN WITNESS WHEREOF, the Holdings has caused this certificate to be executed on its behalf by an Authorized Officer as of the date first written above.

KOPPERS HOLDINGS INC.

By:
Name:	Louann E. Tronsberg-Deihle
Title:	Treasurer

EXHIBIT 7.1.1(VII)

[FORM OF]

LANDLORD’S WAIVER

THIS LANDLORD’S WAIVER (the “Agreement”) made as of this      day of             , 201     by             , a              (the “Landlord”) to [insert: WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral trustee (in such capacity, “Collateral Trustee”) for the Creditors (as defined in that certain Collateral Trust Agreement dated as of August 15, 2014 by and among Koppers Inc., a Pennsylvania corporation, as issuer, the Group Agents party thereto, the Collateral Trustee, and the Guarantors party thereto OR PNC BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders (as defined in the Credit Agreement described below)], all as set forth and defined therein).

WITNESSETH:

KOPPERS INC. (the “Borrower”) is or may become indebted to the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] for certain extensions of credit and other financial accommodations (the “Loans”). The Guarantors have guaranteed the Loans. Pursuant to the provisions of that certain Credit Agreement dated as of August 15, 2014 by and among the Borrower, the Lenders party thereto, [insert: PNC Bank, National Association, in its capacity as Collateral Agent for the Lenders OR the Collateral Agent], and the Guarantors party thereto (as amended, restated, modified and or supplemented from time to time, the “Credit Agreement”), the Loans are or may become secured by security interests and liens in certain tangible and intangible personal property of the Borrower and Guarantors (collectively, the “Collateral”). Under the provisions of a certain lease (the “Lease”) dated             , between the Landlord and              [insert: Borrower OR name of Guarantor] (the “Lessee”), the Landlord has leased approximately              square feet situated on the property described as              (the “Premises”). Since all or a part of the Collateral may be located on or affixed to the Premises, the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] have required, as a condition to making the Loans, the execution and delivery of this Agreement by the Landlord.

NOW, THEREFORE, to induce the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] to make the Loans available to the Borrower, the Landlord, intending to be legally bound hereby covenants and agrees with the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] as follows:

144. The Landlord hereby agrees that any of the Collateral may be affixed to the Premises and shall remain personal property notwithstanding the manner in which it is affixed thereto and consents to the security interest and lien of the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders], and their respective successors and assigns, in the Collateral located on, at or about or affixed to the Premises. This waiver shall apply to any of the Collateral which is already located on, at or about or affixed to the Premises or may hereafter be located on, at or about or affixed to the Premises.

145. The Landlord hereby waives and releases in favor of the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders], and agrees that the [insert: Collateral Agent’s and the Creditors’ OR Collateral Agent’s and the Lenders’] liens and security interests in the Collateral shall be prior and superior to, (a) any and all rights of distraint, levy and execution, and marshalling of assets which the Landlord may now or hereafter have against the Collateral, (b) any and all liens and security interests that the Landlord may now or hereafter have on the Collateral, and (c) any and all other claims that the Landlord may now or hereafter have on or against the Collateral for any rent or other sums due or to become due to the Landlord by the Lessee under the provisions of the Lease or otherwise.

146. The [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] may remove the Collateral from the Premises whenever the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] deem it necessary to do so to protect their interests, and without liability or accountability to the Landlord therefor, and the Landlord hereby irrevocably grants to the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] the right of entry to the Premises to remove any of the Collateral at any reasonable time or times.

147. In the event the Lessee defaults under the Lease and is evicted by the Landlord, the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] shall have the right, by sending notice to the Landlord, to keep and store any portion of the Collateral located at the Premises at or about the date the Lessee loses possession of the Premises for a period, determined by the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders], of up to one hundred twenty (120) days, counting from the date the Lessee loses possession of the Premises, on a month-to-month basis, provided the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] pay rent to the Landlord for each month at the monthly rent provided for in the Lease. The [insert: Collateral Agent and/or the Creditors OR Collateral Agent and/or the Lenders] shall give the Landlord at least ten (10) calendar days’ notice if the [insert: Collateral Agent and/or the Creditors OR Collateral Agent and/or the Lenders] wish to terminate the [insert: Collateral Agent’s and the Creditors’ OR Collateral Agent’s and the Lenders’] use of the Premises for storage at the end of any month during the one hundred twenty (120) day period. If the [insert: Collateral Agent or the Creditors OR Collateral Agent or the Lenders] have been using the Premises for storage and fail to give such notice, the [insert: Collateral Agent or the Creditors OR Collateral Agent or the Lenders] shall be responsible for the next month’s rent, even if the [insert: Collateral Agent or the Creditors OR Collateral Agent or the Lenders] are no longer using the Premises for storage. The [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] shall have no obligation to pay any rent under the Lease for any period of time prior to the date the Lessee lost possession of the Premises and the [insert: Collateral Agent and/or the Creditors OR Collateral Agent and/or the Lenders] notify the Landlord of their intention to use the Premises. The [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders] may conduct one or more auction sales of the Collateral at the Premises during the period the [insert: Collateral Agent or the Creditors OR Collateral Agent or the Lenders] are using the Premises for storage of the Collateral. As used in this Section, the term “month” shall mean a calendar month.

148. The Landlord shall notify any purchaser of the Premises and any subsequent mortgagee or any other holder of any lien, security interest or encumbrance on the Premises of the existence of this Agreement.

149. The Landlord hereby certifies that the Landlord has full power and authority to execute this Agreement and that it has legal title to the Premises.

150. This Agreement shall continue in effect during the term of the Credit Agreement and any extensions, renewals, refinancings or modifications thereof and any substitutions therefor, shall be binding upon the successors, assigns and transferees of the Landlord, and shall inure to the benefit of the [insert: Collateral Agent and the Creditors OR Collateral Agent and the Lenders], and their respective successors and assigns. The Landlord hereby waives notice of the [insert: Collateral Agent’s and the Creditors’ OR Collateral Agent’s and the Lenders’] acceptance of and reliance on this Agreement.

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[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO LANDLORD’S WAIVER]

IN WITNESS WHEREOF, the Landlord has caused this Agreement to be executed, sealed and delivered on the day and year first written above.

WITNESS/ATTEST	LANDLORD

By:

Name:

Title:

ACKNOWLEDGEMENT TO BE MADE BY OWNER OR LANDLORD

STATE OF

COUNTY OF

TO WIT:

I HEREBY CERTIFY that on this      day of             , 201    , before me, a Notary Public for the state and county aforesaid, personally appeared             , known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he/she is the             , that he/she has been duly authorized to execute, and has executed, the foregoing instrument on behalf of the said entity for the purposes therein set forth, and that the same is its act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal, the day and year first above written.

Notary Public

My commission expires:

CONSENT

The undersigned Lessee hereby consents to the terms and conditions of this Landlord’s Waiver as set forth above.

ATTEST	[INSERT NAME OF LESSEE]

	By:	(SEAL)

Name:

Title:

EXHIBIT 8.2.6

[FORM OF]

ACQUISITION COMPLIANCE CERTIFICATE

            , 20

This certificate is delivered pursuant to Section 8.2.6 of that certain Credit Agreement dated as of August 15, 2014 (the “Credit Agreement”) by and among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Lenders party thereto (the “Lenders”), the Guarantors party thereto (the “Guarantors”) and PNC Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned officer,             , the              [President/Chief Executive Officer/Chief Financial Officer/Treasurer] of the Borrower, does hereby certify on behalf of the Borrower after giving pro forma effect to the Permitted Acquisition which is the basis for this Certificate, as follows:

Description of Proposed Permitted Acquisition

The Borrower desires that              [list Borrower, Guarantor or other Subsidiary that will be making the Acquisition] (the “Acquiring Company”) [acquire the assets/acquire the stock] [by purchase/by merger] of                      [Insert name of entity or business division whose assets are being acquired or the entity whose equity interests are being acquired] (the “Target”) from              [identify the name(s) of the seller(s) of such assets or equity interests] (the “Seller”) (the “Acquisition”).

The total Consideration to be paid, including the aggregate of (i) cash paid by the Borrower or any of its Subsidiaries, directly or indirectly, to the Seller, (ii) the Indebtedness incurred or assumed by the Borrower or any of its Subsidiaries, whether in favor of Seller or otherwise, and whether fixed or contingent, (iii) any Guaranty given or incurred by the Borrower or any of its Subsidiaries in connection with the Acquisition, and (iv) any other consideration given or obligation incurred by the Borrower or any of its Subsidiaries in connection with the Acquisition is $        , which amount exceeds $50,000,000 and, accordingly, Section 8.2.6(iv)(f) of the Credit Agreement requires the delivery of this Certificate.

The proposed date of Acquisition is              (the “Acquisition Date”), which is at least five (5) Business Days after the date this Certificate is delivered.

The Target is engaged in              [describe business being acquired].

The board of directors or other equivalent governing body of the Seller has approved of such Permitted Acquisition.

151.	Maximum Total Secured Leverage Ratio (Sections 8.2.16 and 8.2.6(iv)(f)(1)). The Total Secured Leverage Ratio is to 1.00 (from item (1)(C) below), on a

PNC Bank, National Association,

as Administrative Agent

            , 20

pro forma basis after giving effect to the proposed Permitted Acquisition, calculated as of the most recently ended fiscal quarter for the four fiscal quarters then ended,[7] which does not exceed the permitted ratio for such period as determined by reference to Table 1:

TABLE 1:

Prior to the Qualified Note Issuance:

Fiscal Period-End	Maximum Total Secured Leverage Ratio
Closing Date through but not including December 31, 2014	5.50 to 1.00
December 31, 2014 through but not including December 31, 2015	5.25 to 1.00
December 31, 2015 through but not including December 31, 2016	5.00 to 1.00
December 31, 2016 through but not including December 31, 2017	4.50 to 1.00
December 31, 2017 through but not including December 31, 2018	4.25 to 1.00
December 31, 2018 and for all periods thereafter	4.00 to 1.00

[OR]

[7]	For the purposes of this Certificate, in giving effect to the Permitted Acquisition:

(a)	Consolidated EBITDA as reported in the maximum Total Secured Leverage Ratio shall be calculated on a pro forma basis, using (i) historical numbers, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period or (ii) financial effects that are reasonably identifiable and factually supportable, as projected by Holdings in good faith, which were set forth in the certificate previously or concurrently delivered by an Authorized Officer of Holdings to the Administrative Agent (which certificate also set forth in reasonable detail the calculation of such financial effects), and agreed to by the Administrative Agent, and

(b)	Indebtedness or other liabilities assumed or incurred in connection with the Permitted Acquisition and income earned or expenses incurred by the Target, business or assets to be acquired prior to the date of the Permitted Acquisition shall be included.

PNC Bank, National Association,

as Administrative Agent

            , 20

Following the Qualified Note Issuance:

Fiscal Period-End	Maximum Total Secured Leverage Ratio
Date of consummation of the Qualified Note Issuance through but not including December 31, 2015	The ratio based on the amount of the Qualified Note Issuance according to the table set forth in the definition of Reduced Ratio
December 31, 2015 and for all periods thereafter	3.00 to 1.00

151.1	Total Secured Debt, the numerator of the Total Secured Leverage Ratio, is pro forma Indebtedness in respect of the following in each case of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, and is calculated without duplication as follows:

	151.1.1	borrowed money secured by a Lien on assets of a Loan Party	$

	151.1.2	amounts raised under or liabilities in respect of any note purchase or acceptance credit facility secured by a Lien on assets of a Loan Party	$

	151.1.3	the unreimbursed amount of all drafts drawn under letters of credit issued for the account of Holdings or its Subsidiaries and the undrawn stated amount of all letters of credit issued for the account of Holdings and its Subsidiaries, in each case secured by a Lien on assets of a Loan Party	$

	151.1.4	obligations with respect to capitalized leases secured by a Lien on assets of a Loan Party	$

	151.1.5	net obligations requiring any actual cash payment or settlement under any commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device, in any case whether secured or unsecured	$

	151.1.6	the sum of items (1)(A)(i) through (1)(A)(v) equals Total Secured Debt, the numerator of the Total Secured Leverage Ratio	$

151.2	pro forma Consolidated EBITDA, the denominator of the Total Secured Leverage Ratio, in each case of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, is calculated as follows:

	151.2.1	Consolidated Net Income	$

	151.2.2	depreciation	$

	151.2.3	depletion	$

	151.2.4	amortization	$

	151.2.5	other non-recurring, non-cash charges to net income	$

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as Administrative Agent

            , 20

	151.2.6	losses on the sale of assets outside the ordinary course of business	$

	151.2.7	interest expense	$

	151.2.8	income tax expense	$

	151.2.9	cash dividends received from Affiliates to the extent not included in determining Consolidated Net Income	$

	151.2.10	equity losses of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income	$

	151.2.11	non-recurring, cash and non-charges to net income in an aggregate cumulative amount not greater than $75,000,000 related to discontinuation or sale of business operations of Holdings and its Subsidiaries	$

	151.2.12	all unamortized financing costs written off, and premiums paid, gains/losses incurred, and/or charges and fees paid and not capitalized, in each case, by the Loan Parties in connection with any (x) Osmose Diligence, (y) early extinguishment of the 2009 Notes or (z) exchange, redemption, repurchase, tender or retirement of the 2009 Notes	$

	151.2.13	non-recurring, non-cash credits to net income	$

	151.2.14	gains on the sale of assets outside the ordinary course of business	$

	151.2.15	equity earnings of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income	$

	151.2.16	the sum of items (1)(B)(i) through (1)(B)(xii) minus the sum of items (1)(B)(xiii) through (1)(B)(xv) equals Consolidated EBITDA, the denominator of the Total Secured Leverage Ratio	$

151.3	item (1)(A)(vi) divided by item (1)(B)(xvi) equals the Total Secured Leverage Ratio		to 1.00

152.	Minimum Fixed Charge Coverage Ratio (Sections 8.2.16 and 8.2.6(iv)(f)(2)). The Fixed Charge Coverage Ratio is to 1.0 (from item (2)(C) below) ), on a pro forma basis after giving effect to the proposed Permitted Acquisition, calculated as of the most recently ended fiscal quarter for the four fiscal quarters then ended,[8] which is not less than the permitted ratio of 1.1 to 1.0.

[8]	See footnote 1 above.

PNC Bank, National Association,

as Administrative Agent

            , 20

152.1	The numerator of the Fixed Charge Coverage Ratio of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, is calculated as follows:

	152.1.1	Consolidated EBITDA (from item (1)(B)(xvi) above)	$

	152.1.2	Capital Expenditures	$

	152.1.3	cash taxes	$

	152.1.4	item (2)(A)(i) minus item (2)(A)(ii) minus item (2)(A)(iii) equals the numerator of the Fixed Charge Coverage Ratio	$

152.2	Fixed Charges, the denominator of the Fixed Charge Coverage Ratio, of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, are calculated as follows:

	152.2.1	interest expense	$

	152.2.2	contractual principal installments on Indebtedness	$

	152.2.3	contractual principal payments on capitalized leases	$

	152.2.4	dividends and distributions (excluding payments made by the Borrower to redeem the 2009 Senior Notes as permitted under Section 8.2.5 of the Credit Agreement)	$

	152.2.5	sum of items (2)(B)(i) through (2)(B)(iv) equals the denominator of the Fixed Charge Coverage Ratio	$

152.3	item (2)(A)(iv) divided by item (2)(B)(v) equals the Fixed Charge Coverage Ratio		to 1.0

153.	Undrawn Availability (Section 8.2.6(iv)(f)(2)). After giving effect to the Permitted Acquisition which is the basis for this Certificate, the Undrawn Availability is $ , which is at least $50,000,000.

154.	No Event of Default or Potential Default exists immediately prior to or after giving effect to the Permitted Acquisition which is the basis for this Certificate.

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[SIGNATURE PAGE TO

ACQUISITION COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this      day of             , 20    .

KOPPERS INC.

By:
Name:
Title:	[President/Chief Executive Officer/Chief Financial Officer/Treasurer

EXHIBIT 8.3.3

[FORM OF]

QUARTERLY COMPLIANCE CERTIFICATE

            , 20

This certificate is delivered pursuant to Section 8.3.3 of that certain Credit Agreement dated as of August 15, 2014 (the “Credit Agreement”) by and among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Lenders party thereto (the “Lenders”), the Guarantors party thereto (the “Guarantors”) and PNC Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned officer,             , the             [President/Chief Executive Officer/Chief Financial Officer/Treasurer] of Holdings, does hereby certify on behalf of Holdings and each of Holdings’ Subsidiaries as of the [quarter/year] ended             , 20     (the “Report Date”), as follows:

155. Maximum Total Secured Leverage Ratio (Section 8.2.16). The Total Secured Leverage Ratio is      to 1.00 (from item (1)(C) below), calculated as of the Report Date for the four fiscal quarters ended as of the Report Date, which does not exceed the permitted ratio for such period as determined by reference to Table 1:

TABLE 1:

Prior to the Qualified Note Issuance:

Fiscal Period-End	Maximum Total Secured Leverage Ratio
Closing Date through but not including December 31, 2014	5.50 to 1.00
December 31, 2014 through but not including December 31, 2015	5.25 to 1.00
December 31, 2015 through but not including December 31, 2016	5.00 to 1.00
December 31, 2016 through but not including December 31, 2017	4.50 to 1.00
December 31, 2017 through but not including December 31, 2018	4.25 to 1.00
December 31, 2018 and for all periods thereafter	4.00 to 1.00

[OR]

PNC Bank, National Association,

as Administrative Agent

            , 20

Following the Qualified Note Issuance:

Fiscal Period-End	Maximum Total Secured Leverage Ratio
Date of consummation of the Qualified Note Issuance through but not including December 31, 2015	The ratio based on the amount of the Qualified Note Issuance according to the table set forth in the definition of Reduced Ratio
December 31, 2015 and for all periods thereafter	3.00 to 1.00

155.1	Total Secured Debt, the numerator of the Total Secured Leverage Ratio, is Indebtedness in respect of the following in each case of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, and is calculated without duplication as follows:

	155.1.1	borrowed money secured by a Lien on assets of a Loan Party	$

	155.1.2	amounts raised under or liabilities in respect of any note purchase or acceptance credit facility secured by a Lien on assets of a Loan Party	$

	155.1.3	the unreimbursed amount of all drafts drawn under letters of credit issued for the account of Holdings or its Subsidiaries and the undrawn stated amount of all letters of credit issued for the account of Holdings and its Subsidiaries, in each case secured by a Lien on assets of a Loan Party	$

	155.1.4	obligations with respect to capitalized leases secured by a Lien on assets of a Loan Party	$

	155.1.5	net obligations requiring any actual cash payment or settlement under any commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device, in any case whether secured or unsecured	$

	155.1.6	the sum of items (1)(A)(i) through (1)(A)(v) equals Total Secured Debt, the numerator of the Total Secured Leverage Ratio	$

155.2	Consolidated EBITDA, the denominator of the Total Secured Leverage Ratio, in each case of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, is calculated as follows:

	155.2.1	Consolidated Net Income	$

	155.2.2	depreciation	$

	155.2.3	depletion	$

	155.2.4	amortization	$

	155.2.5	other non-recurring, non-cash charges to net income	$

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155.2.6	losses on the sale of assets outside the ordinary course of business	$

155.2.7	interest expense	$

155.2.8	income tax expense	$

155.2.9	cash dividends received from Affiliates to the extent not included in determining Consolidated Net Income	$

155.2.10	equity losses of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income	$

155.2.11	non-recurring, cash and non-charges to net income in an aggregate cumulative amount not greater than $75,000,000 related to discontinuation or sale of business operations of Holdings and its Subsidiaries	$

155.2.12	non-cash stock-based compensation expense	$

155.2.13	all unamortized financing costs written off, and premiums paid, gains/losses incurred, and/or charges and fees paid and not capitalized, in each case, by the Loan Parties in connection with any (x) Osmose Diligence, (y) early extinguishment of the 2009 Notes or (z) exchange, redemption, repurchase, tender or retirement of the 2009 Notes	$

155.2.14	non-recurring, non-cash credits to net income	$

155.2.15	gains on the sale of assets outside the ordinary course of business	$

155.2.16	gains on non-cash equity-based compensation	$

155.2.17	equity earnings of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income	$

155.2.18	the sum of items (1)(B)(i) through (1)(B)(xiii) minus the sum of items (1)(B)(xiv) through (1)(B)(xvii)	$

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	155.2.19	Adjustment to Consolidated EBITDA to the extent that the computation of Consolidated EBITDA includes a gain or loss with respect to any commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device (including, for the avoidance of doubt, obligations under such commodity swap, currency swap, interest rate swap, cap, collar or floor agreement or other interest rate management device that are secured as well as those that are unsecured) as follows: Consolidated EBITDA shall be (1) increased by any non-cash items of loss arising from such swap, agreement or other device, in each case, net of any actual cash payments related to the items giving rise to the loss and (2) decreased by any non-cash items of gain arising from such swap, agreement or other device, in each case, net of any actual cash payments related to items giving rise to the gain	$

	155.2.20	the sum of items (1)(B)(xviii) and (1)(B)(xix) equals Consolidated EBITDA, the denominator of the Total Secured Leverage Ratio	$

155.3	item (1)(A)(vi) divided by item (1)(B)(xx) equals the Total Secured Leverage Ratio		to 1.00

  156. Minimum Fixed Charge Coverage Ratio (Section 8.2.15). The Fixed Charge Coverage Ratio, calculated as of the Report Date for the four fiscal quarters ended as of the Report Date, is      to 1.0 (from item (2)(C) below), which is not less than the permitted ratio of 1.1 to 1.0.

156.1	The numerator of the Fixed Charge Coverage Ratio of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, is calculated as follows:

	156.1.1	Consolidated EBITDA (from item (1)(B)(xx) above)	$

	156.1.2	Capital Expenditures	$

	156.1.3	cash taxes	$

	156.1.4	item (2)(A)(i) minus item (2)(A)(ii) minus item (2)(A)(iii) equals the numerator of the Fixed Charge Coverage Ratio	$

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156.2	Fixed Charges, the denominator of the Fixed Charge Coverage Ratio, of Holdings and its Subsidiaries, determined and consolidated in accordance with GAAP, are calculated as follows:

	156.2.1	interest expense	$

	156.2.2	contractual principal installments on Indebtedness	$

	156.2.3	contractual principal payments on capitalized leases	$

	156.2.4	dividends and distributions (excluding payments made by the Borrower to redeem the 2009 Senior Notes as permitted under Section 8.2.5 of the Credit Agreement)	$

	156.2.5	sum of items (2)(B)(i) through (2)(B)(iv) equals the denominator of the Fixed Charge Coverage Ratio	$

156.3	item (2)(A)(iv) divided by item (2)(B)(v) equals the Fixed Charge Coverage Ratio		to 1.0

157.	Indebtedness (Section 8.2.1).

157.1	As of the Report Date, the aggregate amount of all Indebtedness under any Lender-Provided Credit Arrangement is $ , which is not greater than the permitted amount of $50,000,000.

157.2	As of the Report Date, the aggregate amount of Indebtedness secured by Purchase Money Security Interests and Indebtedness evidenced by capitalized leases (excluding any Indebtedness described in Schedule 8.2.1) is $ , which does not exceed the permitted amount of $25,000,000.

157.3	As of the Report Date, the aggregate amount of Indebtedness in respect of surety bonds, performance bonds, bid bonds, or similar obligations arising in the ordinary course of business (up to an amount reasonably determined to be payable under all surety bonds then outstanding) is $ , which does not exceed the permitted amount of $40,000,000.

157.4	As of the Report Date, the aggregate amount of Indebtedness permitted under Section 8.2.1(xiii), which does not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower’s Subsidiaries is $ , which does not exceed the permitted amount of $10,000,000.

  158. Guaranties (Section 8.2.3). The aggregate principal or stated amount of Guaranties of Indebtedness incurred by any Excluded Subsidiary, and its subsidiaries, permitted Joint Ventures under Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] and non-Loan Party Subsidiaries is $        , which does not exceed the permitted amount of $120,000,000.

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159.	Loans and Investments (Section 8.2.4).

159.1	The aggregate amount of (i) loans and advances to, and investments in, Foreign Subsidiaries created or acquired after the Closing Date, and (ii) additional loans and advances to, and investments in, Foreign Subsidiaries in existence on the Closing Date that are in excess of the applicable amounts described for such Foreign Subsidiary on Schedule 8.2.4 is $ , which does not exceed the permitted amount of $100,000,000.

159.2	The aggregate amount of (i) loans and advances to, and investments in, Joint Ventures not existing as of the Closing Date (excluding any loans and advances to, and investments in, Foreign Subsidiaries created after the Closing Date pursuant to Section 8.2.4(vi)), and (ii) additional loans, advances and investments in in existing Joint Ventures listed on Schedule 8.2.4, which Joint Ventures (a) limit the liability of the Loan Party or Subsidiary to such party’s investment therein (except to the extent of liabilities under Guaranties otherwise permitted under the Credit Agreement), and (b) are in the same or substantially similar lines of business as the Loan Parties’ business; provided that the aggregate amount of the sum of (y) such investments in Joint Ventures from and after the Closing Date pursuant to Section 8.2.4(vii), and (z) advances under Section 8.2.4(ix) are $ , which does not exceed the permitted amount of $75,000,000.

159.3	The aggregate amount of advances to subcontractors and suppliers of the Loan Parties or their Subsidiaries made in the ordinary course of business is $ , which does not exceed the permitted amount of $10,000,000.

159.4	The aggregate amount of advances to customers of the Loan Parties or their Subsidiaries to finance the construction of facilities for such customers which will use products supplied by the Loan Parties or their Subsidiaries is $ , which does not exceed the permitted amount of $10,000,000, provided that the aggregate amount of the sum of (y) all such advances pursuant to Section 8.2.4(ix), and (z) investments under Section 8.2.4(vii) is $ , which does not exceed the permitted amount of $75,000,000.

160.	[INSERT IF APPLICABLE:] Restricted Payments (Section 8.2.5(i)).

160.1	The Borrower made dividends and distributions in an aggregate amount equal to $ to Holdings, and prior to and after giving effect thereto:

	160.1.1	The Fixed Charge Coverage Ratio on a pro forma basis after giving effect to such dividends and distributions is to 1.0 which is not less than the permitted ratio of 1.1 to 1.0; and

	160.1.2	No Event of Default or Potential Default occurred, was continuing or existed.

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160.2	The Borrower made payments to repurchase the 2009 Senior Notes or any notes issued under any New Note Indenture in an aggregate amount equal to $ , and prior to and after giving effect thereto:

	160.2.1	Undrawn Availability is $ , which is not less than the required amount of $50,000,000; and

	160.2.2	No Event of Default or Potential Default occurred, was continuing or existed.

  161. As of the date hereof, the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement; all of the representations and warranties of the Borrower and the other Loan Parties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); and no Event of Default or Potential Default exists or occurred and is continuing.

  162. As of the date hereof, the identity and amount of all outstanding Lender-Provided Credit Arrangements and any outstanding Guaranties described in Section 8.2.3(iv) of the Credit Agreement are listed on Annex 1 hereto.

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[SIGNATURE PAGE TO QUARTERLY COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this      day of             , 20    .

KOPPERS HOLDINGS INC.

By:

Name:

Title:

Annex 1

[Listing of Lender-Provided Credit Arrangements and any outstanding Guaranties described in Section 8.2.3(iv) of the Credit Agreement]

[see attached]